UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06625

                                 The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                                 Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                                 Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: 213-625-1900

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT

APRIL 30, 2018

PAYDEN

MUTUAL FUNDS

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

100	Statements of Assets & Liabilities

104	Statements of Operations

108	Statements of Changes in Net Assets

114	Notes to Financial Statements

139	Financial Highlights

153	Fund Expenses

155	Trustees & Officers

Semi-Annual Report

Short Duration Bond Strategies

During the six months ended April 30, 2018, the Federal Reserve Board’s Open Market Committee (“FOMC”) continued to normalize monetary policy by raising the Federal Funds Rate two times, from 1.25% to 1.75%. US economic data continues to support expectations for continued increases to the Federal Funds rate through 2019. The unemployment rate has dropped to 3.9% and inflation continues to trend towards the FOMC’s 2% target. The core personal consumption expenditure index, the FOMC’s preferred measurement tool, increased from 1.5% to 1.8% over the period.

Short US Treasury yields continued to rise in sympathy with the Federal Funds Rate. Two-year US Treasury yields rose by 0.89% moving from 1.60% to 2.49%. Three-month LIBOR moved 0.98% higher to end at 2.36%.

Corporate yield premiums over US Treasury securities widened over the period after reaching historical lows early in the year. The move was largely attributed to selling pressures from large off-shore corporate portfolios as they looked to repatriate cash. Corporate spreads have since stabilized.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide stable daily liquidity. For the six months ended April 30, 2018, the Fund returned 0.56%, compared to a return of 0.37% for the Lipper Government Money Market Average. Money market rates rose along with the FOMC’s decision to increase the federal funds rate.

The Payden Limited Maturity Fund (PYLMX) returned 0.82% for the six months ended April 30, 2018, compared to a return of 0.68% for its benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index. The allocations to corporate securities and securitized products were the largest contributors to outperformance. The Fund invests in swaps, futures and forward currency contracts for credit risk hedging and investment purposes. The use of credit default swaps to hedge credit exposure impacted performance by 0.01%.

The Payden Low Duration Fund (PYSBX) returned -0.20% for the six months ended April 30, 2018, compared to a return of -0.47% for its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. The Fund’s interest rate positioning was the largest contributor to outperformance, while allocations to corporate securities and securitized products also contributed positively. The Fund invests in futures, swaps, options and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by 0.05%.

The Payden Global Low Duration Fund (PYGSX) returned -0.15% for the six months ended April 30, 2018, compared to a return of -0.44% for its benchmark, the Bank of America Merrill Lynch 1-3 Year US Corporate & Government Index. The allocations to corporate securities and securitized products were the largest contributors to outperformance, with rates positioning also contributing positively. The Fund invests in futures, swaps, options and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by 0.02%.

The Payden U.S. Government Fund (PYUSX) returned -1.16% for the six months ended April 30, 2018, compared to its benchmark, the ICE Bank of America 1-5 Year U.S Treasury Index which returned – 1.01%. Interest rates have moved steadily higher over the period as the Federal Reserve Board continues to reduce its excess investment from the financial system. The Fund has slightly underperformed its benchmark due to underperformance in mortgage securities as the Federal Reserve Board lowers the volume of mortgages it purchases in efforts to taper its balance sheet. The Fund is structured conservatively to preserve principal as it appears more rate hikes are likely. The Fund did not participate in derivative securities over the period.

Intermediate Duration Bond Strategies

The Payden GNMA Fund (PYGNX) returned -2.24% for the six months ended April 30, 2018, versus the Bank of America Merrill Lynch GNMA Master Index which returned -1.59%. The GNMA mortgage market struggled as volatility returned to both the fixed income and equity markets. Economic expansion and tight labor market conditions have led to a steady climb in interest rates and wider mortgage yield spreads to US Treasury securities. The Federal Reserve Board continues to normalize monetary policy, as the economy moves closer to full employment. The Fund underperformed its benchmark due to an overweight to higher coupon mortgages. Higher coupon mortgages generally will outperform when rates rise. However, in the previous period the yield curve flattened leading to higher prepayments and lower yields. With the expectation that Federal Reserve Board continues to tighten monetary policy, the Fund has moved to a conservative stance relative to the benchmark. The Fund makes use of Eurodollar and US

Semi-Annual Report    1

Treasury futures to hedge yield curve and interest rate exposure. Over the period the net effect of the derivative positions for the Fund’s returns as portions of the rise in rates were 0.05%.

The Payden Core Bond Fund Investor Class (PYCBX) returned -1.44% for the six months ended April 30, 2018, compared to a -1.87% for its benchmark, the Bloomberg Barclays U.S. Aggregate Index. The Fund’s Adviser Class (PYCWX) returned -1.56% for the same period, while the Fund’s SI Class (PYCSX) returned -1.37% for the period January 22, 2018 through April 30, 2018. Total returns across fixed income were impacted negatively by the sharp increase in bond yields. The Fund benefited from its meaningful duration underweight and allocations to investment grade corporates, emerging market debt and securitized bonds. Going forward, the Fund remains meaningfully underweight duration, overweight a diversified mix of credit sectors with distinct sector biases and has lower beta tilts within high yield and emerging market debt. The Fund invests in futures, swaps and forward currency contracts for hedging and investment purposes. Derivatives had a modest impact to performance of -0.04%.

The Payden Corporate Bond Fund (PYACX) returned -1.98% for the six months ended April 30, 2018 compared to a return of -2.48% for its benchmark, the Bloomberg Barclays US Corporate Investment Grade Index. The Fund’s largest contributor to performance was security selection with strong outperformance in energy, consumer non-cyclical, and insurance names. Industry allocation was neutral, with the overweight to financials mildly detracting from performance. This was outweighed by fortuitous industrial sector weights, such as the overweight to consumer non-cyclicals. The Fund’s short duration stance early in the year was also a strong contributor. The Fund utilized a moderate allocation to futures, which affected performance by 0.07%.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned -0.61% for the six months ended April 30, 2018, while its benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned -1.87%. The Fund’s SI Class (PYSIX) returned -0.56% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This is achieved by investing primarily in investment grade and high yield corporate bonds, securitized debt and emerging market debt. Total returns across fixed income sectors were impacted negatively by the sharp increase in bond yields. Relative to its benchmark, the Fund benefited from a meaningful duration underweight and overweight allocations to investment grade corporates, emerging market debt and securitized bonds. Going forward, the Fund remains meaningfully underweight duration, overweight a diversified mix of credit sectors with distinct sector biases and has lower beta tilts within high yield and emerging market debt. The Fund invests in futures, credit default swaps and forward currency contracts, for interest rate and credit hedging and investment purposes. The use of derivatives for interest rate hedging purposes added 0.07% to overall performance and helped to contain further downside price risk. The active currency overlay had a modest negative impact of -0.04%.

For the six months ended April 30, 2018, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned 0.64%, compared to a return of 0.75% for its benchmark, 1-month LIBOR. The Fund’s SI Class (PYAIX) returned 0.82% for the same period. Although market conditions were accentuated by sustained positive economic support, volatility increased across capital markets. With this backdrop, global interest rates were markedly higher with 5-year government bond yields rising in the US by 0.78%, in the UK by 0.34%, in Europe by 0.29% and in Australia by 0.25%. The corresponding tone in risk assets proved positive at first, as equity prices reached new heights and corporate credit risk premiums reached new post-crisis lows. However, sentiment quickly turned as the second half of the period was marked by concerns regarding a pick-up in inflationary pressures and fears of trade wars. Volatility returned to markets, causing equity prices to decline from their highs, relinquishing a majority of their gains, while corporate bond risk premiums increased in sympathy. Simultaneously, the Fund’s benchmark, 1-month Libor, moved higher by 0.46% during the period. The Fund invests in futures, options, swaps and forward currency contracts, for both interest rate and credit risk hedging and investment purposes, with the net effect of 0.13% for the period.

Loan Strategy

The leveraged loan market enjoyed positive performance with little volatility over the six months ended April 30, 2018. With loan issuers continuing to report strong earnings, market fundamentals remained robust. Complementing the fundamentals are positive technicals, as many floating rate funds are seeing inflows and CLO creation remains stout. Loan issuers have taken advantage of the heavy demand by repricing their loans at lower rates and at a record pace. This has resulted in all-time high interest coverage for the average loan company.

2   Payden Mutual Funds

For the six months ended April 30, 2018, the Payden Floating Rate Fund, Investor Class (PYFRX) returned 1.62%, while its SI Class (PYFIX) returned 1.66%. The Fund’s benchmark, the Credit Suisse BB Loan Index, returned 2.19% for the same period. The Fund’s top performers for the period were loans that had sold off in the prior fiscal year. Specifically, JC Penney debt rallied as holiday results were stronger than expected and the loan posted a return of 9.5% for the period. Also showing strength during the period was the oil exploration and production company California Resources, which benefitted as oil prices continued to move higher. These loans returned 5.8% during the period. Detracting from performance were the loans of French cable and telecom provider Altice. The loans returned -3.7% during the period as Altice faced increased competition in the French market. The Fund did not participate in derivative securities during the period.

High Yield Bond Strategy

High-yield bonds returned -0.63% during the six months ended April 30, 2018 as measured by the ICE BofA ML BB/B US Cash Pay High Yield Constrained Index. Rising rates drove bond prices lower, while market volatility increased as a result of trade war-related saber rattling. Even the energy sector, which should have been a bright spot in the high yield market as oil prices generally remained above $60, saw spreads widen. Lower quality bonds outperformed during the review period, largely because they are typically less sensitive to changes in interest rates: BB-rated bonds returned -1.43%, B-rated bonds returned 0.35%, and CCC-rated bonds returned 1.89%.

The Payden High Income Fund (PYHRX) returned -0.58%for the six months ended April 30, 2018. The Fund’s benchmark, the Bank of America Merrill Lynch BB-B High Yield Cash Pay Constrained Index, returned -0.63% for the same period. The top performer for the period was JC Penney. The bonds rallied 17% as holiday results were stronger than expected. Also adding to outperformance was the Fund’s overweight to Valeant Pharmaceuticals. Valeant continues to improve its balance sheet and was recently upgraded out of the CCC index. These bonds returned 8% during the review period. The largest detractor for the review period was Chuck E. Cheese, which returned -6.6% as the company reported consecutive quarters of negative same store sales. The Fund uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds forward currency contracts to both hedge foreign exchange exposure and for investment purposes. Active currency management detracted from the Fund’s relative performance. The use of derivatives impacted performance by -0.03%.

Tax Exempt Bond Strategy

For the six months ended April 30, 2018, the Payden California Municipal Income Fund (PYCRX) returned -0.72%. The Fund’s benchmarks, the Bloomberg Barclays Capital California Intermediate Index and the Bloomberg Barclays 7-Year Municipal Index, returned, respectively, -1.64% and -1.86% for the same period. The municipal yield curve flattened significantly in the final months of 2017 as the market began to price in upcoming Federal Reserve Board hikes, and rich valuations in front-end municipals proved a drag on performance in short-dated municipals. In the opening months of 2018, long-end rates also began moving higher in coordination with US Treasury securities. While the Fund is positioned defensively from a portfolio-level duration standpoint, this shift higher in long rates marginally detracted from the Fund’s performance, given our “barbell” structure emphasizing longer maturity bonds. At the same time, our overweight to short floating-rate structures was a positive contributor. Limited supply and robust demand for municipal securities has created a strong technical backdrop for the market in 2018, and has provided continued support to historically rich valuation levels.

Broad credit quality in the sector continues to improve, despite high profile headlines regarding isolated cases of budget distress, and credit spreads remain compressed. The Fund continues to focus on managing interest-rate risk and is defensively positioned, against policy uncertainty and an environment of rising interest-rates, relative to its benchmarks. A healthy allocation to short maturities and floating-rate securities provides both liquidity and a defensive income stream while the Fund looks to underweight intermediate maturities in the “belly” of the curve and increase income through an allocation to longer maturities.

Global Bond Strategy

For the six months ended April 30, 2018, the Payden Global Fixed Income Fund (PYGFX) returned -0.11%, while its benchmark, Bloomberg Barclays Global Aggregate, returned -0.11% over the same period. Returns were impacted negatively by the sharp increase in treasury bond yields across the globe with the US as the primary mover. The Fund’s tactical currency basket detracted from performance given its tilt toward emerging currencies and bias toward dollar weakness as the dollar strengthened on the heels of credit weakness. The Fund benefited from its duration underweight in the US, Europe and select peripheral markets.

Semi-Annual Report    3

Going forward, the Fund remains meaningfully underweight duration with a bias toward lower yielding currencies, overweight a diversified mix of credit sectors with distinct sector biases and has lower beta tilts within high yield and emerging market debt. The Fund invests in futures, options, swaps and forward currency contracts for hedging and investment purposes. Derivatives had a modest negative impact to performance of roughly -0.04%.

Emerging Market Bond Strategies

For the six months ended April 30, 2018, emerging markets fixed income securities delivered mixed performance. Emerging market hard currency debt experienced negative returns amid rising US Treasury yields, while emerging market local currency debt saw solid, positive returns. Global economic data and subdued global interest rates provided a constructive backdrop for emerging markets from November 2017 through March 2018. However, in April, an appreciating US dollar and the move in US Treasury securities led to increased market volatility. Overall, the asset class was supported by strong inflows and robust primary market activity among sovereign and corporate issuers.

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned -1.61%, the Fund’s Adviser Class (PYEWX) returned -1.72%, and the Fund’s SI Class (PYEIX) returned -1.59% for the six months ended April 30, 2018. The Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, returned -2.41% for the same period. Sovereign selection was the primary contributor to the Fund’s outperformance. Overweight positions in Nigeria, Bahamas, Ghana and Mongolia were positive, as were underweight positions in Mexico and the Philippines. Overweight exposure in Argentina, and avoiding Poland, partially offset the gains. Quasi-sovereign selection was positive, including positioning in Malaysia and Costa Rica, as well as an underweight to Chilean entities; selection within Kazakh and Mexican quasi-sovereigns detracted. An off-benchmark allocation to corporates and local currency denominated debt also added to relative performance. The Fund invests in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivatives contributed 0.13% to fund performance.

The Payden Emerging Markets Local Bond Fund (PYELX) returned 5.06% for the six months ended April 30, 2018. The Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index, returned 5.15% over the same period. Relative to the benchmark, the Funds benefited from an overweight rates position in South Africa and Brazil, as well as underweight rates positions in Turkey and the Philippines. Off-index local debt positions in Nigeria, Ghana, and Georgia also outperformed. However, an underweight to the intermediate part of the yield curve in Mexico, an overweight rates position in Argentina, and off-index exposure to India more than offset the gains. Overall, currency was a positive contributor. Overweight positions in the Malaysian ringgit, Ukrainian hryvnia, Egyptian pound, and Colombian peso added to returns. An underweight stance in the Romanian leu and an overweight position in the Russian ruble underperformed to offset a portion of currency gains. The Fund invests in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivatives contributed 0.71% to fund performance.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned -0.97%, and the Fund’s SI Class (PYCIX) returned -0.92% for the six months ended April 30, 2018. The Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified Index, returned -1.44% for the period. The Fund’s selection of emerging market corporates was the primary contributor to outperformance, while off-index allocations to sovereigns and local currency bonds also added to returns. Off-index allocations to quasi-sovereigns and developed market corporates performed in line with the benchmark. Within corporates, an overweight stance in Brazilian and Paraguayan entities was positive, as was the selection of credits in Chile, Israel, and Saudi Arabia. Underweight positioning to credits in South Korea, Hong Kong, Malaysia, Singapore, and China also added to performance. The selection of corporates in Indonesia and United Arab Emirates detracted, as did an overweight to Russian corporates early in the period. By sector, selection among consumer credits, infrastructure, real estate, and technology, media and telecommunications were additive to relative performance, while industrials, transports, and metals and mining relative positioning detracted. The Fund invests in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivatives added 0.19% to fund performance.

U.S. Equity Strategy

The U.S. equity markets posted positive returns for the six-month period ended April 30, 2018 as strength in both corporate earnings and economic data supported stock prices. At the start of the period, equities rallied higher on upbeat earnings results and the approval of tax reform. The S&P 500 index made record highs over the following months, ultimately hitting the high for the period

4   Payden Mutual Funds

in late January. However, market volatility returned in February as the VIX index spiked up to 50 and stocks officially fell into correction territory for the first time in two years. The stock market traded sideways for the remainder of the period as fears of trade wars and rising interest rates were balanced by a stellar first quarter earnings season and further growth in the US economy.

The Payden Equity Income Fund, Investor Class (PYVLX), which is comprised of large-cap value stocks, returned 3.56% for the six months ended April 30, 2018, while the Fund’s Adviser Class (PYVAX) returned 3.47% and SI Class (PYVSX) returned 3.61%. The Fund’s benchmark, the Russell 1000 Value Index, returned 1.92% over the same period. Strong individual stock selection drove the relative outperformance, while security type/sector allocation detracted from performance. Security type allocations, master limited partnerships and preferred stocks were the largest negative contributors. Within common stock sectors, the overweight to information technology was the largest positive contributor, while the underweight to energy was the largest negative contributor. Individual stock selection was strongest in the consumer discretionary sector, but weakest in the utilities sector. The largest positive contributors in the Fund were technology company Cisco Systems and movie theater chain Regal Entertainment. The Fund holds forwards currency contracts to hedge foreign currency exposure from its international stock holdings. These currency forwards negatively impacted performance by -0.13% for the period.

Semi-Annual Report    5

Abbreviations

AGM - Assured Guaranty Municipal Corporation

ARM - Adjustable Rate Mortgage

ARS - Argentine Peso

AUD - Australian Dollar

BAM - Build America Mutual

BRL - Brazilian Real

CAD - Canadian Dollar

CDOR - Canadian Dealer Offered Rate

CZK - Czech Koruna

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

FDIC - Federal Deposit Insurance Corporation

FFCB - Federal Farm Credit Bank

FG - Freddie Mac Gold Pool

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

G2 - Ginnie Mae II pool

GBP - British Pound

GN - Ginnie Mae I pool

GNR - Ginnie Mae REMICS

IDR - Indonesian Rupiah

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

MYR - Malaysian Ringgit

NCUA - National Credit Union Administration

NOK - Norwegian Krone

PEN - Peruvian Sol

PLN - Polish Zloty

RUB - Russian Ruble

TRY - Turkish Lira

USD - US Dollar

ZAR - South African Rand

6   Payden Mutual Funds

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.	Portfolio Composition - percent of investments

	Repurchase Agreement	33%
	U.S. Government Agency	32%
	U.S. Treasury	30%
	Mortgage Backed	4%
	Other	1%

Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
U.S. Government Agency (32%)
15,000,000	FFCB, (3 mo. LIBOR USD + 0.000%) 1.80%, 5/09/18 (a)	$15,001
5,000,000	FFCB, (1 mo. LIBOR USD + 0.100%) 1.82%, 8/08/18 (a)	5,000
10,000,000	FFCB, (1 mo. LIBOR USD + 0.070%) 1.82%, 4/18/19 (a)	10,001
20,000,000	FFCB, (3 mo. LIBOR USD + 0.035%) 1.99%, 9/04/18 (a)	20,010
5,800,000	FFCB, (3 mo. LIBOR USD + 0.010%) 2.35%, 10/19/18 (a)	5,806
1,195,000	FFCB Disc Note, 1.76%, 6/06/18 (b)	1,193
5,000,000	FFCB Disc Note, 2.14%, 12/13/18 (b)	4,947
10,000,000	FHLB, (1 mo. LIBOR USD + 0.130%) 1.77%, 10/10/18 (a)	9,999
10,000,000	FHLB Disc Note, 0.00%, 5/01/18 (b)	10,000
6,510,000	FHLB Disc Note, 1.72%, 5/04/18 (b)	6,509
4,430,000	FHLB Disc Note, 1.72%, 5/16/18 (b)	4,428
5,000,000	FHLB Disc Note, 1.76%, 6/13/18 (b)	4,991
1,000,000	FHLB Disc Note, 1.94%, 8/30/18 (b)	996
Total U.S. Government Agency (Cost - $98,881)		98,881

Mortgage Backed (4%)
11,241,829	Fannie Mae-Aces, (1 mo. LIBOR USD + 0.210%) 2.03%, 9/25/18 (a) (Cost - $11,230)	11,230

NCUA Guaranteed (0%)
509,511	NCUA Guaranteed Notes Trust 2011-R1, (1 mo. LIBOR USD + 0.450%) 2.33%, 1/08/20 (a)	511
Total NCUA Guaranteed (Cost - $511)		511

U.S. Treasury (30%)
10,000,000	U.S. Treasury Bill, 1.58%, 5/03/18 (b)	9,999
15,000,000	U.S. Treasury Bill, 1.78%, 7/05/18 (b)	14,954
10,000,000	U.S. Treasury Bill, 1.86%, 8/02/18 (b)	9,959
10,000,000	U.S. Treasury Bill, 1.98%, 10/04/18 (b)	9,919
10,000,000	U.S. Treasury Bill, 2.01%, 10/25/18 (b)	9,904
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill Yield + 0.070%) 1.91%, 4/30/19 (a)	10,010
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill Yield + 0.140%) 1.98%, 1/31/19 (a)	10,010
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill Yield + 0.170%) 2.01%, 10/31/18 (a)	10,013
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill Yield + 0.174%) 2.02%, 7/31/18 (a)	10,007
Total U.S. Treasury (Cost - $94,775)		94,775

Investment Company (1%)

Principal or Shares	Security Description	Value (000)
4,248,521	Dreyfus Treasury & Agency Cash Management, Institutional Shares (Cost - $4,249)	$4,249
Repurchase Agreement (34%)
35,000,000	Bank of Montreal Tri Party, 1.67% 5/01/18 (c)	35,000
35,000,000	Citigroup Tri Party, 1.67% 5/03/18 (d)	35,000
35,000,000	Goldman Sachs Tri Party, 1.67% 5/01/18 (e)	35,000
Total Repurchase Agreement (Cost - $105,000)		105,000

Total Investments (Cost - $314,646) (101%)		314,646
Assets in excess of Other Liabilities (-1%)		(3,097)
Net Assets (100%)		$311,549

(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(b)	Yield to maturity at time of purchase.
(c)	The repurchase agreement dated 4/30/2018 is collateralized by the following securities:

Bank of Montreal Tri Party
716	FNMA, maturity dated October 19, yielding 0.00%	$1
579,929	GNMA, maturity dated May 42, yielding 3.50%	409
35,286,000	U.S. Treasury Securities, maturity from May 18-May 43, yielding from 0.00%-8.88%	35,290

		$35,700

(d)	The repurchase agreement dated 4/30/2018 is collateralized by the following securities:

Citigroup Tri Party
25,664,000	U.S. Treasury Note, maturity dated August 18, yielding 0.00%	$25,500

(e)	The repurchase agreement dated 4/24/2018 is collateralized by the following securities:

Goldman Sachs Tri Party
304,617,193	FMAC, maturity from May 18-Dec 46, yielding from 2.00%-9.50%	$6,162
688,742,886	FNMA, maturity from May 18-Feb 48, yielding from 2.00%-10.00%	27,982
2,980,617	GNMA, maturity from February 34-March 48, yielding from 3.00%-5.00%	1,556

		$35,700

Semi-Annual Report    7

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreement	Value (000’s)

Total gross amount of repurchase agreements presented on the Statements of Assets and Liabilities	$105,000
Non-cash Collateral	(35,000)

Net Amount	$70,000

See notes to financial statements.

8   Payden Mutual Funds

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

Portfolio Composition - percent of investments

Corporate	55%
U.S. Treasury	15%
Asset Backed	12%
Mortgage Backed	8%
Other	10%

Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (12%)
3,300,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%) 3.16%, 1/20/28 (a)(b)	$3,301
1,535,794	BlueMountain CLO 2013-4 Ltd. 144A, (3 mo. LIBOR USD + 1.010%) 3.36%, 4/15/25 (a)(b)	1,539
4,000,000	BlueMountain CLO 2014-4 Ltd. 144A, (3 mo.
	LIBOR USD + 1.350%) 3.33%, 11/30/26 (a)(b)	4,003
170,065	Capital Auto Receivables Asset Trust 2014-1, 3.39%, 7/22/19	170
1,330,138	Cent CLO 18 Ltd. 144A, (3 mo. LIBOR USD + 1.120%) 3.48%, 7/23/25 (a)(b)	1,335
171,855	CNH Equipment Trust 2014- C, 1.05%, 11/15/19	172
189,632	CNH Equipment Trust 2015-B, 1.37%, 7/15/20	189
3,726,378	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR USD + 1.250%) 3.17%, 12/17/33 (a)(b)	3,758
2,217,211	Commonbond Student Loan Trust 2017-A-GS 144A, (1 mo. LIBOR USD + 0.850%) 2.75%, 5/25/41 (a)(b)	2,236
1,758,632	Dell Equipment Finance Trust 2017-1 144A, 1.86%, 6/24/19 (b)	1,755
2,300,000	First Investors Auto Owner Trust 2016-2 144A, 1.87%, 11/15/21 (b)	2,279
1,640,000	First Investors Auto Owner Trust 2017-1 144A, 2.20%, 3/15/22 (b)	1,625
90,810	GSAMP Trust 2004-SEA2, (1 mo. LIBOR USD + 0.650%) 2.55%, 3/25/34 (a)	91
1,381,896	Invitation Homes 2015-SFR3 Trust 144A, (1 mo. LIBOR USD + 1.300%) 3.20%, 8/17/32 (a)(b)	1,386
108,831	Kubota Credit Owner Trust 2016-1 144A, 1.25%, 4/15/19 (b)	109
1,740,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 0.950%) 3.31%, 4/19/30 (a)(b)	1,740
5,740,000	Madison Park Funding XIV Ltd. 144A, (3 mo. LIBOR USD + 1.120%) 3.48%, 7/20/26 (a)(b)	5,747
600,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD + 1.000%) 3.36%, 7/25/26 (a)(b)	600
6,800,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD + 0.800%) 3.15%, 1/15/28 (a)(b)	6,792
4,819,181	Nissan Auto Lease Trust 2017-B, 1.83%, 12/16/19	4,794
4,000,000	Nissan Master Owner Trust Receivables, 1.54%, 6/15/21	3,948

Principal or Shares	Security Description	Value (000)

815,000	Octagon Investment Partners XXIII Ltd. 144A, (3 mo. LIBOR USD + 0.850%) 3.11%, 7/15/27 (a)(b)	$ 815
1,389,356	OSCAR US Funding Trust VII LLC 144A, 2.13%, 11/10/20 (b)	1,383
2,600,000	Penarth Master Issuer PLC 144A, (1 mo. LIBOR USD + 0.380%) 2.21%, 3/18/22 (a)(b)	2,600
318,486	Santander Drive Auto Receivables Trust 2014-3, 2.65%, 8/17/20	319
900,000	Santander Drive Auto Receivables Trust 2016-2, 2.08%, 2/16/21	898
4,410,000	Santander Drive Auto Receivables Trust 2017-1, 2.10%, 6/15/21	4,389
4,620,822	SMB Private Education Loan Trust 2017-A 144A, (1 mo. LIBOR USD + 0.450%) 2.35%, 6/17/24 (a)(b)	4,626
1,961,231	Sofi Consumer Loan Program 2017-5 LLC 144A, 2.14%, 9/25/26 (b)	1,948
1,375,756	Sofi Consumer Loan Program 2017-6 LLC 144A, 2.20%, 11/25/26 (b)	1,369
3,640,694	Sofi Consumer Loan Program 2018-1 Trust 144A, 2.55%, 2/25/27 (b)	3,626
663,974	SoFi Professional Loan Program 2017-D LLC 144A, 1.72%, 9/25/40 (b)	659
5,855,000	Symphony CLO XV Ltd. 144A, (3 mo. LIBOR USD + 1.180%) 3.53%, 10/17/26 (a)(b)	5,863
2,073,750	Taco Bell Funding LLC 144A, 3.83%, 5/25/46 (b)	2,086
2,777,156	Towd Point Mortgage Trust 2017-5 144A, (1 mo. LIBOR USD + 0.600%) 2.50%, 2/25/57 (a)(b)	2,796
2,744,273	Toyota Auto Receivables 2016-B Owner Trust, 1.30%, 4/15/20	2,728
3,330,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%) 3.24%, 4/15/29 (a)(b)	3,330
7,500,000	Verizon Owner Trust 2016-1 144A, 1.42%, 1/20/21 (b)	7,445
4,426,965	Volvo Financial Equipment LLC Series 2016-1 144A, 1.67%, 2/18/20 (b)	4,411
897,136	Wheels SPV 2 LLC 144A, 1.59%, 5/20/25 (b)	892
Total Asset Backed (Cost - $99,935)		99,752

Bank Loans(c) (0%)
241,496	VFH Parent LLC Term Loan B1 1L, (LIBOR USD 1-Month + 3.250%) 5.56%, 12/30/21	245
495,000	Zayo Group LLC Term Loan B1 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 1/19/21	498
Total Bank Loans (Cost - $735)		743

Semi-Annual Report    9

Principal or Shares	Security Description	Value (000)
Commercial Paper (6%)
7,800,000	Alberta Province, 0.00%, 5/17/18 (d)	$7,793
7,000,000	Kansas City Power & LT, 0.00%, 5/09/18 (d)	6,996
7,000,000	PPL Capital Funding Inc., 0.00%, 5/11/18 (d)	6,995
7,800,000	Simon Property GRP LP, 0.00%, 5/23/18 (d)	7,791
7,000,000	Societe Generale, 0.00%, 5/31/18 (d)	6,989
7,691,000	Spectra Energy Partners, 0.00%, 5/03/18 (d)	7,690

Total Commercial Paper (Cost - $44,255)		44,254

Corporate Bond (55%)
Financial (32%)
2,530,000	ABN AMRO Bank NV 144A, 2.10%, 1/18/19 (b)	2,520
3,580,000	ABN AMRO Bank NV 144A, (3 mo. LIBOR USD + 0.410%) 2.77%, 1/19/21 (a)(b)	3,586
2,620,000	ABN AMRO Bank NV 144A, (3 mo. LIBOR USD + 0.640%) 3.00%, 1/18/19 (a)(b)	2,630
1,500,000	African Export-Import Bank, 4.75%, 7/29/19 (e)	1,512
1,900,000	Air Lease Corp., 2.63%, 9/04/18	1,900
1,240,000	American Express Co., (3 mo. LIBOR USD + 0.590%) 2.49%, 5/22/18 (a)	1,240
760,000	American Express Credit Corp., 1.88%, 5/03/19	754
1,793,000	American Express Credit Corp., (3 mo. LIBOR USD + 0.700%) 2.72%, 3/03/22 (a)	1,806
3,935,000	Ares Capital Corp., 4.88%, 11/30/18	3,974
2,030,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%) 3.54%, 3/26/21 (a)	2,040
950,000	Astoria Financial Corp., 3.50%, 6/08/20	946
1,760,000	Athene Global Funding 144A, (3 mo. LIBOR USD + 1.140%) 3.50%, 4/20/20 (a)(b)	1,786
3,095,000	Athene Global Funding 144A, (3 mo. LIBOR USD + 1.230%) 3.54%, 7/01/22 (a)(b)	3,157
4,665,000	Australia & New Zealand Banking Group Ltd. 144A, (3 mo. LIBOR USD + 0.250%) 2.43%, 12/19/19 (a)(b)	4,667
1,930,000	Australia & New Zealand Banking Group Ltd. 144A, (3 mo. LIBOR USD + 0.750%) 2.60%, 11/16/18 (a)(b)	1,936
3,330,000	Australia & New Zealand Banking Group Ltd. 144A, (3 mo. LIBOR USD + 0.320%) 2.69%, 11/09/20 (a)(b)	3,334
2,930,000	AvalonBay Communities Inc., (3 mo. LIBOR USD + 0.430%) 2.78%, 1/15/21 (a)	2,933
290,000	Banco de Credito del Peru/Panama 144A, 2.25%, 10/25/19 (b)	288
1,665,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (b)	1,628
3,585,000	Bank of America Corp., (3 mo. LIBOR USD + 0.650%) 2.96%, 10/01/21 (a)	3,605
3,048,000	Bank of America Corp., (3 mo. LIBOR USD + 0.660%) 3.02%, 7/21/21 (a)	3,066
2,000,000	Bank of America Corp., (3 mo. LIBOR USD + 1.000%) 3.36%, 4/24/23 (a)	2,029
1,810,000	Bank of Montreal, 1.35%, 8/28/18	1,804
1,530,000	Bank of Montreal, (3 mo. LIBOR USD + 0.790%) 2.75%, 8/27/21 (a)	1,547
3,970,000	Bank of Nova Scotia, (3 mo. LIBOR USD + 0.440%) 2.80%, 4/20/21 (a)	3,984

Principal or Shares	Security Description	Value (000)

2,800,000	Bank of Tokyo-Mitsubishi UFJ Ltd./The 144A,
	2.35%, 9/08/19 (b)	$2,776
5,150,000	Banque Federative du Credit Mutuel SA 144A,
	2.00%, 4/12/19 (b)	5,114
1,925,000	Banque Federative du Credit Mutuel SA 144A, (3 mo. LIBOR USD + 0.490%)
	2.85%, 7/20/20 (a)(b)	1,933
3,565,000	Barclays Bank PLC, (3 mo. LIBOR USD
	+ 0.460%) 2.80%, 1/11/21 (a)	3,573
1,330,000	BNZ International Funding Ltd./London 144A,
	(3 mo. LIBOR USD + 0.700%)
	2.59%, 2/21/20 (a)(b)	1,339
2,730,000	BPCE SA, (3 mo. LIBOR USD + 0.880%)
	2.86%, 5/31/22 (a)	2,759
1,090,000	BPCE SA 144A, (3 mo. LIBOR USD + 1.220%)
	3.12%, 5/22/22 (a)(b)	1,109
5,000,000	Capital One Bank USA NA, 2.30%, 6/05/19	4,963
2,065,000	Capital One Financial Corp., (3 mo. LIBOR USD + 0.950%) 3.01%, 3/09/22 (a)	2,074
2,195,000	Citibank NA, (3 mo. LIBOR USD + 0.340%)
	2.54%, 3/20/19 (a)	2,199
2,000,000	Citigroup Inc., (3 mo. LIBOR USD + 0.930%)
	2.96%, 6/07/19 (a)	2,014
1,580,000	Citigroup Inc., (3 mo. LIBOR USD + 1.070%)
	3.12%, 12/08/21 (a)	1,605
860,000	Citigroup Inc., (3 mo. LIBOR USD + 0.790%)
	3.13%, 1/10/20 (a)	866
1,990,000	Citigroup Inc., (3 mo. LIBOR USD + 0.960%)
	3.32%, 4/25/22 (a)	2,022
310,000	Citizens Bank NA/Providence RI,
	2.30%, 12/03/18	310
4,635,000	Citizens Bank NA/Providence RI, (3 mo. LIBOR USD + 0.570%) 2.51%, 5/26/20 (a)	4,662
1,345,000	Citizens Bank NA/Providence RI, (3 mo. LIBOR USD + 0.540%) 2.56%, 3/02/20 (a)	1,347
2,000,000	Commonwealth Bank of Australia 144A, (3 mo.
	LIBOR USD + 0.400%) 2.58%, 9/18/20 (a)(b)	2,007
790,000	Commonwealth Bank of Australia/New York NY, 1.75%, 11/02/18	787
4,320,000	Credit Agricole SA/London 144A,
	2.50%, 4/15/19 (b)	4,313
1,800,000	Credit Agricole SA/London 144A, (3 mo. LIBOR
	USD + 0.970%) 3.04%, 6/10/20 (a)(b)	1,825
1,090,000	Credit Agricole SA/London 144A, (3 mo. LIBOR USD + 0.800%) 3.15%, 4/15/19 (a)(b)	1,097
1,965,000	Danske Bank A/S 144A, (3 mo. LIBOR USD
	+ 0.510%) 2.53%, 3/02/20 (a)(b)	1,975
1,900,000	DBS Group Holdings Ltd. 144A, (3 mo. LIBOR USD + 0.490%) 2.54%, 6/08/20 (a)(b)	1,904
3,080,000	Deutsche Bank AG/New York NY, (3 mo.
	LIBOR USD + 0.820%) 3.18%, 1/22/21 (a)	3,066
8,000,000	Dexia Credit Local SA 144A, (3 mo. LIBOR USD + 0.320%) 2.34%, 9/04/20 (a)(b)	8,026

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,585,000	DNB Bank ASA 144A, (3 mo. LIBOR USD + 0.370%) 2.68%, 10/02/20 (a)(b)	$2,592
3,800,000	Federation des Caisses Desjardins du Quebec 144A, (3 mo. LIBOR USD + 0.330%) 2.69%, 10/30/20 (a)(b)	3,805
2,616,000	Fifth Third Bank/Cincinnati OH, 2.15%, 8/20/18	2,613
540,000	Fifth Third Bank/Cincinnati OH, 2.30%, 3/15/19	539
2,665,000	Fifth Third Bank/Cincinnati OH, (3 mo. LIBOR USD + 0.250%) 2.61%, 10/30/20 (a)	2,660
1,870,000	Fifth Third Bank/Cincinnati OH, (3 mo. LIBOR USD + 0.590%) 2.88%, 9/27/19 (a)	1,879
980,000	FS Investment Corp., 4.25%, 1/15/20 (f)	978
2,035,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 0.730%) 3.02%, 12/27/20 (a)	2,046
1,590,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.040%) 3.40%, 4/25/19 (a)	1,601
2,850,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.110%) 3.47%, 4/26/22 (a)	2,890
1,325,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.170%) 3.51%, 11/15/21 (a)	1,345
620,000	HSBC USA Inc., (3 mo. LIBOR USD + 0.880%) 3.17%, 9/24/18 (a)	622
480,000	Huntington National Bank, 2.20%, 11/06/18	479
1,315,000	Huntington National Bank, (3 mo. LIBOR USD + 0.510%) 2.58%, 3/10/20 (a)	1,319
770,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	787
1,895,000	Industrial & Commercial Bank of China Ltd./New York, (3 mo. LIBOR USD + 0.750%) 3.11%, 11/08/20 (a)	1,897
1,320,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	1,315
755,000	ING Groep NV, (3 mo. LIBOR USD + 1.150%) 3.45%, 3/29/22 (a)	772
3,185,000	International Lease Finance Corp., 6.25%, 5/15/19	3,290
2,700,000	Intesa Sanpaolo SpA/New York NY, 2.39%, 1/07/19	2,695
440,000	iStar Inc., 4.63%, 9/15/20	439
2,100,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.550%) 2.61%, 3/09/21 (a)	2,110
2,505,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.680%) 2.69%, 6/01/21 (a)	2,521
1,600,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.955%) 3.32%, 1/23/20 (a)	1,621
640,000	KeyBank NA/Cleveland OH, 2.35%, 3/08/19	639
1,250,000	Macquarie Group Ltd. 144A, 3.00%, 12/03/18 (b)	1,252
3,875,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%) 3.00%, 11/28/23 (a)(b)	3,891
550,000	Metropolitan Life Global Funding I 144A, 1.95%, 12/03/18 (b)	548
2,425,000	Metropolitan Life Global Funding I 144A, (3 mo. LIBOR USD + 0.230%) 2.56%, 1/08/21 (a)(b)	2,427
520,000	Mitsubishi UFJ Financial Group Inc., (3 mo. LIBOR USD + 0.920%) 2.82%, 2/22/22 (a)	527

Principal or Shares	Security Description	Value (000)

1,700,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 0.940%) 2.92%, 2/28/22 (a)	$1,725
2,460,000	Mizuho Securities USA LLC 144A, (3 mo. LIBOR USD + 0.650%) 2.94%, 6/28/19 (a)(b)	2,467
940,000	Morgan Stanley, 2.45%, 2/01/19	939
1,570,000	Morgan Stanley, (3 mo. LIBOR USD + 0.740%) 3.10%, 7/23/19 (a)	1,578
1,145,000	Morgan Stanley, (3 mo. LIBOR USD + 0.800%) 3.16%, 2/14/20 (a)	1,149
2,605,000	Morgan Stanley, (3 mo. LIBOR USD + 0.930%) 3.29%, 7/22/22 (a)	2,637
1,925,000	Morgan Stanley, (3 mo. LIBOR USD + 1.180%) 3.54%, 1/20/22 (a)	1,955
750,000	National Australia Bank Ltd. 144A, (3 mo. LIBOR USD + 0.510%) 2.41%, 5/22/20 (a)(b)	754
3,500,000	National Australia Bank Ltd. 144A, (3 mo. LIBOR USD + 1.000%) 3.34%, 7/12/21 (a)(b)	3,565
2,080,000	Nederlandse Waterschapsbank NV 144A, 0.88%, 7/13/18 (b)	2,075
930,000	New York Life Global Funding 144A, 1.55%, 11/02/18 (b)	926
1,070,000	Nordea Bank AB 144A, (3 mo. LIBOR USD + 0.840%) 3.02%, 9/17/18 (a)(b)	1,073
3,755,000	Regions Bank/Birmingham AL, (3 mo. LIBOR USD + 0.380%) 2.69%, 4/01/21 (a)	3,757
640,000	Reliance Standard Life Global Funding II 144A, 2.15%, 10/15/18 (b)	638
1,920,000	Royal Bank of Canada, 1.63%, 4/15/19	1,902
4,375,000	Royal Bank of Canada, (3 mo. LIBOR USD + 0.390%) 2.75%, 4/30/21 (a)	4,383
3,145,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.470%) 3.81%, 5/15/23 (a)	3,187
595,000	Santander UK PLC, 2.50%, 3/14/19	594
3,350,000	Santander UK PLC, (3 mo. LIBOR USD + 0.300%) 2.65%, 11/03/20 (a)	3,349
1,155,000	SLM Corp., 5.13%, 4/05/22	1,169
1,120,000	Standard Chartered PLC 144A, (3 mo. LIBOR USD + 1.130%) 3.01%, 8/19/19 (a)(b)	1,131
690,000	Starwood Property Trust Inc. 144A, 3.63%, 2/01/21 (b)	680
5,850,000	Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19	5,845
985,000	Sumitomo Mitsui Banking Corp., (3 mo. LIBOR USD + 0.350%) 2.70%, 1/17/20 (a)	986
1,270,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 2.05%, 3/06/19 (b)	1,262
1,845,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (3 mo. LIBOR USD + 0.510%) 2.54%, 3/06/19 (a)(b)	1,849
1,675,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (3 mo. LIBOR USD + 0.440%) 2.62%, 9/19/19 (a)(b)	1,677
490,000	Synchrony Financial, 2.60%, 1/15/19	489
1,615,000	Toronto-Dominion Bank, 1.95%, 1/22/19	1,609
500,000	Toronto-Dominion Bank, (3 mo. LIBOR USD + 0.650%) 3.01%, 8/13/19 (a)	503

Semi-Annual Report    11

Principal or Shares	Security Description	Value (000)

2,110,000	UBS AG/London 144A, (3 mo. LIBOR USD + 0.480%) 2.49%, 12/01/20 (a)(b)	$2,114
2,320,000	UBS AG/London 144A, (3 mo. LIBOR USD + 0.580%) 2.63%, 6/08/20 (a)(b)	2,330
5,375,000	Wells Fargo & Co., (3 mo. LIBOR USD + 0.930%) 3.29%, 2/11/22 (a)	5,433
3,750,000	Wells Fargo Bank NA, (3 mo. LIBOR USD + 0.310%) 2.66%, 1/15/21 (a)	3,753
990,000	Westpac Banking Corp., (3 mo. LIBOR USD + 0.560%) 2.44%, 8/19/19 (a)	995
2,105,000	Westpac Banking Corp., (3 mo. LIBOR USD + 0.430%) 2.46%, 3/06/20 (a)	2,114
2,710,000	Westpac Banking Corp., (3 mo. LIBOR USD + 0.340%) 2.70%, 1/25/21 (a)	2,714
2,020,000	Westpac Banking Corp., (3 mo. LIBOR USD + 0.850%) 2.73%, 8/19/21 (a)	2,049

		253,791

Industrial (16%)
1,350,000	Aetna Inc., 1.70%, 6/07/18	1,349
1,000,000	Air Canada 2013-1 Class C Pass-Through Trust 144A, 6.63%, 5/15/18 (b)	1,004
1,570,000	Alimentation Couche-Tard Inc. 144A, (3 mo. LIBOR USD + 0.500%) 2.59%, 12/13/19 (a)(b)	1,572
900,000	American Honda Finance Corp., 1.20%, 7/12/19	884
1,160,000	Amgen Inc., (3 mo. LIBOR USD + 0.450%) 2.81%, 5/11/20 (a)	1,167
2,000,000	Anthem Inc., 2.25%, 8/15/19	1,981
500,000	APRR SA, (3 mo. EURIBOR + 0.750%) 0.42%, 3/31/19 EUR (a)(e)(g)	608
1,500,000	AT&T Inc., 2.30%, 3/11/19	1,497
400,000	AutoZone Inc., 1.63%, 4/21/19	396
3,080,000	BAT Capital Corp. 144A, (3 mo. LIBOR USD + 0.590%) 2.95%, 8/14/20 (a)(b)	3,096
2,020,000	Becton Dickinson and Co., (3 mo. LIBOR USD + 0.875%) 2.94%, 12/29/20 (a)	2,025
3,135,000	Becton Dickinson and Co., (3 mo. LIBOR USD + 1.030%) 3.06%, 6/06/22 (a)	3,160
620,000	BMW U.S. Capital LLC 144A, 1.50%, 4/11/19 (b)	614
1,850,000	Bristol-Myers Squibb Co., 1.60%, 2/27/19	1,836
2,245,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 1/15/20	2,214
1,145,000	Cardinal Health Inc., 1.95%, 6/14/19	1,134
1,645,000	Caterpillar Financial Services Corp., (3 mo. LIBOR USD + 0.280%) 2.53%, 3/22/19 (a)	1,649
1,465,000	Caterpillar Financial Services Corp., (3 mo. LIBOR USD + 0.510%) 2.85%, 1/10/20 (a)	1,476
3,020,000	Central Nippon Expressway Co. Ltd., 2.17%, 8/05/19 (e)	2,997
3,545,000	Conagra Brands Inc., (3 mo. LIBOR USD + 0.500%) 2.83%, 10/09/20 (a)	3,551
3,417,000	Corp Nacional del Cobre de Chile 144A, 7.50%, 1/15/19 (b)	3,515
1,840,000	CVS Health Corp., 1.90%, 7/20/18	1,838
1,095,000	CVS Health Corp., (3 mo. LIBOR USD + 0.630%) 2.69%, 3/09/20 (a)	1,100

Principal or Shares	Security Description	Value (000)

1,275,000	CVS Health Corp., (3 mo. LIBOR USD + 0.720%) 2.78%, 3/09/21 (a)	$1,287
1,330,000	Daimler Finance North America LLC 144A, 1.50%, 7/05/19 (b)	1,309
1,460,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.530%) 2.89%, 5/05/20 (a)(b)	1,468
4,500,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.620%) 2.98%, 10/30/19 (a)(b)	4,528
200,000	Dell International LLC/EMC Corp. 144A, 5.88%, 6/15/21 (b)	206
2,430,000	Delta Air Lines Inc., 2.60%, 12/04/20	2,385
1,425,000	Deutsche Telekom International Finance BV 144A, (3 mo. LIBOR USD + 0.580%) 2.93%, 1/17/20 (a)(b)	1,430
1,802,000	Dollar Tree Inc., (3 mo. LIBOR USD + 0.700%) 3.06%, 4/17/20 (a)	1,807
1,100,000	DXC Technology Co., (3 mo. LIBOR USD + 0.950%) 2.96%, 3/01/21 (a)	1,102
1,395,000	EI du Pont de Nemours & Co., (3 mo. LIBOR USD + 0.530%) 2.89%, 5/01/20 (a)	1,399
3,745,000	Express Scripts Holding Co., (3 mo. LIBOR USD + 0.750%) 2.76%, 11/30/20 (a)	3,750
535,000	Ford Motor Credit Co. LLC, 2.26%, 3/28/19	532
1,445,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 0.790%) 2.86%, 6/12/20 (a)	1,454
1,460,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 0.830%) 2.90%, 3/12/19 (a)	1,465
1,240,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 0.830%) 3.19%, 8/12/19 (a)	1,247
890,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.270%) 3.56%, 3/28/22 (a)	905
1,235,000	General Motors Co., (3 mo. LIBOR USD + 0.800%) 3.16%, 8/07/20 (a)	1,244
1,700,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 0.540%) 2.90%, 11/06/20 (a)	1,698
1,995,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 0.930%) 3.27%, 4/13/20 (a)	2,014
3,025,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.310%) 3.61%, 6/30/22 (a)	3,086
1,190,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.450%) 3.82%, 5/09/19 (a)	1,203
1,275,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%) 3.90%, 1/14/22 (a)	1,309
3,240,000	Gilead Sciences Inc., (3 mo. LIBOR USD + 0.250%) 2.45%, 9/20/19 (a)	3,246
1,270,000	Glencore Funding LLC 144A, (3 mo. LIBOR USD + 1.360%) 3.71%, 1/15/19 (a)(b)	1,277
1,050,000	Harley-Davidson Financial Services Inc. 144A, (3 mo. LIBOR USD + 0.350%) 2.40%, 3/08/19 (a)(b)	1,051
1,635,000	Hewlett Packard Enterprise Co. 144A, 2.10%, 10/04/19 (b)	1,613

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

710,000	Hyundai Capital Services Inc. 144A, 1.63%, 8/30/19 (b)	$ 693
720,000	Imperial Brands Finance PLC 144A, 2.05%, 7/20/18 (b)	719
700,000	John Deere Capital Corp., 1.95%, 1/08/19	697
1,530,000	Kraft Heinz Foods Co., (3 mo. LIBOR USD + 0.420%) 2.79%, 8/09/19 (a)	1,532
1,745,000	Lennar Corp. 144A, 2.95%, 11/29/20 (b)	1,708
840,000	Lennar Corp., 4.13%, 1/15/22	840
176,000	Lockheed Martin Corp., 1.85%, 11/23/18	175
795,000	Martin Marietta Materials Inc., (3 mo. LIBOR USD + 0.650%) 2.55%, 5/22/20 (a)	798
3,585,000	Martin Marietta Materials Inc., (3 mo. LIBOR USD + 0.500%) 2.70%, 12/20/19 (a)	3,596
1,020,000	Molson Coors Brewing Co., 1.90%, 3/15/19	1,013
679,000	Mylan Inc., 2.55%, 3/28/19	676
2,140,000	Mylan NV, 2.50%, 6/07/19	2,124
3,045,000	NBCUniversal Enterprise Inc. 144A, (3 mo. LIBOR USD + 0.400%) 2.71%, 4/01/21 (a)(b)	3,063
1,915,000	Nissan Motor Acceptance Corp. 144A, 2.00%, 3/08/19 (b)	1,903
1,985,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.390%) 2.68%, 9/28/20 (a)(b)	1,989
222,000	Nokia OYJ, 3.38%, 6/12/22	215
3,370,000	Ooredoo Tamweel Ltd., 3.04%, 12/03/18 (e)	3,372
330,000	Philip Morris International Inc., 1.38%, 2/25/19	327
2,080,000	Philip Morris International Inc., 1.63%, 2/21/19	2,064
335,000	Pitney Bowes Inc., 3.63%, 9/15/20	333
960,000	QUALCOMM Inc., 1.85%, 5/20/19	958
1,086,000	Rockwell Collins Inc., 1.95%, 7/15/19	1,072
660,000	Seagate HDD Cayman, 3.75%, 11/15/18	662
3,315,000	Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	3,258
960,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	915
450,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	443
717,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	717
690,000	Stanley Black & Decker Inc., 2.45%, 11/17/18	690
700,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	680
2,200,000	Tyson Foods Inc., (3 mo. LIBOR USD + 0.450%) 2.34%, 8/21/20 (a)	2,207
460,000	Tyson Foods Inc., (3 mo. LIBOR USD + 0.450%) 2.43%, 5/30/19 (a)	461
535,000	Tyson Foods Inc., (3 mo. LIBOR USD + 0.550%) 2.57%, 6/02/20 (a)	536
405,000	United Continental Holdings Inc., 6.38%, 6/01/18	406
3,695,000	Verizon Communications Inc., (3 mo. LIBOR USD + 0.550%) 2.45%, 5/22/20 (a)	3,717
1,235,000	Verizon Communications Inc., (3 mo. LIBOR USD + 1.000%) 3.15%, 3/16/22 (a)	1,262
1,283,000	Vulcan Materials Co., (3 mo. LIBOR USD + 0.600%) 2.72%, 6/15/20 (a)	1,282

		131,781

Principal or Shares	Security Description	Value (000)

Utility (7%)
2,010,000	AES Corp./VA, 4.00%, 3/15/21	$2,026
2,670,000	Cenovus Energy Inc., 5.70%, 10/15/19	2,752
1,695,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	1,754
1,350,000	Dominion Energy Inc. 144A, 1.50%, 9/30/18 (b)	1,344
915,000	Dominion Energy Inc. 144A, (3 mo. LIBOR USD + 0.550%) 2.56%, 6/01/19 (a)(b)	919
675,000	Dominion Energy Inc., 2.58%, 7/01/20	665
290,000	Dominion Energy Inc., 2.96%, 7/01/19	289
957,000	Energy Transfer Partners LP, 9.70%, 3/15/19	1,012
2,000,000	EnLink Midstream Partners LP, 2.70%, 4/01/19	1,992
2,870,000	EQT Corp., (3 mo. LIBOR USD + 0.770%) 3.08%, 10/01/20 (a)	2,877
700,000	Equinor ASA, (3 mo. LIBOR USD + 0.460%) 2.82%, 11/08/18 (a)	702
2,040,000	Florida Power & Light Co., (3 mo. LIBOR USD + 0.280%) 2.64%, 11/06/20 (a)	2,040
1,978,000	Husky Energy Inc., 6.15%, 6/15/19	2,041
1,395,000	Kinder Morgan Inc./DE, (3 mo. LIBOR USD + 1.280%) 3.63%, 1/15/23 (a)	1,419
1,215,000	Mississippi Power Co., (3 mo. LIBOR USD + 0.650%) 2.94%, 3/27/20 (a)	1,215
2,595,000	Nabors Industries Inc., 4.63%, 9/15/21	2,550
300,000	NextEra Energy Capital Holdings Inc., 1.65%, 9/01/18	299
521,000	Noble Holding International Ltd., 7.75%, 1/15/24 (f)	491
830,000	Oasis Petroleum Inc., 6.88%, 1/15/23	855
3,500,000	ONEOK Partners LP, 3.20%, 9/15/18	3,506
1,035,000	Phillips 66, (3 mo. LIBOR USD + 0.600%) 2.61%, 2/26/21 (a)	1,037
1,115,000	Phillips 66 144A, (3 mo. LIBOR USD + 0.650%) 3.00%, 4/15/19 (a)(b)	1,115
3,040,000	Progress Energy Inc., 7.05%, 3/15/19	3,150
2,230,000	QEP Resources Inc., 6.88%, 3/01/21	2,408
3,990,000	Sempra Energy, (3 mo. LIBOR USD + 0.450%) 2.57%, 3/15/21 (a)	4,001
1,400,000	Sempra Energy, (3 mo. LIBOR USD + 0.500%) 2.85%, 1/15/21 (a)	1,403
1,420,000	Shell International Finance BV, 1.38%, 5/10/19	1,404
1,790,000	Southern Co., 1.55%, 7/01/18	1,788
3,025,000	Southern Co. 144A, (3 mo. LIBOR USD + 0.700%) 3.01%, 9/30/20 (a)(b)	3,043
3,605,000	WGL Holdings Inc., (3 mo. LIBOR USD + 0.400%) 2.38%, 11/29/19 (a)	3,608
1,745,000	Whiting Petroleum Corp., 5.75%, 3/15/21	1,791

		55,496

Total Corporate Bond (Cost - $440,597)		441,068

Foreign Government (4%)
3,685,000	Abu Dhabi Government International Bond 144A, 6.75%, 4/08/19 (b)	3,821
1,500,000	Argentine Republic Government International Bond, 6.25%, 4/22/19	1,531
950,000	Japan Bank for International Cooperation, (3 mo. LIBOR USD + 0.480%) 2.49%, 6/01/20 (a)	956

Semi-Annual Report    13

Principal or Shares	Security Description	Value (000)

2,670,000	Japan Bank for International Cooperation/Japan, (3 mo. LIBOR USD + 0.570%) 2.51%, 2/24/20 (a)	$2,690
740,000,000	Japan Treasury Discount Bill, 0.00%, 6/11/18 JPY	6,770
6,700,000	Municipality Finance PLC 144A, (3 mo. LIBOR USD + 0.170%) 2.53%, 2/07/20 (a)(b)	6,717
1,600,000	Province of New Brunswick Canada, (3 mo. CDOR CAD + 0.130%) 1.87%, 8/01/19 CAD (a)(g)	1,252
3,610,000	Province of New Brunswick Canada, 2.75%, 6/15/18	3,612
371,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	414
1,470,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	1,549

Total Foreign Government (Cost - $29,748)		29,312

Mortgage Backed (8%)
3,751,573	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.550%) 2.45%, 1/25/30 (a)	3,752
8,585,142	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.600%) 2.50%, 7/25/30 (a)	8,577
5,570,063	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.650%) 2.55%, 5/25/30 (a)	5,575
3,106,702	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%) 2.85%, 10/25/29 (a)	3,125
1,590,209	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.300%) 3.20%, 7/25/29 (a)	1,604
488,363	FN 906140 ARM, (12 mo. LIBOR USD + 1.674%) 3.42%, 1/01/37 (a)	510
6,844,191	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.450%) 2.35%, 7/25/30 (a)	6,819
3,113,271	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.750%) 2.65%, 3/25/30 (a)	3,122
1,812,402	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.10%, 7/25/29 (a)	1,830
4,909,084	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.10%, 8/25/29 (a)	4,946
4,000,000	FREMF 2017-KT01 Multifamily Aggregation Risk Transfer Trust, (1 mo. LIBOR USD + 0.320%) 2.22%, 2/25/20 (a)	4,014
78,830	GNR 2002-48 FT, (1 mo. LIBOR USD + 0.200%) 2.10%, 12/16/26 (a)	79
715,903	Gosforth Funding 2016-1 PLC 144A, (3 mo. LIBOR GBP + 0.600%) 1.15%, 2/15/58 GBP (a)(b)(g)	988
2,414,602	Gosforth Funding 2017-1 PLC 144A, (3 mo. LIBOR USD + 0.470%) 2.65%, 12/19/59 (a)(b)	2,418
323,932	HarborView Mortgage Loan Trust 2004-10, 3.71%, 1/19/35 (h)	324

Principal or Shares	Security Description	Value (000)

2,610,000	Holmes Master Issuer PLC 144A, (3 mo. LIBOR USD + 1.750%) 4.10%, 10/15/54 (a)(b)	$2,642
2,010,000	Lanark Master Issuer PLC 144A, (3 mo. LIBOR USD + 0.420%) 2.24%, 12/22/69 (a)(b)	2,011
13,640	MASTR Asset Securitization Trust 2004-6, 5.00%, 7/25/19	14
4,746,456	New Residential Mortgage Loan Trust 2017-5 144A, (1 mo. LIBOR USD + 1.500%) 3.40%, 6/25/57 (a)(b)	4,907
2,152,633	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%) 1.35%, 8/20/56 GBP (a)(b)(g)	2,987
77,866	Sequoia Mortgage Trust 10, (1 mo. LIBOR USD + 0.800%) 2.70%, 10/20/27 (a)	76
55,550	Sequoia Mortgage Trust 2012-1, 2.87%, 1/25/42 (h)	56
306,629	Sequoia Mortgage Trust 2013-1, 1.45%, 2/25/43 (h)	297
497,847	Sequoia Mortgage Trust 2013-4, 1.55%, 4/25/43 (h)	475
1,863,233	Sequoia Mortgage Trust 2017-CH2 144A, 4.00%, 12/25/47 (b)(h)	1,886
142,155	Structured Adjustable Rate Mortgage Loan Trust, 3.67%, 9/25/34 (h)	144
4,466	Structured Asset Mortgage Investments Trust, 2003-C1, 3.93%, 7/25/32 (h)	5
652,958	Towd Point Mortgage Funding 2016-Granite1 PLC 144A, (3 mo. LIBOR GBP + 1.180%) 1.93%, 7/20/46 GBP (a)(b)(g)	906

Total Mortgage Backed (Cost - $63,780)		64,089

NCUA Guaranteed (0%)
325,266	NCUA Guaranteed Notes Trust 2010-R1, (1 mo. LIBOR USD + 0.450%) 2.35%, 10/07/20 (a)	326
1,204,669	NCUA Guaranteed Notes Trust 2010-R3, (1 mo. LIBOR USD + 0.560%) 2.48%, 12/08/20 (a)	1,211
304,186	NCUA Guaranteed Notes Trust 2011-R1, (1 mo. LIBOR USD + 0.450%) 1.69%, 1/08/20 (a)	305
23,429	NCUA Guaranteed Notes Trust 2011-R2, (1 mo. LIBOR USD + 0.400%) 2.28%, 2/06/20 (a)	23

Total NCUA Guaranteed (Cost - $1,860)		1,865

U.S. Treasury (15%)
27,500,000	U.S. Treasury Bill, 1.58%, 5/03/18 (d)	27,498
3,340,000	U.S. Treasury Bill, 1.89%, 8/16/18 (d)	3,322
1,015,000	U.S. Treasury Note, 1.00%, 11/30/18	1,008
19,075,000	U.S. Treasury Note, 1.25%, 12/31/18	18,961
30,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill Yield + 0.050%) 1.89%, 10/31/19 (a)	30,024
18,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill Yield + 0.060%) 1.90%, 7/31/19 (a)	18,024
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill Yield + 0.170%) 2.01%, 10/31/18 (a)	10,011
7,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill Yield + 0.174%) 2.02%, 7/31/18 (a)	7,004

Total U.S. Treasury (Cost - $115,924)		115,852

Investment Company (0%)
1,267,831	Payden Cash Reserves Money Market Fund * (Cost - $1,268)	1,268

14   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Total Investments (Cost - $ 798,102) (100%)		$798,203
Liabilities in excess of Other Assets (0%)		(1,034)

Net Assets (100%)		$797,169

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Yield to maturity at time of purchase.
(e)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(f)	All or a portion of these securities are on loan. At April 30, 2018, the total market value of the Fund’s securities on loan is $1,142 and the total market value of the collateral held by the Fund is $1,182. Amounts in 000s.
(g)	Principal in foreign currency.
(h)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)		Currency Sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD	6,961	JPY 740,300	Barclays Bank PLC	05/08/2018	$185
USD	623	EUR 506	Citibank N.A.	05/08/2018	12
USD	5,424	GBP 3,848	HSBC Bank USA, N.A.	05/08/2018	125
USD	1,263	CAD 1,616	Royal Bank of Canada	05/08/2018	4
Net Unrealized Appreciation (Depreciation)					$326

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,142
Non-cash Collateral[2]	(1,142)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    15

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

Portfolio Composition - percent of investments
Corporate	51%
U.S. Treasury	26%
Asset Backed	10%
Mortgage Backed	8%
Foreign Government	2%
Other	3%

Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (10%)
7,500,000	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD + 0.840%) 3.20%, 7/25/27 (a)(b)	$7,481
9,500,000	Ally Auto Receivables Trust 2017-4, 1.75%, 12/15/21	9,366
650,000	AmeriCredit Automobile Receivables Trust 2016-2, 2.87%, 11/08/21	650
230,000	AmeriCredit Automobile Receivables Trust 2017-2, 1.98%, 12/20/21	228
2,000,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%) 3.16%, 1/20/28 (a)(b)	2,000
2,769,756	BlueMountain CLO 2013-4 Ltd. 144A, (3 mo. LIBOR USD + 1.010%) 3.36%, 4/15/25 (a)(b)	2,775
7,140,000	BlueMountain CLO 2014-4 Ltd. 144A, (3 mo. LIBOR USD + 1.350%) 3.33%, 11/30/26 (a)(b)	7,146
450,000	Capital Auto Receivables Asset Trust 2016-2, 2.11%, 3/22/21	445
1,870,000	Capital Auto Receivables Asset Trust 2017-1 144A, 2.02%, 8/20/21 (b)	1,848
3,667,957	Cent CLO 18 Ltd. 144A, (3 mo. LIBOR USD + 1.120%) 3.48%, 7/23/25 (a)(b)	3,681
900,000	CIFC Funding 2014-II Ltd. 144A, (3 mo. LIBOR USD + 1.200%) 3.14%, 5/24/26 (a)(b)	900
2,300,000	CIFC Funding 2014-V Ltd. 144A, (3 mo. LIBOR USD + 1.400%) 3.75%, 1/17/27 (a)(b)	2,303
9,796,451	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR USD + 1.250%) 3.17%, 12/17/33 (a)(b)	9,880
2,990,000	Enterprise Fleet Financing LLC 144A, 2.13%, 5/22/23 (b)	2,958
2,130,000	GM Financial Automobile Leasing Trust 2016-1, 3.24%, 3/20/20	2,136
165,108	GSAMP Trust 2004-SEA2, (1 mo. LIBOR USD + 0.650%) 2.55%, 3/25/34 (a)	166
1,810,000	Hyundai Auto Receivables Trust 2016-B, 2.68%, 9/15/23	1,759
4,219,713	Invitation Homes 2018-SFR1 Trust 144A, (1 mo. LIBOR USD + 0.700%) 2.60%, 3/17/37 (a)(b)	4,215
354,343	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	373
4,280,000	Madison Park Funding XIV Ltd. 144A, (3 mo. LIBOR USD + 1.550%) 3.91%, 7/20/26 (a)(b)	4,283
2,585,136	MVW Owner Trust 2017-1 144A, 2.42%, 12/20/34 (b)	2,521

Principal or Shares	Security Description	Value (000)

5,910,000	Octagon Investment Partners 25 Ltd. 144A, (3 mo. LIBOR USD + 0.800%) 3.16%, 10/20/26 (a)(b)	$5,911
6,140,000	PFS Financing Corp. 144A, 2.89%, 2/15/23 (b)	6,085
1,070,000	Santander Drive Auto Receivables Trust 2015-2, 3.02%, 4/15/21	1,072
1,750,000	Santander Drive Auto Receivables Trust 2016-2, 2.66%, 11/15/21	1,744
4,425,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%) 3.24%, 4/15/29 (a)(b)	4,425
7,500,000	Venture XXIV CLO Ltd. 144A, (3 mo. LIBOR USD + 1.420%) 3.78%, 10/20/28 (a)(b)	7,518
8,600,000	Verizon Owner Trust 2017-3 144A, 2.06%, 4/20/22 (b)	8,465
433,319	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	435
980,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	991
1,940,000	Westlake Automobile Receivables Trust 2017-1 144A, 2.70%, 10/17/22 (b)	1,932

Total Asset Backed (Cost - $106,175)		105,692

Bank Loans(c) (0%)
1,265,813	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.700%) 4.60%, 4/06/24	1,274
373,635	VFH Parent LLC Term Loan B1 1L, (LIBOR USD 1-Month + 3.250%) 5.56%, 12/30/21	379

Total Bank Loans (Cost - $1,633)		1,653

Corporate Bond (51%)
Financial (27%)
7,370,000	ABN AMRO Bank NV 144A, 2.10%, 1/18/19 (b)	7,341
1,955,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 5/26/22	1,922
1,200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (b)	1,191
2,500,000	Air Lease Corp., 2.13%, 1/15/20	2,454
1,065,000	American Express Credit Corp., 1.88%, 5/03/19	1,057
3,920,000	American Express Credit Corp., 2.20%, 3/03/20	3,872
1,020,000	ANZ New Zealand International Ltd./London 144A, 2.20%, 7/17/20 (b)	998
2,625,000	Ares Capital Corp., 3.63%, 1/19/22	2,571
2,275,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%) 3.54%, 3/26/21 (a)	2,287
1,455,000	Astoria Financial Corp., 3.50%, 6/08/20	1,449
2,265,000	Athene Global Funding 144A, 2.75%, 4/20/20 (b)	2,237

16   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,420,000	.Australia & New Zealand Banking Group
	Ltd./New York NY, 1.60%, 7/15/19	$3,368
830,000	Banco de Credito del Peru/Panama 144A,
	2.25%, 10/25/19 (b)(d)	823
2,475,000	Banco del Estado de Chile 144A,
	2.67%, 1/08/21 (b)	2,419
3,450,000	Banco Santander Chile 144A,
	2.50%, 12/15/20 (b)	3,377
3,600,000	Banco Santander SA, 3.13%, 2/23/23	3,462
795,000	Bank of America Corp., 2.15%, 11/09/20	776
2,760,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.630%) 2.33%, 10/01/21 (a)	2,698
3,599,000	Bank of America Corp., 2.65%, 4/01/19	3,600
3,800,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 1.000%) 3.36%, 4/24/23 (a)	3,855
1,390,000	Banque Federative du Credit Mutuel SA 144A,
	2.00%, 4/12/19 (b)	1,380
1,000,000	Banque Federative du Credit Mutuel SA 144A,
	2.20%, 7/20/20 (b)	978
2,000,000	Banque Federative du Credit Mutuel SA 144A,
	2.70%, 7/20/22 (b)	1,936
3,832,000	Barclays PLC, 2.75%, 11/08/19	3,811
2,495,000	Barclays PLC, 3.25%, 1/12/21	2,475
2,750,000	BNZ International Funding Ltd./London 144A,
	2.40%, 2/21/20 (b)	2,718
5,360,000	BPCE SA, (3 mo. LIBOR USD + 0.880%)
	2.86%, 5/31/22 (a)	5,417
1,885,000	BPCE SA 144A, (3 mo. LIBOR USD + 1.220%)
	3.12%, 5/22/22 (a)(b)	1,918
5,300,000	Capital One Financial Corp., (3 mo. LIBOR USD
	+ 0.950%) 3.01%, 3/09/22 (a)	5,322
4,455,000	Capital One NA, 2.35%, 1/31/20	4,387
970,000	CBOE Global Markets Inc., 1.95%, 6/28/19	958
3,115,000	Citibank NA, 1.85%, 9/18/19	3,079
4,600,000	Citibank NA, 2.00%, 3/20/19	4,585
1,650,000	Citigroup Inc., 2.05%, 6/07/19	1,638
4,235,000	Citigroup Inc., 2.45%, 1/10/20	4,199
1,020,000	Citizens Bank NA/Providence RI,
	2.20%, 5/26/20	997
1,510,000	Citizens Bank NA/Providence RI,
	2.25%, 3/02/20	1,486
1,425,000	Citizens Bank NA/Providence RI,
	2.45%, 12/04/19	1,411
1,420,000	Credit Agricole SA/London 144A, (3 mo. LIBOR
	USD + 0.800%) 3.15%, 4/15/19 (a)(b)	1,429
2,960,000	Credit Agricole SA/London 144A,
	3.38%, 1/10/22 (b)	2,930
5,380,000	Credit Suisse Group Funding Guernsey Ltd.,
	2.75%, 3/26/20	5,340
1,715,000	Daiwa Securities Group Inc. 144A,
	3.13%, 4/19/22 (b)	1,681
2,280,000	Danske Bank A/S 144A, 1.65%, 9/06/19 (b)	2,241
4,775,000	Deutsche Bank AG/New York NY,
	3.15%, 1/22/21	4,693
4,725,000	Digital Realty Trust LP, 5.88%, 2/01/20	4,912
2,600,000	Discover Bank, 2.60%, 11/13/18	2,600
4,660,000	DNB Bank ASA 144A, 2.13%, 10/02/20 (b)	4,540

Principal or Shares	Security Description	Value (000)

1,470,000	Enstar Group Ltd., 4.50%, 3/10/22	$1,467
4,505,000	Federation des Caisses Desjardins du Quebec
	144A, 2.25%, 10/30/20 (b)	4,398
870,000	Fifth Third Bank/Cincinnati OH,
	2.20%, 10/30/20	850
1,200,000	Fifth Third Bank/Cincinnati OH,
	2.30%, 3/15/19	1,197
2,790,000	FS Investment Corp., 4.25%, 1/15/20	2,785
3,980,000	Goldman Sachs Group Inc., 2.60%, 12/27/20	3,924
5,420,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	5,300
3,820,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 1.050%) 3.07%, 6/05/23 (a)	3,864
2,725,000	Goldman Sachs Group Inc./The, (3 mo. LIBOR
	USD + 0.750%) 2.56%, 2/23/23 (a)	2,728
1,835,000	Huntington National Bank, 2.38%, 3/10/20	1,811
1,320,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 6.25%, 2/01/22	1,350
3,710,000	ICICI Bank Ltd./Hong Kong 144A,
	5.75%, 11/16/20 (b)	3,881
3,110,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	3,099
1,320,000	ING Bank NV 144A, 2.30%, 3/22/19 (b)	1,315
4,445,000	ING Groep NV, (3 mo. LIBOR USD + 1.150%)
	3.45%, 3/29/22 (a)	4,544
3,100,000	International Lease Finance Corp.,
	4.63%, 4/15/21	3,181
3,000,000	International Lease Finance Corp.,
	6.25%, 5/15/19	3,099
3,260,000	Intesa Sanpaolo SPA 144A, 3.13%, 7/14/22 (b)	3,144
745,000	iStar Inc., 4.63%, 9/15/20	744
3,825,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.680%) 2.69%, 6/01/21 (a)	3,849
880,000	JPMorgan Chase & Co., 6.30%, 4/23/19	911
5,890,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.020%) 3.00%, 11/28/23 (a)(b)	5,914
1,600,000	Macquarie Group Ltd. 144A, 7.63%, 8/13/19 (b)	1,688
1,495,000	Manufacturers & Traders Trust Co.,
	2.05%, 8/17/20	1,460
2,940,000	Metropolitan Life Global Funding I 144A,
	2.40%, 1/08/21 (b)	2,884
1,320,000	Mitsubishi UFJ Financial Group Inc., (3 mo.
	LIBOR USD + 0.920%) 2.82%, 2/22/22 (a)	1,337
1,530,000	Mizuho Bank Ltd. 144A, 2.40%, 3/26/20 (b)	1,507
4,350,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 0.940%) 2.92%, 2/28/22 (a)	4,415
6,000,000	Morgan Stanley, (3 mo. LIBOR USD + 0.550%)
	2.29%, 2/10/21 (a)	6,022
4,000,000	Morgan Stanley, (3 mo. LIBOR USD + 1.140%)
	3.51%, 1/27/20 (a)	4,056
4,661,000	Morgan Stanley, (3 mo. LIBOR USD + 1.180%)
	3.54%, 1/20/22 (a)	4,733
4,890,000	National Australia Bank Ltd./New York,
	1.38%, 7/12/19	4,808
1,485,000	Nostrum Oil & Gas Finance BV 144A,
	7.00%, 2/16/25 (b)	1,432
2,520,000	Nuveen Finance LLC 144A, 2.95%, 11/01/19 (b)	2,512

Semi-Annual Report    17

Principal or Shares	Security Description	Value (000)

1,700,000	PNC Bank NA, 2.45%, 11/05/20	$1,672
5,420,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.470%) 3.81%, 5/15/23 (a)	5,493
1,351,000	Santander Holdings USA Inc., 2.70%, 5/24/19	1,346
2,050,000	Santander Holdings USA Inc., 3.70%, 3/28/22	2,034
4,300,000	Santander UK PLC, 2.38%, 3/16/20	4,246
260,000	Santander UK PLC, 2.50%, 3/14/19	259
3,800,000	Scentre Group Trust 1/Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (b)	3,758
1,630,000	SLM Corp., 5.13%, 4/05/22	1,650
2,400,000	Standard Chartered PLC 144A,
	2.10%, 8/19/19 (b)	2,368
2,720,000	Standard Chartered PLC 144A,
	2.40%, 9/08/19 (b)	2,694
1,045,000	Starwood Property Trust Inc. 144A,
	3.63%, 2/01/21 (b)	1,029
2,395,000	Sumitomo Mitsui Banking Corp.,
	2.09%, 10/18/19	2,362
1,405,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	1.95%, 9/19/19 (b)	1,383
3,255,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 3/06/19 (b)	3,236
1,995,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 10/18/19 (b)	1,964
2,870,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	2,829
2,245,000	Suncorp-Metway Ltd. 144A,
	2.38%, 11/09/20 (b)	2,194
5,145,000	SunTrust Bank/Atlanta GA, (3 mo. LIBOR USD
	+ 0.298%) 2.59%, 1/29/21 (a)	5,098
3,320,000	Svenska Handelsbanken AB, 1.50%, 9/06/19	3,258
1,180,000	Synchrony Financial, 2.60%, 1/15/19	1,178
1,045,000	Synchrony Financial, 3.00%, 8/15/19	1,043
750,000	Synchrony Financial, (3 mo. LIBOR USD
	+ 1.230%) 3.58%, 2/03/20 (a)	759
2,540,000	UBS AG/London 144A, 2.20%, 6/08/20 (b)	2,489
2,070,000	UBS AG/London 144A, 2.45%, 12/01/20 (b)	2,028
5,390,000	UBS Group Funding Switzerland AG 144A, (3
	mo. LIBOR USD + 1.220%)
	3.14%, 5/23/23 (a)(b)	5,490
3,000,000	VEREIT Operating Partnership LP,
	3.00%, 2/06/19	3,001
700,000	WEA Finance LLC/Westfield UK & Europe
	Finance PLC 144A, 2.70%, 9/17/19 (b)	695
4,805,000	Wells Fargo & Co., (3 mo. LIBOR USD
	+ 0.930%) 3.29%, 2/11/22 (a)	4,856

		301,439

Industrial (17%)
1,040,000	Air Canada 2013-1 Class C Pass-Through Trust
	144A, 6.63%, 5/15/18 (b)	1,044
400,000	Alibaba Group Holding Ltd., 2.50%, 11/28/19	397
1,410,000	Alibaba Group Holding Ltd., 2.80%, 6/06/23	1,356
3,755,000	Alimentation Couche-Tard Inc. 144A,
	2.35%, 12/13/19 (b)	3,706
4,500,000	Allergan Funding SCS, 3.00%, 3/12/20	4,472

Principal or Shares	Security Description	Value (000)

1,640,000	Allergan Funding SCS, (3 mo. LIBOR USD
	+ 1.255%) 3.33%, 3/12/20 (a)	$1,659
1,500,000	Anglo American Capital PLC 144A,
	3.63%, 5/14/20 (b)	1,523
2,495,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (b)	2,520
1,040,000	Anthem Inc., 2.25%, 8/15/19	1,030
2,900,000	AT&T Inc., 2.30%, 3/11/19	2,894
4,555,000	BAT Capital Corp. 144A, 2.30%, 8/14/20 (b)	4,459
4,000,000	Becton Dickinson and Co., 2.13%, 6/06/19	3,959
4,510,000	Broadcom Corp./Broadcom Cayman Finance Ltd.,
	2.20%, 1/15/21	4,363
3,690,000	Broadcom Corp./Broadcom Cayman Finance Ltd.,
	2.38%, 1/15/20	3,639
4,536,000	Celgene Corp., 2.25%, 8/15/21	4,374
2,830,000	CK Hutchison International 17 II Ltd. 144A,
	2.25%, 9/29/20 (b)	2,768
1,996,000	Constellation Brands Inc., 2.00%, 11/07/19	1,966
3,000,000	CVS Health Corp., (3 mo. LIBOR USD
	+ 0.720%) 2.78%, 3/09/21 (a)	3,029
3,150,000	CVS Health Corp., 3.13%, 3/09/20	3,152
3,070,000	Daimler Finance North America LLC 144A,
	1.50%, 7/05/19 (b)	3,022
635,000	Daimler Finance North America LLC 144A,
	2.20%, 5/05/20 (b)	623
1,255,000	Danone SA 144A, 1.69%, 10/30/19 (b)	1,231
4,050,000	Dell International LLC/EMC Corp. 144A,
	3.48%, 6/01/19 (b)	4,060
3,450,000	Dell International LLC/EMC Corp. 144A,
	4.42%, 6/15/21 (b)	3,517
400,000	Dell International LLC/EMC Corp. 144A,
	5.88%, 6/15/21 (b)	412
2,999,000	Delta Air Lines Inc., 2.60%, 12/04/20	2,943
1,755,000	Delta Air Lines Inc., 2.88%, 3/13/20	1,747
2,690,000	Deutsche Telekom International Finance BV
	144A, 2.23%, 1/17/20 (b)	2,655
1,760,000	eBay Inc., 2.15%, 6/05/20	1,727
2,800,000	Express Scripts Holding Co., 2.60%, 11/30/20	2,746
3,060,000	Ford Motor Credit Co. LLC, 2.02%, 5/03/19	3,029
1,385,000	Ford Motor Credit Co. LLC, 2.26%, 3/28/19	1,376
2,635,000	Ford Motor Credit Co. LLC, 2.68%, 1/09/20	2,614
2,300,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.270%) 3.56%, 3/28/22 (a)	2,339
2,350,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.235%) 3.58%, 2/15/23 (a)	2,350
560,000	Fortive Corp., 1.80%, 6/15/19	553
1,700,000	GATX Corp., 2.50%, 7/30/19	1,686
1,815,000	General Motors Financial Co. Inc.,
	2.65%, 4/13/20	1,798
4,000,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 0.930%) 3.27%, 4/13/20 (a)	4,038
4,950,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.310%) 3.61%, 6/30/22 (a)	5,050
3,800,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.550%) 3.90%, 1/14/22 (a)	3,901

18   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,085,000	Glencore Funding LLC 144A,
	3.00%, 10/27/22 (b)	$1,039
1,860,000	Glencore Funding LLC 144A, (3 mo. LIBOR
	USD + 1.360%) 3.71%, 1/15/19 (a)(b)	1,870
2,405,000	Hewlett Packard Enterprise Co. 144A,
	2.10%, 10/04/19 (b)	2,373
2,950,000	Hewlett Packard Enterprise Co.,
	2.85%, 10/05/18	2,954
1,400,000	Hyundai Capital Services Inc. 144A,
	1.63%, 8/30/19 (b)	1,367
1,750,000	JB Hunt Transport Services Inc., 2.40%, 3/15/19	1,742
2,320,000	Lennar Corp., 4.13%, 1/15/22	2,320
200,000	Mclaren Finance PLC 144A, 5.75%, 8/01/22 (b)	201
2,620,000	Molson Coors Brewing Co., 1.90%, 3/15/19	2,601
2,165,000	Mondelez International Holdings Netherlands
	BV 144A, 1.63%, 10/28/19 (b)	2,123
2,144,000	Mylan NV, 2.50%, 6/07/19	2,128
1,480,000	Nissan Motor Acceptance Corp. 144A,
	2.15%, 9/28/20 (b)	1,444
339,000	Nokia OYJ, 3.38%, 6/12/22	328
985,000	Packaging Corp. of America, 2.45%, 12/15/20	966
3,155,000	Pelabuhan Indonesia III Persero PT 144A,
	4.50%, 5/02/23 (b)	3,141
540,000	Penske Truck Leasing Co. LP/PTL Finance Corp.
	144A, 2.50%, 6/15/19 (b)	537
2,900,000	Penske Truck Leasing Co. LP/PTL Finance Corp.
	144A, 3.20%, 7/15/20 (b)	2,896
2,765,000	Philip Morris International Inc., 2.00%, 2/21/20	2,718
490,000	Pitney Bowes Inc., 3.63%, 9/15/20	486
2,015,000	Rio Energy SA/UGEN SA/UENSA SA 144A,
	6.88%, 2/01/25 (b)	1,970
1,066,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	1,044
8,487,000	Shire Acquisitions Investments Ireland DAC,
	1.90%, 9/23/19	8,340
1,550,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	1,511
1,050,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	1,019
1,595,000	SMBC Aviation Capital Finance DAC 144A,
	3.00%, 7/15/22 (b)	1,545
1,415,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	1,348
1,085,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	1,069
4,077,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II
	LLC/Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	4,073
4,170,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (b)	4,138
1,940,000	Teva Pharmaceutical Finance Netherlands III BV,
	1.70%, 7/19/19	1,885
930,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	840
1,100,000	Teva Pharmaceutical Finance Netherlands III BV
	144A, 6.00%, 4/15/24 (b)(d)	1,069
690,000	United Continental Holdings Inc.,
	6.38%, 6/01/18	692
5,166,000	Verizon Communications Inc., (3 mo. LIBOR
	USD + 0.550%) 2.45%, 5/22/20 (a)	5,197

Principal or Shares	Security Description	Value (000)

4,735,000	Verizon Communications Inc., (3 mo. LIBOR
	USD + 1.000%) 3.15%, 3/16/22 (a)	$4,839
2,255,000	ViaSat Inc. 144A, 5.63%, 9/15/25 (b)	2,165
2,000,000	Vulcan Materials Co., (3 mo. LIBOR USD
	+ 0.600%) 2.72%, 6/15/20 (a)	1,998
1,500,000	Want Want China Finance Ltd. 144A,
	1.88%, 5/14/18 (b)	1,499
560,000	Zimmer Biomet Holdings Inc., 2.70%, 4/01/20	555

		185,757

Utility (7%)
3,030,000	AES Corp./VA, 4.00%, 3/15/21	3,054
2,251,000	American Electric Power Co. Inc.,
	2.15%, 11/13/20	2,194
5,173,000	Cenovus Energy Inc., 5.70%, 10/15/19	5,333
2,400,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	2,483
911,000	Dominion Energy Inc., 2.58%, 7/01/20	897
4,690,000	Dominion Energy Inc., 2.96%, 7/01/19	4,678
1,530,000	DTE Energy Co., 1.50%, 10/01/19	1,495
2,073,000	Energy Transfer Equity LP, 4.25%, 3/15/23	2,006
1,385,000	Energy Transfer Partners LP, 9.00%, 4/15/19	1,463
4,795,000	EnLink Midstream Partners LP, 2.70%, 4/01/19	4,777
2,675,000	Enterprise Products Operating LLC,
	6.50%, 1/31/19	2,746
1,180,000	EQT Corp., 2.50%, 10/01/20	1,151
2,170,000	Kinder Morgan Energy Partners LP,
	2.65%, 2/01/19	2,169
1,198,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	1,195
2,370,000	Kinder Morgan Inc./DE, (3 mo. LIBOR USD
	+ 1.280%) 3.63%, 1/15/23 (a)	2,411
2,450,000	Majapahit Holding BV 144A,
	7.75%, 1/20/20 (b)	2,625
4,165,000	Nabors Industries Inc., 4.63%, 9/15/21	4,092
600,000	NextEra Energy Capital Holdings Inc.,
	1.65%, 9/01/18	598
841,000	Noble Holding International Ltd.,
	7.75%, 1/15/24 (d)	793
1,268,000	Oasis Petroleum Inc., 6.88%, 1/15/23 (d)	1,306
1,545,000	ONEOK Inc., 4.25%, 2/01/22	1,575
2,035,000	Phillips 66 144A, (3 mo. LIBOR USD
	+ 0.750%) 3.10%, 4/15/20 (a)(b)	2,036
4,685,000	PNM Resources Inc., 3.25%, 3/09/21	4,655
3,192,000	QEP Resources Inc., 6.88%, 3/01/21	3,447
4,360,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	4,579
1,000,000	Sempra Energy, 2.40%, 2/01/20	988
4,940,000	Sinopec Group Overseas Development 2017 Ltd.
	144A, 2.38%, 4/12/20 (b)	4,850
2,457,143	Southern California Edison Co., 1.85%, 2/01/22	2,404
810,000	Sunoco LP/Sunoco Finance Corp. 144A,
	4.88%, 1/15/23 (b)	799
1,346,000	TransCanada PipeLines Ltd., 2.13%, 11/15/19	1,333
2,525,000	Whiting Petroleum Corp., 5.75%, 3/15/21	2,591
1,500,000	Woodside Finance Ltd. 144A,
	8.75%, 3/01/19 (b)	1,570

		78,293

Total Corporate Bond (Cost - $570,096)		565,489

Semi-Annual Report    19

Principal or Shares	Security Description	Value (000)
Foreign Government (2%)
1,960,000	Abu Dhabi Government International Bond 144A, 2.50%, 10/11/22 (b)	$1,878
4,880,000	Argentine Republic Government International Bond, 4.63%, 1/11/23	4,669
1,600,000	Argentine Republic Government International Bond, 5.63%, 1/26/22	1,618
2,100,000	Caisse d’Amortissement de la Dette Sociale 144A, 1.75%, 9/24/19 (b)	2,075
2,120,000	EL Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (b)	2,074
3,130,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	3,377
800,000	Hellenic Republic Government Bond 144A, 3.38%, 2/15/25 EUR (b)(e)(f)	961
2,730,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.40%, 3/29/22 (b)	2,686
4,825,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (b)	4,903
646,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	721
2,310,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	2,434
Total Foreign Government (Cost - $27,852)		27,396

Mortgage Backed (8%)
1,661,157	CSMC Trust 2013-IVR2 144A, 1.55%, 4/25/43 (b)(g)	1,602
3,765,783	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.550%) 2.45%, 1/25/30 (a)	3,766
4,900,184	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%) 2.85%, 10/25/29 (a)	4,929
5,770,719	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.150%) 3.05%, 9/25/29 (a)	5,806
1,779,847	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.950%) 3.85%, 8/25/28 (a)	1,789
2,560,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%) 4.10%, 8/25/30 (a)	2,594
6,050,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.250%) 4.15%, 7/25/30 (a)	6,199
271,103	FN 743821 ARM, (12 mo. LIBOR USD + 1.433%) 3.18%, 11/01/33 (a)	284
212,054	FN 790762 ARM, (12 mo. LIBOR USD + 1.415%) 3.17%, 9/01/34 (a)	221
271,617	FN 790764 ARM, (12 mo. LIBOR USD + 1.415%) 3.17%, 9/01/34 (a)	283
278,129	FN 794792 ARM, (12 mo. LIBOR USD + 1.490%) 3.23%, 10/01/34 (a)	290
405,588	FN 794797 ARM, (12 mo. LIBOR USD + 1.319%) 3.08%, 10/01/34 (a)	420
5,593,640	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.10%, 10/25/29 (a)	5,658

Principal or Shares	Security Description	Value (000)

4,554,308	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.900%) 4.79%, 7/25/28 (a)	$4,676
1,450,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%) 6.50%, 12/25/42 (a)	1,539
1,297,048	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 7.950%) 9.85%, 5/25/25 (a)	1,583
1,022,810	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.750%) 12.65%, 3/25/25 (a)	1,401
1,124,319	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%) 13.15%, 10/25/29 (a)	1,262
1,922,260	Gosforth Funding 2016-1 PLC 144A, (3 mo. LIBOR GBP + 0.600%) 1.15%, 2/15/58 (a)(b)(f)	2,653
317,634	HomeBanc Mortgage Trust 2004-1, (1 mo. LIBOR USD + 0.860%) 2.76%, 8/25/29 (a)	306
565,473	JP Morgan Mortgage Trust 144A, 2.50%, 3/25/43 (b)(g)	551
3,059,233	JP Morgan Mortgage Trust 2017-1 144A, 3.50%, 1/25/47 (b)(g)	3,055
7,192,954	JP Morgan Mortgage Trust 2017-5 144A, 3.00%, 10/26/48 (b)(g)	7,158
610,850	MLCC Mortgage Investors Inc., 3.33%, 2/25/36 (g)	614
357,997	MLCC Mortgage Investors Inc., 3.39%, 12/25/34 (g)	361
99,712	Morgan Stanley Mortgage Loan Trust 2004-5AR, 3.34%, 7/25/34 (g)	101
2,855,542	New Residential Mortgage Loan Trust 2017-1 144A, 4.00%, 2/25/57 (b)(g)	2,895
6,485,620	New Residential Mortgage Loan Trust 2017-3 144A, 4.00%, 4/25/57 (b)(g)	6,557
6,668,305	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (b)(g)	6,764
1,894,024	Residential Asset Securitization Trust, 6.00%, 8/25/36	1,670
1,004,665	Sequoia Mortgage Trust, 1.55%, 4/25/43 (g)	959
210,014	Sequoia Mortgage Trust 10, (1 mo. LIBOR USD + 0.800%) 2.70%, 10/20/27 (a)	206
145,819	Sequoia Mortgage Trust 2012-1, 2.87%, 1/25/42 (g)	147
695,026	Sequoia Mortgage Trust 2013-1, 1.45%, 2/25/43 (g)	673
3,754,450	Sequoia Mortgage Trust 2017-CH1 144A, 3.50%, 8/25/47 (b)(g)	3,759
2,396,795	Sequoia Mortgage Trust 2017-CH2 144A, 4.00%, 12/25/47 (b)(g)	2,426
776,056	Structured Adjustable Rate Mortgage Loan Trust, 3.67%, 8/25/34 (g)	767
Total Mortgage Backed (Cost - $85,602)		85,924
U.S. Government Agency (2%)
9,500,000	FHLB, 2.13%, 2/11/20	9,437

20   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

9,125,000	FHLB, 2.38%, 3/30/20	$9,102
5,900,000	FHLMC, 2.50%, 4/23/20	5,895

Total U.S. Government Agency (Cost - $24,505)		24,434

U.S. Treasury (26%)
10,000,000	U.S. Treasury Bill, 1.58%, 5/03/18 (h)	9,999
5,714,000	U.S. Treasury Note, 1.25%, 8/31/19 (i)	5,629
91,700,000	U.S. Treasury Note, 1.50%, 10/31/19	90,468
10,000,000	U.S. Treasury Note, 1.75%, 11/30/19	9,895
99,655,000	U.S. Treasury Note, 2.00%, 1/31/20	98,894
45,000,000	U.S. Treasury Note, 2.25%, 3/31/20	44,807
23,006,000	U.S. Treasury Note, 2.25%, 2/15/21	22,789

Total U.S. Treasury (Cost - $284,306)		282,481

Principal or Shares	Security Description	Value (000)

Investment Company (1%)
8,665,942	Payden Cash Reserves Money Market Fund *
	(Cost - $8,666)	$8,666

Total Investments (Cost - $1,108,835) (100%)		1,101,735
Liabilities in excess of Other Assets (0%)		(5,002)

Net Assets (100%)		$1,096,733

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At April 30, 2018, the total market value of the Fund’s securities on loan is $2,864 and the total market value of the collateral held by the Fund is $2,955. Amounts in 000s.
(e)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(f)	Principal in foreign currency.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(h)	Yield to maturity at time of purchase.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)		Currency Sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD	974	EUR 791	Citibank, N.A.	05/08/2018	$18
USD	2,722	GBP 1,931	HSBC Bank USA, N.A.	05/08/2018	63
Net Unrealized Appreciation					$81

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2 Year Note Future	228	Jun-18	$48,347	$(101)	$(101)
					(101)
Short Contracts:
Euro-Bobl Future	11	Jun-18	(1,740)	(8)	(8)
Euro-Bund Future	160	Jun-18	(30,671)	(217)	(217)
U.S. Treasury 5 Year Note Future	321	Jun-18	(36,436)	102	102
					(123)

Total Futures					$(224)

Semi-Annual Report    21

    Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$2,864
of Assets and Liabilities[1]
Non-cash Collateral[2]	(2,864)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

22   Payden Mutual Funds

The Fund seeks a high level of total return that is
consistent with preservation of capital by generally
investing in U.S. government obligations with an
average portfolio maturity not to exceed five years.

Portfolio Composition - percent of investments
Mortgage Backed	81%
Cash equivalent	11%
U.S. Government Guaranteed	8%

Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (2%)
220,730	FDIC Guaranteed Notes Trust 2010-S3 144A,
	2.74%, 12/03/20 (a)	$217
667,724	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (a)	659
562,675	FDIC Trust 144A, 2.18%, 5/25/50 (a)	564

Total FDIC Guaranteed (Cost - $1,456)		1,440

Mortgage Backed (58%)
494,665	FH 1Q1363 ARM, (12 mo. LIBOR USD
	+ 1.788%) 3.77%, 2/01/36 (b)	520
272,777	FH 2B0709 ARM, (12 mo. LIBOR USD
	+ 1.750%) 3.50%, 8/01/42 (b)	283
323,628	FH 2B0972 ARM, (12 mo. LIBOR USD
	+ 1.770%) 3.52%, 11/01/42 (b)	334
697,210	FH 2B1333 ARM, (12 mo. LIBOR USD
	+ 1.650%) 3.96%, 4/01/43 (b)	716
1,661,615	FH 2B4763 ARM, (12 mo. LIBOR USD
	+ 1.620%) 2.51%, 10/01/45 (b)	1,670
357,790	FH 849486 ARM, (12 mo. LIBOR USD
	+ 1.862%) 3.93%, 8/01/41 (b)	375
1,587,570	FH 849506 ARM, (12 mo. LIBOR USD
	+ 1.611%) 2.91%, 11/01/44 (b)	1,594
1,031,968	FH 849707 ARM, (12 mo. LIBOR USD
	+ 1.710%) 2.45%, 2/01/43 (b)	1,034
111,962	FN 849088 ARM, (12 mo. Federal Reserve
	Cumulative Average US + 1.962%)
	3.36%, 11/01/35 (b)	117
51,892	FN 866093 ARM, (12 mo. LIBOR USD
	+ 1.737%) 3.78%, 3/01/36 (b)	55
639,029	FN 890434 15YR, 3.00%, 7/01/27	638
213,357	FN AC0045 ARM, (12 mo. LIBOR USD
	+ 1.295%) 3.13%, 10/01/38 (b)	221
833,404	FN AE0193 ARM, (12 mo. LIBOR USD
	+ 1.717%) 3.60%, 7/01/40 (b)	869
426,504	FN AI4019 ARM, (12 mo. LIBOR USD
	+ 1.750%) 3.44%, 7/01/41 (b)	446
1,226,325	FN AJ4092 15YR, 3.50%, 10/01/26	1,242
1,128,513	FN AL1869 15YR, 3.00%, 6/01/27	1,127
1,561,403	FN AL2095 15YR, 3.00%, 6/01/27	1,559
1,104,325	FN AL2221 15YR, 3.00%, 7/01/27	1,103
657,223	FN AL5596 ARM, (12 mo. LIBOR USD
	+ 1.551%) 2.49%, 2/01/44 (b)	681
817,783	FN AL5790 ARM, (12 mo. LIBOR USD
	+ 1.565%) 2.50%, 10/01/44 (b)	822
914,126	FN AL5967 ARM, (12 mo. LIBOR USD
	+ 1.576%) 2.51%, 11/01/44 (b)	920

Principal or Shares	Security Description	Value (000)

1,294,199	FN AL7648 ARM, (12 mo. LIBOR USD
	+ 1.586%) 2.59%, 10/01/45 (b)	$1,288
1,084,631	FN AL7790 ARM, (12 mo. LIBOR USD
	+ 1.819%) 3.75%, 9/01/40 (b)	1,136
1,350,466	FN AM2182, 2.16%, 1/01/23	1,294
782,510	FN AO7975 15YR, 3.00%, 6/01/27	781
332,777	FN AP4080 ARM, (12 mo. LIBOR USD
	+ 1.685%) 3.44%, 9/01/42 (b)	346
884,785	FN AP4746 15YR, 3.00%, 8/01/27	883
2,225,976	FN AS1745 15YR, 3.00%, 2/01/29	2,216
2,168,771	FN AS4186 15YR, 2.50%, 1/01/30	2,120
2,432,810	FN AS6443 15YR, 3.00%, 12/01/30	2,416
1,549,340	FN AS7088 15YR, 2.50%, 5/01/31	1,509
1,230,269	FN AS8013 15YR, 2.50%, 9/01/31	1,198
373,924	FN AU6974 ARM, (12 mo. LIBOR USD
	+ 1.580%) 2.73%, 11/01/43 (b)	383
916,951	FN AU8673 ARM, (12 mo. LIBOR USD
	+ 1.530%) 2.68%, 2/01/44 (b)	950
775,267	FN AY4068 ARM, (12 mo. LIBOR USD
	+ 1.530%) 2.19%, 4/01/44 (b)	780
1,777,988	FN AZ2886 ARM, (12 mo. LIBOR USD
	+ 1.600%) 2.66%, 9/01/45 (b)	1,773
1,271,101	FN AZ4380 ARM, (12 mo. LIBOR USD
	+ 1.590%) 2.53%, 8/01/45 (b)	1,281
1,660,499	FN BD2473 ARM, (12 mo. LIBOR USD
	+ 1.620%) 2.53%, 1/01/47 (b)	1,641
232,164	FNR 2002-10-FA, (1 mo. LIBOR USD
	+ 0.750%) 2.65%, 2/25/32 (b)	237
1,714,982	G2 5301 15YR, 3.50%, 2/20/27	1,752
994,219	G2 778200 20YR, 4.00%, 2/20/32	1,028
531,563	G2 778203 20YR, 4.75%, 2/20/32	566
793,110	G2 AY5138 Other, 3.25%, 12/20/37	793
1,044,635	GN 728153, 5.50%, 10/15/29	1,141
563,771	GN 737791 30YR, 4.50%, 12/15/40	594
9,806,802	GNR 2014-79 ST, 0.69%, 7/20/29 (c)	202

Total Mortgage Backed (Cost - $45,933)		44,634

NCUA Guaranteed (3%)
637,576	NCUA Guaranteed Notes Trust 2010-A1, (1 mo.
	LIBOR USD + 0.350%) 2.25%, 12/07/20 (b)	639
467,963	NCUA Guaranteed Notes Trust 2010-R1, (1 mo.
	LIBOR USD + 0.450%) 2.35%, 10/07/20 (b)	470
977,114	NCUA Guaranteed Notes Trust 2010-R3,
	2.40%, 12/08/20	975
664,805	NCUA Guaranteed Notes Trust 2011-R2, (1 mo.
	LIBOR USD + 0.400%) 2.28%, 2/06/20 (b)	666

Total NCUA Guaranteed (Cost - $2,748)		2,750

Semi-Annual Report    23

Principal or Shares	Security Description	Value (000)

Investment Company (8%)
5,901,085	Payden Cash Reserves Money Market Fund *
	(Cost - $ 5,901)	$5,901

Total Investments (Cost - $ 56,038) (71%)		54,725
Other Assets, net of Liabilities (29%)		22,712

Net Assets (100%)		$77,437

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

See notes to financial statements.

24   Payden Mutual Funds

The Fund seeks a high level of total return that is
consistent with preservation of capital by generally
investing in Government National Mortgage
Association mortgage-backed securities and other
U.S. government obligations with no limit on the
average portfolio maturity.

Portfolio Composition - percent of investments
Mortgage Backed	99%
Investment Company	1%

Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
Mortgage Backed (145%)
694,580	FH 1J1279 ARM, (12 mo. LIBOR USD
	+ 1.520%) 3.42%, 4/01/36 (a)	$720
1,011,328	FH 1Q0062 ARM, (6 mo. LIBOR USD
	+ 1.566%) 3.49%, 11/01/35 (a)	1,047
695,095	FH 847228 ARM, (12 mo. LIBOR USD
	+ 2.000%) 3.76%, 1/01/34 (a)	728
1,760,142	FHLMC Multifamily Structured Pass-Through
	Certificates, (1 mo. LIBOR USD
	+ 0.350%) 2.23%, 8/25/25 (a)	1,764
497,930	FHLMC Multifamily Structured Pass-Through
	Certificates, (1 mo. LIBOR USD
	+ 0.480%) 2.36%, 9/25/23 (a)	500
1,216,814	FHR 3174 FA, (1 mo. LIBOR USD
	+ 0.300%) 2.22%, 4/15/36 (a)	1,216
578,360	FN 832100 ARM, (12 mo. LIBOR USD
	+ 1.665%) 3.44%, 7/01/35 (a)	608
758,899	FN AK0419 ARM, (1 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity
	+ 2.274%) 3.60%, 12/01/27 (a)	790
1,583,884	FN AL0891 ARM, (12 mo. LIBOR USD
	+ 1.804%) 3.52%, 9/01/41 (a)	1,655
482,308	FNR 2007-110 FA, (1 mo. LIBOR USD
	+ 0.620%) 2.52%, 12/25/37 (a)	484
44,400,000	G2, 3.00%, 30YR TBA (b)	43,281
43,780,000	G2, 3.50%, 30YR TBA (b)	43,838
2,000,000	G2, 4.00%, 30YR TBA (b)	2,046
734,577	G2 3415 30YR, 5.50%, 7/20/33	806
682,953	G2 3584 30YR, 6.00%, 7/20/34	767
531,421	G2 3711 30YR, 5.50%, 5/20/35	583
686,977	G2 3747 30YR, 5.00%, 8/20/35	737
421,557	G2 3772 30YR, 5.00%, 10/20/35	452
783,563	G2 3785 30YR, 5.00%, 11/20/35	841
1,276,513	G2 3819 30YR, 5.50%, 2/20/36	1,392
941,209	G2 4802 30YR, 5.00%, 9/20/40	1,023
1,581,816	G2 4853 30YR, 4.00%, 11/20/40	1,636
544,846	G2 4978 30YR, 4.50%, 3/20/41	572
713,271	G2 5055 30YR, 4.50%, 5/20/41	749
1,506,580	G2 5083 30YR, 5.00%, 6/20/41	1,615
1,806,404	G2 5115 30YR, 4.50%, 7/20/41	1,898
591,464	G2 5140 30YR, 4.50%, 8/20/41	622
3,948,278	G2 5175 30YR, 4.50%, 9/20/41	4,149
5,949,022	G2 5258 30YR, 3.50%, 12/20/41	5,993
116,868	G2 728869 30YR, 4.13%, 4/20/40	120
410,244	G2 728870 30YR, 4.63%, 4/20/40	427
178,783	G2 742041 30YR, 4.63%, 6/20/40	186
793,970	G2 770239 30YR, 4.00%, 2/20/42	816

Principal or Shares	Security Description	Value (000)

273,963	G2 80013 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.13%, 11/20/26 (a)	$282
601,257	G2 80029 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/27 (a)	613
656,164	G2 80044 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 2/20/27 (a)	670
790,231	G2 80052 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 3/20/27 (a)	807
655,011	G2 80059 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.63%, 4/20/27 (a)	676
76,909	G2 8006 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 7/20/22 (a)	78
1,553,217	G2 80074 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.63%, 5/20/27 (a)	1,602
3,006,984	G2 80152 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/28 (a)	3,071
708,913	G2 80154 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/28 (a)	724
1,261,544	G2 80169 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 2/20/28 (a)	1,296
1,838,710	G2 80184 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.63%, 4/20/28 (a)	1,900
82,105	G2 80311 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 8/20/29 (a)	85
1,764,761	G2 80319 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 9/20/29 (a)	1,826
306,324	G2 8041 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 8/20/22 (a)	311

Semi-Annual Report    25

Principal or Shares	Security Description	Value (000)

92,679	G2 80424 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 7/20/30 (a)	$96
241,533	G2 80428 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 7/20/30 (a)	250
494,996	G2 80541 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 9/20/31 (a)	513
370,107	G2 80569 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/32 (a)	380
91,927	G2 80579 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 2/20/32 (a)	94
1,128,551	G2 80637 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 9/20/32 (a)	1,171
3,798,763	G2 80749 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.13%, 10/20/33 (a)	3,945
2,712,359	G2 80795 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.13%, 12/20/33 (a)	2,816
1,130,956	G2 80826 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 2/20/34 (a)	1,163
1,629,783	G2 80835 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 2/20/34 (a)	1,677
267,643	G2 80837 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 2/20/34 (a)	275
297,351	G2 81018 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 8/20/34 (a)	309
9,054	G2 81044 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 8/20/34 (a)	9
50,976	G2 8121 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/23 (a)	51
1,039,216	G2 81214 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/35 (a)	1,070
386,571	G2 81220 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/35 (a)	398
369,543	G2 81278 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 3/20/35 (a)	381
1,548,543	G2 81282 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 3/20/35 (a)	1,594

Principal or Shares	Security Description	Value (000)

135,133	G2 81938 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 7/20/37 (a)	$137
2,675,805	G2 82074 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.63%, 5/20/38 (a)	2,784
1,428,601	G2 82107 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 7/20/38 (a)	1,486
122,222	G2 82151 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 9/20/38 (a)	124
70,791	G2 8228 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 7/20/23 (a)	72
2,928,515	G2 82457 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/40 (a)	3,024
1,454,516	G2 82463 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/40 (a)	1,498
1,274,583	G2 82737 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 2/20/41 (a)	1,298
433,668	G2 83031 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.50%, 1/20/42 (a)	441
166,776	G2 8358 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/24 (a)	170
669,702	G2 8547 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.13%, 11/20/24 (a)	686
89,442	G2 8595 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 2/20/25 (a)	91
30,122	G2 8855 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.13%, 10/20/21 (a)	30
301,638	G2 8968 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 9/20/26 (a)	311
1,009,898	G2 8991 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.13%, 10/20/26 (a)	1,039
1,587,079	G2 AY5138 30YR, 3.25%, 12/20/37	1,587
4,303,193	G2 MA0698 30YR, 3.00%, 1/20/43	4,217
3,901,411	G2 MA1012 30YR, 3.50%, 5/20/43	3,930
3,793,735	G2 MA1089 30YR, 3.00%, 6/20/43	3,719
3,508,562	G2 MA1520 30YR, 3.00%, 12/20/43	3,439
4,489,011	G2 MA2372 30YR, 4.00%, 11/20/44	4,627
4,886,186	G2 MA3173 30YR, 3.50%, 10/20/45	4,903
839,422	G2 MA3454 30YR, 3.50%, 2/20/46	842
4,568,910	G2 MA3597 30YR, 3.50%, 4/20/46	4,583
5,039,299	G2 MA3663 30YR, 3.50%, 5/20/46	5,054
4,135,302	G2 MA3802 30YR, 3.00%, 7/20/46	4,044

26   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,913,859	G2 MA4069 30YR, 3.50%, 11/20/46	$1,919
506,883	G2 MA4127 30YR, 3.50%, 12/20/46	508
2,917,511	G2 MA4321 30YR, 3.50%, 3/20/47	2,925
693,255	GN 366983 30YR, 4.00%, 6/15/41	713
4,736,707	GN 367090 30YR, 4.50%, 7/15/41	5,009
4,924,568	GN 367092 30YR, 4.50%, 7/15/41	5,182
1,769,213	GN 455989 15YR, 5.00%, 7/15/26	1,875
53,840	GN 524825 30YR, 5.47%, 10/15/29	58
38,721	GN 524869 30YR, 5.47%, 1/15/30	42
136,958	GN 524925 30YR, 5.47%, 2/15/30	148
71,291	GN 524968 30YR, 5.47%, 3/15/30	77
53,062	GN 524996 30YR, 5.47%, 5/15/30	57
123,002	GN 525015 30YR, 5.47%, 6/15/30	133
93,468	GN 525033 30YR, 5.47%, 7/15/30	101
256,675	GN 558954 20YR, 5.25%, 5/15/29	276
827,348	GN 558956 30YR, 4.50%, 6/15/29	865
58,210	GN 596009 30YR, 5.75%, 7/15/32	64
75,043	GN 596023 30YR, 5.75%, 7/15/32	82
150,982	GN 596054 30YR, 5.75%, 8/15/32	167
129,554	GN 596071 30YR, 5.75%, 8/15/32	142
92,420	GN 596072 30YR, 5.75%, 7/15/32	102
130,933	GN 596090 30YR, 5.75%, 8/15/32	145
218,408	GN 596135 30YR, 5.75%, 8/15/32	240
116,360	GN 596166 30YR, 5.75%, 8/15/32	128
151,810	GN 596178 30YR, 5.75%, 9/15/32	168
101,661	GN 596225 30YR, 5.75%, 9/15/32	112
25,343	GN 596231 30YR, 5.75%, 9/15/32	28
44,292	GN 596237 30YR, 5.75%, 9/15/32	49
36,739	GN 596312 30YR, 5.75%, 9/15/32	40
57,319	GN 596313 30YR, 5.75%, 9/15/32	63
65,648	GN 596396 30YR, 5.75%, 9/15/32	72
135,927	GN 601699 30YR, 5.70%, 12/15/32	149
277,497	GN 601738 30YR, 5.25%, 1/15/33	296
168,844	GN 601772 30YR, 5.25%, 1/15/33	180
155,373	GN 601774 30YR, 5.25%, 1/15/33	166
109,584	GN 601775 30YR, 5.70%, 1/15/33	120
167,309	GN 601786 30YR, 5.25%, 2/15/33	179
154,694	GN 601791 30YR, 5.25%, 2/15/33	165
107,070	GN 601810 30YR, 5.25%, 2/15/33	114
108,886	GN 601845 30YR, 5.25%, 2/15/33	116
113,513	GN 601858 30YR, 5.70%, 2/15/33	124
643,843	GN 601872 30YR, 5.25%, 3/15/33	698
247,329	GN 601937 30YR, 5.25%, 3/15/33	264
93,223	GN 602002 30YR, 5.25%, 3/15/33	99
85,399	GN 602043 30YR, 5.25%, 4/15/33	91
363,464	GN 605099 30YR, 5.50%, 3/15/34	399
49,260	GN 613272 30YR, 5.25%, 5/15/33	53
83,944	GN 613354 30YR, 5.45%, 7/15/33	91
98,188	GN 613355 30YR, 5.70%, 4/15/33	108
894,546	GN 616826 30YR, 5.50%, 1/15/35	982
2,035,401	GN 710868 30YR, 5.50%, 9/15/39	2,237
631,354	GN 728153 20YR, 5.50%, 10/15/29	689
330,841	GN 728159 20YR, 5.25%, 11/15/29	355
5,154,884	GN 734089 30YR, 4.00%, 12/15/40	5,312
755,303	GN 743362 30YR, 4.75%, 6/15/40	804
39,310	GN 743363 30YR, 4.25%, 5/15/40	41
109,152	GN 743502 30YR, 4.25%, 6/15/40	112
295,984	GN 743503 30YR, 4.75%, 6/15/40	309
122,960	GN 747368 30YR, 4.75%, 7/15/40	128
33,988	GN 747491 30YR, 4.75%, 7/15/40	36

Principal or Shares	Security Description	Value (000)

61,699	GN 747740 30YR, 4.25%, 9/15/40	$64
199,862	GN 747741 30YR, 4.75%, 9/15/40	209
294,388	GN 761040 30YR, 4.25%, 3/15/41	304
68,067	GN 762726 30YR, 4.25%, 3/15/41	70
135,890	GN 763012 30YR, 4.25%, 4/15/41	139
319,844	GN 763216 30YR, 4.25%, 4/15/41	329
59,834	GN 768886 30YR, 4.25%, 6/15/41	62
312,773	GN 781636 30YR, 5.50%, 7/15/33	343
358,631	GN 781810 30YR, 5.50%, 10/15/34	394
12,893	GNR 2000-22 FG, (1 mo. LIBOR USD
	+ 0.200%) 2.13%, 5/16/30 (a)	13
229,457	GNR 2000-9 FG, (1 mo. LIBOR USD
	+ 0.600%) 2.53%, 2/16/30 (a)	232
135,691	GNR 2000-9 FH, (1 mo. LIBOR USD
	+ 0.500%) 2.43%, 2/16/30 (a)	136
197,384	GNR 2001-19 F, (1 mo. LIBOR USD
	+ 0.500%) 2.43%, 5/16/31 (a)	199
7,404	GNR 2001-21 FN, (1 mo. LIBOR USD
	+ 0.200%) 2.13%, 8/16/22 (a)	7
932,101	GNR 2001-22 FG, (1 mo. LIBOR USD
	+ 0.350%) 2.28%, 5/16/31 (a)	936
490,440	GNR 2001-31 FA, (1 mo. LIBOR USD
	+ 0.250%) 2.18%, 6/16/31 (a)	490
436,423	GNR 2001-35 FA, (1 mo. LIBOR USD
	+ 0.250%) 2.18%, 8/16/31 (a)	436
328,109	GNR 2001-59 FA, (1 mo. LIBOR USD
	+ 0.400%) 2.33%, 11/16/24 (a)	329
203,492	GNR 2001-65 FV, (1 mo. LIBOR USD
	+ 0.400%) 2.30%, 2/20/29 (a)	205
271,718	GNR 2002-11 FJ, (1 mo. LIBOR USD
	+ 0.500%) 2.40%, 2/20/32 (a)	274
228,936	GNR 2002-13 FA, (1 mo. LIBOR USD
	+ 0.500%) 2.43%, 2/16/32 (a)	229
664,278	GNR 2002-48 FG, (1 mo. LIBOR USD
	+ 0.300%) 2.23%, 12/16/30 (a)	666
222,440	GNR 2002-48 FT, (1 mo. LIBOR USD
	+ 0.200%) 2.10%, 12/16/26 (a)	223
610,133	GNR 2002-5 FP, (1 mo. LIBOR USD
	+ 0.550%) 2.48%, 1/16/32 (a)	616
389,451	GNR 2002-72 FA, (1 mo. LIBOR USD
	+ 0.400%) 2.30%, 10/20/32 (a)	390
179,148	GNR 2002-72 FB, (1 mo. LIBOR USD
	+ 0.400%) 2.30%, 10/20/32 (a)	180
1,206,353	GNR 2002-72 FE, (1 mo. LIBOR USD
	+ 0.400%) 2.30%, 10/20/32 (a)	1,209
242,067	GNR 2002-76 F, (1 mo. LIBOR USD
	+ 0.200%) 2.13%, 1/16/31 (a)	242
90,824	GNR 2002-76 FY, (1 mo. LIBOR USD
	+ 0.300%) 2.23%, 12/16/26 (a)	91
1,058,189	GNR 2003-71 FC, (1 mo. LIBOR USD
	+ 0.500%) 2.40%, 7/20/33 (a)	1,067
1,152,058	GNR 2003-94 FB, (1 mo. LIBOR USD
	+ 0.300%) 2.23%, 12/16/30 (a)	1,156
1,970,426	GNR 2004-56 F, (1 mo. LIBOR USD
	+ 0.400%) 2.30%, 6/20/33 (a)	1,982

Semi-Annual Report    27

Principal or Shares	Security Description	Value (000)

1,165,334	GNR 2004-59 FH, (1 mo. LIBOR USD
	+ 0.250%) 2.18%, 8/16/34 (a)	$1,166
1,014,312	GNR 2004-86 FG, (1 mo. LIBOR USD
	+ 0.400%) 2.30%, 7/20/34 (a)	1,014
313,913	GNR 2006-47 FA, (1 mo. LIBOR USD
	+ 0.200%) 2.13%, 8/16/36 (a)	313
1,891,530	GNR 2006-60 FK, (1 mo. LIBOR USD
	+ 0.200%) 2.13%, 11/20/36 (a)	1,885
1,470,345	GNR 2007-54 FC, (1 mo. LIBOR USD
	+ 0.260%) 2.16%, 9/20/37 (a)	1,466
548,407	GNR 2007-76 FB, (1 mo. LIBOR USD
	+ 0.500%) 2.40%, 11/20/37 (a)	551
1,701,120	GNR 2008-11 FB, (1 mo. LIBOR USD
	+ 0.600%) 2.50%, 2/20/38 (a)	1,719
1,495,188	GNR 2008-15 CF, (1 mo. LIBOR USD
	+ 0.510%) 2.41%, 2/20/38 (a)	1,503
403,037	GNR 2008-2 FH, (1 mo. LIBOR USD
	+ 0.450%) 2.35%, 1/20/38 (a)	404
1,897,138	GNR 2008-67 UF, (1 mo. LIBOR USD
	+ 0.450%) 2.35%, 6/20/38 (a)	1,911
703,054	GNR 2009-87 FB, (1 mo. LIBOR USD
	+ 0.650%) 2.55%, 9/20/39 (a)	710
1,944,176	GNR 2010-57 WF, (1 mo. LIBOR USD
	+ 0.400%) 2.33%, 3/16/38 (a)	1,948
866,367	GNR 2012-18 AF, (1 mo. LIBOR USD
	+ 0.300%) 2.20%, 2/20/38 (a)	868
1,732,594	GNR 2012-98 FM, (1 mo. LIBOR USD
	+ 0.200%) 2.10%, 12/20/38 (a)	1,735
22,772,527	GNR 2014-79 ST, 0.72%, 7/20/29 (c)	472
1,356,380	GNR 2017-68 AF, (1 mo. LIBOR USD
	+ 0.350%) 2.23%, 5/20/47 (a)	1,359

Total Mortgage Backed (Cost - $281,154)		276,483

Principal or Shares	Security Description	Value (000)
NCUA Guaranteed (0%)
1,025,029	NCUA Guaranteed Notes Trust 2011-R2, (1 mo.
	LIBOR USD + 0.400%) 2.28%, 2/06/20 (a)
	(Cost - $ 1,027)	$1,027

Purchased Call Swaptions (0%)
Total Purchased Call Swaptions (Cost - $ 119)		8

Investment Company (1%)
1,279,863	Payden Cash Reserves Money Market Fund *
	(Cost - $ 1,280)	1,280

Total Investments (Cost - $ 283,580) (146%)		278,798
Liabilities in excess of Other Assets (-46%)		(87,595)

Net Assets (100%)		$191,203

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(b)	Security was purchased on a delayed delivery basis.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
10 Year Interest Rate Swap, 11/13/28, Pay Fixed 2.3000%	Citibank, N.A.	$3,000	11/08/2018	$4	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD
LIBOR
10 Year Interest Rate Swap, 11/29/18, Pay Fixed 2.491%	Barclays Bank PLC	1,000	11/29/2018	3	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD
LIBOR
10 Year Interest Rate Swap, 7/31/28, Pay Fixed 2.1775%	BNP PARIBAS	2,600	07/27/2018	1	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD
LIBOR
Total Swaptions				$8

28   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90-Day Eurodollar Future	230	Dec-18	$55,979	$(245)	$(245)
					(245)
Short Contracts:
90-Day Eurodollar Future	230	Dec-19	(55,792)	315	315
					315
Total Futures					$ 70

See notes to financial statements.

Semi-Annual Report    29

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with no limit on the average portfolio maturity.	Portfolio Composition - percent of investments
	Corporate	34%
	Mortgage Backed	27%
	U.S. Treasury	20%
	Asset Backed	7%
	Foreign Government	6%
	Other	6%

Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (7%)
1,565,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%) 5.16%, 4/22/27 (a)(b)	$1,570
6,020,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%) 3.16%, 1/20/28 (a)(b)	6,021
1,800,000	BlueMountain CLO 2013-4 Ltd. 144A, (3 mo. LIBOR USD + 1.500%) 3.85%, 4/15/25 (a)(b)	1,800
2,900,000	BlueMountain CLO 2014-4 Ltd. 144A, (3 mo. LIBOR USD + 1.350%) 3.33%, 11/30/26 (a)(b)	2,902
1,750,000	Carlyle Global Market Strategies CLO 2016-1 Ltd. 144A, (3 mo. LIBOR USD + 3.300%) 5.66%, 4/20/27 (a)(b)	1,755
2,320,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 1.750%) 3.81%, 6/09/30 (a)(b)	2,326
96,020	Chase Funding Mortgage Loan Asset-Backed Certificates, (1 mo. LIBOR USD + 0.660%) 2.56%, 11/25/32 (a)	96
2,000,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.220%) 3.58%, 7/20/30 (a)(b)	2,009
1,700,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.800%) 4.16%, 7/20/30 (a)(b)	1,706
1,771,425	Colony American Homes 2015-1 144A, (1 mo. LIBOR USD + 1.200%) 3.10%, 7/17/32 (a)(b)	1,773
3,128,196	Colony Starwood Homes 2016-2 Trust 144A, (1
	mo. LIBOR USD + 1.250%)
	3.17%, 12/17/33 (a)(b)	3,155
2,223,200	Domino’s Pizza Master Issuer LLC 144A,
	3.08%, 7/25/47 (b)	2,159
2,153,725	Domino’s Pizza Master Issuer LLC 144A, (3 mo.
	LIBOR USD + 1.250%) 3.61%, 7/25/47 (a)(b)	2,165
1,191,000	Domino’s Pizza Master Issuer LLC 144A,
	4.12%, 7/25/47 (b)	1,182
2,600,000	First Investors Auto Owner Trust 2016-2 144A,
	2.53%, 7/15/22 (b)	2,557
1,980,000	Hyundai Auto Receivables Trust 2016-B,
	2.68%, 9/15/23	1,924
2,550,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD
	+ 1.450%) 3.81%, 4/21/25 (a)(b)	2,553
1,142,756	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	1,203
1,750,000	LCM XXI LP 144A, (3 mo. LIBOR USD
	+ 3.500%) 5.86%, 4/20/28 (a)(b)	1,777
3,350,000	Madison Park Funding XIV Ltd. 144A, (3 mo.
	LIBOR USD + 1.120%) 3.48%, 7/20/26 (a)(b)	3,354
2,150,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD
	+ 1.500%) 3.86%, 7/25/26 (a)(b)	2,152

Principal or Shares	Security Description	Value (000)

1,750,000	Octagon Investment Partners 26 Ltd. 144A, (3
	mo. LIBOR USD + 3.350%)
	5.70%, 4/15/27 (a)(b)	$1,755
2,666,250	Taco Bell Funding LLC 144A,
	3.83%, 5/25/46 (b)	2,682
6,710,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD
	+ 0.890%) 3.24%, 4/15/29 (a)(b)	6,710
527,519	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	529
1,250,000	Westlake Automobile Receivables Trust 2016-2
	144A, 4.10%, 6/15/21 (b)	1,264

Total Asset Backed (Cost - $59,089)		59,079

Bank Loans(c) (4%)
1,982,481	Altice France SA Term Loan B11 1L, (LIBOR
	USD 1-Month + 2.750%) 4.52%, 7/18/25	1,956
2,144,625	Aramark Services Inc. Term Loan B1 1L, (LIBOR
	USD 1-Month + 2.000%) 3.90%, 3/11/25	2,162
1,538,540	B&G Foods Inc. Term Loan B3 1L, (LIBOR USD
	1-Month + 2.000%) 3.90%, 11/02/22	1,549
1,985,000	BWAY Corp. Term Loan B 1L, (LIBOR USD
	1-Month + 3.250%) 5.27%, 4/03/24	1,999
1,442,438	Dole Food Co. Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.750%) 5.10%, 4/06/24	1,451
2,977,444	GOBP Holdings Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 3.500%) 5.80%, 10/21/21	2,998
1,984,876	Golden Nugget Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.750%) 4.65%, 10/04/23	2,004
1,969,740	Harbor Freight Tools USA Inc. Term Loan 1L,
	(LIBOR USD 1-Month + 2.500%)
	4.40%, 8/16/23	1,981
1,309,751	Hilton Worldwide Finance LLC Term Loan B2
	1L, (LIBOR USD 1-Month + 1.750%)
	3.65%, 10/25/23	1,322
1,984,962	Infor U.S. Inc. Term Loan B6 1L, (LIBOR USD
	1-Month + 2.750%) 4.65%, 2/01/22	1,997
1,984,810	MGM Growth Properties Operating Partnership
	LP Term Loan B 1L, (LIBOR USD
	1-Month + 2.000%) 3.90%, 3/25/25	1,998
2,000,000	Sinclair Television Group Inc. Term Loan B 1L,
	(LIBOR USD 3-Month + 2.500%)
	2.50%, 12/12/24	2,013
2,985,000	Trinseo Materials Operating SCA Term Loan 1L,
	(LIBOR USD 1-Month + 2.500%)
	4.40%, 9/06/24	3,011

30   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,950,000	WMG Acquisition Corp. Term Loan E 1L,
	(LIBOR USD 1-Month + 2.250%)
	4.15%, 11/01/23	$2,967
2,000,000	Wyndham Hotels & Resorts Inc. Term Loan B
	1L, (LIBOR USD 1-Month + 1.750%)
	1.75%, 3/29/25	2,018

Total Bank Loans (Cost - $31,382)		31,426

Corporate Bond (37%)
Financial (17%)
1,400,000	ABN AMRO Bank NV, (5 yr. Swap Semi 30/360
	USD + 2.197%) 4.40%, 3/27/28 (a)	1,400
1,945,000	ADCB Finance Cayman Ltd. 144A,
	4.00%, 3/29/23 (b)	1,921
4,170,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 5.00%, 10/01/21	4,335
890,000	Ally Financial Inc., 3.25%, 11/05/18	891
1,450,000	Ares Capital Corp., 3.50%, 2/10/23	1,387
1,650,000	Ares Capital Corp., 3.63%, 1/19/22	1,616
2,800,000	Athene Global Funding 144A, (3 mo. LIBOR
	USD + 1.230%) 3.54%, 7/01/22 (a)(b)	2,856
4,250,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.660%) 2.37%, 7/21/21 (a)	4,170
1,755,000	Bank of America Corp., 7.75%, 5/14/38	2,393
4,450,000	Barclays PLC, 4.38%, 9/11/24	4,349
2,950,000	Blackstone Holdings Finance Co. LLC 144A,
	4.75%, 2/15/23 (b)	3,087
515,000	Block Financial LLC, 4.13%, 10/01/20	522
2,950,000	BPCE SA, (3 mo. LIBOR USD + 0.880%)
	2.86%, 5/31/22 (a)	2,982
3,000,000	Capital One Financial Corp., 3.75%, 3/09/27	2,853
4,750,000	Citigroup Inc., 4.13%, 7/25/28	4,582
1,225,000	Citigroup Inc., 4.45%, 9/29/27	1,220
3,170,000	Citizens Financial Group Inc. 144A,
	4.15%, 9/28/22 (b)	3,188
1,125,000	Compass Bank, 2.75%, 9/29/19	1,119
900,000	Compass Bank, 3.88%, 4/10/25	872
880,000	Credit Suisse Group AG 144A,
	4.28%, 1/09/28 (b)	868
1,200,000	Credit Suisse Group Funding Guernsey Ltd.,
	2.75%, 3/26/20	1,191
2,315,000	First Midwest Bancorp Inc./IL, 5.88%, 9/29/26	2,442
1,600,000	Five Corners Funding Trust 144A,
	4.42%, 11/15/23 (b)	1,655
2,740,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	2,635
2,550,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.235%) 3.59%, 2/15/23 (a)	2,550
1,385,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	1,351
1,330,000	FS Investment Corp., 4.25%, 1/15/20	1,328
2,825,000	General Motors Financial Co. Inc.,
	4.35%, 1/17/27	2,753
1,435,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 1.750%) 4.11%, 10/28/27 (a)	1,507
3,400,000	Goldman Sachs Group Inc./The, (3 mo. LIBOR
	USD + 0.750%) 2.56%, 2/23/23 (a)	3,404
1,700,000	Hospitality Properties Trust, 5.25%, 2/15/26	1,740

Principal or Shares	Security Description	Value (000)

2,985,000	ICBCIL Finance Co. Ltd. 144A,
	2.38%, 5/19/19 (b)	$2,949
4,305,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.730%) 3.56%, 4/23/24 (a)	4,283
3,450,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43 (b)	3,624
2,700,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD
	+ 0.810%) 2.91%, 11/07/23 (a)	2,602
2,350,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.023%) 3.19%, 11/28/23 (a)(b)	2,256
2,750,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.372%) 3.76%, 11/28/28 (a)(b)	2,569
1,500,000	Massachusetts Mutual Life Insurance Co. 144A,
	4.50%, 4/15/65 (b)	1,429
2,755,000	Morgan Stanley, (3 mo. LIBOR USD + 1.220%)
	3.58%, 5/08/24 (a)	2,811
2,200,000	Morgan Stanley, (3 mo. LIBOR USD + 0.847%)
	3.74%, 4/24/24 (a)	2,200
1,500,000	Nationwide Building Society 144A, (USD Swap
	Rate 11:00 am NY 1 + 1.849%)
	4.13%, 10/18/32 (a)(b)	1,409
1,500,000	Nationwide Building Society 144A, (3 mo.
	LIBOR USD + 1.452%) 4.30%, 3/08/29 (a)(b)	1,478
2,000,000	Nationwide Financial Services Inc. 144A,
	5.30%, 11/18/44 (b)	2,148
1,300,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (b)	2,059
2,050,000	Nuveen Finance LLC 144A, 2.95%, 11/01/19 (b)	2,044
1,700,000	Old Republic International Corp.,
	4.88%, 10/01/24	1,772
1,450,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39 (b)	2,281
2,350,000	Prudential Financial Inc., (3 mo. LIBOR USD
	+ 3.920%) 5.63%, 6/15/43 (a)	2,456
2,000,000	Regions Financial Corp., 3.20%, 2/08/21	1,991
2,820,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.480%) 3.50%, 5/15/23 (a)	2,763
1,580,000	Santander Holdings USA Inc., 2.65%, 4/17/20	1,562
1,170,000	Santander UK Group Holdings PLC,
	3.57%, 1/10/23	1,147
867,000	Scentre Group Trust 1/Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (b)	857
835,000	Senior Housing Properties Trust,
	4.75%, 5/01/24	835
1,045,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	1,084
95,000	Sirius International Group Ltd. 144A,
	4.60%, 11/01/26 (b)	89
2,740,000	SLM Corp., 5.13%, 4/05/22	2,774
2,432,000	Sumitomo Mitsui Financial Group Inc., (3 mo.
	LIBOR USD + 0.970%) 3.31%, 1/11/22 (a)	2,466
1,600,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	1,577
1,560,000	Synchrony Bank, 3.00%, 6/15/22	1,502
1,650,000	Synchrony Financial, 2.70%, 2/03/20	1,630
227,000	Teachers Insurance & Annuity Association of
	America 144A, 6.85%, 12/16/39 (b)	303
2,995,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	4,106

Semi-Annual Report    31

Principal or Shares	Security Description	Value (000)

3,140,000	VEREIT Operating Partnership LP,
	3.00%, 2/06/19	$3,141
2,750,000	Wells Fargo & Co., 5.38%, 11/02/43	2,959
3,750,000	Westpac Banking Corp., (USD Swap Rate 11:00
	am NY 1 + 2.236%) 4.32%, 11/23/31 (a)	3,679

		144,002

Industrial (14%)
1,450,000	1011778 BC ULC/New Red Finance Inc. 144A,
	5.00%, 10/15/25 (b)	1,402
1,700,000	Amgen Inc., 5.65%, 6/15/42	1,965
1,320,000	Anglo American Capital PLC 144A,
	4.75%, 4/10/27 (b)	1,321
2,400,000	Anheuser-Busch InBev Worldwide Inc.,
	4.60%, 4/15/48	2,389
3,100,000	AT&T Inc., 4.90%, 8/14/37	3,143
3,995,000	Bacardi Ltd. 144A, 4.70%, 5/15/28 (b)	3,982
1,450,000	BAT Capital Corp. 144A, 3.22%, 8/15/24 (b)	1,380
1,325,000	Becton Dickinson and Co., 3.36%, 6/06/24	1,277
3,500,000	BMW U.S. Capital LLC 144A,
	3.10%, 4/12/21 (b)	3,492
2,710,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	2,757
2,640,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	2,732
1,550,000	CVS Health Corp., 3.70%, 3/09/23	1,543
1,600,000	CVS Health Corp., 4.78%, 3/25/38	1,587
1,250,000	CVS Health Corp., 5.05%, 3/25/48	1,275
3,270,000	Daimler Finance North America LLC 144A, (3
	mo. LIBOR USD + 0.840%)
	3.20%, 5/04/23 (a)(b)	3,270
700,000	DaVita Inc., 5.13%, 7/15/24	679
1,590,000	Dell International LLC/EMC Corp. 144A,
	5.45%, 6/15/23 (b)	1,674
815,000	Delta Air Lines Inc., 2.88%, 3/13/20	811
1,560,000	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp. 144A, 6.02%, 6/15/26 (b)	1,657
1,695,000	Dignity Health, 3.13%, 11/01/22	1,668
1,165,000	Dignity Health, 4.50%, 11/01/42	1,108
2,100,000	Dollar Tree Inc., 3.70%, 5/15/23	2,087
2,217,000	Dow Chemical Co., 9.40%, 5/15/39	3,485
3,350,000	Express Scripts Holding Co., 3.05%, 11/30/22	3,236
1,600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	1,528
1,320,000	General Mills Inc., (3 mo. LIBOR USD
	+ 1.010%) 3.36%, 10/17/23 (a)	1,336
850,000	General Motors Financial Co. Inc.,
	3.70%, 5/09/23	838
2,500,000	Harris Corp., 2.70%, 4/27/20	2,480
2,040,000	HCA Inc., 5.88%, 5/01/23	2,132
2,415,000	Kennametal Inc., 2.65%, 11/01/19	2,394
1,546,957	Latam Airlines 2015-1 Pass-Through Trust A,
	4.20%, 11/15/27	1,485
3,000,000	Lennar Corp. 144A, 4.75%, 11/29/27 (b)	2,842
2,260,000	LifePoint Health Inc., 5.50%, 12/01/21	2,274
1,515,000	Marathon Oil Corp., 6.60%, 10/01/37	1,840
2,340,000	Mondelez International Holdings Netherlands
	BV 144A, 2.00%, 10/28/21 (b)	2,230
2,805,000	Mylan NV, 3.95%, 6/15/26	2,670
1,045,000	North Shore Long Island Jewish Health Care
	Inc., 6.15%, 11/01/43	1,293

Principal or Shares	Security Description	Value (000)

1,500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	$1,449
3,015,000	Orange SA, 9.00%, 3/01/31	4,318
1,001,000	Perrigo Finance PLC, 3.50%, 12/15/21	991
346,537	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC/Reynolds Group Issuer Lu,
	6.88%, 2/15/21	352
1,600,000	Sabre GLBL Inc. 144A, 5.38%, 4/15/23 (b)	1,624
425,000	Seagate HDD Cayman, 4.88%, 3/01/24	416
1,485,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	1,426
4,060,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	3,939
5,270,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (b)	5,230
1,475,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	1,332
2,355,000	Teva Pharmaceutical Finance Netherlands III BV,
	3.15%, 10/01/26	1,880
650,000	Time Warner Inc., 2.95%, 7/15/26	598
2,100,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	2,108
1,195,000	Tribune Media Co., 5.88%, 7/15/22	1,216
710,000	United Rentals North America Inc.,
	5.75%, 11/15/24	736
5,980,000	Verizon Communications Inc., 2.63%, 8/15/26	5,378
1,843,000	WestRock MWV LLC, 7.95%, 2/15/31	2,454
1,010,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	1,049

		111,758

Utility (6%)
535,673	Alliance Pipeline LP/United States 144A,
	7.00%, 12/31/19 (b)	545
990,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	967
1,100,000	Celeo Redes Operacion Chile SA 144A,
	5.20%, 6/22/47 (b)	1,107
2,480,000	Cenovus Energy Inc., 6.75%, 11/15/39	2,827
1,170,000	Colorado Interstate Gas Co. LLC/Colorado
	Interstate Issuing Corp. 144A,
	4.15%, 8/15/26 (b)	1,134
2,000,000	Continental Resources Inc./OK 144A,
	4.38%, 1/15/28 (b)	1,971
3,100,000	Edison International, 4.13%, 3/15/28	3,085
1,910,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	2,468
2,055,000	Encana Corp., 3.90%, 11/15/21	2,071
2,200,000	Encana Corp., 6.63%, 8/15/37	2,685
2,600,000	Enel Finance International NV 144A,
	3.63%, 5/25/27 (b)	2,460
2,700,000	Energy Transfer Partners LP, 6.50%, 2/01/42	2,867
3,115,000	EnLink Midstream Partners LP, 5.60%, 4/01/44	3,051
1,500,000	EnLink Midstream Partners LP, (3 mo. LIBOR
	USD + 4.110%) 6.00%, (a)(d)	1,411
2,400,000	Entergy Louisiana LLC, 5.00%, 7/15/44	2,439
1,359,291	Fermaca Enterprises S de RL de CV 144A,
	6.38%, 3/30/38 (b)	1,458
1,300,000	Hess Corp., 5.60%, 2/15/41	1,318
2,000,000	Hess Corp., 7.30%, 8/15/31	2,385
2,100,000	Kinder Morgan Inc./DE, 5.30%, 12/01/34	2,131
1,750,000	Nabors Industries Inc., 4.63%, 9/15/21	1,719
2,000,000	ONEOK Partners LP, 6.65%, 10/01/36	2,385

32   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,600,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	$2,809
4,800,000	Sinopec Group Overseas Development 2016 Ltd.
	144A, 2.00%, 9/29/21 (b)	4,574

		49,867

Total Corporate Bond (Cost - $308,571)		305,627

Foreign Government (7%)
2,200,000	Argentine Republic Government International
	Bond, 4.63%, 1/11/23	2,105
1,000,000	Argentine Republic Government International
	Bond, 5.88%, 1/11/28	918
2,790,000	Brazilian Government International Bond,
	2.63%, 1/05/23	2,631
1,960,000	Colombia Government International Bond,
	3.88%, 4/25/27	1,894
1,200,000	Colombia Government International Bond,
	5.00%, 6/15/45	1,191
1,800,000	Egypt Government International Bond 144A,
	4.75%, 4/16/26 EUR (b)(e)	2,171
7,300,000	France Government Bond OAT, 3.25%, 5/25/45
	EUR (e)	12,134
2,100,000	Honduras Government International Bond 144A,
	8.75%, 12/16/20 (b)	2,301
1,470,000	Indonesia Government International Bond 144A,
	3.75%, 4/25/22 (b)	1,468
1,940,000	Indonesia Government International Bond 144A,
	3.75%, 6/14/28 EUR (b)(e)	2,674
2,515,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (b)	2,559
4,050,000	Mexico Government International Bond,
	4.15%, 3/28/27	4,003
1,250,000	Oman Government International Bond 144A,
	5.63%, 1/17/28 (b)	1,196
1,610,000	Perusahaan Penerbit SBSN Indonesia III 144A,
	4.15%, 3/29/27 (b)	1,570
3,005,000	Peruvian Government International Bond,
	4.13%, 8/25/27 (f)	3,095
2,180,000	Provincia de Buenos Aires/Argentina 144A,
	5.75%, 6/15/19 (b)	2,219
2,000,000	Republic of Armenia International Bond 144A,
	6.00%, 9/30/20 (b)	2,048
2,800,000	Romanian Government International Bond
	144A, 4.38%, 8/22/23 (b)	2,847
2,340,000	Saudi Government International Bond 144A,
	3.25%, 10/26/26 (b)	2,164
1,800,000	Senegal Government International Bond 144A,
	6.75%, 3/13/48 (b)	1,703
854,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	954
2,000,000	Sri Lanka Government International Bond 144A,
	5.88%, 7/25/22 (b)	2,021
2,000,000	Turkey Government International Bond,
	5.63%, 3/30/21	2,065

Total Foreign Government (Cost - $58,030)		57,931

Mortgage Backed (30%)
980,247	CSMC Trust 2013-IVR3 144A,
	1.55%, 5/25/43 (b)(g)	947

Principal or Shares	Security Description	Value (000)

3,183,153	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.550%) 2.45%, 1/25/30 (a)	$3,184
4,738,998	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.600%) 2.50%, 7/25/30 (a)	4,734
2,513,877	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.950%)
	2.85%, 10/25/29 (a)	2,529
3,337,594	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.300%) 3.20%, 4/25/29 (a)	3,368
1,940,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.200%) 4.10%, 8/25/30 (a)	1,966
1,500,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 3.550%) 5.45%, 7/25/29 (a)	1,642
895,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.250%) 6.15%, 1/25/29 (a)	1,020
1,050,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.450%) 6.35%, 1/25/29 (a)	1,182
1,334,424	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.700%) 7.60%, 4/25/28 (a)	1,554
1,500,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 6.000%) 7.90%, 9/25/28 (a)	1,796
1,749,324	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 10.250%)
	12.15%, 1/25/29 (a)	2,381
499,866	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 10.750%)
	12.65%, 1/25/29 (a)	659
1,698,492	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 12.250%)
	14.15%, 9/25/28 (a)	2,539
4,378,274	Fannie Mae Grantor Trust 2017-T1,
	2.90%, 6/25/27	4,148
4,394,150	FH 2B5447 ARM, (12 mo. LIBOR USD
	+ 1.620%) 2.74%, 7/01/46 (a)	4,372
13,090,000	FHLMC Multifamily Structured Pass-Through
	Certificates, 3.06%, 8/25/24 (g)	13,012
2,420,000	FN, 2.50%, 15YR TBA (h)	2,354
6,900,000	FN, 3.00%, 15YR TBA (h)	6,845
5,440,000	FN, 3.00%, 30YR TBA (h)	5,247
11,630,000	FN, 3.50%, 30YR TBA (h)	11,547
7,240,000	FN, 4.00%, 30YR TBA (h)	7,375
11,670,000	FN, 4.50%, 30YR TBA (h)	12,158
2,066,987	FN 254766 30YR, 5.00%, 6/01/33	2,221
270,656	FN 725027 30YR, 5.00%, 11/01/33	292
1,974,147	FN 725423 30YR, 5.50%, 5/01/34	2,167
1,311,674	FN 725424 30YR, 5.50%, 4/01/34	1,440
442,931	FN 725425 30YR, 5.50%, 4/01/34	486
3,281,029	FN 745418 30YR, 5.50%, 4/01/36	3,594
2,529,321	FN 995203 30YR, 5.00%, 7/01/35	2,717
1,799,127	FN AJ7689 30YR, 4.00%, 12/01/41	1,847
4,326,009	FN AL2221 15YR, 3.00%, 7/01/27	4,319
1,694,386	FN AL2521 30YR, 3.50%, 9/01/42	1,695
9,482,573	FN AL9373 15YR, 2.50%, 10/01/31	9,235
7,857,625	FN AS4168 30YR, 4.00%, 12/01/44	8,024
9,167,025	FN AS7170 30YR, 3.50%, 5/01/46	9,117
7,188,908	FN AS7253 30YR, 4.50%, 5/01/46	7,498
6,853,642	FN AS8807 30YR, 3.50%, 2/01/47	6,816
3,065,061	FN AX3596 15YR, 3.00%, 7/01/27	3,060

Semi-Annual Report    33

Principal or Shares	Security Description	Value (000)

5,276,045	FN BE9567 30YR, 3.50%, 4/01/47	$5,247
2,683,598	FN AS4885 AS4885 30yr, 3.50%, 5/01/45	2,672
5,265,100	Freddie Mac Gold Pool Q12837 30YR,
	3.00%, 11/01/42	5,126
5,238,076	Freddie Mac Multifamily Structured
	Pass-Through Certificates, 2.95%, 2/25/27	5,179
4,637,705	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 1.200%)
	3.10%, 10/25/29 (a)	4,691
2,300,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 1.300%)
	3.20%, 4/25/29 (a)	2,336
1,740,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 2.300%)
	4.20%, 9/25/30 (a)	1,768
1,200,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.600%)
	6.50%, 12/25/42 (a)	1,273
1,249,048	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 10.000%)
	11.90%, 7/25/29 (a)	1,303
1,697,185	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 11.250%)
	13.15%, 12/25/28 (a)	2,403
13,660,000	G2, 3.00%, 30YR TBA (h)	13,316
5,990,000	G2, 3.50%, 30YR TBA (h)	5,998
9,190,000	G2, 4.00%, 30YR TBA (h)	9,400
146,912	G2 5140 30YR, 4.50%, 8/20/41	154
1,583,755	G2 5175 30YR, 4.50%, 9/20/41	1,664
1,705,843	G2 5258 30YR, 3.50%, 12/20/41	1,718
3,870,766	G2 MA3663 30YR, 3.50%, 5/20/46	3,882
2,008,297	GN 784182 30YR, 4.50%, 8/15/46	2,130
1,536,559	GN AA5452 30YR, 3.50%, 7/15/42	1,548
79,511	HarborView Mortgage Loan Trust 2004-10,
	3.71%, 1/19/35 (g)	80
244,561	JP Morgan Mortgage Trust 2006-S2,
	6.00%, 7/25/36	220
2,171,915	JP Morgan Mortgage Trust 2014-2 144A,
	3.00%, 6/25/29 (b)(g)	2,154
35,657	Landmark Mortgage Securities PLC, (3 mo.
	LIBOR GBP + 0.220%) 0.83%, 6/17/38
	GBP (a)(e)	48
27,421	Morgan Stanley Mortgage Loan Trust,
	3.34%, 7/25/34 (g)	28
628,577	Nationstar Mortgage Loan Trust 2013-A 144A,
	3.75%, 12/25/52 (b)(g)	635
1,059,491	New Residential Mortgage Loan Trust 2014-3
	144A, 3.75%, 11/25/54 (b)(g)	1,061
2,117,382	New Residential Mortgage Loan Trust 2017-2
	144A, 4.00%, 3/25/57 (b)(g)	2,147
291,653	Prime Mortgage Trust, 5.00%, 10/25/35	294
1,546,142	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	1,364
42,270	Sequoia Mortgage Trust 10, (1 mo. LIBOR USD
	+ 0.800%) 2.70%, 10/20/27 (a)	41

Principal or Shares	Security Description	Value (000)

1,126	Structured Asset Mortgage Investments Trust
	2003-CL1, 3.93%, 7/25/32 (g)	$1
595,010	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY7 Trust, 3.18%, 7/25/37 (g)	498
3,360,000	Wells Fargo Commercial Mortgage Trust
	2015-Lc22, 3.84%, 9/15/58	3,406

Total Mortgage Backed (Cost - $247,333)		244,872

Municipal (2%)
2,425,000	California Pollution Control Financing Authority
	144A, 5.00%, 11/21/45 (b)	2,433
2,600,000	City of Portland OR, 7.70%, 6/01/22	2,954
770,000	State Board of Administration Finance Corp.,
	3.00%, 7/01/20	772
4,000,000	State of California, 3.38%, 4/01/25	4,004
1,495,000	State of California, 7.55%, 4/01/39	2,235
1,000,000	State of Washington, 1.70%, 7/01/20	973
365,000	University of California, 3.26%, 5/15/24	363

Total Municipal (Cost - $13,128)		13,734

U.S. Treasury (22%)
2,970,000	U.S. Treasury Bill, 1.64%, 6/14/18 (i)	2,964
5,510,000	U.S. Treasury Bond, 2.75%, 11/15/47	5,142
4,770,000	U.S. Treasury Bond, 3.00%, 2/15/48	4,683
12,310,000	U.S. Treasury Note, 1.63%, 8/31/22	11,748
30,910,000	U.S. Treasury Note, 1.63%, 5/15/26	28,041
6,800,000	U.S. Treasury Note, 1.88%, 12/31/19	6,738
27,605,000	U.S. Treasury Note, 2.00%, 11/30/22	26,701
11,040,000	U.S. Treasury Note, 2.13%, 12/31/22	10,728
4,720,000	U.S. Treasury Note, 2.25%, 11/15/27	4,451
30,095,000	U.S. Treasury Note, 2.50%, 3/31/23	29,700
12,000,000	U.S. Treasury Note, 2.63%, 3/31/25	11,795
7,160,000	U.S. Treasury Note, 2.75%, 2/15/28	7,049
1,140,000	U.S. Treasury Note, 2.75%, 8/15/47	1,064
25,760,000	U.S. Treasury Note, 3.00%, 5/15/47 (j)	25,292

Total U.S. Treasury (Cost - $181,255)		176,096

Preferred Stock (0%)
780	Wells Fargo & Co., 7.50%
	(Cost - $1,004)	999

Investment Company (0%)
3,424,911	Payden Cash Reserves Money Market Fund *
	(Cost - $3,425)	3,425

Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $304)		123

Total Investments, Before Options Written
(Cost - $903,521) (109%)		893,312

Written Swaptions (0%)
Total Written Swaptions (Cost - $(304))		(150)

Total Investments (Cost - $903,217) (109%)		893,162
Liabilities in excess of Other Assets (-9%)		(77,273)

Net Assets (100%)		$815,889

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

34   Payden Mutual Funds

(d)	Perpetual security with no stated maturity date.
(e)	Principal in foreign currency.
(f)	All or a portion of these securities are on loan. At April 30, 2018, the total market value of the Fund’s securities on loan is $860 and the total market value of the collateral held by the Fund is $885. Amounts in 000s.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(h)	Security was purchased on a delayed delivery basis.
(i)	Yield to maturity at time of purchase.
(j)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Swaptions 0.0%
2 Year Interest Rate Swap, 9/24/18, Pay Fixed 2.7385%	BNP PARIBAS	$104,300	09/24/2018	$123	CALL
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR
Total Swaptions				$123

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Swaptions 0.0%
5 Year Interest Rate Swap, 9/24/18, Pay Fixed 2.7825%	BNP PARIBAS	$43,300	09/24/2018	$(150)	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$(150)

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CAD 7,912	USD 6,145	Citibank, N.A.	06/26/2018	$ 26
COP 5,785,000	USD 2,036	State Street Bank & Trust Co.	05/11/2018	23
USD 15,640	EUR 12,702	Citibank, N.A.	05/08/2018	292
USD 2,225	EUR 1,800	Citibank, N.A.	05/08/2018	50
USD 6,295	CAD 7,912	Citibank, N.A.	06/26/2018	124
USD 6,127	NZD 8,497	Citibank, N.A.	06/26/2018	149
USD 6,085	NOK 47,637	HSBC Bank USA, N.A.	05/15/2018	144
USD 9,209	EUR 7,481	HSBC Bank USA, N.A.	07/27/2018	113
USD 2,080	COP 5,785,000	State Street Bank & Trust Co.	05/11/2018	21
USD 1,923	BRL 6,698	State Street Bank & Trust Co.	05/16/2018	14
				956
Liabilities:
BRL 6,698	USD 2,016	State Street Bank & Trust Co.	05/16/2018	(107)
CAD 7,690	USD 6,083	HSBC Bank USA, N.A.	05/15/2018	(91)
IDR 112,483,000	USD 8,114	Barclays Bank PLC	07/24/2018	(106)

Semi-Annual Report    35

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
JPY 1,950,900	USD 18,470	State Street Bank & Trust Co.	06/14/2018	(569)
MYR 15,733	USD 4,065	Barclays Bank PLC	05/30/2018	(59)
NOK 47,637	USD 6,140	HSBC Bank USA, N.A.	05/15/2018	(199)
NOK 72,298	USD 9,182	HSBC Bank USA, N.A.	07/27/2018	(141)
NZD 8,497	USD 6,216	Citibank, N.A.	06/26/2018	(239)
RUB 126,740	USD 2,039	HSBC Bank USA, N.A.	05/17/2018	(30)
USD 5,987	CAD 7,690	HSBC Bank USA, N.A.	05/15/2018	(4)
ZAR 24,500	USD 2,020	HSBC Bank USA, N.A.	05/11/2018	(57)
				(1,602)
Net Unrealized Appreciation (Depreciation)				$ (646)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	115	Jun-18	$16,542	$196	$196
					196
Short Contracts:
Euro-Bund Future	121	Jun-18	(23,195)	(230)	(230)
Euro-Oat Future	146	Jun-18	(27,118)	(349)	(349)
U.S. 10 Year Ultra Future	193	Jun-18	(24,683)	(89)	(89)
U.S. Treasury 10 Year Note Future	57	Jun-18	(6,819)	11	11
					(657)
Total Futures					$(461)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$860
Non-cash Collateral[2]	(860)
Net Amount	$ —

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

36   Payden Mutual Funds

The Fund seeks a high level of total return that is
consistent with the preservation of capital by generally
investing 80% of its assets in investment grade
corporate bonds with no limit on the average portfolio
maturity.

Portfolio Composition - percent of investments
Financial	47%
Energy	18%
Consumer Non-Cyclical	9%
Utility	6%
Consumer Cyclical	5%
Other	15%

Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
1,000,000	Madison Park Funding XIV Ltd. 144A, (3 mo.
	LIBOR USD + 3.250%) 5.61%, 7/20/26 (a)(b)	$1,004
839,375	Taco Bell Funding LLC 144A,
	3.83%, 5/25/46 (b)	844

Total Asset Backed (Cost - $1,860)		1,848

Corporate Bond (95%)
Basic Industry (3%)
650,000	Aviation Capital Group LLC 144A,
	2.88%, 1/20/22 (b)	632
1,120,000	Aviation Capital Group LLC 144A,
	3.88%, 5/01/23 (b)	1,118
465,000	DAE Funding LLC 144A, 4.50%, 8/01/22 (b)	449
605,000	Dow Chemical Co., 9.40%, 5/15/39	951
450,000	Keysight Technologies Inc., 3.30%, 10/30/19	449
1,485,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	1,441
1,245,000	WestRock MWV LLC, 7.95%, 2/15/31	1,658

		6,698

Communications (4%)
475,000	21st Century Fox America Inc., 9.50%, 7/15/24	609
970,000	AT&T Inc., 3.60%, 2/17/23	966
1,900,000	AT&T Inc., 4.90%, 8/14/37	1,926
1,105,000	Baidu Inc., 3.63%, 7/06/27	1,042
720,000	Charter Communications Operating LLC /
	Charter Communications Operating Capital,
	5.38%, 5/01/47	680
400,000	Orange SA, 9.00%, 3/01/31	573
341,250	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II
	LLC/Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	341
1,000,000	Verizon Communications Inc., 4.40%, 11/01/34	971
280,000	Verizon Communications Inc., 4.86%, 8/21/46	275
840,000	Verizon Communications Inc., 5.25%, 3/16/37	880

		8,263

Consumer Cyclical (5%)
800,000	Air Canada 2013-1 Class C Pass-Through Trust
	144A, 6.63%, 5/15/18 (b)	803
831,955	Continental Airlines 2007-1 Class B
	Pass-Through Trust, 6.90%, 4/19/22	868
830,000	Dollar Tree Inc., (3 mo. LIBOR USD + 0.700%)
	3.06%, 4/17/20 (a)	832
730,000	Ford Motor Co., 7.45%, 7/16/31	866
1,020,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	981
600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	573
400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	390

Principal or Shares	Security Description	Value (000)
1,200,000	General Motors Co., 6.75%, 4/01/46	$1,364
500,000	General Motors Financial Co. Inc.,
	3.20%, 7/13/20	499
475,000	General Motors Financial Co. Inc.,
	3.70%, 5/09/23	468
760,000	General Motors Financial Co. Inc.,
	4.35%, 1/17/27	741
1,171,000	ZF North America Capital Inc. 144A,
	4.50%, 4/29/22 (b)	1,199

		9,584

Consumer Non-Cyclical (10%)
600,000	Amgen Inc., 5.65%, 6/15/42	694
904,000	Anheuser-Busch InBev Worldwide Inc.,
	8.20%, 1/15/39	1,323
1,260,000	Bacardi Ltd. 144A, 4.70%, 5/15/28 (b)	1,256
985,000	Bacardi Ltd. 144A, 5.30%, 5/15/48 (b)	976
135,000	Block Financial LLC, 4.13%, 10/01/20	137
700,000	Blue Cross & Blue Shield of Minnesota 144A,
	3.79%, 5/01/25 (b)	681
625,000	Centene Corp., 6.13%, 2/15/24	656
715,000	CVS Health Corp., 4.78%, 3/25/38	709
725,000	CVS Health Corp., 5.05%, 3/25/48	739
110,000	Dignity Health, 3.13%, 11/01/22	108
740,000	Dignity Health, 4.50%, 11/01/42	704
2,150,000	Express Scripts Holding Co., 3.05%, 11/30/22	2,077
1,240,000	General Mills Inc., 3.70%, 10/17/23	1,238
570,000	Mylan NV, 3.95%, 6/15/26	543
1,050,000	Mylan NV, 5.25%, 6/15/46	1,025
1,250,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,208
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	217
945,000	Pfizer Inc., 7.20%, 3/15/39	1,334
640,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	614
2,000,000	Teva Pharmaceutical Finance Co. LLC,
	6.15%, 2/01/36 (c)	1,884
420,000	Teva Pharmaceutical Finance Netherlands III BV,
	4.10%, 10/01/46	312
850,000	Teva Pharmaceutical Finance Netherlands III BV
	144A, 6.00%, 4/15/24 (b)(c)	826

		19,261

Energy (18%)
271,158	Alliance Pipeline LP/United States 144A,
	7.00%, 12/31/19 (b)	276
430,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	420
700,000	Buckeye Partners LP, 5.85%, 11/15/43	724
1,405,000	Cenovus Energy Inc., 6.75%, 11/15/39	1,601
1,400,000	Chesapeake Energy Corp., 5.75%, 3/15/23 (c)	1,299

Semi-Annual Report    37

Principal or Shares	Security Description	Value (000)

960,000	Colorado Interstate Gas Co. LLC/Colorado
	Interstate Issuing Corp. 144A,
	4.15%, 8/15/26 (b)	$930
475,000	Diamond Offshore Drilling Inc.,
	7.88%, 8/15/25 (c)	489
835,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	1,079
350,000	Enbridge Energy Partners LP, 7.50%, 4/15/38	448
985,000	Encana Corp., 7.38%, 11/01/31	1,228
1,200,000	Energy Transfer Equity LP, 4.25%, 3/15/23	1,161
1,000,000	Energy Transfer Partners LP, 4.15%, 10/01/20	1,014
550,000	Energy Transfer Partners LP, 6.50%, 2/01/42	584
1,365,000	EnLink Midstream Partners LP, 5.60%, 4/01/44	1,337
1,500,000	EnLink Midstream Partners LP, (3 mo. LIBOR
	USD + 4.110%) 6.00%, (a)(d)	1,411
1,000,000	Ensco PLC, 7.75%, 2/01/26	946
650,000	Gulf South Pipeline Co. LP, 4.00%, 6/15/22	649
850,000	Hess Corp., 5.60%, 2/15/41	862
1,000,000	Hess Corp., 7.30%, 8/15/31	1,192
750,000	Kinder Morgan Energy Partners LP,
	6.55%, 9/15/40	829
800,000	Kinder Morgan Inc./DE, (3 mo. LIBOR USD
	+ 1.280%) 3.63%, 1/15/23 (a)	814
250,000	Kinder Morgan Inc./DE 144A,
	5.00%, 2/15/21 (b)	259
1,200,000	Nabors Industries Inc., 4.63%, 9/15/21	1,179
1,650,000	Nabors Industries Inc., 5.50%, 1/15/23 (c)	1,624
375,000	Noble Holding International Ltd.,
	7.75%, 1/15/24 (c)	353
1,065,000	Oasis Petroleum Inc., 6.88%, 1/15/23	1,097
275,000	ONEOK Inc., 4.25%, 2/01/22	280
800,000	ONEOK Partners LP, 6.65%, 10/01/36	954
1,200,000	Petro-Canada, 7.88%, 6/15/26	1,481
547,200	Ras Laffan Liquefied Natural Gas Co. Ltd. II
	144A, 5.30%, 9/30/20 (b)	561
400,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	420
450,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	484
810,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	875
895,000	SemGroup Corp. / Rose Rock Finance Corp.,
	5.63%, 11/15/23	848
900,000	Sunoco Logistics Partners Operations LP,
	5.40%, 10/01/47	853
2,000,000	Transocean Inc., 7.50%, 4/15/31 (c)	1,860
965,000	Western Gas Partners LP, 5.45%, 4/01/44	959
700,000	Williams Cos. Inc., 3.70%, 1/15/23	681
1,800,000	Williams Cos. Inc., 7.88%, 9/01/21	2,007

		36,068

Financial (48%)
1,000,000	ABN AMRO Bank NV, (5 yr. Swap Semi 30/360
	USD + 2.400%) 4.40%, 3/27/28	1,000
975,000	ADCB Finance Cayman Ltd. 144A,
	4.00%, 3/29/23 (b)	963
800,000	American Financial Group Inc./OH,
	4.50%, 6/15/47	778
700,000	Aon Corp., 6.25%, 9/30/40	847
575,000	Aon PLC, 4.75%, 5/15/45	585
1,000,000	Ares Capital Corp., 3.50%, 2/10/23	957
875,000	Ares Capital Corp., 3.63%, 1/19/22	857

Principal or Shares	Security Description	Value (000)

500,000	Ares Capital Corp., 4.88%, 11/30/18	$505
1,700,000	Athene Global Funding 144A, (3 mo. LIBOR
	USD + 1.230%) 3.54%, 7/01/22 (a)(b)	1,734
1,200,000	Australia & New Zealand Banking Group Ltd.
	144A, 4.40%, 5/19/26 (b)	1,192
810,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (b)	814
950,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.780%) 3.55%, 3/05/24 (a)	944
880,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 1.512%) 3.71%, 4/24/28 (a)	847
1,950,000	Bank of America Corp., 7.75%, 5/14/38	2,659
1,100,000	Bank of Montreal, (3 mo. LIBOR USD
	+ 0.460%) 2.80%, 4/13/21 (a)	1,105
1,500,000	Bank of Nova Scotia, (3 mo. LIBOR USD
	+ 2.648%) 4.65%, (a)(d)	1,415
1,300,000	Barclays PLC, 4.38%, 9/11/24	1,270
1,300,000	Barclays PLC, 4.84%, 5/09/28	1,265
880,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	856
930,000	BNP Paribas SA 144A, 4.38%, 9/28/25 (b)	925
2,100,000	BNZ International Funding Ltd./London 144A,
	3.38%, 3/01/23 (b)	2,069
650,000	BPCE SA 144A, 3.00%, 5/22/22 (b)	633
1,300,000	BPCE SA 144A, 5.15%, 7/21/24 (b)	1,346
975,000	Brookfield Finance Inc., 4.70%, 9/20/47	938
1,000,000	Capital One Financial Corp., 3.75%, 7/28/26	938
875,000	Capital One Financial Corp., 3.75%, 3/09/27	832
585,000	Capital One NA, (3 mo. LIBOR USD + 1.150%)
	3.51%, 1/30/23 (a)	592
750,000	Carlyle Holdings Finance LLC 144A,
	3.88%, 2/01/23 (b)	748
425,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%)
	2.88%, 7/24/23 (a)	411
1,850,000	Citigroup Inc., 4.13%, 7/25/28	1,785
1,265,000	Citigroup Inc., 4.45%, 9/29/27	1,259
210,000	Citizens Financial Group Inc. 144A,
	4.15%, 9/28/22 (b)	211
1,400,000	Commonwealth Bank of Australia 144A,
	4.50%, 12/09/25 (b)	1,405
1,320,000	Compass Bank, 2.88%, 6/29/22	1,272
1,250,000	Cooperatieve Rabobank UA, 3.95%, 11/09/22	1,249
1,850,000	Credit Agricole SA/London 144A, (3 mo. LIBOR
	USD + 1.020%) 3.38%, 4/24/23 (a)(b)	1,863
1,250,000	Credit Suisse Group AG 144A, (3 mo. LIBOR
	USD + 1.410%) 3.87%, 1/12/29 (a)(b)	1,190
405,000	Credit Suisse Group AG 144A,
	4.28%, 1/09/28 (b)	399
500,000	Credit Suisse Group Funding Guernsey Ltd.,
	3.80%, 9/15/22	500
1,050,000	Enstar Group Ltd., 4.50%, 3/10/22	1,048
1,030,000	First Midwest Bancorp Inc./IL, 5.88%, 9/29/26	1,087
1,400,000	Five Corners Funding Trust 144A,
	4.42%, 11/15/23 (b)	1,448
640,000	FS Investment Corp., 4.25%, 1/15/20	639
600,000	Goldman Sachs Group Inc., 2.63%, 4/25/21	588
600,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 1.750%) 4.11%, 10/28/27 (a)	630

38   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,150,000	Goldman Sachs Group Inc., 6.75%, 10/01/37	$1,398
1,185,000	ICBCIL Finance Co. Ltd. 144A,
	2.38%, 5/19/19 (b)	1,171
1,000,000	International Lease Finance Corp.,
	4.63%, 4/15/21	1,026
2,100,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.730%) 3.56%, 4/23/24 (a)	2,089
900,000	Kimco Realty Corp., 4.25%, 4/01/45	818
1,400,000	KKR Group Finance Co. III LLC 144A,
	5.13%, 6/01/44 (b)	1,409
1,800,000	Lincoln National Corp., 7.00%, 6/15/40	2,352
1,935,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD
	+ 0.810%) 2.91%, 11/07/23 (a)	1,865
300,000	Macquarie Bank Ltd. 144A, 4.88%, 6/10/25 (b)	302
510,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (b)	551
1,025,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.372%) 3.76%, 11/28/28 (a)(b)	958
142,000	Massachusetts Mutual Life Insurance Co. 144A,
	8.88%, 6/01/39 (b)	221
950,000	MetLife Inc., 4.88%, 11/13/43	1,009
1,000,000	Mizuho Financial Group Inc., 3.55%, 3/05/23	992
1,445,000	Morgan Stanley, (3 mo. LIBOR USD + 1.220%)
	3.58%, 5/08/24 (a)	1,474
1,500,000	Nationwide Building Society 144A, (USD Swap
	Rate 11:00 am NY 1 + 1.849%)
	4.13%, 10/18/32 (a)(b)	1,409
600,000	Nationwide Building Society 144A, (3 mo.
	LIBOR USD + 1.452%) 4.30%, 3/08/29 (a)(b)	591
725,000	Nationwide Financial Services Inc. 144A,
	5.30%, 11/18/44 (b)	779
800,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (b)	1,267
500,000	New York Life Insurance Co. 144A,
	6.75%, 11/15/39 (b)	673
450,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39 (b)	708
1,000,000	Pershing Square Holdings Ltd. 144A,
	5.50%, 7/15/22 (b)	1,011
2,000,000	Prudential Financial Inc., (3 mo. LIBOR USD
	+ 2.380%) 4.50%, 9/15/47 (a)	1,903
550,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.470%) 3.31%, 5/15/23 (a)	557
1,100,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.480%) 3.50%, 5/15/23 (a)	1,078
930,000	Santander Holdings US.A Inc., 4.40%, 7/13/27	913
430,000	Santander Holdings USA Inc., 2.65%, 4/17/20	425
450,000	Santander Holdings USA Inc., 3.70%, 3/28/22	446
1,655,000	Santander UK Group Holdings PLC,
	3.57%, 1/10/23	1,623
650,000	Santander UK Group Holdings PLC, (3 mo.
	LIBOR USD + 1.400%) 3.82%, 11/03/28 (a)	611
1,265,000	Scentre Group Trust 1/Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (b)	1,251
700,000	Senior Housing Properties Trust,
	3.25%, 5/01/19	701

Principal or Shares	Security Description	Value (000)

230,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	$239
45,000	Sirius International Group Ltd. 144A,
	4.60%, 11/01/26 (b)	42
2,170,000	Sumitomo Mitsui Financial Group Inc., (3 mo.
	LIBOR USD + 0.740%) 3.09%, 1/17/23 (a)	2,178
1,000,000	Synchrony Bank, 3.00%, 6/15/22	963
250,000	Synchrony Financial, 2.70%, 2/03/20	247
250,000	Synchrony Financial, 3.75%, 8/15/21	251
550,000	Teachers Insurance & Annuity Association of
	America 144A, 4.90%, 9/15/44 (b)	592
670,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	919
1,000,000	Travelers Cos. Inc., 4.05%, 3/07/48	986
1,300,000	VEREIT Operating Partnership LP,
	3.00%, 2/06/19	1,300
800,000	VEREIT Operating Partnership LP,
	4.60%, 2/06/24	797
1,950,000	Voya Financial Inc. 144A, (3 mo. LIBOR USD
	+ 2.084%) 4.70%, 1/23/48 (a)(b)	1,762
2,600,000	Wells Fargo & Co., 5.38%, 11/02/43	2,798
1,350,000	Westpac Banking Corp., (USD Swap Rate 11:00
	am NY 1 + 2.236%) 4.32%, 11/23/31 (a)	1,324
2,000,000	Westpac Banking Corp./New Zealand, (USD
	Swap Rate 11:00 am NY 1 + 2.888%)
	5.00%, (a)(d)	1,826

		96,403

Technology (1%)
835,000	Dell International LLC/EMC Corp. 144A,
	8.35%, 7/15/46 (b)	1,031
649,000	Seagate HDD Cayman, 4.88%, 3/01/24 (c)	636
485,000	VMware Inc., 3.90%, 8/21/27	459

		2,126

Utility (6%)
1,425,000	Abu Dhabi National Energy Co. PJSC 144A,
	4.38%, 4/23/25 (b)	1,413
550,000	Abu Dhabi National Energy Co. PJSC 144A,
	4.88%, 4/23/30 (b)	546
1,050,000	Basin Electric Power Cooperative 144A,
	4.75%, 4/26/47 (b)	1,098
244,000	Berkshire Hathaway Energy Co.,
	6.13%, 4/01/36	307
1,000,000	Dominion Energy Inc., 4.10%, 4/01/21	1,015
650,000	Duke Energy Corp., 3.75%, 9/01/46	586
2,000,000	Edison International, 4.13%, 3/15/28	1,990
1,500,000	Enel Finance International NV 144A,
	3.63%, 5/25/27 (b)	1,419
1,620,000	Entergy Louisiana LLC, 4.00%, 3/15/33	1,619
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	508
740,000	Fortis Inc./Canada, 3.06%, 10/04/26	680
1,150,000	Indianapolis Power & Light Co. 144A,
	4.05%, 5/01/46 (b)	1,116
376,037	Solar Star Funding LLC 144A,
	3.95%, 6/30/35 (b)	359

		12,656

Total Corporate Bond (Cost - $194,132)		191,059

Semi-Annual Report    39

Principal or Shares	Security Description	Value (000)
Foreign Government (1%)
2,100,000	Saudi Government International Bond 144A,
	5.00%, 4/17/49 (b)
	(Cost - $2,055)	$2,019
Municipal (2%)
1,000,000	Rutgers The State University of New Jersey,
	4.15%, 5/01/48	995
2,000,000	State of California, 4.60%, 4/01/38	2,094
Total Municipal (Cost - $3,106)		3,089
Investment Company (3%)
7,041,086	Payden Cash Reserves Money Market Fund *
	(Cost - $7,041)	7,041

Total Investments (Cost - $208,194) (102%)		205,056
Liabilities in excess of Other Assets (-2%)		(4,360)
Net Assets (100%)		$200,696
*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	All or a portion of these securities are on loan. At April 30, 2018, the total market value of the Fund’s securities on loan is $6,351 the total market value of the collateral held by the Fund is $6,584. Amounts in 000s.
(d)	Perpetual security with no stated maturity date.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 10 Year Note Future	34	Jun-18	$4,067	$(7)	$ (7)
U.S. Treasury 2 Year Note Future	55	Jun-18	11,663	(24)	(24)
U.S. Ultra Bond Future	15	Jun-18	2,357	(1)	(1)
					(32)
Short Contracts:
U.S. 10 Year Ultra Future	50	Jun-18	(6,395)	(23)	(23)
U.S. Long Bond Future	31	Jun-18	(4,459)	(17)	(17)
U.S. Treasury 5 Year Note Future	30	Jun-18	(3,405)	12	12
					(28)

Total Futures					$(60)

    Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$6,351
Non-cash Collateral[2]	(6,351)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

40   Payden Mutual Funds

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.	Portfolio Composition - percent of investments
	Corporate Bond	42%
	Mortgage Backed	15%
	Foreign Government	11%
	Bank Loans	10%
	Asset Backed	10%
	Other	12%

Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (10%)
500,000	Carlyle Global Market Strategies CLO 2016-1
	Ltd. 144A, (3 mo. LIBOR USD + 3.300%)
	5.66%, 4/20/27 (a)(b)	$502
1,170,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR
	USD + 1.230%) 3.29%, 6/09/30 (a)(b)	1,176
590,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR
	USD + 2.350%) 4.41%, 6/09/30 (a)(b)	594
942,248	Colony American Homes 2015-1 144A, (1 mo.
	LIBOR USD + 1.200%) 3.10%, 7/17/32 (a)(b)	943
643,362	Countrywide Asset-Backed Certificates,
	4.76%, 10/25/46 (c)	628
1,637,625	Domino’s Pizza Master Issuer LLC 144A, (3 mo.
	LIBOR USD + 1.250%) 3.61%, 7/25/47 (a)(b)	1,646
297,750	Domino’s Pizza Master Issuer LLC 144A,
	4.12%, 7/25/47 (b)	296
650,000	First Investors Auto Owner Trust 2016-2 144A,
	2.53%, 7/15/22 (b)	639
658,046	Invitation Homes 2015-SFR3 Trust 144A, (1
	mo. LIBOR USD + 1.300%)
	3.20%, 8/17/32 (a)(b)	660
1,540,928	Invitation Homes 2017-SFR2 Trust 144A, (1
	mo. LIBOR USD + 0.850%)
	2.75%, 12/17/36 (a)(b)	1,546
400,000	LCM XX LLC 144A, (3 mo. LIBOR USD
	+ 3.750%) 6.11%, 10/20/27 (a)(b)	403
500,000	LCM XXI LP 144A, (3 mo. LIBOR USD
	+ 3.500%) 5.86%, 4/20/28 (a)(b)	508
1,500,000	Octagon Investment Partners 24 Ltd. 144A, (3
	mo. LIBOR USD + 0.900%)
	2.79%, 5/21/27 (a)(b)	1,500
500,000	Octagon Investment Partners 26 Ltd. 144A, (3
	mo. LIBOR USD + 3.350%)
	5.70%, 4/15/27 (a)(b)	501
865,000	Springleaf Funding Trust 2017-A 144A,
	2.68%, 7/15/30 (b)	850
839,375	Taco Bell Funding LLC 144A,
	3.83%, 5/25/46 (b)	845
1,600,000	Vibrant CLO VII Ltd. 144A, (3 mo. LIBOR USD
	+ 1.270%) 3.63%, 9/15/30 (a)(b)	1,610
244,919	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	246
1,396,500	Wendy’s Funding LLC 144A, 3.88%, 3/15/48 (b)	1,370
800,000	Westlake Automobile Receivables Trust 2016-2
	144A, 4.10%, 6/15/21 (b)	809

Total Asset Backed (Cost - $17,229)		17,272

Principal or Shares	Security Description	Value (000)
Bank Loans(d) (10%)
465,861	Albertson’s LLC Term Loan B4 1L, (LIBOR USD
	1-Month + 2.750%) 4.65%, 8/25/21	$462
416,832	Allison Transmission Inc. Term Loan B3 1L,
	(LIBOR USD 1-Month + 1.750%)
	3.65%, 9/23/22	421
991,241	Altice France SA Term Loan B11 1L, (LIBOR
	USD 1-Month + 2.750%) 4.65%, 7/18/25	978
997,500	Aramark Services Inc. Term Loan B1 1L, (LIBOR
	USD 1-Month + 2.000%) 3.90%, 3/11/25	1,006
1,000,000	Beacon Roofing Supply Inc. Term Loan B 1L,
	(LIBOR USD 1-Month + 2.250%)
	4.13%, 1/02/25	1,007
500,000	Berry Global Inc. Term Loan P 1L, (LIBOR USD
	1-Month + 2.000%) 3.90%, 1/06/21	504
649,950	Burlington Coat Factory Warehouse Corp. Term
	Loan B5 1L, (LIBOR USD 1-Month + 2.500%)
	4.41%, 11/17/24	654
997,500	Caesars Resort Collection LLC Term Loan 1L,
	(LIBOR USD 1-Month + 2.750%)
	4.65%, 12/22/24	1,007
483,752	CDW LLC/CDW Finance Corp. Term loan B 1L,
	(LIBOR USD 1-Month + 1.750%)
	4.06%, 8/17/23	487
1,000,000	CSC Holdings LLC Term Loan B 1L, (LIBOR
	USD 1-Month + 2.500%) 4.40%, 1/25/26	1,002
481,250	DaVita Inc. Term Loan B 1L, (LIBOR USD
	1-Month + 2.750%) 4.65%, 6/24/21	486
954,959	Eldorado Resorts Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.250%) 4.18%, 4/17/24	963
992,481	GOBP Holdings Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 3.500%) 5.80%, 10/21/21	999
394,051	Michaels Stores Inc. Term Loan B1 1L, (LIBOR
	USD 1-Month + 2.750%) 4.65%, 1/28/23	397
481,546	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD
	1-Month + 2.000%) 3.90%, 2/22/24	484
1,000,000	Sinclair Television Group Inc. Term Loan B 1L,
	(LIBOR USD 3-Month + 2.500%)
	2.50%, 12/12/24	1,006
994,975	Sotera Health Holdings LLC Term Loan B 1L,
	(LIBOR USD 1-Month + 3.000%)
	4.90%, 5/15/22	1,002

Semi-Annual Report    41

Principal or Shares	Security Description	Value (000)

800,000	Tacala Investment Corp. Term Loan B 1L,
	(LIBOR USD 1-Month + 3.250%)
	5.13%, 2/01/25	$808
1,085,500	Trinseo Materials Operating SCA Term Loan 1L,
	(LIBOR USD 1-Month + 2.500%)
	4.40%, 9/06/24	1,095
666,784	Vantiv LLC Term Loan B3 1L, (LIBOR USD
	1-Month + 2.000%) 3.90%, 10/14/23	672
291,667	Visteon Corp. Term Loan B 1L, (LIBOR USD
	1-Month + 2.000%) 3.83%, 3/24/24	294
750,000	WMG Acquisition Corp. Term Loan E 1L,
	(LIBOR USD 1-Month + 2.250%)
	4.15%, 11/01/23	754
855,000	Zayo Group LLC Term Loan B2 1L, (LIBOR
	USD 1-Month + 2.250%) 4.15%, 1/19/24	862

Total Bank Loans (Cost - $17,256)		17,350

Corporate Bond (42%)
Financial (17%)
440,000	ADCB Finance Cayman Ltd. 144A,
	4.00%, 3/29/23 (b)	435
435,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 5.00%, 10/01/21	452
400,000	Aircastle Ltd., 5.50%, 2/15/22	420
410,000	Ally Financial Inc., 3.25%, 11/05/18	411
770,000	Ares Capital Corp., 3.50%, 2/10/23	737
185,000	Ares Capital Corp., 3.63%, 1/19/22	181
1,045,000	Athene Global Funding 144A,
	2.75%, 4/20/20 (b)	1,032
220,000	Athene Global Funding 144A, (3 mo. LIBOR
	USD + 1.230%) 3.54%, 7/01/22 (a)(b)	224
950,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.660%) 2.37%, 7/21/21 (a)	932
645,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 1.021%) 2.88%, 4/24/23 (a)	628
270,000	Barclays PLC, 3.68%, 1/10/23	267
740,000	BMW U.S. Capital LLC 144A,
	3.10%, 4/12/21 (b)	738
600,000	BPCE SA 144A, (3 mo. LIBOR USD + 1.220%)
	3.12%, 5/22/22 (a)(b)	611
300,000	Capital One Bank USA NA, 2.30%, 6/05/19	298
360,000	Carlyle Holdings Finance LLC 144A,
	3.88%, 2/01/23 (b)	359
400,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%)
	2.88%, 7/24/23 (a)	387
750,000	Citigroup Inc., 2.90%, 12/08/21	736
130,000	Citigroup Inc., (3 mo. LIBOR USD + 4.478%)
	6.13%, (a)(e)	136
510,000	Compass Bank, 2.88%, 6/29/22	491
750,000	Cooperatieve Rabobank UA, 4.63%, 12/01/23	768
900,000	Credit Suisse Group Funding Guernsey Ltd.,
	3.80%, 9/15/22	901
425,000	Enstar Group Ltd., 4.50%, 3/10/22	424
770,000	Five Corners Funding Trust 144A,
	4.42%, 11/15/23 (b)	796
740,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	712
250,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.270%) 3.56%, 3/28/22 (a)	254

Principal or Shares	Security Description	Value (000)

700,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.235%) 3.59%, 2/15/23 (a)	$700
630,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	615
235,000	FS Investment Corp., 4.25%, 1/15/20	235
400,000	General Motors Financial Co. Inc.,
	3.70%, 5/09/23	394
705,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.550%) 3.90%, 1/14/22 (a)	724
500,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 3.598%) 5.75%, (a)(e)(f)	494
1,135,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 1.110%) 3.47%, 4/26/22 (a)	1,151
475,000	International Lease Finance Corp.,
	4.63%, 4/15/21	487
250,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD
	+ 0.810%) 2.91%, 11/07/23 (a)	241
630,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	619
555,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.023%) 3.19%, 11/28/23 (a)(b)	533
235,000	Mizuho Financial Group Inc. 144A,
	2.63%, 4/12/21 (b)	230
980,000	Morgan Stanley, (3 mo. LIBOR USD + 0.930%)
	3.29%, 7/22/22 (a)	992
805,000	Nationwide Building Society 144A, (3 mo.
	LIBOR USD + 1.064%) 3.77%, 3/08/24 (a)(b)	797
800,000	Navient Corp., 5.00%, 10/26/20	806
580,000	Realogy Group LLC/Realogy Co-Issuer Corp.
	144A, 4.88%, 6/01/23 (b)	564
500,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.480%) 3.50%, 5/15/23 (a)	490
600,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.470%) 3.81%, 5/15/23 (a)	608
850,000	Santander Holdings USA Inc., 3.70%, 3/28/22	843
250,000	Santander UK Group Holdings PLC,
	3.57%, 1/10/23	245
168,000	Scentre Group Trust 1/Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (b)	166
450,000	Senior Housing Properties Trust,
	4.75%, 5/01/24	450
160,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	166
580,000	SLM Corp., 5.13%, 4/05/22	587
675,000	Sumitomo Mitsui Financial Group Inc.,
	2.78%, 7/12/22	655
245,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	241
150,000	Synchrony Financial, 3.75%, 8/15/21	151
455,000	VEREIT Operating Partnership LP,
	3.00%, 2/06/19	455
505,000	VEREIT Operating Partnership LP,
	4.60%, 2/06/24	503
1,000,000	VFH Parent LLC/Orchestra Co-Issuer Inc. 144A,
	6.75%, 6/15/22 (b)	1,040

		29,512

Industrial (18%)
430,000	1011778 BC ULC/New Red Finance Inc. 144A,
	5.00%, 10/15/25 (b)	416

42   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

8,700,000	America Movil SAB de CV, 6.00%, 6/09/19
	MXN (g)	$454
200,893	American Airlines 2013-2 Class B Pass-Through
	Trust 144A, 5.60%, 7/15/20 (b)	205
700,000	Anglo American Capital PLC 144A,
	3.63%, 9/11/24 (b)	669
400,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (b)	404
625,000	Anheuser-Busch InBev Worldwide Inc., (3 mo.
	LIBOR USD + 0.740%) 3.05%, 1/12/24 (a)	635
540,000	Aviation Capital Group LLC 144A,
	3.88%, 5/01/23 (b)	539
595,000	Bacardi Ltd. 144A, 4.45%, 5/15/25 (b)(f)	594
350,000	Baxalta Inc., 2.88%, 6/23/20	347
500,000	Blue Cross & Blue Shield of Minnesota 144A,
	3.79%, 5/01/25 (b)	486
580,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	590
500,000	Braskem Finance Ltd., 6.45%, 2/03/24	539
300,000	BWAY Holding Co. 144A, 7.25%, 4/15/25 (b)	309
300,000	CCO Holdings LLC/CCO Holdings Capital
	Corp., 5.75%, 9/01/23	304
200,000	Change Healthcare Holdings LLC/Change
	Healthcare Finance Inc. 144A,
	5.75%, 3/01/25 (b)	196
500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (b)	474
430,000	CommScope Inc. 144A, 5.00%, 6/15/21 (b)	435
400,000	Continental Resources Inc./OK, 5.00%, 9/15/22	407
810,000	CVS Health Corp., (3 mo. LIBOR USD
	+ 0.720%) 2.78%, 3/09/21 (a)	818
810,000	CVS Health Corp., 3.70%, 3/09/23	807
300,000	DaVita Inc., 5.13%, 7/15/24	291
900,000	Dell International LLC/EMC Corp. 144A,
	4.42%, 6/15/21 (b)	917
600,000	Dell International LLC/EMC Corp. 144A,
	5.45%, 6/15/23 (b)	632
360,000	Dollar Tree Inc., (3 mo. LIBOR USD + 0.700%)
	3.06%, 4/17/20 (a)	361
900,000	Express Scripts Holding Co., (3 mo. LIBOR USD
	+ 0.750%) 2.76%, 11/30/20 (a)	901
295,000	General Mills Inc., (3 mo. LIBOR USD
	+ 1.010%) 3.36%, 10/17/23 (a)	299
410,000	Golden Nugget Inc. 144A, 8.75%, 10/01/25 (b)	429
500,000	HCA Inc., 5.88%, 5/01/23	522
270,000	Hill-Rom Holdings Inc. 144A,
	5.00%, 2/15/25 (b)	269
500,000	Keysight Technologies Inc., 3.30%, 10/30/19	499
517,126	Latam Airlines 2015-1 Pass-Through Trust A,
	4.20%, 11/15/27	496
1,000,000	Lennar Corp. 144A, 4.75%, 11/29/27 (b)	947
420,000	Level 3 Parent LLC, 5.75%, 12/01/22	424
530,000	Meritage Homes Corp., 5.13%, 6/06/27	504
635,000	Mylan NV, 3.15%, 6/15/21	624
300,000	New Red Finance Inc. 144A, 4.63%, 1/15/22 (b)	302
775,000	Nissan Motor Acceptance Corp. 144A,
	2.15%, 7/13/20 (b)	757

Principal or Shares	Security Description	Value (000)

1,050,000	Northwell Healthcare Inc., 4.26%, 11/01/47	$1,014
600,000	NOVA Chemicals Corp. 144A,
	5.25%, 6/01/27 (b)	579
430,000	Orange SA, 1.63%, 11/03/19	422
250,000	Orange SA, 9.00%, 3/01/31	358
500,000	Penske Automotive Group Inc.,
	5.38%, 12/01/24	499
470,000	QEP Resources Inc., 5.38%, 10/01/22	472
85,000	Seagate HDD Cayman, 4.88%, 3/01/24	83
555,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	533
450,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (b)	431
470,000	SM Energy Co., 6.13%, 11/15/22	477
885,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	859
275,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	267
480,000	Solvay Finance America LLC 144A,
	3.40%, 12/03/20 (b)	481
400,000	Sonic Automotive Inc., 5.00%, 5/15/23	388
290,000	Sprint Communications Inc, 6.00%, 11/15/22	297
300,000	Sprint Corp., 7.88%, 9/15/23	322
500,000	Standard Industries Inc./NJ 144A,
	4.75%, 1/15/28 (b)	469
300,000	Tenet Healthcare Corp., 8.13%, 4/01/22	314
500,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	452
860,000	United Continental Holdings Inc.,
	5.00%, 2/01/24	858
500,000	United Rentals North America Inc.,
	4.63%, 10/15/25	486
300,000	United Rentals North America Inc.,
	5.88%, 9/15/26	314
600,000	Valeant Pharmaceuticals International Inc. 144A,
	7.50%, 7/15/21 (b)	612
800,000	VeriSign Inc., 4.75%, 7/15/27	770
350,000	VMware Inc., 2.95%, 8/21/22	337
165,000	WestRock MWV LLC, 7.38%, 9/01/19	174
470,000	Whiting Petroleum Corp., 5.75%, 3/15/21	482
430,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	447

		31,999

Utility (7%)
815,000	Cenovus Energy Inc., 5.70%, 10/15/19	840
550,000	Colorado Interstate Gas Co. LLC/Colorado
	Interstate Issuing Corp. 144A,
	4.15%, 8/15/26 (b)	533
275,000	Comision Federal de Electricidad 144A,
	4.88%, 5/26/21 (b)	283
700,000	Comision Federal de Electricidad 144A,
	4.88%, 1/15/24 (b)	719
800,000	Dominion Energy Inc., 4.10%, 4/01/21	813
430,000	Emera U.S. Finance LP, 2.70%, 6/15/21	419
260,000	Enbridge Inc., 2.90%, 7/15/22	251
750,000	Energy Transfer Equity LP, 4.25%, 3/15/23	726
370,000	Energy Transfer Partners LP/Regency Energy
	Finance Corp., 5.00%, 10/01/22	383
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	508
500,000	Enviva Partners LP/Enviva Partners Finance
	Corp., 8.50%, 11/01/21	528

Semi-Annual Report    43

Principal or Shares	Security Description	Value (000)

615,000	EQT Corp., 3.00%, 10/01/22	$595
725,000	KazMunayGas National Co. JSC 144A,
	6.38%, 4/09/21 (b)	779
450,000	Mississippi Power Co., (3 mo. LIBOR USD
	+ 0.650%) 2.94%, 3/27/20 (a)	450
900,000	Nabors Industries Inc., 4.63%, 9/15/21	884
510,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	536
450,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	484
845,000	Sinopec Group Overseas Development 2012 Ltd.
	144A, 3.90%, 5/17/22 (b)	849
500,000	Transocean Inc. 144A, 9.00%, 7/15/23 (b)	541

		11,121

Total Corporate Bond (Cost - $73,878)		72,632

Foreign Government (12%)
1,100,000	Argentine Republic Government International
	Bond, 5.88%, 1/11/28	1,010
650,000	Brazilian Government International Bond,
	2.63%, 1/05/23	613
955,000	Croatia Government International Bond 144A,
	6.38%, 3/24/21 (b)	1,026
910,000	Dominican Republic International Bond 144A,
	7.50%, 5/06/21 (b)	964
400,000	Egypt Government International Bond 144A,
	4.75%, 4/16/26 EUR (b)(g)	482
850,000	Export-Import Bank of India,
	3.88%, 10/02/19 (h)	857
1,960,000	France Government Bond OAT, 3.25%, 5/25/45
	EUR (g)(h)	3,258
430,000	Georgia Government International Bond 144A,
	6.88%, 4/12/21 (b)	464
950,000	Guatemala Government Bond 144A,
	5.75%, 6/06/22 (b)	1,006
500,000	Honduras Government International Bond 144A,
	8.75%, 12/16/20 (b)	548
460,000	Indonesia Government International Bond 144A,
	5.88%, 3/13/20 (b)	483
355,000	Indonesia Government International Bond,
	5.88%, 3/13/20 (h)	373
645,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (b)	656
800,000	Nigeria Government International Bond,
	5.13%, 7/12/18 (h)	802
500,000	Oman Government International Bond 144A,
	5.63%, 1/17/28 (b)	478
520,000	Perusahaan Penerbit SBSN Indonesia III 144A,
	3.40%, 3/29/22 (b)	512
560,000	Provincia de Buenos Aires/Argentina 144A,
	5.75%, 6/15/19 (b)	570
450,000	Republic of Armenia International Bond 144A,
	6.00%, 9/30/20 (b)	461
665,000	Saudi Government International Bond 144A,
	3.25%, 10/26/26 (b)	615
1,000,000	Saudi Government International Bond 144A,
	3.63%, 3/04/28 (b)	937
750,000	Senegal Government International Bond 144A,
	4.75%, 3/13/28 EUR (b)(g)	900

Principal or Shares	Security Description	Value (000)

294,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	$328
1,000,000	Serbia International Bond 144A,
	4.88%, 2/25/20 (b)	1,020
450,000	Sri Lanka Government International Bond 144A,
	5.88%, 7/25/22 (b)	455
450,000	Turkey Government International Bond,
	5.63%, 3/30/21	465
1,000,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (b)	1,054

Total Foreign Government (Cost - $20,550)		20,337

Mortgage Backed (15%)
159,158	Alternative Loan Trust 2005-47CB,
	5.50%, 10/25/35	137
178,489	Alternative Loan Trust 2005-54CB,
	5.13%, 11/25/35	154
298,569	Alternative Loan Trust 2007-9T1,
	6.00%, 5/25/37	225
434,308	American Home Mortgage Investment Trust
	2006-3, (6 mo. LIBOR USD + 1.750%)
	4.27%, 12/25/36 (a)	376
279,248	Banc of America Funding 2005-H Trust,
	3.53%, 11/20/35 (c)	250
495,896	BCAP LLC Trust 2007-AA2, 6.00%, 4/25/37	426
231,951	CHL Mortgage Pass-Through Trust 2004-29,
	2.54%, 2/25/35 (c)	195
107,931	CSMC Mortgage-Backed Trust 2006-7,
	6.00%, 8/25/36	88
222,783	CSMC Trust 2013-IVR3 144A,
	1.55%, 5/25/43 (b)(c)	215
802,893	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.550%) 2.45%, 1/25/30 (a)	803
825,452	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.950%)
	2.85%, 10/25/29 (a)	830
550,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.200%) 4.10%, 8/25/30 (a)	557
449,771	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.900%) 4.80%, 7/25/24 (a)	479
475,327	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 3.000%) 4.90%, 7/25/24 (a)	509
816,376	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.000%) 6.90%, 7/25/25 (a)	910
355,846	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.700%) 7.60%, 4/25/28 (a)	414
499,807	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 10.250%)
	12.15%, 1/25/29 (a)	680
774,939	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 11.750%)
	13.65%, 10/25/28 (a)	1,131
499,556	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 12.250%)
	14.15%, 9/25/28 (a)	747

44   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,825,000	Freddie Mac Multifamily Structured
	Pass-Through Certificates, 2.45%, 8/25/23	$1,765
950,000	Freddie Mac Multifamily Structured
	Pass-Through Certificates, 3.32%, 2/25/23 (c)	961
550,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 2.300%)
	4.20%, 9/25/30 (a)	559
1,000,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 3.600%)
	5.50%, 4/25/24 (a)	1,119
600,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.600%)
	6.50%, 12/25/42 (a)	637
498,414	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 7.550%)
	9.45%, 12/25/27 (a)	618
244,726	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 7.950%)
	9.85%, 5/25/25 (a)	299
498,715	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 8.800%)
	10.70%, 3/25/28 (a)	611
498,920	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 9.350%)
	11.25%, 4/25/28 (a)	665
332,350	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 10.500%)
	12.40%, 5/25/28 (a)	444
243,526	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 10.750%)
	12.65%, 3/25/25 (a)	334
499,172	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 11.250%)
	13.15%, 12/25/28 (a)	707
249,849	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 11.250%)
	13.15%, 10/25/29 (a)	280
922,181	FREMF 2017-KF32 Mortgage Trust 144A, (1
	mo. LIBOR USD + 2.550%)
	4.43%, 5/25/24 (a)(b)	935
408,915	GSMPS Mortgage Loan Trust 2005-RP2 144A,
	(1 mo. LIBOR USD + 0.350%)
	2.25%, 3/25/35 (a)(b)	385
63,248	JP Morgan Mortgage Trust 2006-A4,
	3.84%, 6/25/36 (c)	61
286,406	JP Morgan Mortgage Trust 2014-2 144A,
	3.00%, 6/25/29 (b)(c)	284
128,573	Nationstar Mortgage Loan Trust 2013-A 144A,
	3.75%, 12/25/52 (b)(c)	130
124,455	New Residential Mortgage Loan Trust 2015-1
	144A, 3.75%, 5/28/52 (b)(c)	125
504,470	New Residential Mortgage Loan Trust 2015-2
	144A, 3.75%, 8/25/55 (b)(c)	508

Principal or Shares	Security Description	Value (000)

929,449	New Residential Mortgage Loan Trust 2017-4
	144A, 4.00%, 5/25/57 (b)(c)	$943
1,631,084	New Residential Mortgage Loan Trust 2017-5
	144A, (1 mo. LIBOR USD + 1.500%)
	3.40%, 6/25/57 (a)(b)	1,686
157,746	PHH Alternative Mortgage Trust Series 2007-1,
	6.00%, 2/25/37	143
231,404	RFMSI Series 2006-SA2 Trust,
	4.60%, 8/25/36 (c)	195
1,000,000	Seasoned Credit Risk Transfer Trust Series
	2017-1 144A, 3.00%, 9/25/55 (b)(c)	978
510,073	Sequoia Mortgage Trust 2017-CH1 144A,
	3.50%, 8/25/47 (b)(c)	508
280,188	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR10 Trust, 3.30%, 9/25/36 (c)	273
702,874	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY1 Trust, 3.41%, 2/25/37 (c)	690

Total Mortgage Backed (Cost - $24,165)		25,969

Municipal (2%)
650,000	California Pollution Control Financing Authority
	144A, 5.00%, 7/01/37 (b)	704
595,000	California Pollution Control Financing Authority
	144A, 5.00%, 11/21/45 (b)	597
250,000	District of Columbia Water & Sewer Authority,
	4.81%, 10/01/14	268
1,500,000	Municipal Improvement Corp. of Los Angeles,
	3.43%, 11/01/21	1,517
1,000,000	New York Transportation Development Corp.,
	5.00%, 7/01/41	1,073

Total Municipal (Cost - $4,182)		4,159

U.S. Treasury (6%)
1,800,000	U.S. Treasury Bond, 2.75%, 11/15/47	1,680
570,000	U.S. Treasury Note, 1.25%, 11/15/18 (i)	568
1,085,000	U.S. Treasury Note, 1.63%, 5/15/26	984
2,790,000	U.S. Treasury Note, 2.25%, 8/15/27	2,635
4,695,000	U.S. Treasury Note, 2.75%, 2/15/28	4,622

Total U.S. Treasury (Cost - $10,850)		10,489

Stocks (3%)
Master Limited Partnership (1%)
17,440	Antero Midstream Partners LP	468
18,270	Enterprise Products Partners LP	490
7,350	Magellan Midstream Partners LP	484
11,760	Spectra Energy Partners LP	419
12,300	Williams Partners LP	448

		2,309

Preferred Stock (1%)
7,500	Bank of America Corp., 6.50% (f)	197
6,650	BB&T Corp., 5.63%	171
8,000	Charles Schwab Corp., 5.95% (f)	208
8,000	First Republic Bank, 5.50% (f)	202
3,840	Goldman Sachs Group Inc., 6.30% (f)	100
3,550	US Bancorp, 6.50%	98
270	Wells Fargo & Co., 7.50%	346

		1,322

Real Estate Investment Trust (1%)
4,490	CoreSite Realty Corp.	467

Semi-Annual Report    45

Principal or Shares	Security Description	Value (000)

4,180	Crown Castle International Corp.	$422
7,400	Prologis Inc.	480
2,300	Public Storage	464
		1,833
Total Stocks (Cost - $5,460)		5,464
Investment Company (1%)
2,733,088	Payden Cash Reserves Money Market Fund *
	(Cost - $2,733)	2,733
Purchased Call Swaptions (0%)
Total Purchased Call Swaptions (Cost - $69)		28
Total Investments, Before Options Written
(Cost - $176,372) (101%)		176,433
Written Swaptions (0%)
Total Written Call Swaptions (Cost - $(69))		(34)
Total Investments (Cost - $176,303) (101%)		176,399
Liabilities in excess of Other Assets (-1%)		(2,331)

Net Assets (100%)		$174,068

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Perpetual security with no stated maturity date.
(f)	All or a portion of these securities are on loan. At April 30, 2018, the total market value of the Fund’s securities on loan is $1,191 and the total market value of the collateral held by the Fund is $1,228. Amounts in 000s.
(g)	Principal in foreign currency.
(h)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
2 Year Interest Rate Swap, 9/24/18, Pay Fixed 2.7385%	BNP PARIBAS	$23,600	09/24/2018	$28	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR

46   Payden Mutual Funds

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
5 Year Interest Rate Swap, 9/24/18, Pay Fixed 2.7825%	BNP PARIBAS	$9,800	09/24/2018	$(34)	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CAD 1,765	USD 1,371	Citibank, N.A.	06/26/2018	$6
COP 1,599,000	USD 563	State Street Bank & Trust Co.	05/11/2018	6
USD 274	MYR 1,076	Barclays Bank PLC	05/30/2018	—
USD 4,358	EUR 3,539	Citibank, N.A.	05/08/2018	81
USD 494	EUR 400	Citibank, N.A.	05/08/2018	11
USD 1,404	CAD 1,765	Citibank, N.A.	06/26/2018	28
USD 1,367	NZD 1,895	Citibank, N.A.	06/26/2018	33
USD 1,638	NOK 12,822	HSBC Bank USA, N.A.	05/15/2018	39
USD 2,046	EUR 1,662	HSBC Bank USA, N.A.	07/27/2018	25
USD 575	COP 1,599,000	State Street Bank & Trust Co.	05/11/2018	6
USD 532	BRL 1,853	State Street Bank & Trust Co.	05/16/2018	4
				239
Liabilities:
BRL 1,853	USD 558	State Street Bank & Trust Co.	05/16/2018	(29)
CAD 2,070	USD 1,637	HSBC Bank USA, N.A.	05/15/2018	(25)
IDR 24,959,000	USD 1,800	Barclays Bank PLC	07/24/2018	(24)
JPY 447,600	USD 4,237	State Street Bank & Trust Co.	06/14/2018	(130)
MYR 4,496	USD 1,162	Barclays Bank PLC	05/30/2018	(17)
NOK 12,822	USD 1,653	HSBC Bank USA, N.A.	05/15/2018	(53)
NOK 16,064	USD 2,040	HSBC Bank USA, N.A.	07/27/2018	(31)
NZD 1,895	USD 1,386	Citibank, N.A.	06/26/2018	(53)
RUB 27,700	USD 446	HSBC Bank USA, N.A.	05/17/2018	(7)
USD 484	MXN 9,150	Barclays Bank PLC	06/15/2018	(1)
USD 1,612	CAD 2,070	HSBC Bank USA, N.A.	05/15/2018	(1)
ZAR 6,760	USD 557	HSBC Bank USA, N.A.	05/11/2018	(16)
				(387)
Net Unrealized Appreciation (Depreciation)				$(148)

Semi-Annual Report    47

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. 10 Year Ultra Future	23	Jun-18	$2,942	$10	$ 10
U.S. Treasury 10 Year Note Future	10	Jun-18	1,196	(2)	(2)
U.S. Treasury 5 Year Note Future	62	Jun-18	7,037	(24)	(24)
					(16)
Short Contracts:
Euro-Bund Future	36	Jun-18	(6,901)	(68)	(68)
Euro-Oat Future	39	Jun-18	(7,244)	(94)	(94)
					(162)

Total Futures					$(178)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,191
Non-cash Collateral[2]	(1,191)
Net Amount	$ —

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

48   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing 80% of its assets in bonds or bond like securities.	Portfolio Composition - percent of investments

	Mortgage Backed	30%
	Asset Backed	26%
	Corporate	22%
	Foregin Government	13%
	Bank Loans	5%
	Other	4%

Schedule of Investments - April 30, 2018 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (26%)
500,000	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD + 0.840%) 3.20%, 7/25/27 (a)(b)	$ 499
635,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.050%) 3.40%, 7/15/27 (a)(b)	636
300,000	Apidos CLO 144A, (3 mo. LIBOR USD + 3.800%) 6.16%, 10/20/27 (a)(b)	303
450,000	Blackrock European CLO III DAC 144A, (3 mo. EURIBOR + 0.850%) 0.85%, 4/15/30 EUR (a)(b)(c)	545
450,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 0.850%) 0.85%, 7/15/30 EUR (a)(b)(c)	546
350,000	BlueMountain CLO 2014-2 Ltd. 144A, (3 mo. LIBOR USD + 0.930%) 3.29%, 7/20/26 (a)(b)	350
500,000	BlueMountain CLO 2014-4 Ltd. 144A, (3 mo. LIBOR USD + 1.350%) 3.33%, 11/30/26 (a)(b)	500
600,000	Carlyle Global Market Strategies CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 1.000%) 3.36%, 4/20/27 (a)(b)	601
250,000	Carlyle Global Market Strategies CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 1.470%) 3.84%, 4/27/27 (a)(b)	250
450,000	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 0.730%) 0.73%, 9/21/29 EUR (a)(b)(c)	544
860,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 1.230%) 3.29%, 6/09/30 (a)(b)	865
523,994	Cent CLO 18 Ltd. 144A, (3 mo. LIBOR USD + 1.120%) 3.48%, 7/23/25 (a)(b)	526
380,000	CIFC Funding 2014-III Ltd. 144A, (3 mo. LIBOR USD + 0.950%) 3.31%, 7/22/26 (a)(b)	380
380,000	CIFC Funding 2014-V Ltd. 144A, (3 mo. LIBOR USD + 1.400%) 3.75%, 1/17/27 (a)(b)	380
1,250,000	CIFC Funding 2015-V Ltd. 144A, (3 mo. LIBOR USD + 0.860%) 3.22%, 10/25/27 (a)(b)	1,250
450,000	CIFC Funding 2015-V Ltd. 144A, (3 mo. LIBOR USD + 2.950%) 5.31%, 10/25/27 (a)(b)	450
160,182	Colony American Homes 2015-1 144A, (1 mo. LIBOR USD + 1.200%) 3.10%, 7/17/32 (a)(b)	160
568,763	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR USD + 1.250%) 3.17%, 12/17/33 (a)(b)	574
884,623	Countrywide Asset-Backed Certificates, 4.76%, 10/25/46 (d)	864

Principal or Shares	Security Description	Value (000)

893,250	Domino’s Pizza Master Issuer LLC 144A, 3.08%, 7/25/47 (b)	$ 867
893,250	Domino’s Pizza Master Issuer LLC 144A, (3 mo. LIBOR USD + 1.250%) 3.61%, 7/25/47 (a)(b)	898
670,000	Drive Auto Receivables Trust 2016-B 144A, 4.53%, 8/15/23 (b)	684
650,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo. EURIBOR + 0.870%) 0.87%, 10/15/31 EUR (a)(b)(c)	791
590,000	First Investors Auto Owner Trust 2016-1 144A, 4.70%, 4/18/22 (b)	596
250,000	ICG US CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 0.850%) 3.20%, 1/16/28 (a)(b)	250
400,000	ICG US CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 2.450%) 4.80%, 1/16/28 (a)(b)	400
289,818	Invitation Homes 2015-SFR2 Trust 144A, (1 mo. LIBOR USD + 1.350%) 3.25%, 6/17/32 (a)(b)	291
600,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 0.950%) 3.31%, 4/21/25 (a)(b)	600
250,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%) 3.81%, 4/21/25 (a)(b)	250
755,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 0.950%) 3.31%, 4/19/30 (a)(b)	755
480,000	Madison Park Funding XIV Ltd. 144A, (3 mo. LIBOR USD + 1.120%) 3.48%, 7/20/26 (a)(b)	481
400,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD + 1.500%) 3.86%, 7/25/26 (a)(b)	400
1,000,000	Magnetite VIII Ltd. 144A, (3 mo. LIBOR USD + 0.980%) 0.00%, 4/15/31 (a)(b)	1,000
350,000	Magnetite VIII Ltd. 144A, (3 mo. LIBOR USD + 2.900%) 0.00%, 4/15/31 (a)(b)	350
720,000	Neuberger Berman CLO XVI-S Ltd. 144A, (3 mo. LIBOR USD + 0.850%) 3.20%, 1/15/28 (a)(b)	721
661,865	New Residential Mortgage Trust 2018-1 144A, 4.00%, 12/25/57 (b)(d)	674
520,000	Octagon Investment Partners 24 Ltd. 144A, (3 mo. LIBOR USD + 0.900%) 2.79%, 5/21/27 (a)(b)	520
250,000	Octagon Investment Partners 24 Ltd. 144A, (3 mo. LIBOR USD + 1.350%) 3.24%, 5/21/27 (a)(b)	250
350,000	Octagon Investment Partners 25 Ltd. 144A, (3 mo. LIBOR USD + 0.800%) 3.16%, 10/20/26 (a)(b)	350

Semi-Annual Report    49

Principal or Shares	Security Description	Value (000)

300,000	Octagon Investment Partners 25 Ltd. 144A, (3 mo. LIBOR USD + 1.200%) 3.56%, 10/20/26 (a)(b)	$298
450,000	OHA Credit Partners XI Ltd. 144A, (3 mo. LIBOR USD + 4.300%) 6.66%, 10/20/28 (a)(b)	454
450,000	Prestige Auto Receivables Trust 2016-1 144A, 5.15%, 11/15/21 (b)	456
380,000	Santander Drive Auto Receivables Trust 2017-2, 3.49%, 7/17/23	378
450,000	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.920%) 3.28%, 10/20/27 (a)(b)	450
500,000	Springleaf Funding Trust 2017-A 144A, 2.68%, 7/15/30 (b)	491
597,816	Starwood Waypoint Homes 2017-1 Trust 144A, (1 mo. LIBOR USD + 0.950%) 2.85%, 1/17/35 (a)(b)	601
1,050,000	Symphony CLO XVII Ltd. 144A, (3 mo. LIBOR USD + 0.880%) 3.23%, 4/15/28 (a)(b)	1,050
450,000	Symphony CLO XVII Ltd. 144A, (3 mo. LIBOR USD + 2.650%) 5.00%, 4/15/28 (a)(b)	450
790,000	Taco Bell Funding LLC 144A, 3.83%, 5/25/46 (b)	795
720,000	Thacher Park CLO Ltd. 144A, (3 mo. LIBOR USD + 1.160%) 3.52%, 10/20/26 (a)(b)	721
250,000	THL Credit Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR USD + 0.870%) 3.22%, 10/15/27 (a)(b)	250
250,000	THL Credit Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR USD + 2.600%) 4.95%, 10/15/27 (a)(b)	246
900,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%) 3.24%, 4/15/29 (a)(b)	900
500,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 2.700%) 5.05%, 4/15/29 (a)(b)	500
370,000	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.880%) 3.23%, 4/15/27 (a)(b)	370
900,000	Vibrant CLO VII Ltd. 144A, (3 mo. LIBOR USD + 1.270%) 3.63%, 9/15/30 (a)(b)	905
56,520	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	57
438,750	Wendy’s Funding LLC 144A, 4.08%, 6/15/45 (b)	443
625,000	Westlake Automobile Receivables Trust 2016-1 144A, 4.55%, 9/15/21 (b)	633
250,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	253
160,000	Westlake Automobile Receivables Trust 2018-1 144A, 3.41%, 5/15/23 (b)	159
Total Asset Backed (Cost - $32,082)		32,211

Bank Loans(e) (5%)
149,250	Air Canada Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.98%, 10/06/23	150
498,750	Aramark Services Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 3/11/25	503
350,000	Berry Global Inc. Term Loan P 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 1/06/21	353
668,309	Burger King Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 4.15%, 2/17/24	671

Principal or Shares	Security Description	Value (000)

399,255	Burlington Coat Factory Warehouse Corp. Term Loan B5 1L, (LIBOR USD 1-Month + 2.500%) 4.38%, 11/17/24	$402
423,938	Charter Communications Operating LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.91%, 4/30/25	426
338,568	DaVita Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 6/24/21	342
398,000	Digicel International Finance Term Loan B 1L, (LIBOR USD 3-Month + 3.250%) 5.61%, 5/10/24	398
416,824	Golden Nugget Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 10/04/23	421
398,982	MGM Growth Properties Operating Partnership LP Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 3/25/25	402
226,307	Michaels Stores Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 1/28/23	228
290,988	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 2/22/24	292
500,000	Sinclair Television Group Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%) 2.50%, 12/12/24	503
205,193	Visteon Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.83%, 3/24/24	207
400,000	WMG Acquisition Corp. Term Loan E 1L, (LIBOR USD 1-Month + 2.250%) 4.15%, 11/01/23	402
500,000	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%) 1.75%, 3/29/25	505
Total Bank Loans (Cost - $6,171)		6,205

Corporate Bond (23%)
400,000	ABN AMRO Bank NV 144A, 2.65%, 1/19/21 (b)	393
300,000	Activision Blizzard Inc., 2.60%, 6/15/22	290
400,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (b)	395
290,000	Aircastle Ltd., 4.63%, 12/15/18	293
300,000	Alimentation Couche-Tard Inc. 144A, 2.70%, 7/26/22 (b)	289
85,000	Allergan Funding SCS, 3.00%, 3/12/20	84
200,000	Ally Financial Inc., 3.25%, 11/05/18	200
90,000	Ally Financial Inc., 4.25%, 4/15/21	91
250,000	Anheuser-Busch InBev Worldwide Inc., 3.50%, 1/12/24	249
350,000	Ares Capital Corp., 3.50%, 2/10/23	335
100,000	Arizona Public Service Co., 2.20%, 1/15/20	99
290,000	AT&T Inc., 3.20%, 3/01/22	287
270,000	Athene Global Funding 144A, 4.00%, 1/25/22 (b)	272
200,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (b)	196
100,000	Bank of America Corp., (3 mo. LIBOR USD + 0.660%) 2.37%, 7/21/21 (a)	98

50   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

440,000	Bank of America Corp., (3 mo. LIBOR USD + 1.160%) 3.12%, 1/20/23 (a)	$433
150,000	Bank of Scotland PLC, 9.38%, 5/15/21 GBP (c)	250
480,000	Becton Dickinson and Co., (3 mo. LIBOR USD + 0.875%) 2.94%, 12/29/20 (a)	481
200,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	195
350,000	BNZ International Funding Ltd./London 144A, 2.40%, 2/21/20 (b)	346
250,000	BPCE SA, (3 mo. LIBOR USD + 0.880%) 2.86%, 5/31/22 (a)	253
300,000	BPCE SA 144A, (3 mo. LIBOR USD + 1.220%) 3.12%, 5/22/22 (a)(b)	305
186,000	Campbell Soup Co., 3.30%, 3/15/21	186
450,000	Cardinal Health Inc., 2.62%, 6/15/22	431
185,000	Celgene Corp., 2.75%, 2/15/23	177
200,000	Cenovus Energy Inc., 5.70%, 10/15/19	206
70,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	72
750,000	Citigroup Inc., 2.70%, 10/27/22	723
350,000	Citigroup Inc., (3 mo. LIBOR USD + 1.100%) 2.98%, 5/17/24 (a)	356
250,000	Citizens Bank NA/Providence RI, 2.20%, 5/26/20	245
265,000	CSC Holdings LLC, 8.63%, 2/15/19	276
450,000	CVS Health Corp., 3.13%, 3/09/20	450
490,000	CVS Health Corp., 3.70%, 3/09/23	488
400,000	Daimler Finance North America LLC 144A, 2.30%, 1/06/20 (b)	395
450,000	Delek & Avner Tamar Bond Ltd. 144A, 3.84%, 12/30/18 (b)	451
350,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (b)	357
370,000	DNB Bank ASA 144A, 2.38%, 6/02/21 (b)	359
250,000	Dollar Tree Inc., 3.70%, 5/15/23	248
420,000	Dominion Energy Inc., 2.50%, 12/01/19	415
158,000	eBay Inc., (3 mo. LIBOR USD + 0.870%) 3.23%, 1/30/23 (a)	159
80,000	Electronic Arts Inc., 3.70%, 3/01/21	81
150,000	Equinix Inc., 2.88%, 3/15/24 EUR (c)	181
150,000	ERAC USA Finance LLC 144A, 2.80%, 11/01/18 (b)	150
110,000	First Data Corp. 144A, 5.00%, 1/15/24 (b)	111
250,000	First Data Corp. 144A, 5.38%, 8/15/23 (b)	256
250,000	FirstEnergy Corp., 2.85%, 7/15/22	241
200,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	207
450,000	Ford Motor Credit Co. LLC, 2.68%, 1/09/20	446
200,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	192
450,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%) 3.59%, 2/15/23 (a)	450
300,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 0.850%) 3.19%, 4/09/21 (a)	302
340,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.310%) 3.61%, 6/30/22 (a)	347
270,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	268
200,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.000%) 3.36%, 7/24/23 (a)	202
581,000	Goldman Sachs Group Inc./The, 5.75%, 1/24/22	626

Principal or Shares	Security Description	Value (000)

300,000	HCA Healthcare Inc., 6.25%, 2/15/21	$316
300,000	Hewlett Packard Enterprise Co., 3.60%, 10/15/20	302
500,000	Humana Inc., 2.50%, 12/15/20	491
180,000	Hyundai Capital America 144A, 2.40%, 10/30/18 (b)	179
340,000	International Lease Finance Corp., 4.63%, 4/15/21	349
130,000	International Lease Finance Corp., 5.88%, 4/01/19	134
280,000	Kinder Morgan Inc./DE 144A, 5.00%, 2/15/21 (b)	290
300,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD + 0.810%) 2.91%, 11/07/23 (a)	289
315,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%) 3.19%, 11/28/23 (a)(b)	302
310,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.350%) 3.64%, 3/27/24 (a)(b)	316
250,000	Manufacturers & Traders Trust Co., 2.10%, 2/06/20	246
410,000	Mitsubishi UFJ Financial Group Inc., 3.00%, 2/22/22	404
375,000	Morgan Stanley, (3 mo. LIBOR USD + 0.550%) 2.29%, 2/10/21 (a)	376
100,000	Morgan Stanley, (3 mo. LIBOR USD + 0.800%) 2.63%, 2/14/20 (a)	100
450,000	Morgan Stanley, 2.80%, 6/16/20	447
350,000	Morgan Stanley, (3 mo. LIBOR USD + 0.930%) 3.29%, 7/22/22 (a)	354
320,000	National Australia Bank Ltd. 144A, 2.40%, 12/09/19 (b)	318
450,000	National Savings Bank 144A, 8.88%, 9/18/18 (b)	457
200,000	Nordea Bank AB 144A, 2.13%, 5/29/20 (b)	196
300,000	Nordea Bank AB 144A, 4.88%, 5/13/21 (b)	310
210,000	ONEOK Inc., 4.25%, 2/01/22	214
105,000	Petrobras Global Finance BV, 8.38%, 5/23/21	119
105,000	Sabal Trail Transmission LLC 144A, 4.83%, 5/01/48 (b)	106
250,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	269
380,000	Seagate HDD Cayman, 3.75%, 11/15/18	381
400,000	Sempra Energy, (3 mo. LIBOR USD + 0.500%) 2.85%, 1/15/21 (a)	401
310,000	Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20 (f)	305
320,000	Sinopec Group Overseas Development 2017 Ltd. 144A, 2.25%, 9/13/20 (b)	312
340,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	330
300,000	Southern Co., 2.75%, 6/15/20	297
100,000	Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	96
200,000	Teva Pharmaceutical Finance Netherlands II BV 144A, 4.50%, 3/01/25 EUR (b)(c)	246
100,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	97
340,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	307
150,000	Time Warner Inc., 2.10%, 6/01/19	149
300,000	T-Mobile USA Inc., 6.50%, 1/15/24	315

Semi-Annual Report    51

Principal or Shares	Security Description	Value (000)

450,000	UBS Group Funding Switzerland AG 144A, (3 mo. LIBOR USD + 0.950%) 2.79%, 8/15/23 (a)(b)	$454
90,000	Universal Health Services Inc. 144A, 4.75%, 8/01/22 (b)	91
390,000	Verizon Communications Inc., 3.13%, 3/16/22	386
250,000	Wells Fargo & Co., 2.63%, 7/22/22	241
380,000	Wells Fargo & Co., 3.07%, 1/24/23	370
Total Corporate Bond (Cost - $27,867)		27,550

Exchange Traded Fund (2%)
107,200	PowerShares Senior Loan Portfolio (Cost - $2,495)	2,477

Foreign Government (13%)
660,000	Argentine Republic Government International Bond, 3.88%, 1/15/22 EUR (c)	816
400,000	Argentine Republic Government International Bond, 4.63%, 1/11/23	383
250,000	Banco Nacional de Desenvolvimento Economico e Social 144A, 4.75%, 5/09/24 (b)	247
310,000	Croatia Government International Bond 144A, 6.75%, 11/05/19 (b)	326
270,000	Croatia Government International Bond, 6.75%, 11/05/19 (f)	284
550,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	582
300,000	Dominican Republic International Bond, 7.50%, 5/06/21 (f)	318
300,000	Egypt Government International Bond 144A, 5.58%, 2/21/23 (b)	302
400,000	Georgia Government International Bond, 6.88%, 4/12/21 (f)	431
270,000	Ghana Government International Bond 144A, 9.25%, 9/15/22 (b)	308
300,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (b)	318
280,000	Guatemala Government Bond, 5.75%, 6/06/22 (f)	297
300,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	329
250,000	Honduras Government International Bond, 8.75%, 12/16/20 (f)	274
760,000	Hungary Government International Bond, 6.25%, 1/29/20	799
230,000,000	Japan Treasury Discount Bill, 0.00%, 6/04/18 JPY (c)(g)	2,104
110,000,000	Japan Treasury Discount Bill, 0.00%, 6/11/18 JPY (c)(g)	1,006
110,000,000	Japan Treasury Discount Bill, 0.00%, 6/18/18 JPY (c)(g)	1,006
400,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	407
200,000	Kenya Government International Bond, 5.88%, 6/24/19 (f)	203
390,000	Nigeria Government International Bond, 5.13%, 7/12/18 (f)	391

Principal or Shares	Security Description	Value (000)

220,000	Nigeria Government International Bond, 6.75%, 1/28/21 (f)	$232
200,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (b)	205
580,000	Republic of South Africa Government International Bond, 5.50%, 3/09/20	601
290,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	324
250,000	Senegal Government International Bond, 8.75%, 5/13/21 (f)	279
300,000	Serbia International Bond, 4.88%, 2/25/20 (f)	306
500,000	Serbia International Bond 144A, 5.88%, 12/03/18 (b)	507
350,000	Sri Lanka Government International Bond 144A, 5.75%, 4/18/23 (b)	348
300,000	Sri Lanka Government International Bond 144A, 6.25%, 10/04/20 (b)	310
200,000	Sri Lanka Government International Bond 144A, 6.25%, 7/27/21 (b)	206
590,000	Turkey Government International Bond, 5.63%, 3/30/21	609
500,000	Ukraine Government International Bond, 7.75%, 9/01/19 (f)	518
300,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	316
280,000	Vietnam Government International Bond, 6.75%, 1/29/20 (f)	295
Total Foreign Government (Cost - $16,300)		16,187

Mortgage Backed (31%)
695,627	Alternative Loan Trust 2005-56, (1 mo. LIBOR USD + 0.730%) 2.63%, 11/25/35 (a)	689
342,503	Alternative Loan Trust 2006-2CB, 6.00%, 3/25/36	282
221,504	Alternative Loan Trust 2006-45T1, 6.00%, 2/25/37	166
541,919	Alternative Loan Trust 2006-HY11, (1 mo. LIBOR USD + 0.120%) 2.02%, 6/25/36 (a)	508
863,527	Alternative Loan Trust 2007-12T1, 6.00%, 6/25/37	696
994,844	Alternative Loan Trust 2007-15CB, 5.75%, 7/25/37	892
627,293	Alternative Loan Trust 2007-6, 5.75%, 4/25/47	552
209,111	American Home Mortgage Investment Trust 2006-3, (6 mo. LIBOR USD + 1.750%) 4.20%, 12/25/36 (a)	181
177,045	Banc of America Funding 2005-H Trust, 3.53%, 11/20/35 (d)	158
212,608	Bear Stearns ALT-A Trust 2006-6, 3.57%, 11/25/36 (d)	199
146,822	Bear Stearns ARM Trust 2007-3, 3.79%, 5/25/47 (d)	142
500,000	Caesars Palace Las Vegas Trust 2017-VICI 144A, 3.83%, 10/15/34 (b)	504
222,673	CHL Mortgage Pass-Through Trust 2004-29, 2.54%, 2/25/35 (d)	188

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

158,093	CHL Mortgage Pass-Through Trust 2006-HYB1, 3.38%, 3/20/36 (d)	$138
253,828	CHL Mortgage Pass-Through Trust 2007-HYB2, 3.46%, 2/25/47 (d)	230
247,196	CSMC Trust 2013-IVR2 144A, 1.55%, 4/25/43 (b)(d)	238
144,809	CSMC Trust 2013-IVR3 144A, 1.55%, 5/25/43 (b)(d)	140
437,247	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB1, 5.60%, 2/25/36 (d)	425
248,015	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36 (d)	236
124,156	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36	118
294,348	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.600%) 2.50%, 7/25/30 (a)	294
365,883	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.650%) 2.55%, 8/25/30 (a)	366
276,914	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.850%) 2.75%, 11/25/29 (a)	278
674,149	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.150%) 3.05%, 9/25/29 (a)	678
679,113	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.300%) 3.20%, 4/25/29 (a)	685
371,049	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.300%) 3.20%, 7/25/29 (a)	374
350,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%) 4.10%, 8/25/30 (a)	355
610,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.250%) 4.15%, 7/25/30 (a)	625
298,023	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.000%) 5.90%, 5/25/25 (a)	327
350,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%) 6.15%, 1/25/29 (a)	399
268,276	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.550%) 6.45%, 2/25/25 (a)	292
201,798	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.000%) 6.90%, 7/25/25 (a)	230
122,456	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.000%) 6.90%, 7/25/25 (a)	137
400,327	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.700%) 7.60%, 4/25/28 (a)	466
400,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 6.000%) 7.90%, 9/25/28 (a)	479
249,468	First Horizon Alternative Mortgage Securities Trust 2006-AA5, 3.46%, 9/25/36 (d)	232
174,512	First Horizon Alternative Mortgage Securities Trust 2006-FA2, 6.00%, 5/25/36	138
707,532	Flagstar Mortgage Trust 2018-1 144A, 3.50%, 3/25/48 (b)(d)	701
546,173	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.700%) 2.60%, 9/25/30 (a)	547

Principal or Shares	Security Description	Value (000)

337,351	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.750%) 2.65%, 3/25/30 (a)	$338
501,896	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.10%, 7/25/29 (a)	507
318,772	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.10%, 8/25/29 (a)	321
1,571,141	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.10%, 10/25/29 (a)	1,589
445,365	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.650%) 3.55%, 4/25/24 (a)	452
460,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.800%) 3.70%, 7/25/30 (a)	458
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%) 4.20%, 9/25/30 (a)	610
400,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.350%) 4.25%, 4/25/30 (a)	410
350,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.500%) 4.40%, 3/25/30 (a)	363
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%) 6.50%, 12/25/42 (a)	637
431,659	FREMF 2017-KF32 Mortgage Trust 144A, (1 mo. LIBOR USD + 2.550%) 4.43%, 5/25/24 (a)(b)	438
337,377	GreenPoint MTA Trust 2005-AR1, (1 mo. LIBOR USD + 0.440%) 2.34%, 6/25/45 (a)	324
193,188	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR USD + 0.350%) 2.25%, 3/25/35 (a)(b)	182
265,523	GSMPS Mortgage Loan Trust 2005-RP3 144A, (1 mo. LIBOR USD + 0.350%) 2.25%, 9/25/35 (a)(b)	240
106,699	HomeBanc Mortgage Trust 2004-1, (1 mo. LIBOR USD + 0.860%) 2.76%, 8/25/29 (a)	103
2,219,329	IndyMac INDX Mortgage Loan Trust 2006-AR35, (1 mo. LIBOR USD + 0.180%) 2.08%, 1/25/37 (a)	2,093
190,379	JP Morgan Mortgage Trust 2006-A3, 3.83%, 5/25/36 (d)	190
167,336	JP Morgan Mortgage Trust 2006-A3, 3.83%, 5/25/36 (d)	167
112,894	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (b)(d)	113
1,210,496	JP Morgan Mortgage Trust 2017-5 144A, 3.18%, 10/26/48 (b)(d)	1,201

Semi-Annual Report    53

Principal or Shares	Security Description	Value (000)

946,986	JP Morgan Mortgage Trust 2017-6 144A, 3.50%, 12/25/48 (b)(d)	$939
418,227	Merrill Lynch Mortgage Backed Securities Trust Series 2007-2, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.400%) 4.49%, 8/25/36 (a)	411
436,012	New Residential Mortgage Loan Trust 2014-2 144A, 3.75%, 5/25/54 (b)(d)	438
150,618	New Residential Mortgage Loan Trust 2014-3 144A, 5.65%, 11/25/54 (b)(d)	158
62,228	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (b)(d)	63
169,984	New Residential Mortgage Loan Trust 2015-2 144A, 3.75%, 8/25/55 (b)(d)	171
224,237	New Residential Mortgage Loan Trust 2016-1 144A, 3.75%, 3/25/56 (b)(d)	225
507,720	New Residential Mortgage Loan Trust 2016-4 144A, 3.75%, 11/25/56 (b)(d)	510
487,641	New Residential Mortgage Loan Trust 2017-3 144A, 4.00%, 4/25/57 (b)(d)	493
348,049	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (b)(d)	353
611,657	New Residential Mortgage Loan Trust 2017-5 144A, (1 mo. LIBOR USD + 1.500%) 3.40%, 6/25/57 (a)(b)	632
70,923	Provident Funding Mortgage Loan Trust 2005-2, 3.66%, 10/25/35 (d)	71
248,022	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	239
2,461,312	Residential Asset Securitization Trust 2006-A4IP, 6.63%, 5/25/36 (d)	1,821
586,249	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%) 1.35%, 8/20/56 GBP (a)(b)(c)	813
66,742	Sequoia Mortgage Trust 10, (1 mo. LIBOR USD + 0.800%) 2.70%, 10/20/27 (a)	65
424,865	Sequoia Mortgage Trust 2007-1, 3.47%, 2/20/47 (d)	381
467,567	Sequoia Mortgage Trust 2017-CH1 144A, 3.50%, 8/25/47 (b)(d)	465
523,229	Sequoia Mortgage Trust 2018-CH1 144A, 4.00%, 2/25/48 (b)(d)	530
1,142,946	Structured Asset Mortgage Investments II Trust 2006-AR7, (1 mo. LIBOR USD + 0.210%) 2.11%, 8/25/36 (a)	1,044
542,835	WaMu Mortgage Pass-Through Certificates, (1 mo. LIBOR USD + 0.280%) 2.18%, 11/25/45 (a)	513
67,079	WaMu Mortgage Pass-Through Certificates, (1 mo. LIBOR USD + 0.290%) 2.19%, 10/25/45 (a)	67
133,369	WaMu Mortgage Pass-Through Certificates, (1 mo. LIBOR USD + 0.290%) 2.19%, 12/25/45 (a)	131
475,183	WaMu Mortgage Pass-Through Certificates, (1 mo. LIBOR USD + 0.610%) 2.51%, 8/25/45 (a)	433

Principal or Shares	Security Description	Value (000)

92,521	WaMu Mortgage Pass-Through Certificates, 2.95%, 6/25/37 (d)	$90
842,308	WaMu Mortgage Pass-Through Certificates, 3.31%, 7/25/37 (d)	780
181,408	WaMu Mortgage Pass-Through Certificates, 3.31%, 8/25/46 (d)	172
82,408	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.30%, 9/25/36 (d)	80
168,057	WaMu Mortgage Pass-Through Certificates Series 2006-AR19 Trust, (Cost of Funds for the 11th District of San Francisco + 1.250%) 2.07%, 1/25/47 (a)	163
738,017	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.41%, 2/25/37 (d)	724
357,311	Wells Fargo Alternative Loan 2007-PA2 Trust, 6.00%, 6/25/37	362
Total Mortgage Backed (Cost - $37,394)		38,358

Municipal (0%)
250,000	State of California, 4.60%, 4/01/38 (Cost - $263)	262

U.S. Treasury (1%)
600,000	U.S. Treasury Note, 1.25%, 8/31/19 (h)(i)	591
1,000,000	U.S. Treasury Note, 2.38%, 4/30/20	998
Total U.S. Treasury (Cost - $1,592)		1,589

Investment Company (1%)
1,015,669	Payden Cash Reserves Money Market Fund * (Cost - $1,016)	1,016

Purchase Options (0%)
Total Purchased Options (Cost - $24)		14

Purchased Call Swaptions (0%)
Total Purchased Call Swaptions (Cost - $46)		19

Total Investments, Before Options Written (Cost - $125,250) (102%)		125,888

Written Swaptions (0%)
Total Written Call Swaptions (Cost - $(46))		(23)

Total Investments (Cost - $125,204) (102%)		125,865
Liabilities in excess of Other Assets (-2%)		(2,247)

Net Assets (100%)		$123,618

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Principal in foreign currency.
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(e)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(g)	Yield to maturity at time of purchase.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.
(i)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

54   Payden Mutual Funds

 Purchased Options

			Notional
		Number of	Amount	Exercise	Maturity	Value
Description		Contracts	(000s)	Price	Date	(000s)	Call/Put
Exchange Traded Options Purchase — 0.0%
S & P 500 Index		55	$14,564	2260.00	05/11/2018	$2	Put
S & P 500 Index		73	19,331	2260.00	05/31/2018	12	Put

Total Purchase Options			$33,895			$14

Purchased Swaptions

				Notional
				Amount	Expiration	Value
Description	Counterparty			(000s)	date	(000s)	Call/Put
Purchased Call Swaptions 0.0%
2 Year Interest Rate Swap, 9/24/18, Pay Fixed 2.7385%	BNP PARIBAS			$15,900	09/24/2018	$19	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR

Written Swaptions
				Notional
				Amount	Expiration	Value
Description	Counterparty			(000s)	date	(000s)	Call/Put
Written Call Swaptions 0.0%
5 Year Interest Rate Swap, 9/24/18, Pay Fixed 2.7825%	BNP PARIBAS			$6,600	09/24/2018	$(23)	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR

Open Forward Currency Contracts to USD

				Unrealized
Currency	Currency			Appreciation
Purchased	sold		Settlement	(Depreciation)
(000s)	(000)	Counterparty	Date	(000s)
Assets:
CAD 1,191	USD 925	Citibank, N.A.	06/26/2018	$4
COP 879,000	USD 309	State Street Bank & Trust Co.	05/11/2018	3
USD 7,383	JPY 785,200	Barclays Bank PLC	05/08/2018	197
USD 3,749	EUR 3,045	Citibank, N.A.	05/08/2018	70
USD 247	EUR 200	Citibank, N.A.	05/08/2018	6
USD 948	CAD 1,191	Citibank, N.A.	06/26/2018	19
USD 922	NZD 1,279	Citibank, N.A.	06/26/2018	22
USD 1,112	GBP 786	HSBC Bank USA, N.A.	05/08/2018	30
USD 926	NOK 7,251	HSBC Bank USA, N.A.	05/15/2018	22
USD 1,414	EUR 1,149	HSBC Bank USA, N.A.	07/27/2018	17
USD 316	COP 879,000	State Street Bank & Trust Co.	05/11/2018	3
USD 293	BRL 1,019	State Street Bank & Trust Co.	05/16/2018	2

				395

Semi-Annual Report    55

				Unrealized
Currency	Currency			Appreciation
Purchased	sold		Settlement	(Depreciation)
(000s)	(000)	Counterparty	Date	(000s)
Liabilities:
BRL 1,019	USD 307	State Street Bank & Trust Co.	05/16/2018	(16)
CAD 1,171	USD 926	HSBC Bank USA, N.A.	05/15/2018	(14)
EUR 201	USD 249	Citibank, N.A.	05/08/2018	(6)
IDR 17,170,000	USD 1,239	Barclays Bank PLC	07/24/2018	(16)
JPY 335,000	USD 3,126	Barclays Bank PLC	05/08/2018	(60)
JPY 295,900	USD 2,801	State Street Bank & Trust Co.	06/14/2018	(86)
MYR 2,438	USD 630	Barclays Bank PLC	05/30/2018	(9)
NOK 7,251	USD 935	HSBC Bank USA, N.A.	05/15/2018	(30)
NOK 11,100	USD 1,410	HSBC Bank USA, N.A.	07/27/2018	(22)
NZD 1,279	USD 936	Citibank, N.A.	06/26/2018	(36)
USD 912	CAD 1,171	HSBC Bank USA, N.A.	05/15/2018	(1)
ZAR 3,720	USD 307	HSBC Bank USA, N.A.	05/11/2018	(9)

				(305)

Net Unrealized Appreciation (Depreciation)				$90

  Open Futures Contracts

					Unrealized
			Notional	Current	Appreciation
	Number of	Expiration	Amount	Value	(Depreciation)
Contract Type	Contracts	Date	(000s)	(000s)	(000s)
Long Contracts:
U.S. Treasury 2 Year Note Future	34	Jun-18	$7,210	$(15)	$(15)
U.S. Treasury 5 Year Note Future	40	Jun-18	4,540	(16)	(16)

					(31)

Short Contracts:
U.S. Treasury 10 Year Note Future	8	Jun-18	(957)	9	9

					9

Total Futures					$(22)

  Open Centrally Cleared Credit Default Swap Contracts

		Notional		Upfront payments/	Unrealized
	Maturity	Amount	Value	receipts	Appreciation
Description	Date	(000’s)	(000s)	(000s)	(000s)
Protection Bought (Relevant Credit: Markit CDX, North America	06/20/2023	$4,100	$284	$253	$31
High Yield Series 30 Index), Pay 5% Quarterly, Receive upon credit default

See notes to financial statements.

56   Payden Mutual Funds

The Fund seeks high current income and capital appreciation by generally investing 80% of its assets in income producing senior floating rate loans and other floating rate debt instruments.	Portfolio Composition - percent of investments

	Bank Loans	76%
	Corporate	13%
	Investment Company	6%
	Mortgage Backed	4%
	Asset Backed	1%

Schedule of Investments - April 30, 2018 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
1,500,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%)5.21%, 4/19/30 (a)(b) (Cost - $1,500)	$1,500
Bank Loans(c) (77%)
Communications (5%)
1,995,000	CenturyLink Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 1/31/25	1,968
997,500	Charter Communications Operating LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.91%, 4/30/25	1,003
2,189,001	Digicel International Finance Term Loan B 1L, (LIBOR USD 3-Month + 3.250%) 5.61%, 5/10/24	2,191
2,358,978	Zayo Group LLC Term Loan B2 1L, (LIBOR USD 1-Month + 2.250%) 4.15%, 1/19/24	2,378
		7,540
Consumer Cyclical (31%)
1,988,753	Air Canada Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.98%, 10/06/23	2,002
1,995,000	Aramark Services Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 3/11/25	2,011
1,955,000	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%) 4.10%, 6/01/24	1,965
1,922,467	Burger King Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 4.15%, 2/17/24	1,930
2,576,510	BWAY Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 5.27%, 4/03/24	2,595
1,995,000	Caesars Resort Collection LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 12/22/24	2,014
1,350,000	California Resources Corp. Term Loan 1L, (LIBOR USD 1-Month + 4.750%) 6.65%, 12/31/22	1,384
1,990,000	Core & Main LP Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 5.12%, 8/01/24	2,005
1,500,000	Crown Americas LLC Term B Loan 1L, (LIBOR USD 1-Month + 2.000%) 4.31%, 4/03/25	1,515
2,142,649	Eldorado Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 4.13%, 4/17/24	2,160
1,985,000	Frontier Communications Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%) 5.66%, 6/15/24	1,965
2,077,903	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 5.80%, 10/21/21	2,092
1,993,222	J.C. Penney Corp., Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.250%) 6.23%, 6/23/23	1,949

Principal or Shares	Security Description	Value (000)

1,985,050	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%) 3.64%, 3/29/25	$2,000
1,622,150	La Quinta Intermediate Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 5.35%, 4/14/21	1,627
1,680,148	Leslie’s Poolmart Inc. Term Loan B 2L, (LIBOR USD 1-Month + 3.500%) 5.40%, 8/16/23	1,700
1,798,654	Live Nation Entertainment Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%) 3.69%, 10/27/23	1,813
1,576,206	Michaels Stores Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 1/28/23	1,587
895,125	NPC International Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 5.38%, 4/20/24	907
1,496,203	Party City Holdings Inc. Term Loan, (LIBOR USD 1-Month + 2.750%) 4.75%, 8/19/22	1,507
2,275,679	Reynolds Group Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 2/05/23	2,293
1,246,875	Scientific Games International Inc. Term Loan B5 1L, (LIBOR USD 1-Month + 2.750%) 4.74%, 8/14/24	1,256
560,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.000%) 8.88%, 2/01/26	571
1,700,000	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 5.13%, 2/01/25	1,718
2,456,250	US. Foods Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.500%) 4.40%, 6/27/23	2,482
718,968	Valeant Pharmaceuticals International Inc. Term Loan BF4 1L, (LIBOR USD 1-Month + 3.500%) 5.39%, 4/01/22	728
1,166,667	Visteon Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.83%, 3/24/24	1,176
997,500	Wink Holdco Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.90%, 12/01/24	996
		47,948
Consumer Non-Cyclical (18%)
1,036,260	B&G Foods Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 11/02/22	1,044
2,000,000	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 4.13%, 1/02/25	2,014
1,906,111	Berry Global Inc. Term Loan P 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 1/06/21	1,921

Semi-Annual Report    57

Principal or Shares	Security Description	Value (000)

1,492,500	Burlington Coat Factory Warehouse Corp. Term Loan B5 1L, (LIBOR USD 1-Month + 2.500%) 4.38%, 11/17/24	$1,502
1,856,250	Change Healthcare Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 3/01/24	1,866
575,478	CHS/Community Health Systems Inc. Term Loan H 1L, (LIBOR USD 1-Month + 3.250%) 5.23%, 1/27/21	560
937,264	DaVita Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.63%, 6/24/21	947
496,250	Endo International Term Loan B 1L, (LIBOR USD 1-Month + 4.250%) 6.19%, 4/27/24	494
2,012,890	Harbor Freight Tools USA Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.500%) 4.38%, 8/16/23	2,024
550,000	HUB International Ltd. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 5.36%, 4/25/25	554
286,432	MEG Energy Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 5.81%, 12/31/23	288
841,499	MPH Acquisition Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 5.05%, 6/07/23	847
2,456,500	Nexeo Solutions LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 5.61%, 6/09/23	2,483
1,405,383	Ortho-Clinical Diagnostics Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%) 5.63%, 6/30/21	1,416
1,985,000	Post Holdings Inc. Term Loan A 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 5/24/24	1,996
2,100,000	Sinclair Television Group Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%) 2.50%, 12/12/24	2,113
2,038,883	Sotera Health Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.88%, 5/15/22	2,052
729,043	VFH Parent LLC Term Loan B1 1L, (LIBOR USD 1-Month + 3.250%) 5.56%, 12/30/21	740
1,631,842	Western Digital Corp. Term Loan B3 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 4/29/23	1,645
1,000,000	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%) 1.75%, 3/29/25	1,009
		27,515

Energy (2%)
1,830,563	Albertson’s LLC Term Loan B4 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 8/25/21	1,816
988,000	Talen Energy Supply LLC Term Loan B2 1L, (LIBOR USD 1-Month + 4.000%) 5.90%, 4/13/24	981
		2,797

Financial Services (11%)
500,000	Asurion LLC Term Loan B2 2L, (LIBOR USD 1-Month + 6.000%) 7.90%, 8/04/25	515

Principal or Shares	Security Description	Value (000)

855,141	Asurion LLC Term Loan B4 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 8/04/22	$862
1,091,750	Everi Payments Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 5.49%, 5/09/24	1,101
995,591	FinCo I LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 12/27/22	1,008
1,979,852	Golden Nugget Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 10/04/23	1,998
1,421,577	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%) 3.65%, 10/25/23	1,435
2,493,750	Ineos U.S. Finance LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 3/31/24	2,505
1,500,000	Iron Mountain Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%) 3.65%, 1/02/26	1,496
900,000	K-Mac Holdings Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 5.15%, 3/16/25	908
350,000	K-Mac Holdings Corp. Term Loan B 2L, (LIBOR USD 1-Month + 6.750%) 8.65%, 3/16/26	355
2,075,828	MGM Growth Properties Operating Partnership LP Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 3/25/25	2,090
1,545,455	Romulus Merger Sub LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 2/14/25	1,531
1,825,000	Sable International Finance Term Loan B4 L1, (LIBOR USD 1-Month + 3.250%) 5.13%, 2/02/26	1,839
		17,643

Technology (10%)
1,940,883	CDW LLC/CDW Finance Corp. Term loan B 1L, (LIBOR USD 1-Month + 1.750%) 4.06%, 8/17/23	1,955
1,995,000	Churchill Downs Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.91%, 12/27/24	2,006
1,500,000	CSC Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%) 4.40%, 1/25/26	1,503
1,718,018	Dell International LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.91%, 9/07/23	1,725
1,916,720	Infor U.S. Inc. Term Loan B6 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 2/01/22	1,928
1,584,030	Rackspace Hosting Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.79%, 11/03/23	1,582
1,481,250	RP Crown Parent LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 10/12/23	1,494
1,491,609	Vantiv LLC Term Loan B3 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 10/14/23	1,503
1,350,000	WMG Acquisition Corp. Term Loan E 1L, (LIBOR USD 1-Month + 2.250%) 4.15%, 11/01/23	1,358
		15,054
Total Bank Loans (Cost - $117,721)		118,497

Corporate Bond (14%)
1,000,000	Ally Financial Inc., 3.25%, 11/05/18	1,001

58   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,071,429	American Airlines 2013-2 Class B Pass-Through Trust 144A, 5.60%, 7/15/20 (b)	$1,092
1,000,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%)3.54%, 3/26/21 (a)	1,005
1,000,000	Australia & New Zealand Banking Group Ltd. 144A, 5.10%, 1/13/20 (b)	1,034
800,000	Cenovus Energy Inc., 5.70%, 10/15/19	825
1,000,000	Citigroup Inc., 2.40%, 2/18/20	990
1,000,000	Compass Bank, 2.75%, 9/29/19	995
1,000,000	CSC Holdings LLC, 6.75%, 11/15/21	1,055
800,000	DISH DBS Corp., 6.75%, 6/01/21	798
1,000,000	HCA Healthcare Inc., 6.25%, 2/15/21	1,054
1,000,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	1,022
1,000,000	ING Bank NV 144A, 2.50%, 10/01/19 (b)	992
1,000,000	Navient Corp., 5.00%, 10/26/20	1,008
1,000,000	Realogy Group LLC/Realogy Co.-Issuer Corp. 144A, 5.25%, 12/01/21 (b)	1,014
1,000,000	SBA Communications Corp., 4.88%, 7/15/22	1,005
925,000	Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	909
900,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	878
1,000,000	Springleaf Finance Corp., 6.00%, 6/01/20	1,042
1,000,000	Sprint Corp., 7.25%, 9/15/21	1,064
1,000,000	Tenet Healthcare Corp., 8.13%, 4/01/22	1,045
1,000,000	Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	955
Total Corporate Bond (Cost - $20,955)		20,783

Mortgage Backed (4%)
819,935	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 11.750%) 13.65%, 10/25/28 (a)	1,196
799,290	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%)14.15%, 9/25/28 (a)	1,195
675,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 3.600%)5.50%, 4/25/24 (a)	756

Principal or Shares	Security Description	Value (000)

300,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%)6.50%, 12/25/42 (a)	$ 318
348,890	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 7.550%)9.45%, 12/25/27 (a)	433
978,904	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 7.950%)9.85%, 5/25/25 (a)	1,194
665,697	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.500%)12.40%, 5/25/28 (a)	889
Total Mortgage Backed (Cost - $4,831)		5,981

Preferred Stock (0%)
390	Wells Fargo & Co., 7.50% (Cost - $502)	500

Investment Company (6%)
9,290,360	Payden Cash Reserves Money Market Fund * (Cost - $9,290)	9,290

Total Investments (Cost - $154,799) (102%)		156,551
Liabilities in excess of Other Assets (-2%)		(2,466)

Net Assets (100%)		$ 154,085

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

See notes to financial statements.

Semi-Annual Report    59

The Fund seeks high current income and capital

appreciation by generally investing in below investment

grade debt instruments and income producing securities

of U.S. and foreign issuers with no limit on the average

portfolio maturity.

Portfolio Composition - percent of investments

Consumer Cyclical	30%
Energy	19%
Financial Services	14%
Consumer Non-Cyclical	10%
Communications	5%
Other	22%

Schedule of Investments - April 30, 2018 (Unaudited)
Principal or Shares	Security Description	Value (000)
Bank Loans(a) (3%)
1,350,000	Asurion LLC Term Loan B2 2L, (LIBOR USD 1-Month + 6.000%) 7.90%, 8/04/25	$1,391
2,400,000	California Resources Corp. Term Loan 1L, (LIBOR USD 1-Month + 4.750%) 6.65%, 12/31/22	2,460
1,800,000	CSC Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%) 4.40%, 1/25/26	1,803
1,200,000	K-Mac Holdings Corp. Term Loan B 2L, (LIBOR USD 1-Month + 6.750%) 8.65%, 3/16/26	1,218
2,850,000	NPC International Inc. Term Loan 2L, (LIBOR USD 1-Month + 7.500%) 9.38%, 4/18/25	2,914
2,086,364	Romulus Merger Sub LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 2/14/25	2,067
1,915,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.000%) 8.88%, 2/01/26	1,952
Total Bank Loans (Cost - $13,616)		13,805

Corporate Bond (90%)
Basic Industry (6%)
3,000,000	ARD Securities Finance SARL 144A, 8.75%, 1/31/23 (b)	3,172
2,328,000	Ashland LLC, 6.88%, 5/15/43	2,503
2,000,000	Avolon Holdings Funding Ltd. 144A, 5.50%, 1/15/23 (b)	2,000
2,000,000	Bombardier Inc. 144A, 6.13%, 1/15/23 (b)	2,022
1,350,000	Bombardier Inc. 144A, 7.50%, 12/01/24 (b)	1,424
2,700,000	Coeur Mining Inc., 5.88%, 6/01/24	2,670
2,700,000	IAMGOLD Corp. 144A, 7.00%, 4/15/25 (b)	2,761
1,600,000	James Hardie International Finance DAC 144A, 5.00%, 1/15/28 (b)	1,560
3,000,000	NOVA Chemicals Corp. 144A, 5.00%, 5/01/25 (b)	2,895
2,000,000	Standard Industries Inc./NJ 144A, 4.75%, 1/15/28 (b)	1,875
2,148,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	1,940
1,150,000	Teva Pharmaceutical Finance Netherlands III BV 144A, 6.75%, 3/01/28 (b)(c)	1,138
2,000,000	Trinseo Materials Operating SCA/Trinseo Materials Finance Inc. 144A, 5.38%, 9/01/25 (b)	1,975
		27,935

Capital Goods (1%)
1,600,000	Cleveland-Cliffs Inc., 5.75%, 3/01/25	1,549
1,250,000	First Quantum Minerals Ltd. 144A, 6.88%, 3/01/26 (b)	1,191
2,050,000	OCI NV 144A, 6.63%, 4/15/23 (b)	2,086

Principal or Shares	Security Description	Value (000)

2,100,000	PQ Corp. 144A, 5.75%, 12/15/25 (b)	$2,084
		6,910

Communications (5%)
1,150,000	Altice Finco SA 144A, 8.13%, 1/15/24 (b)	1,186
2,200,000	Altice Luxembourg SA 144A, 7.63%, 2/15/25 (b)(c)	1,991
2,850,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (b)	2,831
2,700,000	Digicel Ltd. 144A, 6.75%, 3/01/23 (b)	2,478
1,000,000	EW Scripps Co. 144A, 5.13%, 5/15/25 (b)	933
2,000,000	Frontier Communications Corp., 7.63%, 4/15/24	1,325
750,000	Frontier Communications Corp. 144A, 8.50%, 4/01/26 (b)	731
2,050,000	Frontier Communications Corp., 10.50%, 9/15/22	1,814
2,800,000	Qualitytech LP/QTS Finance Corp. 144A, 4.75%, 11/15/25 (b)	2,653
2,700,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (b)	2,585
2,200,000	Telecom Italia Capital SA, 6.38%, 11/15/33	2,402
2,400,000	ViaSat Inc. 144A, 5.63%, 9/15/25 (b)	2,304
		23,233

Consumer Cyclical (31%)
1,500,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (b)	1,451
1,400,000	Allison Transmission Inc. 144A, 4.75%, 10/01/27 (b)	1,321
550,000	Altice Financing SA 144A, 7.50%, 5/15/26 (b)	543
2,700,000	Altice Finco SA 144A, 7.63%, 2/15/25 (b)(c)	2,582
2,600,000	Altice France SA 144A, 6.25%, 5/15/24 (b)	2,486
1,750,000	Altice France SA 144A, 7.38%, 5/01/26 (b)	1,702
3,563,800	American Airlines 2013-1 Class B Pass-Through Trust 144A, 5.63%, 1/15/21 (b)	3,662
800,000	Aramark Services Inc. 144A, 5.00%, 2/01/28 (b)	781
2,750,000	Arcos Dorados Holdings Inc. 144A, 5.88%, 4/04/27 (b)	2,764
2,000,000	ARD Finance SA, 7.13%, 9/15/23	2,050
1,500,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc. 144A, 5.13%, 6/01/22 (b)	1,498
2,500,000	Beacon Roofing Supply Inc. 144A, 4.88%, 11/01/25 (b)	2,375
2,900,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	2,951
2,900,000	Boyne USA Inc. 144A, 7.25%, 5/01/25 (b)	3,010
3,400,000	BWAY Holding Co. 144A, 7.25%, 4/15/25 (b)	3,498

60   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,600,000	Carrols Restaurant Group Inc., 8.00%, 5/01/22	$2,714
3,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.13%, 5/01/27 (b)	2,818
5,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.38%, 5/01/25 (b)	4,928
3,000,000	Centene Corp., 4.75%, 1/15/25	2,925
3,660,000	CenturyLink Inc., 5.80%, 3/15/22	3,660
1,500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (b)	1,421
3,200,000	CommScope Technologies LLC 144A, 6.00%, 6/15/25 (b)	3,304
2,500,000	Covanta Holding Corp., 5.88%, 7/01/25	2,438
2,200,000	CSC HOLDINGS LLC 144A, 10.88%, 10/15/25 (b)	2,585
5,500,000	DISH DBS Corp., 5.88%, 7/15/22	5,079
1,500,000	Endo Finance Co. 144A, 5.75%, 1/15/22 (b)	1,238
3,975,000	Freeport-McMoRan Copper & Gold Inc., 3.55%, 3/01/22	3,846
3,500,000	Golden Nugget Inc. 144A, 8.75%, 10/01/25 (b)	3,666
2,350,000	Hilton Domestic Operating Co. Inc. 144A, 5.13%, 5/01/26 (b)	2,362
17,000	JC Penney Corp. Inc., 5.65%, 6/01/20	17
2,000,000	Lennar Corp. 144A, 4.75%, 11/29/27 (b)	1,895
3,500,000	Level 3 Financing Inc., 5.63%, 2/01/23	3,557
2,900,000	Lithia Motors Inc. 144A, 5.25%, 8/01/25 (b)	2,878
2,800,000	Live Nation Entertainment Inc. 144A, 4.88%, 11/01/24 (b)	2,747
1,500,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC 144A, 5.63%, 10/15/23 (b)(c)	1,181
2,800,000	Melco Resorts Finance Ltd. 144A, 4.88%, 6/06/25 (b)	2,628
2,700,000	Meritage Homes Corp., 5.13%, 6/06/27	2,568
3,250,000	Nexstar Broadcasting Inc 144A, 5.63%, 8/01/24 (b)	3,209
1,200,000	Novelis Corp. 144A, 5.88%, 9/30/26 (b)	1,194
3,200,000	Penske Automotive Group Inc., 5.50%, 5/15/26	3,112
1,600,000	Rite Aid Corp. 144A, 6.13%, 4/01/23 (b)	1,628
1,050,000	Rite Aid Corp., 6.75%, 6/15/21	1,075
3,000,000	Sabre GLBL Inc. 144A, 5.25%, 11/15/23 (b)	3,041
1,850,000	Scientific Games International Inc., 6.63%, 5/15/21	1,896
1,230,000	Sprint Capital Corp., 6.88%, 11/15/28	1,258
2,000,000	Sprint Capital Corp., 6.90%, 5/01/19	2,065
2,200,000	Sprint Communications Inc., 6.00%, 11/15/22	2,252
3,500,000	Sprint Corp., 7.88%, 9/15/23	3,763
3,000,000	Taylor Morrison Communities Inc/Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (b)	3,015
4,000,000	T-Mobile USA Inc., 6.50%, 1/15/26	4,261
2,390,000	Tribune Media Co., 5.88%, 7/15/22	2,432
2,800,000	TTM Technologies Inc. 144A, 5.63%, 10/01/25 (b)	2,751
3,025,000	United Continental Holdings Inc., 5.00%, 2/01/24	3,017
2,200,000	Wyndham Hotels & Resorts Inc. 144A, 5.38%, 4/15/26 (b)	2,228
3,100,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	3,220

Principal or Shares	Security Description	Value (000)

2,000,000	Yum! Brands Inc., 6.88%, 11/15/37	$2,120
2,700,000	Zayo Group LLC/Zayo Capital Inc. 144A, 5.75%, 1/15/27 (b)	2,688
		143,354

Consumer Non-Cyclical (10%)
2,000,000	Albertsons Companies LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC, 5.75%, 3/15/25	1,753
2,100,000	CHS/Community Health Systems Inc., 6.25%, 3/31/23	1,927
3,250,000	HCA Inc., 5.38%, 2/01/25	3,242
1,350,000	HCA Inc., 5.50%, 6/15/47	1,279
4,950,000	HCA Inc., 7.50%, 2/15/22	5,457
900,000	Hertz Corp., 5.88%, 10/15/20	893
2,000,000	Hill-Rom Holdings Inc. 144A, 5.00%, 2/15/25 (b)	1,996
2,750,000	Land O’ Lakes Inc. 144A, 7.25%, (b)(d)	3,066
2,000,000	LifePoint Health Inc., 5.38%, 5/01/24	1,912
1,000,000	LifePoint Health Inc., 5.50%, 12/01/21	1,006
1,500,000	Post Holdings Inc. 144A, 5.50%, 3/01/25 (b)	1,478
1,400,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC 144A, 7.00%, 7/15/24 (b)	1,460
1,500,000	ServiceMaster Co. LLC 144A, 5.13%, 11/15/24 (b)	1,465
2,100,000	Tenet Healthcare Corp. 144A, 4.63%, 7/15/24 (b)	2,035
1,800,000	Tenet Healthcare Corp., 8.13%, 4/01/22	1,881
2,000,000	U.S. Foods Inc. 144A, 5.88%, 6/15/24 (b)	2,045
1,250,000	United Rentals North America Inc., 4.88%, 1/15/28	1,188
2,000,000	United Rentals North America Inc., 5.88%, 9/15/26	2,093
1,350,000	Valeant Pharmaceuticals Inc. 144A, 9.25%, 4/01/26 (b)	1,380
3,200,000	Valeant Pharmaceuticals International Inc 144A, 7.50%, 7/15/21 (b)(c)	3,264
3,450,000	Valeant Pharmaceuticals International Inc. 144A, 5.50%, 3/01/23 (b)	3,131
1,000,000	Valeant Pharmaceuticals International Inc. 144A, 9.00%, 12/15/25 (b)	1,016
		44,967

Energy (19%)
1,800,000	AmeriGas Partners LP/AmeriGas Finance Corp., 5.50%, 5/20/25	1,778
1,150,000	Calpine Corp. 144A, 5.25%, 6/01/26 (b)	1,105
1,400,000	Calpine Corp., 5.50%, 2/01/24	1,290
3,000,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	3,104
1,500,000	Chesapeake Energy Corp., 5.50%, 9/15/26	1,318
1,250,000	Continental Resources Inc./OK 144A, 4.38%, 1/15/28 (b)	1,232
1,500,000	Continental Resources Inc./OK, 5.00%, 9/15/22	1,528
2,450,000	Covey Park Energy LLC/Covey Park Finance Corp. 144A, 7.50%, 5/15/25 (b)	2,474
3,000,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 4/01/25	2,989

Semi-Annual Report    61

Principal or Shares	Security Description	Value (000)

1,700,000	Diamond Offshore Drilling Inc., 7.88%, 8/15/25 (c)	$1,751
2,850,000	Energy Transfer Equity LP, 4.25%, 3/15/23	2,757
2,750,000	Energy Transfer Partners LP, (3 mo. LIBOR USD + 4.028%) 6.25%, 2/15/66 (d)(e)	2,625
3,200,000	EnLink Midstream Partners LP, (3 mo. LIBOR USD + 4.110%) 6.00%, (d)(e)	3,011
1,000,000	Ensco PLC, 4.50%, 10/01/24	818
2,750,000	Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21	2,905
2,600,000	Extraction Oil & Gas Inc. 144A, 5.63%, 2/01/26 (b)	2,533
1,500,000	Gulfport Energy Corp., 6.38%, 1/15/26	1,444
1,350,000	Hilcorp Energy I LP/Hilcorp Finance Co. 144A, 5.75%, 10/01/25 (b)	1,343
1,000,000	Murphy Oil Corp., 6.88%, 8/15/24	1,061
2,600,000	Nabors Industries Inc. 144A, 5.75%, 2/01/25 (b)	2,467
1,400,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23	1,402
561,000	Noble Holding International Ltd., 7.75%, 1/15/24 (c)	529
1,400,000	Nostrum Oil & Gas Finance BV 144A, 7.00%, 2/16/25 (b)	1,350
1,970,000	Pattern Energy Group Inc. 144A, 5.88%, 2/01/24 (b)	2,019
1,550,000	PDC Energy Inc. 144A, 5.75%, 5/15/26 (b)	1,564
1,750,000	Petrobras Global Finance BV 144A, 6.00%, 1/27/28 (b)	1,709
3,150,000	QEP Resources Inc., 5.25%, 5/01/23	3,087
1,000,000	Rowan Cos. Inc., 7.38%, 6/15/25	972
2,900,000	SemGroup Corp., 6.38%, 3/15/25	2,777
1,000,000	SemGroup Corp., 7.25%, 3/15/26	997
1,500,000	Seven Generations Energy Ltd. 144A, 5.38%, 9/30/25 (b)	1,462
3,150,000	SM Energy Co., 6.50%, 1/01/23	3,174
1,050,000	Southwestern Energy Co., 4.10%, 3/15/22	1,026
2,800,000	Sunoco LP/Sunoco Finance Corp. 144A, 5.88%, 3/15/28 (b)	2,726
2,105,000	Talen Energy Supply LLC 144A, 9.50%, 7/15/22 (b)(c)	2,016
2,400,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp. 144A, 5.88%, 4/15/26 (b)	2,385
2,250,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (b)	2,101
2,600,000	TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 2/15/26	2,600
2,850,000	Transocean Inc. 144A, 9.00%, 7/15/23 (b)	3,085
1,300,000	Vistra Energy Corp., 7.38%, 11/01/22	1,373
2,600,000	Whiting Petroleum Corp. 144A, 6.63%, 1/15/26 (b)	2,668
1,750,000	WildHorse Resource Development Corp., 6.88%, 2/01/25	1,785
950,000	WildHorse Resource Development Corp. 144A, 6.88%, 2/01/25 (b)	969
1,707,000	WPX Energy Inc., 6.00%, 1/15/22	1,788
1,600,000	YPF SA 144A, 6.95%, 7/21/27 (b)	1,578
		86,675

Principal or Shares	Security Description	Value (000)

Financial (15%)
4,800,000	Ally Financial Inc., 4.13%, 2/13/22	$4,788
1,450,000	Assurant Inc., (3 mo. LIBOR USD + 4.130%) 7.00%, 3/27/48 (e)	1,514
2,750,000	Banco Mercantil del Norte SA/Grand Cayman 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.447%) 5.75%, 10/04/31 (b)(e)	2,654
1,500,000	Bank of America Corp., (3 mo. LIBOR USD + 3.387%) 5.13%, 12/29/49 (d)(e)	1,521
3,000,000	CIT Group Inc., 5.00%, 8/15/22	3,075
700,000	CIT Group Inc., 5.25%, 3/07/25	717
3,000,000	Citigroup Inc., (3 mo. LIBOR USD + 4.068%) 5.95%, 7/29/49 (d)(e)	3,075
3,000,000	CyrusOne LP/CyrusOne Finance Corp., 5.38%, 3/15/27	3,007
3,000,000	Dana Financing Luxembourg Sarl 144A, 6.50%, 6/01/26 (b)	3,120
1,270,000	Equinix Inc., 5.38%, 4/01/23	1,311
2,400,000	Fidelity & Guaranty Life Holdings Inc. 144A, 5.50%, 5/01/25 (b)	2,393
2,725,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.598%) 5.75%, (c)(d)(e)	2,694
2,700,000	goeasy Ltd. 144A, 7.88%, 11/01/22 (b)	2,869
2,050,000	HUB International Ltd. 144A, 7.00%, 5/01/26 (b)	2,058
1,200,000	Huntington Bancshares Inc./OH, (3 mo. LIBOR USD + 2.880%) 5.70%, (d)(e)	1,201
1,500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75%, 2/01/24	1,539
2,000,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (b)	1,892
2,350,000	iStar Inc., 5.25%, 9/15/22	2,285
2,700,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., 4.50%, 1/15/28	2,498
2,900,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/01/26	2,827
4,000,000	Navient Corp., 5.00%, 10/26/20	4,030
2,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (b)	2,022
2,037,000	Radian Group Inc., 5.25%, 6/15/20 (c)	2,083
2,000,000	Realogy Group LLC/Realogy Co-Issuer Corp. 144A, 4.88%, 6/01/23 (b)	1,943
2,800,000	Royal Bank of Scotland Group PLC, 6.10%, 6/10/23	2,980
2,700,000	SLM Corp., 5.13%, 4/05/22	2,734
2,200,000	Springleaf Finance Corp., 6.13%, 5/15/22	2,263
2,800,000	VFH Parent LLC/Orchestra Co-Issuer Inc. 144A, 6.75%, 6/15/22 (b)	2,911
		68,004

Technology (2%)
3,100,000	Change Healthcare Holdings LLC/Change Healthcare Finance Inc. 144A, 5.75%, 3/01/25 (b)	3,042
1,350,000	Dell International LLC/EMC Corp. 144A, 8.35%, 7/15/46 (b)	1,667
2,500,000	Everi Payments Inc. 144A, 7.50%, 12/15/25 (b)	2,538

62   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,000,000	First Data Corp. 144A, 5.00%, 1/15/24 (b)	$2,022
1,800,000	NXP BV/NXP Funding LLC 144A, 3.88%, 9/01/22 (b)	1,766
		11,035

Utility (1%)
1,200,000	AES Corp./VA, 4.50%, 3/15/23	1,208
2,250,000	NRG Energy Inc. 144A, 5.75%, 1/15/28 (b)	2,233
2,200,000	Terraform Global Operating LLC 144A, 6.13%, 3/01/26 (b)	2,233
		5,674
Total Corporate Bond (Cost - $421,246)		417,787

Mortgage Backed (3%)
1,999,227	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%) 12.15%, 1/25/29 (e)	2,721
1,998,225	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%) 14.15%, 9/25/28 (e)	2,986
900,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%) 6.50%, 12/25/42 (e)	955
1,445,399	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 7.550%) 9.45%, 12/25/27 (e)	1,793
2,129,117	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 7.950%) 9.85%, 5/25/25 (e)	2,598
1,899,503	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.750%) 12.65%, 3/25/25 (e)	2,603
1,249,244	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%) 13.15%, 10/25/29 (e)	1,402
Total Mortgage Backed (Cost - $11,621)		15,058

Principal or Shares	Security Description	Value (000)

Stocks (1%)
Master Limited Partnership (0%)
35,200	Enterprise Products Partners LP	$945
17,000	Magellan Midstream Partners LP	1,119
23,800	Spectra Energy Partners LP	848
		2,912

Preferred Stock (1%)
79,400	Morgan Stanley, 5.85%	2,037
1,170	Wells Fargo & Co., 7.50%	1,498
		3,535
Total Stocks (Cost - $6,704)		6,447

Investment Company (4%)
19,395,220	Payden Cash Reserves Money Market Fund * (Cost - $19,395)	19,395
Total Investments (Cost - $472,582) (101%)		472,492
Liabilities in excess of Other Assets (-1%)		(6,978)
Net Assets (100%)		$465,514

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	All or a portion of these securities are on loan. At April 30, 2018, the total market value of the Fund’s securities on loan is $10,074 and the total market value of the collateral held by the Fund is $10,412. Amounts in 000s.
(d)	Perpetual security with no stated maturity date.
(e)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.

Semi-Annual Report    63

Open Forward Currency Contracts to USD

				Unrealized
Currency	Currency			Appreciation
Purchased	Sold		Settlement	(Depreciation)
(000s)	(000)	Counterparty	Date	(000s)
Assets:
CAD 3,007	USD 2,335	Citibank, N.A.	06/26/2018	$10
COP 2,766,000	USD 974	State Street Bank & Trust Co.	05/11/2018	11
USD 2,392	CAD 3,007	Citibank, N.A.	06/26/2018	47
USD 2,328	NZD 3,229	Citibank, N.A.	06/26/2018	57
USD 2,413	NOK 18,893	HSBC Bank USA, N.A.	05/15/2018	57
USD 3,516	EUR 2,856	HSBC Bank USA, N.A.	07/27/2018	43
USD 995	COP 2,766,000	State Street Bank & Trust Co.	05/11/2018	10
USD 923	BRL 3,214	State Street Bank & Trust Co.	05/16/2018	7

				242

Liabilities:
BRL 3,214	USD 967	State Street Bank & Trust Co.	05/16/2018	(51)
CAD 3,050	USD 2,412	HSBC Bank USA, N.A.	05/15/2018	(36)
IDR 51,660,000	USD 3,726	Barclays Bank PLC	07/24/2018	(49)
JPY 751,800	USD 7,117	State Street Bank & Trust Co.	06/14/2018	(219)
MYR 7,741	USD 2,000	Barclays Bank PLC	05/30/2018	(29)
NOK 18,893	USD 2,435	HSBC Bank USA, N.A.	05/15/2018	(79)
NOK 27,605	USD 3,506	HSBC Bank USA, N.A.	07/27/2018	(54)
NZD 3,229	USD 2,362	Citibank, N.A.	06/26/2018	(91)
RUB 57,990	USD 933	HSBC Bank USA, N.A.	05/17/2018	(14)
USD 2,374	CAD 3,050	HSBC Bank USA, N.A.	05/15/2018	(2)
ZAR 11,800	USD 973	HSBC Bank USA, N.A.	05/11/2018	(27)

				(651)

Net Unrealized Appreciation (Depreciation)				$(409)

  Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$10,074
Non-cash Collateral[2]	(10,074)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

64   Payden Mutual Funds

The Fund seeks income that is exempt from federal and

California state income tax and is consistent with

preservation of capital by generally investing in

investment grade California municipal securities with an

average portfolio maturity of five to ten years.

Portfolio Composition - percent of investments

General Obligation	55%
Healthcare	13%
Education	10%
Transportation	7%
Industrial Development/Pollution Control	5%
Other	10%

Schedule of Investments - April 30, 2018 (Unaudited)
Principal or Shares	Security Description	Value (000)
General Obligation (53%)
645,000	Abag Finance Authority for Nonprofit Corps, 5.00%, 9/02/26	$732
455,000	Abag Finance Authority for Nonprofit Corps, 5.00%, 9/02/28 AGM (a)	535
100,000	Alameda Community Improvement Commission Successor Agency, 5.00%, 9/01/28 BAM (a)	114
250,000	Alameda Community Improvement Commission Successor Agency, 5.00%, 9/01/32 BAM (a)	283
300,000	Anaheim Public Financing Authority, 5.00%, 5/01/34	337
1,000,000	Azusa Unified School District, 5.00%, 8/01/42	1,094
200,000	Brea Community Benefit Financing Authority, 5.00%, 7/01/29	230
500,000	California Infrastructure & Economic Development Bank, 1.99%, 12/01/50 (b)	502
750,000	California Infrastructure & Economic Development Bank, 5.00%, 1/01/28	884
750,000	California State, 3.00%, 12/01/32 (b)	760
500,000	California State, 5.00%, 10/01/26	579
480,000	California State, 5.25%, 10/01/21	503
385,000	California State Public Works Board, 5.25%, 10/01/33	443
100,000	City & County of San Francisco CA, 5.00%, 4/01/22	103
260,000	City of Irvine CA, 5.00%, 9/02/22	286
400,000	County of Sacramento CA, 5.75%, 2/01/30	424
285,000	Inglewood Public Financing Authority, 4.25%, 8/01/21	303
250,000	Inglewood Redevelopment Agency Successor Agency, 5.00%, 5/01/31 BAM (a)	290
160,000	Inglewood Redevelopment Agency Successor Agency, 5.00%, 5/01/34 BAM (a)	183
500,000	Lancaster Redevelopment Agency Successor Agency, 5.00%, 8/01/30 AGM (a)	578
250,000	Los Angeles County Public Works Financing Authority, 5.00%, 12/01/31	291
350,000	Los Angeles County Redevelopment Authority, 5.25%, 12/01/26 AGM (a)	409
1,300,000	Marin Healthcare District, 4.00%, 8/01/47	1,327
725,000	Midpeninsula Regional Open Space District, 4.00%, 9/01/43	769
505,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 11/01/24	588
100,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 5/01/30	114
490,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 11/01/31	573

Principal or Shares	Security Description	Value (000)

310,000	Natomas Unified School District, 5.00%, 9/01/25 BAM (a)	$347
1,000,000	Nuveen, CA Free Quality Municipal Income Fund, AMT 144A, 1.90%, 10/01/47 (b)(c)	1,000
250,000	Oakland Redevelopment Agency Successor Agency, 5.00%, 9/01/35 AGM (a)	282
1,000,000	Oakland Unified School District/Alameda County, 5.00%, 8/01/29	1,164
500,000	Oxnard Financing Authority, 5.00%, 6/01/33 BAM (a)	578
250,000	Palm Springs Financing Authority, 5.00%, 6/01/24	278
250,000	Paramount Redevelopment Agency Successor Agency, 5.00%, 8/01/18	252
270,000	Rancho Mirage Redevelopment Agency Successor Agency, 5.00%, 4/01/24 BAM (a)	308
325,000	Riverside County Public Financing Authority, 5.00%, 9/01/22 AGM (a)	363
285,000	Riverside County Redevelopment Successor Agency, 5.00%, 10/01/30 AGM (a)	325
300,000	Riverside Unified School District Financing Authority, 5.00%, 9/01/21 BAM (a)	329
300,000	Sacramento Redevelopment Agency Successor Agency, 5.00%, 12/01/23 BAM (a)	342
350,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/30	403
340,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/31	391
550,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/32	631
500,000	San Diego Regional Building Authority, 5.00%, 10/15/35	572
500,000	San Diego Unified School District CA, 4.00%, 7/01/47	515
250,000	San Francisco City & County Redevelopment Agency, 5.00%, 8/01/19	260
120,000	San Jose Financing Authority, 5.00%, 6/01/28	135
250,000	San Mateo Joint Powers Financing Authority, 5.00%, 6/15/30	286
815,000	Santa Monica Public Financing Authority, 4.00%, 7/01/38	859
200,000	Simi Valley Public Financing Authority, 5.00%, 10/01/29	231
550,000	South Orange County Public Financing Authority, 5.00%, 4/01/34	637
500,000	State of California, 1.99%, 12/01/27 (b)	501

Semi-Annual Report    65

Principal or Shares	Security Description	Value (000)

640,000	State of California, 2.76%, 5/01/20 (b)	$648
500,000	State of California, 4.00%, 11/01/47	521
250,000	State of California, 5.00%, 2/01/25	281
390,000	State of California, 5.00%, 9/01/27	462
100,000	State of California, 5.00%, 8/01/30	115
800,000	Temecula Redevelopment Agency Successor Agency, 5.00%, 12/15/37 AGM (a)	900
325,000	Tustin Community Facilities District, 5.00%, 9/01/22	360
500,000	Union City Community Redevelopment Agency, 5.00%, 10/01/31	592
350,000	Union City Community Redevelopment Agency, 5.00%, 10/01/35	400
345,000	Watsonville Redevelopment Agency, 5.00%, 8/01/24 BAM (a)	396
575,000	West Hollywood Public Financing Authority, 5.00%, 4/01/28	680
Total General Obligation (Cost - $29,632)		29,578

Revenue (43%)
Airport/Port (1%)
125,000	County of Sacramento CA Airport System Revenue, 5.00%, 7/01/19	125
250,000	Norman Y Mineta San Jose International Airport SJC, 5.00%, 3/01/32	290
340,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/01/21	351
		766

Education (10%)
1,250,000	California Educational Facilities Authority, 4.00%, 4/01/47	1,266
300,000	California Educational Facilities Authority, 5.00%, 10/01/31	339
650,000	California Municipal Finance Authority, 1.96%, 10/01/45 (b)	641
400,000	California Municipal Finance Authority, 5.00%, 4/01/41	424
250,000	California Municipal Finance Authority, 5.00%, 10/01/42 BAM (a)	275
120,000	California School Finance Authority 144A, 4.00%, 7/01/22 (c)	127
1,000,000	California School Finance Authority 144A, 5.00%, 7/01/37 (c)	1,113
250,000	Oxnard School District, 2.00%, 8/01/45 BAM (a)(b)	251
250,000	Stockton Unified School District, 5.00%, 2/01/33	286
500,000	Travis Unified School District, 5.00%, 9/01/31 AGM (a)	574
200,000	University of California, 1.40%, 5/15/46 (b)	195
		5,491

Electric & Gas (4%)
215,000	Anaheim Housing & Public Improvements Authority, 5.00%, 10/01/41	237
500,000	City of Redding CA Electric System Revenue, 5.00%, 6/01/30	598
1,000,000	Guam Power Authority, 5.00%, 10/01/32	1,077

Principal or Shares	Security Description	Value (000)

455,000	M-S-R Public Power Agency, 5.00%, 7/01/19 AGM (a)	$457
		2,369

Healthcare (13%)
750,000	Abag Finance Authority for Nonprofit Corps, 5.00%, 8/01/32	834
1,550,000	California Health Facilities Financing Authority, 1.62%, 6/01/41 (b)	1,550
215,000	California Health Facilities Financing Authority, 4.00%, 8/15/34	220
1,000,000	California Health Facilities Financing Authority, 4.00%, 11/15/42	1,020
710,000	California Health Facilities Financing Authority, 5.00%, 11/15/27	798
500,000	California Health Facilities Financing Authority, 5.00%, 2/01/31	579
350,000	California Health Facilities Financing Authority, 5.00%, 8/15/32	396
250,000	California Health Facilities Financing Authority, 5.00%, 7/01/43 (b)	269
205,000	California Health Facilities Financing Authority, 5.25%, 3/01/28	220
325,000	California Municipal Finance Authority, 5.00%, 5/15/37	372
500,000	Rib Floater Trust Various States 144A, 1.77%, 3/01/42 (b)(c)	500
340,000	Rib Floater Trust Various States 144A, 1.77%, 8/15/51 (b)(c)	340
		7,098

Industrial (0%)
160,000	Parish of St. Charles LA, 4.00%, 12/01/40 (b)	167

Industrial Development/Pollution Control (5%)
750,000	California Statewide Communities Development Authority, 2.63%, 11/01/33 (b)	749
500,000	City of Chula Vista CA, 1.65%, 7/01/18	500
370,000	Emeryville Redevelopment Agency Successor Agency, 5.00%, 9/01/25 AGM (a)	428
300,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/29 AGM (a)	342
390,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/31 AGM (a)	442
100,000	Successor Agency to the Upland Community Redevelopment Agency, 5.00%, 9/01/23 AGM (a)	114
		2,575

Resource Recovery (1%)
500,000	South Bayside, CA Waste Management Authority, 5.25%, 9/01/24	522

Tax Allocation (1%)
415,000	Riverside County, CA Economic Development Agency, 7.25%, 12/01/40	482

Transportation (6%)
250,000	Bay Area Toll Authority, 2.21%, 4/01/34 (b)	250

66   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

660,000	Bay Area Toll Authority, 4.00%, 4/01/37	$694
600,000	Foothill-Eastern Transportation Corridor Agency, 5.00%, 1/15/53 (b)	620
1,000,000	Foothill-Eastern Transportation Corridor Agency, 5.50%, 1/15/53 (b)	1,115
300,000	San Diego Association of Governments South Bay Expressway Revenue, 5.00%, 7/01/37	343
500,000	San Diego Association of Governments South Bay Expressway Revenue, 5.00%, 7/01/38	571
		3,593

Water & Sewer (2%)
490,000	California Pollution Control Financing Authority 144A, 5.00%, 11/21/45 (c)	492
250,000	El Dorado, CA Irrigation District / El Dorado County Water Agency, 5.00%, 3/01/29 AGM (a)	285
100,000	San Diego Public Facilities Financing Authority Water Revenue, 5.00%, 8/01/32	118
275,000	Western Riverside Water & Wastewater Financing Authority, 4.00%, 9/01/19	282
		1,177
Total Revenue (Cost - $24,044)		24,240

Principal or Shares	Security Description	Value (000)

Total Investments (Cost - $53,676) (96%)		$ 53,818
Other Assets, net of Liabilities (4%)		1,973
Net Assets (100%)		$ 55,791

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(c)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

Semi-Annual Report    67

The Fund seeks a high level of total return that is

consistent with preservation of capital by generally

investing in investment grade debt securities denominated

in U.S. and foreign currencies with an average portfolio

maturity not to exceed three years.

Portfolio Composition - percent of investments

Corporate Bond	71%
Mortgage Backed	8%
U.S. Treasury	8%
Asset Backed	6%
Foreign Government	5%
Other	2%

Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bank Loans(a) (0%)
206,062	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.600%) 5.10%, 4/06/24	$207
Total Bank Loans (Cost - $205)		207

Bonds (100%)
Argentina (USD) (1%)
545,000	Argentine Republic Government International Bond, 4.63%, 1/11/23	522
695,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (b)	706
215,000	Rio Energy SA/UGEN SA/UENSA SA 144A, 6.88%, 2/01/25 (b)	210
		1,438

Australia (USD) (4%)
590,000	Australia & New Zealand Banking Group Ltd./New York NY, 1.60%, 7/15/19	581
290,000	Commonwealth Bank of Australia/New York NY, 2.05%, 3/15/19	288
605,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%) 3.00%, 11/28/23 (b)(c)	607
860,000	National Australia Bank Ltd./New York, 1.38%, 7/12/19	846
270,000	Scentre Group Trust 1/Scentre Group Trust 2 144A, 2.38%, 11/05/19 (b)	267
242,000	Suncorp-Metway Ltd. 144A, 2.10%, 5/03/19 (b)	240
285,000	Suncorp-Metway Ltd. 144A, 2.38%, 11/09/20 (b)	279
400,000	Westpac Banking Corp., 1.60%, 8/19/19	394
665,000	Westpac Banking Corp., 2.15%, 3/06/20	655
		4,157

Bermuda (USD) (0%)
225,000	Bacardi Ltd. 144A, 4.45%, 5/15/25 (b)(d)	224
180,000	Enstar Group Ltd., 4.50%, 3/10/22	180
		404

Canada (USD) (2%)
470,000	Alimentation Couche-Tard Inc. 144A, 2.35%, 12/13/19 (b)	464
430,000	Cenovus Energy Inc., 5.70%, 10/15/19	443
570,000	Federation des Caisses Desjardins du Quebec 144A, 2.25%, 10/30/20 (b)	557
500,000	Husky Energy Inc., 7.25%, 12/15/19	531
		1,995

Cayman Islands (USD) (5%)
200,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (b)	198

Principal or Shares	Security Description	Value (000)

200,000	Alibaba Group Holding Ltd., 2.80%, 6/06/23	$192
500,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%) 3.16%, 1/20/28 (b)(c)	500
483,687	Cent CLO 18 Ltd. 144A, (3 mo. LIBOR USD + 1.120%) 3.48%, 7/23/25 (b)(c)	486
370,000	CK Hutchison International 17 II Ltd. 144A, 2.25%, 9/29/20 (b)	362
580,000	Madison Park Funding XIV Ltd. 144A, (3 mo. LIBOR USD + 1.550%) 3.91%, 7/20/26 (b)(c)	580
1,050,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD + 0.800%) 3.15%, 1/15/28 (b)(c)	1,049
135,000	Noble Holding International Ltd., 7.75%, 1/15/24 (d)	127
250,000	Octagon Investment Partners XXIII Ltd. 144A, (3 mo. LIBOR USD + 0.850%) 3.11%, 7/15/27 (b)(c)	250
300,000	Seagate HDD Cayman, 3.75%, 11/15/18	301
815,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%) 3.24%, 4/15/29 (b)(c)	815
		4,860

Chile (USD) (1%)
275,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (b)	269
245,000	Banco Santander Chile 144A, 2.50%, 12/15/20 (b)	240
		509

Finland (USD) (1%)
940,000	Finnvera OYJ 144A, 1.88%, 10/05/20 (b)	920
45,000	Nokia OYJ, 3.38%, 6/12/22	44
		964

France (USD) (3%)
220,000	Banque Federative du Credit Mutuel SA 144A, 2.00%, 4/12/19 (b)	218
480,000	Banque Federative du Credit Mutuel SA 144A, 2.20%, 7/20/20 (b)	470
645,000	BPCE SA, (3 mo. LIBOR USD + 0.880%) 2.86%, 5/31/22 (c)	652
250,000	BPCE SA 144A, (3 mo. LIBOR USD + 1.220%) 3.12%, 5/22/22 (b)(c)	254
560,000	Caisse d’Amortissement de la Dette Sociale 144A, 1.88%, 7/28/20 (b)	549
445,000	Credit Agricole SA/London 144A, 3.38%, 1/10/22 (b)	440
630,000	Dexia Credit Local SA 144A, 2.25%, 2/18/20 (b)	624
		3,207

See notes to financial statements.

68   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Georgia (USD) (0%)
400,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	$432

Germany (USD) (1%)
535,000	Deutsche Bank AG/New York NY, 3.15%, 1/22/21	526

Greece (EUR) (0%)
200,000	Hellenic Republic Government Bond 144A, 3.38%, 2/15/25 EUR (b)(e)(f)	240

Hong Kong (USD) (0%)
200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (b)	198

India (USD) (0%)
345,000	ICICI Bank Ltd./Hong Kong 144A, 5.75%, 11/16/20 (b)	361

Indonesia (USD) (1%)
395,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (b)	393
280,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.75%, 3/01/23 (b)	276
		669

Ireland (USD) (3%)
300,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 5/26/22	295
825,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.75%, 5/15/19	831
1,445,000	Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	1,420
340,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	326
205,000	SMBC Aviation Capital Finance DAC 144A, 3.00%, 7/15/22 (b)	199
		3,071

Italy (USD) (0%)
425,000	Intesa Sanpaolo SPA 144A, 3.13%, 7/14/22 (b)	410

Japan (USD) (4%)
560,000	Central Nippon Expressway Co. Ltd., 2.17%, 8/05/19 (e)	556
265,000	Daiwa Securities Group Inc. 144A, 3.13%, 4/19/22 (b)	260
420,000	Japan Bank for International Cooperation, 2.25%, 2/24/20	416
200,000	Japan Bank for International Cooperation, (3 mo. LIBOR USD + 0.480%) 2.49%, 6/01/20 (c)	201
200,000	Mizuho Bank Ltd. 144A, 2.40%, 3/26/20 (b)	197
200,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (b)	195
530,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 0.940%) 2.92%, 2/28/22 (c)	538
300,000	Sumitomo Mitsui Banking Corp., 2.09%, 10/18/19	296
200,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 1.95%, 9/19/19 (b)	197
400,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 2.05%, 3/06/19 (b)	397
340,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 2.05%, 10/18/19 (b)	335

Principal or Shares	Security Description	Value (000)

330,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (b)	$327
		3,915

Liberia (USD) (0%)
135,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	132

Luxembourg (USD) (1%)
565,000	Allergan Funding SCS, 3.00%, 3/12/20	561
260,000	Allergan Funding SCS, (3 mo. LIBOR USD + 1.255%) 3.33%, 3/12/20 (c)	263
		824

Netherlands (USD) (5%)
950,000	ABN AMRO Bank NV 144A, 2.10%, 1/18/19 (b)	946
540,000	Bank Nederlandse Gemeenten NV 144A, 1.75%, 10/05/20 (b)	527
405,000	Deutsche Telekom International Finance BV 144A, 2.23%, 1/17/20 (b)	400
490,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	488
235,000	ING Groep NV, (3 mo. LIBOR USD + 1.150%) 3.45%, 3/29/22 (c)	240
280,000	Majapahit Holding BV 144A, 7.75%, 1/20/20 (b)	300
370,000	Mondelez International Holdings Netherlands BV 144A, 1.63%, 10/28/19 (b)	363
280,000	Mylan NV, 2.50%, 6/07/19	278
200,000	Nostrum Oil & Gas Finance BV 144A, 7.00%, 2/16/25 (b)	193
340,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	330
560,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	506
		4,571

New Zealand (USD) (0%)
200,000	ANZ New Zealand International Ltd./London 144A, 2.20%, 7/17/20 (b)	196

Norway (USD) (0%)
320,000	DNB Bank ASA 144A, 2.13%, 10/02/20 (b)	312

Panama (USD) (0%)
225,000	Intercorp Financial Services Inc. 144A, 4.13%, 10/19/27 (b)	209

Peru (USD) (1%)
200,000	Banco de Credito del Peru/Panama 144A, 2.25%, 10/25/19 (b)(d)	198
320,000	EL Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (b)	313
320,000	Inretail Pharma SA 144A, 5.38%, 5/02/23 (b)	325
		836

Senegal (USD) (0%)
210,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	234

South Korea (USD) (0%)
240,000	Hyundai Capital Services Inc. 144A, 1.63%, 8/30/19 (b)	234

Spain (USD) (1%)
600,000	Banco Santander SA, 3.13%, 2/23/23	577

See notes to financial statements.

Semi-Annual Report    69

Principal or Shares	Security Description	Value (000)

Supranational (USD) (2%)
610,000	Africa Finance Corp., 4.38%, 4/29/20 (e)	$612
980,000	European Bank for Reconstruction & Development, 1.88%, 7/15/21	952
		1,564

Sweden (USD) (2%)
675,000	Skandinaviska Enskilda Banken AB, 1.50%, 9/13/19	662
490,000	Svensk Exportkredit AB, 1.75%, 5/18/20	480
565,000	Svenska Handelsbanken AB, 1.50%, 9/06/19	555
		1,697

Switzerland (USD) (1%)
270,000	UBS AG/London 144A, 2.45%, 12/01/20 (b)	264
825,000	UBS Group Funding Switzerland AG 144A, 3.00%, 4/15/21 (b)	815
		1,079

United Kingdom (GBP) (0%)
265,003	Gosforth Funding 2016-1 PLC 144A, (3 mo. LIBOR GBP + 0.600%) 1.24%, 2/15/58 GBP (b)(c)(f)	366

United Kingdom (USD) (3%)
320,000	Anglo American Capital PLC 144A, 3.63%, 5/14/20 (b)	325
280,000	Barclays Bank PLC, (3 mo. LIBOR USD + 0.460%) 2.80%, 1/11/21 (c)	281
275,000	Barclays PLC, 3.25%, 1/12/21	273
250,000	Imperial Brands Finance PLC 144A, 2.05%, 7/20/18 (b)	249
660,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.470%) 3.81%, 5/15/23 (c)	669
400,000	Santander UK PLC, 2.38%, 3/16/20	395
270,000	Standard Chartered PLC 144A, 2.10%, 8/19/19 (b)	266
		2,458

United States (USD) (56%)
300,000	AES Corp./VA, 4.00%, 3/15/21	302
165,000	American Express Credit Corp., 1.88%, 5/03/19	164
110,000	AmeriCredit Automobile Receivables Trust 2016-2, 2.87%, 11/08/21	110
130,000	Anthem Inc., 2.25%, 8/15/19	129
715,000	Ares Capital Corp., 3.63%, 1/19/22	700
245,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%) 3.54%, 3/26/21 (c)	246
195,000	Astoria Financial Corp., 3.50%, 6/08/20	194
250,000	AT&T Inc., 2.30%, 3/11/19	250
345,000	Athene Global Funding 144A, 2.75%, 4/20/20 (b)	341
130,000	AutoZone Inc., 1.63%, 4/21/19	129
135,000	Bank of America Corp., 2.15%, 11/09/20	132
270,000	Bank of America Corp., (3 mo. LIBOR USD + 0.630%) 2.33%, 10/01/21 (c)	264
450,000	Bank of America Corp., (3 mo. LIBOR USD + 0.660%) 2.37%, 7/21/21 (c)	442
275,000	Bank of America Corp., 2.63%, 4/19/21	270
615,000	Bank of America Corp., (3 mo. LIBOR USD + 1.000%) 3.36%, 4/24/23 (c)	624
570,000	BAT Capital Corp. 144A, 2.30%, 8/14/20 (b)	558
530,000	Becton Dickinson and Co., 2.13%, 6/06/19	525

Principal or Shares	Security Description	Value (000)

615,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 1/15/20	$606
80,000	Capital Auto Receivables Asset Trust 2016-2, 2.11%, 3/22/21	79
645,000	Capital One Financial Corp., (3 mo. LIBOR USD + 0.950%) 3.01%, 3/09/22 (c)	648
690,000	Capital One NA, 2.35%, 1/31/20	679
230,000	Cardinal Health Inc., 1.95%, 6/14/19	228
125,000	CBOE Global Markets Inc., 1.95%, 6/28/19	123
265,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	274
385,000	Citibank NA, 1.85%, 9/18/19	381
565,000	Citibank NA, 2.00%, 3/20/19	563
550,000	Citigroup Inc., 2.65%, 10/26/20	544
250,000	Citizens Bank NA/Providence RI, 2.20%, 5/26/20	244
250,000	Citizens Bank NA/Providence RI, 2.25%, 3/02/20	246
500,000	Compass Bank, 2.75%, 9/29/19	498
250,000	Constellation Brands Inc., 2.00%, 11/07/19	246
217,532	CSMC Trust 2013-IVR2 144A, 1.55%, 4/25/43 (b)(g)	210
340,000	CVS Health Corp., (3 mo. LIBOR USD + 0.720%) 2.78%, 3/09/21 (c)	343
340,000	CVS Health Corp., 3.13%, 3/09/20	340
240,000	DAE Funding LLC 144A, 4.00%, 8/01/20 (b)	239
920,000	Daimler Finance North America LLC 144A, 1.50%, 7/05/19 (b)	906
685,000	Dell International LLC/EMC Corp. 144A, 3.48%, 6/01/19 (b)	687
300,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (b)	306
70,000	Dell International LLC/EMC Corp. 144A, 5.88%, 6/15/21 (b)	72
375,000	Delta Air Lines Inc., 2.60%, 12/04/20	368
215,000	Delta Air Lines Inc., 2.88%, 3/13/20	214
300,000	Discover Bank, 2.60%, 11/13/18	300
255,000	Dollar Tree Inc., (3 mo. LIBOR USD + 0.700%) 3.06%, 4/17/20 (c)	256
140,000	Dominion Energy Inc., 2.58%, 7/01/20	138
420,000	Dominion Energy Inc., 2.96%, 7/01/19	419
265,000	DTE Energy Co., 1.50%, 10/01/19	259
230,000	Energy Transfer Equity LP, 4.25%, 3/15/23	223
145,000	EQT Corp., 2.50%, 10/01/20	141
335,000	Express Scripts Holding Co., 2.60%, 11/30/20	329
1,138,144	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.600%) 2.50%, 7/25/30 (c)	1,137
675,370	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%) 2.85%, 10/25/29 (c)	679
270,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%) 4.10%, 8/25/30 (c)	274
1,015,000	FHLB, 2.13%, 2/11/20	1,008
255,000	Fidelity & Guaranty Life Holdings Inc. 144A, 5.50%, 5/01/25 (b)	254
235,000	FirstCash Inc. 144A, 5.38%, 6/01/24 (b)	240
660,000	Ford Motor Credit Co. LLC, 2.02%, 5/03/19	653
200,000	Ford Motor Credit Co. LLC, 2.26%, 3/28/19	199

See notes to financial statements.

70   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

280,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.270%) 3.56%, 3/28/22 (c)	$285
350,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%) 3.59%, 2/15/23 (c)	350
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%) 6.50%, 12/25/42 (c)	265
244,726	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 7.950%) 9.85%, 5/25/25 (c)	299
243,526	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.750%) 12.65%, 3/25/25 (c)	334
249,849	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%) 13.15%, 10/25/29 (c)	280
445,000	FS Investment Corp., 4.25%, 1/15/20	444
300,000	GATX Corp., 2.50%, 7/30/19	298
370,000	General Motors Financial Co. Inc., 2.40%, 5/09/19	369
280,000	General Motors Financial Co. Inc., 2.65%, 4/13/20	277
615,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 0.930%) 3.27%, 4/13/20 (c)	621
580,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%) 3.90%, 1/14/22 (c)	595
135,000	Glencore Funding LLC 144A, 3.00%, 10/27/22 (b)	129
400,000	Glencore Funding LLC 144A, (3 mo. LIBOR USD + 1.360%) 3.71%, 1/15/19 (b)(c)	402
360,000	GM Financial Automobile Leasing Trust 2016-1, 3.24%, 3/20/20	361
640,000	Goldman Sachs Group Inc., 2.60%, 12/27/20	631
675,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	660
30,820	GSAMP Trust 2004-SEA2, (1 mo. LIBOR USD + 0.650%) 2.55%, 3/25/34 (c)	31
295,000	Hewlett Packard Enterprise Co. 144A, 2.10%, 10/04/19 (b)	291
460,000	Hewlett Packard Enterprise Co., 2.85%, 10/05/18	461
250,000	Huntington National Bank, 2.38%, 3/10/20	247
310,000	Hyundai Auto Receivables Trust 2016-B, 2.68%, 9/15/23	301
200,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	205
457,799	Invitation Homes 2018-SFR1 Trust 144A, (1 mo. LIBOR USD + 0.700%) 2.64%, 3/17/37 (b)(c)	457
80,000	iStar Inc., 4.63%, 9/15/20	80
280,000	JB Hunt Transport Services Inc., 2.40%, 3/15/19	279
444,949	JP Morgan Mortgage Trust 2017-1 144A, 3.50%, 1/25/47 (b)(g)	444
899,119	JP Morgan Mortgage Trust 2017-5 144A, 3.00%, 10/26/48 (b)(g)	895
520,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.680%) 2.69%, 6/01/21 (c)	523
150,000	JPMorgan Chase & Co., 6.30%, 4/23/19	155

Principal or Shares	Security Description	Value (000)

275,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	$274
255,000	Kinder Morgan Inc./DE, (3 mo. LIBOR USD + 1.280%) 3.63%, 1/15/23 (c)	259
55,120	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	58
350,000	Lennar Corp., 4.13%, 1/15/22	350
5,541	MASTR Asset Securitization Trust 2004-6, 5.00%, 7/25/19	6
240,000	Metropolitan Life Global Funding I 144A, 2.40%, 1/08/21 (b)	235
320,000	Molson Coors Brewing Co., 1.90%, 3/15/19	318
170,000	Moody’s Corp., 2.75%, 12/15/21	166
300,000	Morgan Stanley, 2.50%, 4/21/21	293
350,000	Morgan Stanley, (3 mo. LIBOR USD + 1.140%) 3.51%, 1/27/20 (c)	355
710,000	Morgan Stanley, (3 mo. LIBOR USD + 1.180%) 3.54%, 1/20/22 (c)	721
324,268	MVW Owner Trust 2017-1 144A, 2.42%, 12/20/34 (b)	316
400,000	Nabors Industries Inc., 4.63%, 9/15/21	393
411,569	New Residential Mortgage Loan Trust 2017-1 144A, 4.00%, 2/25/57 (b)(g)	417
861,498	New Residential Mortgage Loan Trust 2017-3 144A, 4.00%, 4/25/57 (b)(g)	871
846,392	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (b)(g)	859
290,000	Nuveen Finance LLC 144A, 2.95%, 11/01/19 (b)	289
125,000	Oasis Petroleum Inc., 6.88%, 1/15/23	129
590,000	ONEOK Inc., 4.25%, 2/01/22	601
110,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 2.50%, 6/15/19 (b)	109
400,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.20%, 7/15/20 (b)	399
210,000	Phillips 66, (3 mo. LIBOR USD + 0.600%) 2.61%, 2/26/21 (c)	210
270,000	QEP Resources Inc., 5.38%, 10/01/22	271
85,000	QEP Resources Inc., 6.88%, 3/01/21	92
193,268	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	170
765,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	803
180,000	Santander Drive Auto Receivables Trust 2015-2, 3.02%, 4/15/21	180
550,000	Santander Holdings USA Inc., 3.70%, 3/28/22	546
110,000	Sempra Energy, 2.40%, 2/01/20	109
105,000	Sempra Energy, (3 mo. LIBOR USD + 0.500%) 2.85%, 1/15/21 (c)	105
81,768	Sequoia Mortgage Trust 2013-1, 1.45%, 2/25/43 (g)	79
130,068	Sequoia Mortgage Trust 2013-4, 1.55%, 4/25/43 (g)	124
304,893	Sequoia Mortgage Trust 2017-CH2 144A, 4.00%, 12/25/47 (b)(g)	309
180,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	172
170,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	167
400,000	Southern California Edison Co., 1.85%, 2/01/22	391

See notes to financial statements.

Semi-Annual Report    71

Principal or Shares	Security Description	Value (000)

450,000	Springleaf Funding Trust 2017-A 144A, 2.68%, 7/15/30 (b)	$442
420,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	420
100,000	Starwood Property Trust Inc. 144A, 3.63%, 2/01/21 (b)	99
80,000	Sunoco LP/Sunoco Finance Corp. 144A, 4.88%, 1/15/23 (b)	79
555,000	SunTrust Bank/Atlanta GA, (3 mo. LIBOR USD + 0.298%) 2.59%, 1/29/21 (c)	550
130,000	Synchrony Financial, 2.60%, 1/15/19	130
220,000	Synchrony Financial, 3.00%, 8/15/19	220
120,000	Synchrony Financial, (3 mo. LIBOR USD + 1.230%) 3.58%, 2/03/20 (c)	122
376,000	U.S. Treasury Note, 1.25%, 8/31/19	370
532,000	U.S. Treasury Note, 1.25%, 10/31/19 (h)	523
2,110,000	U.S. Treasury Note, 2.00%, 1/31/20	2,094
4,645,000	U.S. Treasury Note, 2.25%, 3/31/20	4,625
120,000	United Continental Holdings Inc., 6.38%, 6/01/18	120
560,000	VEREIT Operating Partnership LP, 4.13%, 6/01/21	569
620,000	Verizon Communications Inc., (3 mo. LIBOR USD + 0.550%) 2.45%, 5/22/20 (c)	624
570,000	Verizon Communications Inc., (3 mo. LIBOR USD + 1.000%) 3.15%, 3/16/22 (c)	582
145,000	VFH Parent LLC/Orchestra Co-Issuer Inc. 144A, 6.75%, 6/15/22 (b)	151
240,000	ViaSat Inc. 144A, 5.63%, 9/15/25 (b)	230
56,520	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	57
160,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	162
330,000	Westlake Automobile Receivables Trust 2017-1 144A, 2.70%, 10/17/22 (b)	329
255,000	Whiting Petroleum Corp., 5.75%, 3/15/21	262
		55,808

Vietnam (USD) (1%)
500,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	527

Virgin Islands (British) (USD) (1%)
585,000	Sinopec Group Overseas Development 2017 Ltd. 144A, 2.38%, 4/12/20 (b)	574

Principal or Shares	Security Description	Value (000)

210,000	Want Want China Finance Ltd. 144A, 1.88%, 5/14/18 (b)	$210
		784
Total Bonds (Cost - $100,515)		99,764

Investment Company (1%)
1,054,792	Payden Cash Reserves Money Market Fund *
	(Cost - $1,055)	1,055
Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $38)		15

Total Investments, Before Options Written (Cost - $101,813) (101%)		101,041
Written Swaptions (0%) Total Written Swaptions (Cost - $(38))		(19)

Total Investments (Cost - $101,775) (101%)		101,022
Liabilities in excess of Other Assets (-1%)		(920)
Net Assets (100%)		$100,102

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At April 30, 2018, the total market value of the Fund’s securities on loan is $550 and the total market value of the collateral held by the Fund is $568. Amount in 000s.
(e)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(f)	Principal in foreign currency.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
2 Year Interest Rate Swap, 9/24/18, Pay Fixed 2.7385%	BNP PARIBAS	$13,100	09/24/2018	$15	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR

See notes to financial statements.

72   Payden Mutual Funds

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
5 Year Interest Rate Swap, 9/24/18, Pay Fixed 2.7825%	BNP PARIBAS	$5,500	09/24/2018	$(19)	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CAD 660	USD 513	Citibank, N.A.	06/26/2018	$2
COP 605,000	USD 213	State Street Bank & Trust Co.	05/11/2018	2
USD 243	EUR 197	Citibank, N.A.	05/08/2018	5
USD 525	CAD 660	Citibank, N.A.	06/26/2018	10
USD 511	NZD 709	Citibank, N.A.	06/26/2018	13
USD 443	GBP 314	HSBC Bank USA, N.A.	05/08/2018	10
USD 533	NOK 4,169	HSBC Bank USA, N.A.	05/15/2018	13
USD 761	EUR 618	HSBC Bank USA, N.A.	07/27/2018	9
USD 218	COP 605,000	State Street Bank & Trust Co.	05/11/2018	2
USD 201	BRL 701	State Street Bank & Trust Co.	05/16/2018	2

				68

Liabilities:
BRL 701	USD 211	State Street Bank & Trust Co.	05/16/2018	(11)
CAD 673	USD 532	HSBC Bank USA, N.A.	05/15/2018	(8)
IDR 11,143,000	USD 804	Barclays Bank PLC	07/24/2018	(11)
JPY 163,600	USD 1,549	State Street Bank & Trust Co.	06/14/2018	(48)
MYR 1,678	USD 434	Barclays Bank PLC	05/30/2018	(6)
NOK 4,169	USD 537	HSBC Bank USA, N.A.	05/15/2018	(17)
NOK 5,977	USD 759	HSBC Bank USA, N.A.	07/27/2018	(12)
NZD 709	USD 519	Citibank, N.A.	06/26/2018	(20)
RUB 12,520	USD 201	HSBC Bank USA, N.A.	05/17/2018	(3)
USD 524	CAD 673	HSBC Bank USA, N.A.	05/15/2018	—
ZAR 2,560	USD 211	HSBC Bank USA, N.A.	05/11/2018	(6)

				(142)

Net Unrealized Appreciation (Depreciation)				$(74)

See notes to financial statements.

Semi-Annual Report    73

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90-Day Eurodollar Future	112	Dec-18	$27,259	$(120)	$(120)
U.S. Treasury 2 Year Note Future	62	Jun-18	13,147	(27)	(27)

					(147)

Short Contracts:
90-Day Eurodollar Future	112	Dec-19	(27,168)	154	154
Euro-Bobl Future	3	Jun-18	(475)	(2)	(2)
Euro-Bund Future	16	Jun-18	(3,067)	(22)	(22)
U.S. Treasury 10 Year Note Future	11	Jun-18	(1,316)	6	6
U.S. Treasury 5 Year Note Future	60	Jun-18	(6,810)	21	21

					157

Total Futures					$10

Offsetting Asset and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$550
Non-cash Collateral[2]	(550)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

74   Payden Mutual Funds

The Fund seeks a high level of total return that is
consistent with preservation of capital by generally
investing in investment grade debt securities denominated
in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Portfolio Composition - percent of investments

Foreign Government	40%
Corporate	33%
Mortgage Backed	10%
U.S. Treasury	9%
Investment Company	5%
Other	3%

Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (99%)
Argentina (EUR) (0%)
140,000	Argentine Republic Government International Bond, 3.38%, 1/15/23	$168

Argentina (USD) (1%)
300,000	Argentine Republic Government International Bond, 4.63%, 1/11/23	287
280,000	Provincia de Buenos Aires/Argentina 144A, 5.75%, 6/15/19(a)	285
		572

Armenia (USD) (0%)
400,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20(a)	410

Australia (AUD) (1%)
450,000	Australia Government Bond, 1.75%, 11/21/20(b)	336
1,100,000	Australia Government Bond, 3.25%, 4/21/25(b)	861
		1,197

Australia (GBP) (1%)
400,000	Westfield America Management Ltd., 2.63%, 3/30/29(b)	546

Australia (USD) (0%)
250,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21(a)	270
190,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%) 3.76%, 11/28/28(a)(c)	177
90,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20(a)	89
		536

Austria (EUR) (0%)
120,000	Austria Government Bond 144A, 1.65%, 10/21/24(a)(b)	158
120,000	Austria Government Bond 144A, 2.40%, 5/23/34(a)(b)	172
50,000	Austria Government Bond 144A, 3.15%, 6/20/44(a)(b)	84
		414

Belgium (EUR) (1%)
100,000	Belgium Government Bond 144A, 0.80%, 6/22/25(a)(b)	124
400,000	Belgium Government Bond 144A, 1.00%, 6/22/31(a)(b)	481
60,000	Belgium Government Bond 144A, 1.60%, 6/22/47(a)(b)	72
250,000	Belgium Government Bond, 3.00%, 9/28/19(b)	317
		994

Bermuda (USD) (0%)
425,000	Bacardi Ltd. 144A, 4.45%, 5/15/25(a)(d)	424

Principal or Shares	Security Description	Value (000)
Brazil (USD) (0%)
270,000	Brazilian Government International Bond, 4.88%, 1/22/21	$279

Canada (CAD) (2%)
1,200,000	Canadian Government Bond, 2.25%, 6/01/25	936
380,000	Canadian Government Bond, 3.50%, 12/01/45	361
1,000,000	Canadian Government Bond, 3.75%, 6/01/19	796
350,000	Canadian Government Bond, 5.00%, 6/01/37	382
100,000	Canadian Government Bond, 5.75%, 6/01/29	104
		2,579

Canada (USD) (2%)
360,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25(a)	348
487,000	Cenovus Energy Inc., 6.75%, 11/15/39	555
356,000	Encana Corp., 3.90%, 11/15/21	359
200,000	Encana Corp., 6.63%, 8/15/37	244
405,000	Manulife Financial Corp., (5 yr. Swap Semi 30/360 US + 1.647%) 4.06%, 2/24/32(c)	391
		1,897

Cayman Islands (USD) (1%)
290,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%) 5.16%, 4/22/27(a)(c)	291
650,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.800%) 4.16%, 7/20/30(a)(c)	652
385,000	Madison Park Funding XIV Ltd. 144A, (3 mo. LIBOR USD + 1.120%) 3.48%, 7/20/26(a)(c)	386
380,000	Madison Park Funding XIV Ltd. 144A, (3 mo. LIBOR USD + 2.050%) 4.41%, 7/20/26(a)(c)	380
65,000	Seagate HDD Cayman, 4.88%, 3/01/24	64
		1,773

Chile (USD) (0%)
216,574	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	208

Colombia (USD) (0%)
420,000	Colombia Government International Bond, 3.88%, 4/25/27	406

Costa Rica (USD) (0%)
200,000	Costa Rica Government International Bond 144A, 4.25%, 1/26/23(a)	192

Dominica Republic (USD) (0%)
200,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25(a)	201

Egypt (EUR) (0%)
300,000	Egypt Government International Bond 144A, 4.75%, 4/16/26(a)	362

Semi-Annual Report    75

Principal or Shares	Security Description	Value (000)
Finland (EUR) (0%)
170,000	Finland Government Bond 144A, 2.75%, 7/04/28(a)(b)	$246

France (EUR) (4%)
510,000	France Government Bond OAT, 1.00%, 5/25/18(b)	616
350,000	France Government Bond OAT 144A, 1.25%, 5/25/36(a)(b)	420
1,120,000	France Government Bond OAT, 1.75%, 11/25/24(b)	1,480
1,390,000	France Government Bond OAT, 3.25%, 5/25/45(b)	2,311
		4,827

France (GBP) (1%)
300,000	AXA SA, (3 mo. LIBOR GBP + 3.270%) 5.63%, 1/16/54(b)(c)	466
150,000	Cie de Saint-Gobain, 4.63%, 10/09/29(b)	242
100,000	Cie de Saint-Gobain, 4.63%, 10/09/29(b)	161
		869

France (USD) (1%)
530,000	BPCE SA, (3 mo. LIBOR USD + 0.880%) 2.86%, 5/31/22(c)	536
500,000	Credit Agricole SA/London 144A, 3.25%, 10/04/24(a)	476
		1,012

Germany (EUR) (4%)
900,000	Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/26(b)	1,054
1,800,000	Bundesrepublik Deutschland Bundesanleihe, 0.50%, 2/15/26(b)	2,205
450,000	Bundesrepublik Deutschland Bundesanleihe, 1.25%, 8/15/48(b)	545
110,000	Bundesrepublik Deutschland Bundesanleihe, 3.25%, 7/04/42(b)	193
450,000	Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/04/34(b)	859
80,000	Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/04/40(b)	167
450,000	Volkswagen Leasing GmbH, 1.38%, 1/20/25(b)	548
		5,571

Hong Kong (USD) (1%)
715,000	ICBCIL Finance Co. Ltd. 144A, 2.38%, 5/19/19(a)	706

Iceland (EUR) (1%)
502,000	Islandsbanki HF, 1.75%, 9/07/20(b)	626
400,000	Landsbankinn HF, 1.63%, 3/15/21(b)	499
		1,125

Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28(a)	400

Indonesia (USD) (0%)
200,000	Indonesia Government International Bond 144A, 4.13%, 1/15/25(a)	200
310,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27(a)	302
		502

Principal or Shares	Security Description	Value (000)
Ireland (EUR) (1%)
100,000	Ireland Government Bond, 3.40%, 3/18/24(b)	$143
100,000	Johnson Controls International PLC, 1.00%, 9/15/23	121
390,000	Liberty Mutual Finance Europe DAC 144A, 1.75%, 3/27/24(a)	481
		745

Ireland (USD) (1%)
220,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	211
185,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	175
535,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21(a)	519
		905

Italy (EUR) (4%)
270,000	Assicurazioni Generali SPA, (3 mo. EURIBOR + 5.350%) 5.00%, 6/08/48(b)(c)	365
690,000	Italy Buoni Poliennali Del Tesoro, 4.50%, 8/01/18	844
1,180,000	Italy Buoni Poliennali Del Tesoro, 4.50%, 5/01/23	1,694
430,000	Italy Buoni Poliennali Del Tesoro, 5.00%, 8/01/39(b)	721
680,000	Italy Buoni Poliennali Del Tesoro, 5.25%, 11/01/29	1,099
		4,723

Japan (JPY) (15%)
567,400,000	Japan Government Ten Year Bond, 0.30%, 12/20/25	5,318
325,000,000	Japan Government Ten Year Bond, 0.80%, 9/20/23	3,116
375,000,000	Japan Government Ten Year Bond, 1.20%, 6/20/21	3,574
230,800,000	Japan Government Thirty Year Bond, 1.40%, 12/20/45	2,477
3,000,000	Japan Government Thirty Year Bond, 2.00%, 9/20/40	35
5,000,000	Japan Government Thirty Year Bond, 2.20%, 9/20/39	61
100,000,000	Japan Government Thirty Year Bond, 2.30%, 3/20/39	1,227
254,500,000	Japan Government Twenty Year Bond, 1.70%, 9/20/33	2,814
		18,622

Japan (USD) (1%)
620,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	606

Jersey (EUR) (0%)
400,000	Glencore Finance Europe Ltd., 1.88%, 9/13/23(b)	502

Jersey (GBP) (0%)
300,000	Heathrow Funding Ltd., 7.13%, 2/14/24(b)	513

Kenya (USD) (0%)
525,000	Kenya Government International Bond 144A, 5.88%, 6/24/19(a)	534

Luxembourg (EUR) (1%)
750,000	Allergan Funding SCS, 1.25%, 6/01/24	892

76   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Luxembourg (USD) (0%)
240,000	Allergan Funding SCS, 3.45%, 3/15/22	$236

Mexico (MXN) (0%)
5,500,000	Mexican Bonos, 6.50%, 6/10/21	287

Morocco (USD) (1%)
550,000	Morocco Government International Bond 144A, 4.25%, 12/11/22(a)	554

Netherlands (EUR) (1%)
300,000	Netherlands Government Bond 144A, 0.50%, 7/15/26(a)(b)	363
130,000	Netherlands Government Bond 144A, 2.25%, 7/15/22(a)(b)	173
130,000	Netherlands Government Bond 144A, 4.00%, 1/15/37(a)(b)	237
400,000	NN Group NV, (3 mo. EURIBOR + 4.950%) 4.63%, 1/13/48(b)(c)	540
220,000	Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24(b)	225
110,000	Teva Pharmaceutical Finance Netherlands II BV 144A, 4.50%, 3/01/25(a)	135
		1,673

Netherlands (USD) (2%)
200,000	ABN AMRO Bank NV, (5 yr. Swap Semi 30/360 US + 2.197%) 4.40%, 3/27/28(b)(c)	200
550,000	Cooperatieve Rabobank UA, 3.13%, 4/26/21	549
600,000	Mylan NV, 3.15%, 6/15/21	589
300,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	292
250,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	226
255,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	214
		2,070

New Zealand (USD) (1%)
750,000	ANZ New Zealand International Ltd./London 144A, 2.13%, 7/28/21(a)	720
250,000	BNZ International Funding Ltd./London 144A, 2.10%, 9/14/21(a)	240
		960

Panama (USD) (0%)
200,000	Panama Government International Bond, 3.88%, 3/17/28	197

Poland (PLN) (0%)
500,000	Poland Government Bond, 5.25%, 10/25/20	155

Romania (USD) (1%)
555,000	Romanian Government International Bond 144A, 4.38%, 8/22/23(a)	564

Saudi Arabia (USD) (1%)
450,000	Saudi Government International Bond 144A, 3.25%, 10/26/26(a)	416
600,000	Saudi Government International Bond 144A, 3.63%, 3/04/28(a)	562
700,000	Saudi Government International Bond 144A, 4.50%, 4/17/30(a)	692
		1,670

Principal or Shares	Security Description	Value (000)
Senegal (EUR) (0%)
450,000	Senegal Government International Bond 144A, 4.75%, 3/13/28(a)	$540

Senegal (USD) (0%)
295,000	Senegal Government International Bond 144A, 8.75%, 5/13/21(a)	329

Spain (EUR) (2%)
1,000,000	Spain Government Bond, 0.75%, 7/30/21	1,241
200,000	Spain Government Bond 144A, 1.95%, 4/30/26(a)(b)	260
600,000	Spain Government Bond 144A, 1.95%, 7/30/30(a)(b)	759
120,000	Spain Government Bond 144A, 2.90%, 10/31/46(a)(b)	164
500,000	Telefonica Emisiones SAU, 1.53%, 1/17/25(b)	620
		3,044

Sri Lanka (USD) (0%)
300,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22(a)	303
200,000	Sri Lanka Government International Bond 144A, 6.00%, 1/14/19(a)	203
		506

Switzerland (USD) (0%)
210,000	UBS Group Funding Switzerland AG 144A, 3.49%, 5/23/23(a)	206

Turkey (USD) (0%)
400,000	Turkey Government International Bond, 5.63%, 3/30/21	413

United Kingdom (EUR) (1%)
250,000	Anglo American Capital PLC, 1.63%, 9/18/25(b)	303
500,000	BP Capital Markets PLC, 1.08%, 6/26/25(b)	606
500,000	Nationwide Building Society, (5 yr. Euro Swap + 1.500%) 2.00%, 7/25/29(b)(c)	606
		1,515

United Kingdom (GBP) (4%)
300,000	Anglian Water Services Financing PLC, 2.63%, 6/15/27(b)	397
350,000	Barclays PLC, 3.25%, 2/12/27(b)	480
450,000	BP Capital Markets PLC, 1.18%, 8/12/23(b)	604
310,000	HSBC Bank PLC, (3 mo. LIBOR GBP + 1.500%) 5.38%, 11/04/30(c)	498
549,608	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%) 1.35%, 8/20/56(a)(c)	763
100,000	United Kingdom Gilt, 0.50%, 7/22/22(b)	135
260,000	United Kingdom Gilt, 4.25%, 12/07/55(b)	611
260,000	United Kingdom Gilt, 4.25%, 12/07/55(b)	612
470,000	United Kingdom Gilt, 4.75%, 12/07/38(b)	977
220,000	United Kingdom Gilt, 5.00%, 3/07/25(b)	378
		5,455

United Kingdom (USD) (2%)
230,000	Anglo American Capital PLC 144A, 4.75%, 4/10/27(a)	230
440,000	Barclays PLC, 3.68%, 1/10/23	435
670,000	HSBC Holdings PLC, 2.95%, 5/25/21	663
200,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	196
500,000	Santander UK Group Holdings PLC, (3 mo. LIBOR USD + 1.400%) 3.82%, 11/03/28(c)	470
		1,994

Semi-Annual Report    77

Principal or Shares	Security Description	Value (000)
United States (EUR) (3%)
150,000	Berkshire Hathaway Inc., 1.30%, 3/15/24	$187
450,000	Blackstone Holdings Finance Co. LLC 144A, 1.00%, 10/05/26(a)	530
400,000	General Motors Financial Co. Inc., 0.96%, 9/07/23(b)	482
150,000	McKesson Corp., 1.50%, 11/17/25	183
200,000	McKesson Corp., 1.63%, 10/30/26	244
400,000	Procter & Gamble Co., 1.25%, 10/25/29	481
650,000	Southern Power Co., 1.00%, 6/20/22	798
250,000	Verizon Communications Inc., 2.88%, 1/15/38	305
		3,210

United States (GBP) (0%)
110,000	Textron Inc., 6.63%, 4/07/20	164

United States (USD) (35%)
420,316	American Airlines 2016-1 Class B Pass-Through Trust, 5.25%, 1/15/24	435
390,000	American Equity Investment Life Holding Co., 5.00%, 6/15/27	388
350,000	Ares Capital Corp., 3.63%, 1/19/22	343
550,000	AT&T Inc., 3.60%, 2/17/23	548
630,000	Bank of America Corp., 7.75%, 5/14/38	859
200,000	Barrick North America Finance LLC, 7.50%, 9/15/38	258
135,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	132
500,000	Boise Cascade Co. 144A, 5.63%, 9/01/24(a)	509
300,000	Capital One Financial Corp., 4.75%, 7/15/21	312
350,000	Capital One NA, 2.40%, 9/05/19	347
480,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	497
549,150	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR USD + 1.250%) 3.17%, 12/17/33(a)(c)	554
255,000	CVS Health Corp., 3.70%, 3/09/23	254
250,000	CVS Health Corp., 4.78%, 3/25/38	248
540,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21(a)	550
325,000	Dell International LLC/EMC Corp. 144A, 8.35%, 7/15/46(a)	401
40,000	Delta Air Lines Inc., 2.88%, 3/13/20	40
90,000	Dignity Health, 3.13%, 11/01/22	89
300,000	Discover Bank, 3.10%, 6/04/20	299
545,875	Domino’s Pizza Master Issuer LLC 144A, 3.08%, 7/25/47(a)	530
387,075	Domino’s Pizza Master Issuer LLC 144A, (3 mo. LIBOR USD + 1.250%) 3.61%, 7/25/47(a)(c)	389
152,000	Dow Chemical Co., 9.40%, 5/15/39	239
320,000	Energy Transfer Partners LP, 6.50%, 2/01/42	340
430,000	EnLink Midstream Partners LP, 5.45%, 6/01/47	416
454,736	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.550%) 2.45%, 1/25/30(c)	455
450,247	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%) 2.85%, 10/25/29(c)	453
250,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%) 6.15%, 1/25/29(c)	285
330,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%) 6.15%, 4/25/29(c)	376
170,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.450%) 6.35%, 1/25/29(c)	191

Principal or Shares	Security Description	Value (000)

499,807	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%) 12.15%, 1/25/29(c)	$680
499,866	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.750%) 12.65%, 1/25/29(c)	659
740,000	FN, 2.50%, 15YR TBA(e)	720
1,200,000	FN, 3.00%, 15YR TBA(e)	1,190
1,170,000	FN, 3.00%, 30YR TBA(e)	1,129
560,000	FN, 3.50%, 30YR TBA(e)	556
1,830,000	FN, 4.00%, 30YR TBA(e)	1,864
1,310,000	FN, 4.50%, 30YR TBA(e)	1,365
530,174	FN AS4885, 3.50%, 5/01/45	528
430,000	Ford Motor Co., 4.35%, 12/08/26	423
400,000	Ford Motor Co., 4.75%, 1/15/43	358
470,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%) 3.59%, 2/15/23(c)	470
359,659	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.10%, 10/25/29(c)	364
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.300%) 3.20%, 4/25/29(c)	609
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 3.250%) 5.15%, 7/25/29(c)	271
110,000	FS Investment Corp., 4.25%, 1/15/20	110
720,000	G2, 3.50%, 30YR TBA(e)	721
350,000	General Motors Co., 6.25%, 10/02/43	375
750,000	Goldman Sachs Group Inc., 5.38%, 3/15/20	782
310,000	Goldman Sachs Group Inc., 6.75%, 10/01/37	377
27,200	GreenPoint Mortgage Funding Trust, (1 mo. LIBOR USD + 0.560%) 2.46%, 6/25/45(c)	26
500,000	HCA Inc., 5.38%, 2/01/25	499
385,000	International Lease Finance Corp., 5.88%, 4/01/19	395
375,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	414
525,000	KKR Group Finance Co. II LLC 144A, 5.50%, 2/01/43(a)	551
450,000	Meritage Homes Corp., 5.13%, 6/06/27	428
170,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39(a)	269
356,612	New Residential Mortgage Loan Trust 2017-2 144A, 4.00%, 3/25/57(a)(f)	361
485,000	Northwell Healthcare Inc., 4.26%, 11/01/47	468
150,000	Old Republic International Corp., 4.88%, 10/01/24	156
320,000	ONEOK Partners LP, 6.65%, 10/01/36	382
63,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39(a)	99
110,000	Prudential Financial Inc., (3 mo. LIBOR USD + 3.920%) 5.63%, 6/15/43(c)	115
240,000	QEP Resources Inc., 5.38%, 10/01/22	241
210,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 144A, 5.13%, 7/15/23(a)	212
380,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	399

78   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

110,000	Santander Holdings USA Inc., 2.65%, 4/17/20	$ 109
500,000	SLM Corp., 5.13%, 4/05/22	506
240,000	SM Energy Co., 6.13%, 11/15/22	244
330,000	Solvay Finance America LLC 144A, 3.40%, 12/03/20(a)	330
250,000	Sprint Communications Inc, 6.00%, 11/15/22	256
200,000	Synchrony Financial, 4.25%, 8/15/24	197
493,750	Taco Bell Funding LLC 144A, 3.83%, 5/25/46(a)	497
5,000,000	U.S. Treasury Bill, 0.86%, 6/07/18(g)	4,992
680,000	U.S. Treasury Bond, 2.25%, 8/15/46	572
2,850,000	U.S. Treasury Bond, 5.38%, 2/15/31	3,583
1,824,000	U.S. Treasury Note, 1.25%, 4/30/19(h)	1,805
1,600,000	U.S. Treasury Note, 1.63%, 2/15/26	1,456
500,000	Wells Fargo & Co., 5.38%, 11/02/43	538
215,000	Welltower, Inc., 4.95%, 1/15/21	223
240,000	Whiting Petroleum Corp., 5.75%, 3/15/21	246
		44,857

Uruguay (USD) (0%)
325,000	Uruguay Government International Bond,
	4.38%, 10/27/27	328
117,842	Uruguay Government International Bond,
	4.98%, 4/20/55	114
		442

Virgin Islands (British) (USD) (1%)
650,000	Sinopec Group Overseas Development 2016 Ltd.
	144A, 2.00%, 9/29/21(a)	619
Total Bonds (Cost - $126,800)		128,118

Principal or Shares	Security Description	Value (000)

Preferred Stock (0%)
120	Wells Fargo & Co., 7.50%
	(Cost - $154)	$154

Purchased Swaptions (0%) Total Purchased Swaptions (Cost - $48)		19

Investment Company (5%)
1,115,169	Payden Cash Reserves Money Market Fund *	1,115
504,885	Payden Floating Rate Fund, SI Class *	5,044
Total Investment Company (Cost - $6,162)		6,159

Total Investments, Before Swaptions Written (Cost - $133,164) (104%)		134,450

Written Swaptions (0%) Total Written Swaptions (Cost - $(48))		(24)

Total Investments (Cost - $133,116) (104%)		134,426
Liabilities in excess of Other Assets (-4%)		(5,668)

Net Assets (100%)		$128,758

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At April 30, 2018, the total market value of the Fund’s securities on loan is $424 and the total market value of the collateral held by the Fund is $438. Amounts in 000s.
(e)	Security was purchased on a delayed delivery basis.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(g)	Yield to maturity at time of purchase.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

  Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
2 Year Interest Rate Swap, 9/24/18, Pay Fixed 2.735%	BNP PARIBAS	$16,400	09/24/2018	$19	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR

Semi-Annual Report    79

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
5 Year Interest Rate Swap, 9/24/18, Pay Fixed 2.7825%	BNP PARIBAS	$6,800	09/24/2018	$(24)	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CAD 2,473	USD 1,921	Citibank, N.A.	06/26/2018	$8
COP 1,744,000	USD 614	State Street Bank & Trust Co.	05/11/2018	7
USD 19,393	JPY 2,062,500	Barclays Bank PLC	05/08/2018	516
USD 165	PLN 552	Barclays Bank PLC	05/21/2018	8
USD 1,246	AUD 1,618	BNP PARIBAS	05/08/2018	28
USD 18,618	EUR 15,121	Citibank, N.A.	05/08/2018	348
USD 371	EUR 300	Citibank, N.A.	05/08/2018	8
USD 1,968	CAD 2,473	Citibank, N.A.	06/26/2018	39
USD 1,915	NZD 2,656	Citibank, N.A.	06/26/2018	47
USD 9,094	GBP 6,452	HSBC Bank USA, N.A.	05/08/2018	209
USD 1,891	NOK 14,802	HSBC Bank USA, N.A.	05/15/2018	45
USD 2,930	EUR 2,380	HSBC Bank USA, N.A.	07/27/2018	36
USD 2,641	CAD 3,379	Royal Bank of Canada	05/08/2018	8
USD 12,161	EUR 9,876	State Street Bank & Trust Co.	05/08/2018	228
USD 860	EUR 700	State Street Bank & Trust Co.	05/08/2018	14
USD 627	COP 1,744,000	State Street Bank & Trust Co.	05/11/2018	6
USD 579	BRL 2,017	State Street Bank & Trust Co.	05/16/2018	4

				1,559

Liabilities:
BRL 2,017	USD 607	State Street Bank & Trust Co.	05/16/2018	(32)
CAD 2,390	USD 1,890	HSBC Bank USA, N.A.	05/15/2018	(28)
GBP 287	USD 400	HSBC Bank USA, N.A.	05/08/2018	(4)
IDR 35,863,000	USD 2,587	Barclays Bank PLC	07/24/2018	(34)
JPY 628,200	USD 5,944	State Street Bank & Trust Co.	06/14/2018	(180)
MYR 4,839	USD 1,250	Barclays Bank PLC	05/30/2018	(18)
NOK 14,802	USD 1,908	HSBC Bank USA, N.A.	05/15/2018	(62)
NOK 23,002	USD 2,921	HSBC Bank USA, N.A.	07/27/2018	(45)
NZD 2,656	USD 1,943	Citibank, N.A.	06/26/2018	(75)
RUB 40,350	USD 649	HSBC Bank USA, N.A.	05/17/2018	(10)
USD 288	MXN 5,440	Barclays Bank PLC	06/15/2018	(1)
USD 1,861	CAD 2,390	HSBC Bank USA, N.A.	05/15/2018	(1)
ZAR 7,370	USD 608	HSBC Bank USA, N.A.	05/11/2018	(17)

				(507)

Net Unrealized Appreciation (Depreciation)				$1,052

80   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
Euro-Schatz Future	54	Jun-18	$7,298	$7	$7
U.S. 10 Year Ultra Future	15	Jun-18	1,918	(17)	(17)
U.S. Treasury 10 Year Note Future	9	Jun-18	1,077	1	1
U.S. Treasury 5 Year Note Future	4	Jun-18	454	(4)	(4)
U.S. Ultra Bond Future	23	Jun-18	3,614	76	76

					63

Short Contracts:
Euro Buxl 30 Year Bond Future	6	Jun-18	(1,185)	(21)	(21)
Euro-Bobl Future	1	Jun-18	(158)	(1)	(1)
Euro-Bund Future	32	Jun-18	(6,134)	(61)	(61)
Euro-Oat Future	19	Jun-18	(3,529)	(45)	(45)
Long Gilt Future	35	Jun-18	(5,891)	(3)	(3)
U.S. Long Bond Future	16	Jun-18	(2,302)	(27)	(27)

					(158)

Total Futures					$(95)

  Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$424
Non-cash Collateral[2]	(424)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    81

The Fund seeks a high level of total return by generally

investing in below investment grade debt instruments and

income producing securities of emerging market countries

denominated in U.S. and foreign currencies with no limit

on the average portfolio maturity.

Portfolio Composition - percent of investments

Foreign Government	67%
Corporate	29%
Cash equivalent	4%

Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (97%)
Angola (USD) (0%)
2,955,000	Angolan Government International Bond 144A, 9.50%, 11/12/25 (a)	$3,330

Argentina (ARS) (1%)
132,275,000	Argentine Bonos del Tesoro, 18.20%, 10/03/21 ARS	6,271
54,000,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	2,458
		8,729

Argentina (USD) (7%)
14,512,500	Argentine Republic Government International Bond, 2.50%, 12/31/38	9,506
7,995,000	Argentine Republic Government International Bond, 5.63%, 1/26/22	8,083
4,185,000	Argentine Republic Government International Bond, 6.88%, 4/22/21	4,400
6,080,000	Argentine Republic Government International Bond, 6.88%, 1/11/48	5,413
5,110,000	Argentine Republic Government International Bond, 7.13%, 7/06/36	4,872
2,920,000	Argentine Republic Government International Bond 144A, 7.13%, 6/28/17 (a)	2,602
25,805,000	Argentine Republic Government International Bond, 7.50%, 4/22/26	27,108
6,125,000	Argentine Republic Government International Bond, 7.63%, 4/22/46	5,941
16,165,498	Argentine Republic Government International Bond, 8.28%, 12/31/33	17,418
2,470,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (a)	2,510
3,210,000	Provincia de Buenos Aires/Argentina 144A, 7.88%, 6/15/27 (a)(b)	3,266
2,010,000	Provincia de Cordoba 144A, 7.13%, 6/10/21 (a)	2,102
2,820,000	Rio Energy SA/UGEN SA/UENSA SA 144A, 6.88%, 2/01/25 (a)	2,757
1,870,000	Transportadora de Gas del Sur SA 144A, 6.75%, 5/02/25	1,871
		97,849

Armenia (USD) (0%)
5,631,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (a)	5,767

Azerbaijan (USD) (1%)
6,830,000	Republic of Azerbaijan International Bond 144A, 4.75%, 3/18/24 (a)	6,813
5,210,000	Southern Gas Corridor CJSC 144A, 6.88%, 3/24/26	5,707
		12,520

Principal or Shares	Security Description	Value (000)
Bahamas (USD) (1%)
10,220,000	Bahamas Government International Bond 144A, 6.00%, 11/21/28 (a)	$10,629

Belarus (USD) (0%)
5,960,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (a)	6,255

Bermuda (USD) (0%)
2,875,000	Digicel Ltd. 144A, 6.00%, 4/15/21 (a)	2,746

Bolivia (USD) (1%)
7,070,000	Bolivian Government International Bond 144A, 4.50%, 3/20/28	6,628

Brazil (BRL) (1%)
10,700,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21 BRL	3,208
28,845,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23 BRL	8,570
11,500,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/25 BRL	3,387
		15,165

Brazil (USD) (2%)
4,010,000	Banco BTG Pactual SA/Cayman Islands 144A, 4.00%, 1/16/20	3,940
6,015,000	Banco Nacional de Desenvolvimento Economico e Social 144A, 4.75%, 5/09/24 (a)	5,940
2,000,000	Brazilian Government International Bond, 5.00%, 1/27/45	1,735
2,855,000	Brazilian Government International Bond, 5.63%, 1/07/41 (b)	2,721
4,480,000	Brazilian Government International Bond, 5.63%, 2/21/47	4,227
6,360,000	Itau Unibanco Holding SA/Cayman Island 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.981%) 6.13%, 6/12/66 (a)(b)(c)	6,223
3,290,000	JBS USA LUX SA / JBS USA Finance Inc. 144A, 6.75%, 2/15/28	3,162
4,646,343	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/21 (a)	4,135
		32,083

Canada (USD) (0%)
200,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	201
3,025,000	Stoneway Capital Corp. 144A, 10.00%, 3/01/27 (a)	3,238
		3,439

Cayman Islands (USD) (1%)
5,370,000	Braskem Finance Ltd., 6.45%, 2/03/24	5,789

82   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,550,000	Energuate Trust 144A, 5.88%, 5/03/27 (a)(b)	$1,532
9,160,000	Lima Metro Line 2 Finance Ltd. 144A, 5.88%, 7/05/34 (a)	9,320
1,203,666	Odebrecht Drilling Norbe VIII/IX Ltd. 144A, 6.35%, 12/01/21 (a)	1,180
1,926,750	Odebrecht Drilling Norbe VIII/IX Ltd. 144A, 7.35%, 12/01/26 (a)	1,060
1,058,000	Odebrecht Oil & Gas Finance Ltd. 144A, 0.00%, 1/03/66 (a)	25
		18,906

Chile (USD) (2%)
3,710,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (a)	3,626
6,101,000	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (a)	6,138
3,080,000	Corp. Nacional del Cobre de Chile 144A, 3.63%, 8/01/27 (a)	2,937
4,720,428	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	4,532
4,291,315	Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 11/15/23	4,197
		21,430

Colombia (USD) (2%)
4,350,000	Colombia Government International Bond, 3.88%, 4/25/27	4,203
4,475,000	Colombia Government International Bond, 4.00%, 2/26/24	4,470
3,240,000	Colombia Government International Bond, 4.50%, 1/28/26	3,311
5,160,000	Colombia Government International Bond, 5.00%, 6/15/45	5,121
5,820,000	Colombia Government International Bond, 6.13%, 1/18/41	6,591
8,140,000	Colombia Government International Bond, 7.38%, 9/18/37	10,358
		34,054

Costa Rica (USD) (2%)
4,770,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	4,796
4,910,000	Banco Nacional de Costa Rica 144A, 4.88%, 11/01/18 (a)	4,922
2,820,000	Banco Nacional de Costa Rica 144A, 5.88%, 4/25/21 (a)	2,906
4,225,000	Costa Rica Government International Bond 144A, 7.00%, 4/04/44 (a)	4,230
5,590,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (a)	5,682
		22,536

Dominica Republic (USD) (3%)
2,485,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25 (a)	2,500
7,215,000	Dominican Republic International Bond 144A, 5.95%, 1/25/27 (a)	7,395
6,490,000	Dominican Republic International Bond 144A, 6.50%, 2/15/48	6,460

Principal or Shares	Security Description	Value (000)

1,945,000	Dominican Republic International Bond 144A, 6.60%, 1/28/24 (a)	$2,076
4,275,000	Dominican Republic International Bond 144A, 6.85%, 1/27/45 (a)	4,430
5,905,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (a)	6,413
6,995,000	Dominican Republic International Bond 144A, 7.45%, 4/30/44 (a)	7,695
		36,969

Ecuador (USD) (3%)
6,640,000	Ecuador Government International Bond 144A, 7.88%, 1/23/28 (a)	5,901
8,340,000	Ecuador Government International Bond 144A, 7.95%, 6/20/24 (a)	7,871
2,090,000	Ecuador Government International Bond, 7.95%, 6/20/24 (d)	1,972
4,760,000	Ecuador Government International Bond 144A, 8.75%, 6/02/23 (a)	4,683
5,900,000	Ecuador Government International Bond 144A, 8.88%, 10/23/27 (a)	5,583
5,135,000	Ecuador Government International Bond 144A, 9.65%, 12/13/26 (a)	5,077
5,170,000	Ecuador Government International Bond 144A, 10.75%, 3/28/22 (a)	5,474
		36,561

Egypt (USD) (2%)
2,870,000	Egypt Government International Bond 144A, 5.58%, 2/21/23	2,886
6,930,000	Egypt Government International Bond 144A, 7.50%, 1/31/27 (a)	7,332
7,370,000	Egypt Government International Bond 144A, 7.90%, 2/21/48	7,490
5,175,000	Egypt Government International Bond 144A, 8.50%, 1/31/47 (a)	5,560
		23,268

El Salvador (USD) (1%)
2,565,000	El Salvador Government International Bond 144A, 7.38%, 12/01/19 (a)	2,659
10,700,000	El Salvador Government International Bond 144A, 7.65%, 6/15/35 (a)(b)	11,181
4,095,000	El Salvador Government International Bond 144A, 8.63%, 2/28/29 (a)	4,689
		18,529

Georgia (GEL) (0%)
11,130,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	4,585

Georgia (USD) (2%)
4,645,000	BGEO Group JSC 144A, 6.00%, 7/26/23 (a)	4,691
10,005,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (a)(b)	10,795
2,030,000	Georgian Oil and Gas Corp. JSC 144A, 6.75%, 4/26/21 (a)	2,097
8,965,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	9,673
		27,256

Ghana (USD) (1%)
5,650,000	Ghana Government International Bond 144A, 9.25%, 9/15/22 (a)(b)	6,441

Semi-Annual Report    83

Principal or Shares	Security Description	Value (000)

8,485,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	$11,005
		17,446

Guatemala (USD) (0%)
2,730,000	Guatemala Government Bond 144A, 4.88%, 2/13/28	2,703

Honduras (USD) (1%)
2,070,000	Honduras Government International Bond 144A, 6.25%, 1/19/27 (a)	2,145
7,180,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (a)	7,866
		10,011

Hungary (USD) (2%)
11,980,000	Hungary Government International Bond, 5.38%, 3/25/24	12,902
7,990,000	Hungary Government International Bond, 5.75%, 11/22/23	8,731
		21,633

Indonesia (USD) (3%)
3,630,000	Indonesia Government International Bond 144A, 3.85%, 7/18/27 (a)(b)	3,504
7,720,000	Indonesia Government International Bond, 4.35%, 1/11/48 (b)	7,187
3,070,000	Indonesia Government International Bond 144A, 5.25%, 1/17/42 (a)	3,180
2,960,000	Indonesia Government International Bond 144A, 5.25%, 1/08/47 (a)	3,063
11,410,000	Indonesia Government International Bond 144A, 8.50%, 10/12/35 (a)	16,004
2,370,000	Indonesia Government International Bond, 8.50%, 10/12/35 (d)	3,324
2,940,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23	2,927
4,980,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (a)	4,855
		44,044

Ivory Coast (USD) (1%)
2,845,000	Ivory Coast Government International Bond 144A, 5.38%, 7/23/24 (a)	2,793
5,158,755	Ivory Coast Government International Bond 144A, 5.75%, 12/31/32 (a)	4,953
8,740,000	Ivory Coast Government International Bond 144A, 6.13%, 6/15/33 (a)	8,290
		16,036

Jamaica (USD) (0%)
2,290,000	Jamaica Government International Bond, 8.00%, 3/15/39 (b)	2,722

Jordan (USD) (1%)
3,950,000	Jordan Government International Bond 144A, 5.75%, 1/31/27 (a)	3,762
475,000	Jordan Government International Bond 144A, 6.13%, 1/29/26 (a)	466
8,380,000	Jordan Government International Bond 144A, 7.38%, 10/10/47 (a)	8,190
		12,418

Principal or Shares	Security Description	Value (000)
Kazakhstan (KZT) (1%)
2,550,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT	$7,751

Kazakhstan (USD) (2%)
4,085,000	Kazakhstan Government International Bond 144A, 6.50%, 7/21/45 (a)	4,880
6,600,000	Kazakhstan Temir Zholy National Co. JSC 144A, 4.85%, 11/17/27 (a)	6,559
6,745,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/19/47 (a)	6,470
4,700,000	KazMunayGas National Co. JSC 144A, 6.38%, 10/24/48	4,812
		22,721

Kenya (USD) (1%)
3,110,000	Kenya Government International Bond 144A, 7.25%, 2/28/28	3,217
4,450,000	Kenya Government International Bond 144A, 8.25%, 2/28/48	4,601
		7,818

Lebanon (USD) (2%)
4,075,000	Lebanon Government International Bond, 5.45%, 11/28/19	4,028
2,565,000	Lebanon Government International Bond, 6.00%, 1/27/23	2,432
3,810,000	Lebanon Government International Bond, 6.10%, 10/04/22	3,639
4,360,000	Lebanon Government International Bond, 6.20%, 2/26/25	4,016
2,455,000	Lebanon Government International Bond, 6.38%, 3/09/20	2,454
3,125,000	Lebanon Government International Bond, 6.60%, 11/27/26	2,835
1,725,000	Lebanon Government International Bond, 6.65%, 11/03/28	1,533
2,215,000	Lebanon Government International Bond, 6.75%, 11/29/27	2,004
7,800,000	Lebanon Government International Bond, 8.25%, 4/12/21 (d)	8,019
		30,960

Luxembourg (USD) (1%)
8,080,000	Adecoagro SA 144A, 6.00%, 9/21/27 (a)	7,494
1,630,000	MHP Lux SA 144A, 6.95%, 4/03/26	1,594
2,270,000	MHP SA 144A, 7.75%, 5/10/24 (a)	2,352
5,240,000	Nexa Resources SA 144A, 5.38%, 5/04/27 (a)	5,266
		16,706

Malaysia (MYR) (1%)
21,300,000	Malaysia Government Bond, 3.84%, 4/15/33 MYR	4,964
33,330,000	Malaysia Government Bond, 4.25%, 5/31/35 MYR	7,911
		12,875

Mexico (MXN) (0%)
32,700,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	1,286

Mexico (USD) (4%)
6,090,000	Cometa Energia SA de CV 144A, 6.38%, 4/24/35	5,991

84   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,559,347	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	$4,890
5,730,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (a)	5,501
5,170,000	Mexico City Airport Trust 144A, 5.50%, 7/31/47 (a)	4,621
4,660,000	Mexico Government International Bond, 4.15%, 3/28/27	4,606
4,230,000	Petroleos Mexicanos, 3.50%, 1/30/23	4,014
4,530,000	Petroleos Mexicanos, 4.88%, 1/24/22	4,615
1,373,000	Petroleos Mexicanos 144A, 6.35%, 2/12/48	1,266
2,420,000	Petroleos Mexicanos, 6.38%, 1/23/45	2,248
4,670,000	Petroleos Mexicanos, 6.50%, 3/13/27	4,842
2,630,000	Petroleos Mexicanos, 6.50%, 6/02/41	2,525
3,975,000	Petroleos Mexicanos, 6.63%, 6/15/35	3,959
9,469,000	Petroleos Mexicanos, 6.75%, 9/21/47	9,165
		58,243

Mongolia (USD) (2%)
4,785,000	Mongolia Government International Bond, 5.13%, 12/05/22 (d)	4,611
525,000	Mongolia Government International Bond 144A, 5.13%, 12/05/22 (a)	506
5,360,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	5,212
1,660,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	1,842
13,758,000	Mongolia Government International Bond 144A, 10.88%, 4/06/21 (a)	15,760
		27,931

Netherlands (USD) (2%)
2,670,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (a)	2,530
5,920,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	5,725
2,480,000	Nostrum Oil & Gas Finance BV 144A, 7.00%, 2/16/25	2,391
8,435,000	Petrobras Global Finance BV, 4.38%, 5/20/23	8,245
3,460,000	Petrobras Global Finance BV, 7.38%, 1/17/27	3,716
1,764,000	Petrobras Global Finance BV, 8.38%, 5/23/21	1,991
3,505,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	2,603
2,930,000	Teva Pharmaceutical Finance Netherlands III BV 144A, 6.75%, 3/01/28 (b)	2,899
		30,100

Nigeria (USD) (2%)
8,035,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	8,109
5,480,000	Nigeria Government International Bond 144A, 7.14%, 2/23/30	5,620
4,710,000	Nigeria Government International Bond 144A, 7.63%, 11/28/47 (a)	4,755
5,520,000	Nigeria Government International Bond 144A, 7.70%, 2/23/38	5,685
7,110,000	Nigeria Government International Bond 144A, 7.88%, 2/16/32 (a)	7,676
		31,845

Oman (USD) (3%)
1,400,000	Oman Government International Bond 144A, 3.63%, 6/15/21 (a)(b)	1,358

Principal or Shares	Security Description	Value (000)

2,820,000	Oman Government International Bond 144A, 3.88%, 3/08/22 (a)	$2,711
4,130,000	Oman Government International Bond 144A, 4.75%, 6/15/26 (a)	3,856
8,670,000	Oman Government International Bond 144A, 5.38%, 3/08/27 (a)	8,276
8,895,000	Oman Government International Bond 144A, 5.63%, 1/17/28 (a)	8,512
6,815,000	Oman Government International Bond 144A, 6.50%, 3/08/47 (a)	6,301
7,735,000	Oman Government International Bond 144A, 6.75%, 1/17/48 (a)	7,301
5,440,000	Oman Sovereign Sukuk SAOC 144A, 4.40%, 6/01/24 (a)	5,097
		43,412

Pakistan (USD) (1%)
5,175,000	Pakistan Government International Bond 144A, 6.88%, 12/05/27	4,860
4,265,000	Pakistan Government International Bond 144A, 8.25%, 4/15/24	4,449
5,645,000	Pakistan Government International Bond 144A, 8.25%, 9/30/25	5,878
		15,187

Panama (USD) (1%)
1,200,000	Panama Government International Bond, 4.50%, 4/16/50	1,160
11,370,000	Panama Government International Bond, 6.70%, 1/26/36	14,099
3,440,000	Panama Government International Bond, 9.38%, 4/01/29	4,911
		20,170

Peru (PEN) (1%)
15,320,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)	4,954
8,900,000	Peruvian Government International Bond 144A, 6.95%, 8/12/31 PEN (a)	3,098
		8,052

Peru (USD) (2%)
2,894,012	Abengoa Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	3,180
5,440,000	Peru LNG Srl 144A, 5.38%, 3/22/30 (b)	5,433
8,400,000	Peruvian Government International Bond, 5.63%, 11/18/50	9,862
5,990,000	Peruvian Government International Bond, 6.55%, 3/14/37	7,556
2,630,000	Petroleos del Peru SA 144A, 4.75%, 6/19/32 (a)	2,502
		28,533

Philippines (USD) (1%)
9,660,000	Philippine Government International Bond, 6.38%, 10/23/34	12,143

Russian Federation (RUB) (1%)
727,500,000	Russian Federal Bond - Ofz, 8.15%, 2/03/27 RUB	12,308

Russian Federation (USD) (2%)
6,400,000	Russian Foreign Bond - Eurobond, 4.75%, 5/27/26 (d)	6,511

Semi-Annual Report    85

Principal or Shares	Security Description	Value (000)

3,400,000	Russian Foreign Bond - Eurobond 144A, 4.88%, 9/16/23 (a)	$3,526
11,800,000	Russian Foreign Bond - Eurobond 144A, 5.25%, 6/23/47 (a)	11,465
4,000,000	Russian Foreign Bond - Eurobond 144A, 5.63%, 4/04/42 (a)	4,207
		25,709

Saint Lucia (USD) (0%)
3,084,502	Digicel International Finance Term Loan B 1L, (LIBOR USD 3-Month + 3.250%) 5.61%, 5/10/24 (e)	3,086

Saudi Arabia (USD) (1%)
8,180,000	Saudi Government International Bond 144A, 4.50%, 4/17/30	8,083
2,000,000	Saudi Government International Bond 144A, 5.00%, 4/17/49	1,923
		10,006

Senegal (USD) (1%)
9,200,000	Senegal Government International Bond 144A, 6.75%, 3/13/48	8,705
2,683,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	2,996
		11,701

Serbia (USD) (0%)
4,145,000	Serbia International Bond 144A, 7.25%, 9/28/21 (a)	4,585

Singapore (USD) (0%)
1,900,000	BOC Aviation Ltd. 144A, 3.88%, 4/27/26 (a)	1,817

South Africa (USD) (2%)
3,350,000	Eskom Holdings SOC Ltd. 144A, 5.75%, 1/26/21 (a)	3,347
3,360,000	Eskom Holdings SOC Ltd. 144A, 6.75%, 8/06/23 (a)	3,409
14,865,000	Republic of South Africa Government International Bond, 4.30%, 10/12/28	13,680
		20,436

South Africa (ZAR) (1%)
158,325,000	Republic of South Africa Government Bond, 6.50%, 2/28/41 ZAR	9,631
48,700,000	Republic of South Africa Government Bond, 8.75%, 2/28/48 ZAR	3,789
		13,420

Sri Lanka (USD) (1%)
2,475,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	2,500
5,830,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)	5,640
5,425,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (a)	5,513
		13,653

Turkey (USD) (4%)
2,160,000	Export Credit Bank of Turkey 144A, 5.88%, 4/24/19 (a)	2,193
1,650,000	TC Ziraat Bankasi AS 144A, 5.13%, 5/03/22 (a)	1,610
7,715,000	Turkey Government International Bond, 4.25%, 4/14/26	6,985

Principal or Shares	Security Description	Value (000)

8,475,000	Turkey Government International Bond, 5.63%, 3/30/21	$8,751
6,210,000	Turkey Government International Bond, 5.75%, 5/11/47	5,436
9,060,000	Turkey Government International Bond, 6.00%, 3/25/27	9,111
5,190,000	Turkey Government International Bond, 6.88%, 3/17/36	5,345
4,210,000	Turkey Government International Bond, 7.38%, 2/05/25	4,623
4,150,000	Turkey Government International Bond, 8.00%, 2/14/34	4,775
		48,829

Ukraine (USD) (3%)
3,015,000	Ukraine Government International Bond 144A, 0.00%, 5/31/40 (a)(f)	2,051
9,700,000	Ukraine Government International Bond 144A, 7.38%, 9/25/32 (a)	8,975
1,883,000	Ukraine Government International Bond 144A, 7.75%, 9/01/21 (a)	1,949
16,003,000	Ukraine Government International Bond 144A, 7.75%, 9/01/22 (a)	16,399
8,863,000	Ukraine Government International Bond 144A, 7.75%, 9/01/23 (a)	8,959
3,923,000	Ukraine Government International Bond 144A, 7.75%, 9/01/24 (a)	3,924
4,368,000	Ukraine Government International Bond 144A, 7.75%, 9/01/25 (a)	4,348
1,653,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	1,626
		48,231

United Arab Emirates (USD) (0%)
5,480,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	5,171

United Kingdom (IDR) (1%)
108,542,000,000	Standard Chartered Bank/Singapore (Indonesia Treasury Bond) 144A, 8.25%, 5/19/36 IDR (a)	8,379

United Kingdom (INR) (1%)
295,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.16%, 5/23/23 INR (a)	4,306
28,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.59%, 1/13/26 INR (a)	411
195,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.61%, 5/13/30 INR (a)(f)	2,821
43,000,000	Standard Chartered Bank/Singapore (India Government Bond), 9.34%, 8/27/24 INR	673
		8,211

United Kingdom (LKR) (1%)
1,264,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 10.75%, 3/03/21 LKR (a)	8,178

86   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

42,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 11.00%, 8/05/24 LKR (a)	$275
572,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 11.00%, 8/05/25 LKR (a)	3,771
		12,224

United Kingdom (USD) (0%)
4,680,000	Vedanta Resources PLC 144A, 6.13%, 8/09/24	4,514

United States (EGP) (2%)
62,400,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 9/13/18 EGP	3,331
153,600,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt), 0.00%, 11/08/18 EGP	8,024
140,000,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt), 0.00%, 11/08/18 EGP	7,314
73,000,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 12/13/18 EGP (a)	3,761
133,200,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 1/24/19 EGP (a)	6,731
		29,161

United States (GHS) (0%)
10,060,000	Citigroup Global Markets Holdings Inc. (Republic of Ghana) 144A, 24.75%, 3/03/21 GHS (a)(f)	2,667

United States (IDR) (0%)
30,300,000,000	Indonesia Treasury Bond 144A, 8.38%, 3/17/34 IDR (a)	2,375
13,700,000,000	Indonesia Treasury Bond 144A, 11.00%, 9/17/25 IDR (a)	1,213
		3,588

United States (NGN) (1%)
1,615,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Nigeria), 0.00%, 5/19/18 NGN	4,478
1,461,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Nigeria), 0.00%, 6/16/18 NGN	4,008
2,024,916,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Nigeria) 144A, 0.00%, 10/22/18 NGN	5,374
		13,860

United States (USD) (0%)
4,830,000	Terraform Global Operating LLC 144A, 6.13%, 3/01/26	4,902

Uruguay (USD) (2%)
11,630,525	Uruguay Government International Bond, 4.38%, 10/27/27	11,754
6,690,000	Uruguay Government International Bond, 4.98%, 4/20/55	6,456
10,784,580	Uruguay Government International Bond, 5.10%, 6/18/50	10,623
		28,833

Uruguay (UYU) (0%)
37,550,000	Uruguay Government International Bond 144A, 8.50%, 3/15/28 UYU (a)	1,265

Principal or Shares	Security Description	Value (000)

49,300,000	Uruguay Government International Bond 144A, 9.88%, 6/20/22 UYU (a)	$1,809
		3,074

Venezuela (USD) (1%)
6,975,000	Petroleos de Venezuela SA, 5.38%, 4/12/27 (g)(h)	1,859
6,620,000	Petroleos de Venezuela SA 144A, 6.00%, 11/15/26 (a)(g)(h)	1,694
1,837,500	Petroleos de Venezuela SA 144A, 8.50%, 10/27/20 (a)	1,600
5,540,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (d)(g)(h)	1,690
2,640,000	Venezuela Government International Bond, 7.00%, 3/31/38 (g)(h)	799
8,494,000	Venezuela Government International Bond, 7.65%, 4/21/25 (g)(h)	2,442
4,385,000	Venezuela Government International Bond, 7.75%, 10/13/19 (g)(h)	1,316
9,890,000	Venezuela Government International Bond, 9.25%, 9/15/27 (g)(h)	3,115
		14,515

Virgin Islands (British) (USD) (3%)
28,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (d)	26,308
3,210,000	Arcos Dorados Holdings Inc. 144A, 5.88%, 4/04/27 (a)(b)	3,226
2,010,000	Central American Bottling Corp. 144A, 5.75%, 1/31/27 (a)	2,064
5,540,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 3.50%, 5/03/26 (a)	5,279
		36,877

Zambia (USD) (1%)
5,730,000	Zambia Government International Bond 144A, 5.38%, 9/20/22 (a)	5,263
2,115,000	Zambia Government International Bond 144A, 8.50%, 4/14/24 (a)	2,142
5,070,000	Zambia Government International Bond 144A, 8.97%, 7/30/27 (a)	5,106
		12,511
Total Bonds (Cost - $1,381,628)		1,354,248
Investment Company (5%)
60,948,946	Payden Cash Reserves Money Market Fund * (Cost - $60,949)	60,949

Total Investments (Cost - $1,442,577) (102%)		1,415,197
Liabilities in excess of Other Assets (-2%)		(23,777)

Net Assets (100%)		$1,391,420

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	All or a portion of these securities are on loan. At April 30, 2018, the total market value of the Fund’s securities on loan is $31,260 and the total market value of the collateral held by the Fund is $32,512. Amounts in 000s.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(d)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Semi-Annual Report    87

(e)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Non-income producing security.

  Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
COP 19,213,000	USD 6,735	HSBC Bank USA, N.A.	06/20/2018	$99
KZT 1,514,000	USD 4,398	Barclays Bank PLC	06/13/2018	185
KZT 757,000	USD 2,200	Barclays Bank PLC	06/13/2018	91
MYR 34,338	USD 8,128	Barclays Bank PLC	05/10/2018	621
USD 8,873	MYR 34,338	Barclays Bank PLC	05/10/2018	124
USD 8,595	INR 566,320	Barclays Bank PLC	06/14/2018	150
USD 6,946	HUF 1,734,000	Barclays Bank PLC	06/22/2018	248
USD 6,894	COP 19,213,000	HSBC Bank USA, N.A.	06/20/2018	59
USD 7,028	ILS 24,539	HSBC Bank USA, N.A.	07/13/2018	180

				1,757

Liabilities:
HUF 1,734,000	USD 6,875	Barclays Bank PLC	06/22/2018	(178)
IDR 100,331,000	USD 7,305	HSBC Bank USA, N.A.	05/31/2018	(118)
ILS 24,539	USD 7,021	HSBC Bank USA, N.A.	07/13/2018	(173)
PEN 6,910	USD 2,142	BNP PARIBAS	07/20/2018	(23)
USD 1,913	KZT 636,000	BNP PARIBAS	06/13/2018	(12)
USD 1,517	KZT 504,000	HSBC Bank USA, N.A.	06/13/2018	(9)
USD 9,052	BRL 31,784	State Street Bank & Trust Co.	05/16/2018	(6)

				(519)

Net Unrealized Appreciation (Depreciation)				$1,238

  Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$31,260
Non-cash Collateral[2]	(31,260)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

88   Payden Mutual Funds

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.

Portfolio Composition - percent of investments
Foreign Government	78%
Corporate	21%
Cash equivalent	1%

Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (97%)
Argentina (ARS) (1%)
12,050,000	Argentine Bonos del Tesoro, 15.50%, 10/17/26 ARS	$557
6,340,000	Argentine Bonos del Tesoro, 16.00%, 10/17/23 ARS	294
22,368,000	Argentine Bonos del Tesoro, 18.20%, 10/03/21 ARS	1,060
8,765,600	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	399
		2,310
Brazil (BRL) (9%)
955,000	Brazil Notas do Tesouro Nacional Serie B, 18.09%, 8/15/26 BRL	912
9,337,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21 BRL	2,799
28,946,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23 BRL	8,600
22,852,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/25 BRL	6,730
		19,041
Chile (CLP) (1%)
855,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/01/26 CLP	1,399
895,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.00%, 3/01/35 CLP	1,470
79,000,000	Republic of Chile, 5.50%, 8/05/20 CLP	134
		3,003
Colombia (COP) (7%)
540,000,000	Colombia Government International Bond, 7.75%, 4/14/21 COP	203
2,700,000,000	Colombian TES, 6.00%, 4/28/28 COP	933
7,545,000,000	Colombian TES, 7.00%, 5/04/22 COP	2,847
3,900,000,000	Colombian TES, 7.50%, 8/26/26 COP	1,505
5,870,000,000	Colombian TES, 7.75%, 9/18/30 COP	2,299
9,849,000,000	Colombian TES, 10.00%, 7/24/24 COP	4,245
900,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 COP (a)	336
1,380,000,000	Empresa de Telecomunicaciones de Bogota 144A, 7.00%, 1/17/23 COP (a)	409
1,245,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 COP (a)	453
1,036,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 2/01/21 COP (a)	383
1,585,000,000	Financiera de Desarrollo Territorial SA Findeter
	144A, 7.88%, 8/12/24 COP (a)	586
		14,199
Czech Republic (CZK) (0%)
16,400,000	Czech Republic Government Bond, 0.95%, 5/15/30 CZK	692

Principal or Shares	Security Description	Value (000)
Dominica Republic (DOP) (1%)
78,400,000	Dominican Republic International Bond 144A, 8.90%, 2/15/23 DOP (a)	$1,640
Georgia (GEL) (0%)
1,990,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	820
Hungary (HUF) (3%)
104,000,000	Hungary Government Bond, 2.50%, 10/27/21 HUF	423
650,000,000	Hungary Government Bond, 3.00%, 10/27/27 HUF	2,612
187,000,000	Hungary Government Bond, 5.50%, 6/24/25 HUF	885
154,000,000	Hungary Government Bond, 6.00%, 11/24/23 HUF	737
488,610,000	Hungary Government Bond, 7.00%, 6/24/22 HUF	2,332
		6,989
Indonesia (IDR) (5%)
37,500,000,000	Indonesia Treasury Bond, 5.63%, 5/15/23 IDR	2,612
22,500,000,000	Indonesia Treasury Bond 144A, 7.50%, 12/11/20 IDR (a)	1,601
21,440,000,000	Indonesia Treasury Bond 144A, 7.70%, 1/31/21
	IDR (a)	1,549
24,700,000,000	Indonesia Treasury Bond, 8.25%, 6/15/32 IDR	1,913
12,926,000,000	Indonesia Treasury Bond, 8.25%, 5/15/36 IDR	998
16,400,000,000	Indonesia Treasury Bond, 8.38%, 3/15/24 IDR	1,267
15,600,000,000	Indonesia Treasury Bond, 8.38%, 9/15/26 IDR	1,215
4,500,000,000	Indonesia Treasury Bond, 8.38%, 3/15/34 IDR	353
		11,508
Kazakhstan (KZT) (1%)
620,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	1,884
Luxembourg (BRL) (1%)
6,650,000	Swiss Insured Brazil Power Finance Sarl 144A, 9.85%, 7/16/32 BRL (a)	1,946
Malaysia (MYR) (5%)
2,890,000	Malaysia Government Bond, 3.84%, 4/15/33 MYR	673
6,510,000	Malaysia Government Bond, 3.89%, 3/15/27 MYR	1,628
2,705,000	Malaysia Government Bond, 4.18%, 7/15/24 MYR	693
14,000,000	Malaysia Government Bond, 4.25%, 5/31/35 MYR	3,323
10,090,000	Malaysia Government Bond, 4.39%, 4/15/26 MYR	2,617

Semi-Annual Report    89

Principal or Shares	Security Description	Value (000)

2,560,000	Malaysia Government Bond, 4.50%, 4/15/30 MYR	$651
		9,585
Mexico (MXN) (7%)
72,300	America Movil SAB de CV, 6.45%, 12/05/22 MXN	360
10,700,000	Comision Federal de Electricidad, 7.35%, 11/25/25 MXN	526
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	286
16,300,000	Mexican Bonos, 5.75%, 3/05/26 MXN	785
27,400,000	Mexican Bonos, 7.75%, 5/29/31 MXN	1,487
18,220,000	Mexican Bonos, 7.75%, 11/23/34 MXN	988
46,500,000	Mexican Bonos, 7.75%, 11/13/42 MXN	2,514
50,000,000	Mexican Bonos, 8.00%, 11/07/47 MXN	2,777
28,800,000	Mexican Bonos, 8.50%, 5/31/29 MXN	1,653
16,803,100	Mexican Bonos, 10.00%, 12/05/24 MXN	1,023
9,200,000	Petroleos Mexicanos, 7.19%, 9/12/24 MXN	444
16,240,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 MXN (a)	841
		13,684
Peru (PEN) (3%)
3,000,000	Banco de Credito del Peru 144A, 4.85%, 10/30/20 PEN (a)	929
5,940,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)	1,921
3,990,000	Republic of Peru 144A, 5.70%, 8/12/24 PEN (a)	1,310
3,405,000	Republic of Peru 144A, 6.35%, 8/12/28 PEN (a)	1,138
500,000	Republic of Peru 144A, 6.90%, 8/12/37 PEN (a)	170
4,030,000	Republic of Peru 144A, 6.95%, 8/12/31 PEN (a)	1,403
1,026,000	Republic of Peru 144A, 8.20%, 8/12/26 PEN (a)	384
		7,255
Poland (PLN) (9%)
4,500,000	Poland Government Bond, 2.00%, 4/25/21 PLN	1,291
4,050,000	Poland Government Bond, 5.25%, 10/25/20 PLN	1,257
3,060,000	Poland Government Bond, 5.75%, 10/25/21 PLN	984
10,300,000	Poland Government Bond, 5.75%, 9/23/22 PLN	3,365
7,005,000	Republic of Poland Government Bond, 1.75%, 7/25/21 PLN	1,993
3,000,000	Republic of Poland Government Bond, 2.25%, 4/25/22 PLN	859
10,100,000	Republic of Poland Government Bond, 2.50%, 1/25/23 PLN	2,897
3,600,000	Republic of Poland Government Bond, 2.50%, 7/25/27 PLN	982
8,549,000	Republic of Poland Government Bond, 3.25%, 7/25/25 PLN	2,500
11,500,000	Republic of Poland Government Bond, 4.00%, 10/25/23 PLN	3,528
		19,656
Romania (RON) (2%)
4,400,000	Romania Government Bond, 3.50%, 12/19/22 RON	1,111

Principal or Shares	Security Description	Value (000)

8,190,000	Romania Government Bond, 5.80%, 7/26/27 RON	$2,318
4,350,000	Romania Government Bond, 5.85%, 4/26/23 RON	1,211
		4,640
Russian Federation (RUB) (8%)
155,600,000	Russian Federal Bond - OFZ, 7.00%, 1/25/23 RUB	2,503
514,800,000	Russian Federal Bond - OFZ, 7.05%, 1/19/28 RUB	8,133
100,320,000	Russian Federal Bond - OFZ, 7.60%, 4/14/21 RUB	1,639
331,000,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27 RUB	5,600
		17,875
South Africa (ZAR) (10%)
96,800,000	Republic of South Africa, 6.25%, 3/31/36 ZAR	5,964
75,580,019	Republic of South Africa, 6.50%, 2/28/41 ZAR	4,597
70,380,000	Republic of South Africa, 7.00%, 2/28/31 ZAR	4,933
32,000,000	Republic of South Africa, 8.88%, 2/28/35 ZAR	2,566
25,775,000	Republic of South Africa Government Bond, 8.75%, 2/28/48 ZAR	2,005
6,800,000	Republic of South Africa Government Bond, 10.50%, 12/21/26 ZAR	623
11,200,000	Transnet SOC Ltd. 144A, 9.50%, 5/13/21 ZAR (a)	896
		21,584
Thailand (THB) (4%)
73,000,000	Thailand Government Bond, 3.40%, 6/17/36 THB	2,404
19,100,000	Thailand Government Bond, 3.63%, 6/16/23 THB	654
170,000	Thailand Government Bond, 3.65%, 12/17/21 THB	6
145,800,000	Thailand Government Bond, 4.88%, 6/22/29 THB	5,574
		8,638
Turkey (TRY) (6%)
2,734,043	Turkey Government Bond, 3.00%, 2/23/22 TRY	672
7,200,000	Turkey Government Bond, 7.10%, 3/08/23 TRY	1,417
225,000	Turkey Government Bond, 7.40%, 2/05/20 TRY	50
2,100,000	Turkey Government Bond, 8.00%, 3/12/25 TRY	416
13,250,000	Turkey Government Bond, 8.80%, 9/27/23 TRY	2,791
3,070,000	Turkey Government Bond, 9.00%, 7/24/24 TRY	651
4,250,000	Turkey Government Bond, 9.40%, 7/08/20 TRY	961
2,550,000	Turkey Government Bond, 9.50%, 1/12/22 TRY	562
3,420,000	Turkey Government Bond, 10.40%, 3/20/24 TRY	776
11,770,000	Turkey Government Bond, 10.60%, 2/11/26 TRY	2,657
4,660,000	Turkey Government Bond, 11.00%, 3/02/22 TRY	1,075
		12,028
United Kingdom (IDR) (2%)
17,000,000,000	Standard Chartered Bank (Indonesia Government Bond) 144A, 8.25%, 5/15/36 IDR (a)	1,312

90   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

23,400,000,000	Standard Chartered Bank/Singapore (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)	$1,834
		3,146
United Kingdom (INR) (1%)
55,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.59%, 1/13/26 INR (a)	807
85,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.61%, 5/13/30 INR (a)(b)	1,230
39,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 8.83%, 11/29/23 INR (a)	610
13,000,000	Standard Chartered Bank/Singapore (India Government Bond), 9.34%, 8/27/24 INR	204
		2,851
United Kingdom (LKR) (1%)
281,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 10.75%, 3/03/21 LKR (a)	1,818
70,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 11.00%, 8/05/24 LKR (a)	459
		2,277
United Kingdom (NGN) (1%)
465,000,000	HSBC Bank PLC (Federal Republic of Nigeria) 144A, 0.00%, 11/05/18 NGN (a)	1,225
United States (EGP) (3%)
9,700,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 9/13/18 EGP (a)	518
28,000,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt), 0.00%, 11/08/18 EGP	1,463
24,100,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt), 0.00%, 11/08/18 EGP	1,259
11,400,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 12/13/18 EGP (a)	587
34,200,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 1/24/19 EGP (a)	1,728
		5,555
United States (GHS) (0%)
1,500,000	Citigroup Global Markets Holdings Inc. (Republic of Ghana) 144A, 24.75%, 3/03/21 GHS (a)(b)	398
United States (IDR) (3%)
5,500,000,000	Indonesia Treasury Bond 144A, 8.38%, 3/19/24 IDR (a)	425
18,740,000,000	Indonesia Treasury Bond 144A, 8.38%, 9/17/26 IDR (a)	1,460
10,000,000,000	Indonesia Treasury Bond 144A, 8.75%, 5/19/31 IDR (a)	809

Principal or Shares	Security Description	Value (000)

49,194,000,000	Indonesia Treasury Bond 144A, 9.50%, 7/17/31 IDR (a)	$4,170
4,000,000,000	Indonesia Treasury Bond 144A, 11.00%, 9/17/25 IDR (a)	354
		7,218
United States (NGN) (1%)
347,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Nigeria), 0.00%, 5/19/18 NGN	962
368,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Nigeria), 0.00%, 6/16/18 NGN	1,010
		1,972
United States (UAH) (1%)
56,000,000	Citigroup Global Markets Holdings Inc. (Republic of Ukrain) 144A, 13.41%, 10/17/22 UAH (a)	2,081
Uruguay (UYU) (1%)
10,970,000	Uruguay Government International Bond 144A, 8.50%, 3/15/28 UYU (a)	369
18,200,000	Uruguay Government International Bond 144A, 9.88%, 6/20/22 UYU (a)	668
		1,037
Total Bonds (Cost - $217,115)		206,737

Investment Company (1%)
1,683,861	Payden Cash Reserves Money Market Fund * (Cost - $1,684)	1,684

Total Investments (Cost - $218,799) (98%)		208,421
Other Assets, net of Liabilities (2%)		3,389

Net Assets (100%)		$211,810

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

Semi-Annual Report    91

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
COP 8,211,000	USD 2,879	HSBC Bank USA, N.A.	06/20/2018	$ 42
KZT 408,000	USD 1,185	Barclays Bank PLC	06/13/2018	50
KZT 204,000	USD 593	Barclays Bank PLC	06/13/2018	25
MXN 139,300	USD 7,375	Barclays Bank PLC	06/15/2018	19
MYR 23,897	USD 5,657	Barclays Bank PLC	05/10/2018	432
MYR 7,034	USD 1,723	Barclays Bank PLC	05/10/2018	70
THB 246,250	USD 7,819	Barclays Bank PLC	07/25/2018	5
USD 1,108	MYR 4,317	Barclays Bank PLC	05/10/2018	8
USD 551	RUB 33,830	Barclays Bank PLC	05/18/2018	15
USD 2,968	INR 195,560	Barclays Bank PLC	06/14/2018	52
USD 571	HUF 142,500	Barclays Bank PLC	06/22/2018	20
USD 1,090	COP 3,037,000	HSBC Bank USA, N.A.	06/20/2018	9
USD 1,637	ILS 5,716	HSBC Bank USA, N.A.	07/13/2018	42
				789
Liabilities:
ARS 16,130	USD 774	BNP PARIBAS	06/27/2018	(24)
BRL 3,926	USD 1,182	State Street Bank & Trust Co.	05/16/2018	(63)
CLP 1,360,500	USD 2,278	BNP PARIBAS	06/12/2018	(60)
CZK 167,580	USD 8,163	BNP PARIBAS	06/28/2018	(230)
HUF 855,600	USD 3,392	Barclays Bank PLC	06/22/2018	(88)
IDR 29,077,000	USD 2,117	HSBC Bank USA, N.A.	05/31/2018	(34)
ILS 5,716	USD 1,635	HSBC Bank USA, N.A.	07/13/2018	(40)
PEN 4,713	USD 1,461	BNP PARIBAS	07/20/2018	(16)
PLN 6,870	USD 2,057	Barclays Bank PLC	05/21/2018	(99)
RUB 33,830	USD 592	Barclays Bank PLC	05/18/2018	(56)
TRY 11,043	USD 2,737	Barclays Bank PLC	06/22/2018	(63)
USD 1,148	TRY 4,749	Barclays Bank PLC	06/22/2018	(3)
USD 514	KZT 171,000	BNP PARIBAS	06/13/2018	(3)
USD 409	KZT 135,800	HSBC Bank USA, N.A.	06/13/2018	(2)
USD 1,118	BRL 3,926	State Street Bank & Trust Co.	05/16/2018	(1)

				(782)
Net Unrealized Appreciation (Depreciation)				$ 7

See notes to financial statements.

92   Payden Mutual Funds

The Fund seeks a high level of total return by generally investing in below investment grade corporate debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Corporate	85%
Foreign Government	6%
Cash equivalent	9%

Schedule of Investments - April 30, 2018 (Unaudited)
Principal or Shares	Security Description	Value (000)
Bonds (95%)
Argentina (ARS) (0%)
2,000,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	$91
Argentina (USD) (3%)
405,000	Argentine Republic Government International Bond, 6.88%, 4/22/21	426
220,000	Capex SA 144A, 6.88%, 5/15/24 (a)	222
200,000	Generacion Mediterranea SA / Generacion Frias SA / Central Termica Roca SA 144A, 9.63%, 7/27/23 (a)	218
180,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (a)	183
200,000	Rio Energy SA/UGEN SA/UENSA SA 144A, 6.88%, 2/01/25 (a)	195
220,000	Transportadora de Gas del Sur SA 144A, 6.75%, 5/02/25 (a)	220
		1,464
Bahamas (USD) (1%)
200,000	Bahamas Government International Bond 144A, 6.00%, 11/21/28 (a)	208
Bermuda (USD) (4%)
200,000	CBQ Finance Ltd. 144A, 7.50%, 11/18/19 (a)	210
205,000	Digicel Group Ltd. 144A, 8.25%, 9/30/20 (a)	184
425,000	Digicel Ltd. 144A, 6.00%, 4/15/21 (a)	406
450,000	Geopark Ltd. 144A, 6.50%, 9/21/24 (a)	449
200,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (a)	206
205,000	Ooredoo International Finance Ltd. 144A, 7.88%, 6/10/19 (a)	215
		1,670
Brazil (BRL) (1%)
980,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23 BRL	291
Brazil (USD) (3%)
225,000	Banco BTG Pactual SA/Cayman Islands 144A, 4.00%, 1/16/20 (a)	221
200,000	Banco Nacional de Desenvolvimento Economico e Social 144A, 4.75%, 5/09/24 (a)	198
230,000	Itau Unibanco Holding SA/Cayman Island 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.981%) 6.13%, 6/12/66 (a)(b)	225
210,000	JBS USA LUX SA / JBS USA Finance Inc. 144A, 6.75%, 2/15/28 (a)	202
589,257	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/21 (a)	524
		1,370

Principal or Shares	Security Description	Value (000)
Canada (USD) (3%)
200,000	Air Canada 2013-1 Class C Pass-Through Trust 144A, 6.63%, 5/15/18 (a)	$201
420,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	423
200,000	First Quantum Minerals Ltd. 144A, 6.88%, 3/01/26 (a)	190
225,000	First Quantum Minerals Ltd. 144A, 7.00%, 2/15/21 (a)	226
200,000	Stoneway Capital Corp. 144A, 10.00%, 3/01/27 (a)	214
220,000	Valeant Pharmaceuticals International Inc. 144A, 9.00%, 12/15/25 (a)	224
		1,478
Cayman Islands (USD) (9%)
200,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (a)	198
205,000	Alibaba Group Holding Ltd., 4.50%, 11/28/34	209
462,000	Baidu Inc., 3.50%, 11/28/22	455
295,000	Braskem Finance Ltd. 144A, 5.38%, 5/02/22 (a)	304
205,000	Dar Al-Arkan Sukuk Co., Ltd., 6.50%, 5/28/19 (c)	209
220,000	Energuate Trust 144A, 5.88%, 5/03/27 (a)	218
222,000	Gol Finance Inc. 144A, 7.00%, 1/31/25 (a)	214
230,000	Gran Tierra Energy International Holdings Ltd. 144A, 6.25%, 2/15/25 (a)	220
440,000	GrupoSura Finance SA 144A, 5.50%, 4/29/26 (a)	459
225,000	Industrial Senior Trust 144A, 5.50%, 11/01/22 (a)	224
300,000	Lima Metro Line 2 Finance Ltd. 144A, 5.88%, 7/05/34 (a)	305
112,517	Odebrecht Drilling Norbe VIII/IX Ltd. 144A, 6.35%, 12/01/21 (a)	110
180,108	Odebrecht Drilling Norbe VIII/IX Ltd. 144A, 7.35%, 12/01/26 (a)	99
98,900	Odebrecht Oil & Gas Finance Ltd. 144A, 0.00%, 1/03/66 (a)	2
200,000	Sable International Finance Term Loan B4 L1, (LIBOR USD 1-Month + 3.250%) 5.13%, 2/02/26	202
330,000	Saudi Electricity Global Sukuk Co. 2 144A, 5.06%, 4/08/43 (a)	319
70,000	Vale Overseas Ltd., 6.25%, 8/10/26	77
275,000	Vale Overseas Ltd., 6.88%, 11/21/36	320
		4,144
Chile (USD) (2%)
220,000	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (a)	221

Semi-Annual Report    93

Principal or Shares	Security Description	Value (000)

439,019	Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 11/15/23	$430
		651
China (USD) (1%)
390,000	Bank of China Ltd./Hong Kong, 2.88%, 6/30/20	386
Colombia (USD) (1%)
200,000	Banco de Bogota SA 144A, 4.38%, 8/03/27 (a)	191
215,000	Banco de Bogota SA 144A, 6.25%, 5/12/26 (a)	224
235,000	Ecopetrol SA, 5.88%, 5/28/45	227
		642
Costa Rica (USD) (1%)
400,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	402
200,000	Banco Nacional de Costa Rica 144A, 5.88%, 4/25/21 (a)	206
		608
Georgia (GEL) (1%)
500,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	206
Georgia (USD) (1%)
200,000	Georgian Oil and Gas Corp. JSC 144A, 6.75%, 4/26/21 (a)	206
200,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	216
		422
Ghana (USD) (1%)
450,000	Ghana Government International Bond 144A, 7.88%, 8/07/23 (a)(c)	490
Hong Kong (USD) (2%)
355,000	AIA Group Ltd. 144A, 3.20%, 3/11/25 (a)	340
420,000	ICBCIL Finance Co. Ltd. 144A, 3.20%, 11/10/20 (a)	414
265,000	Swire Properties MTN Financing Ltd., 4.38%, 6/18/22	272
		1,026
India (USD) (2%)
305,000	Adani Ports & Special Economic Zone Ltd. 144A, 4.00%, 7/30/27 (a)	282
240,000	Adani Transmission Ltd. 144A, 4.00%, 8/03/26 (a)	222
205,000	GMR Hyderabad International Airport Ltd. 144A, 4.25%, 10/27/27 (a)	187
200,000	IDBI Bank Ltd./DIFC Dubai, 4.13%, 4/23/20	200
		891
Indonesia (IDR) (0%)
2,800,000,000	Jasa Marga Persero Tbk PT 144A, 7.50%, 12/11/20 IDR (a)	199
Ireland (USD) (0%)
210,000	Phosagro OAO via Phosagro Bond Funding DAC 144A, 3.95%, 11/03/21 (a)	202
Israel (USD) (1%)
200,000	Israel Electric Corp. Ltd. 144A, 7.25%, 1/15/19 (a)	205
Kazakhstan (KZT) (1%)
70,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	213

Principal or Shares	Security Description	Value (000)
Kazakhstan (USD) (1%)
330,000	KazMunayGas National Co. JSC 144A, 9.13%, 7/02/18 (a)	$333
310,000	Tengizchevroil Finance Co. International Ltd. 144A, 4.00%, 8/15/26 (a)	294
		627
Luxembourg (USD) (7%)
625,000	Adecoagro SA 144A, 6.00%, 9/21/27 (a)	580
410,000	Altice Financing SA 144A, 7.50%, 5/15/26 (a)	405
200,000	ARD Finance SA, 7.13%, 9/15/23	205
200,000	ARD Securities Finance SARL 144A, 8.75%, 1/31/23 (a)	212
240,000	Gazprom OAO Via Gaz Capital SA 144A, 4.95%, 3/23/27 (a)	237
205,000	Gazprom OAO Via Gaz Capital SA 144A, 4.95%, 2/06/28 (a)	203
200,000	Klabin Finance SA 144A, 4.88%, 9/19/27 (a)	192
200,000	MHP SA 144A, 7.75%, 5/10/24 (a)	207
405,000	Nexa Resources SA 144A, 5.38%, 5/04/27 (a)	407
230,000	Sberbank of Russia Via SB Capital SA 144A, 6.13%, 2/07/22 (a)	240
		2,888
Marshall Islands (USD) (1%)
200,000	Nakilat Inc. 144A, 6.07%, 12/31/33 (a)	222
Mexico (USD) (8%)
200,000	America Movil SAB de CV, 3.13%, 7/16/22	196
200,000	Banco Mercantil del Norte SA/Grand Cayman 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.447%) 5.75%, 10/04/31 (a)(b)	193
300,000	BBVA Bancomer SA/Texas 144A, 6.75%, 9/30/22 (a)	326
200,000	Cemex SAB de CV 144A, 6.13%, 5/05/25 (a)	208
420,000	Cemex SAB de CV 144A, (3 mo. LIBOR USD + 4.750%) 7.10%, 10/15/18 (a)(b)	425
200,000	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	197
200,000	Cydsa SAB de CV 144A, 6.25%, 10/04/27 (a)	193
228,837	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	245
200,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (a)	192
251,642	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (a)	259
220,000	Petroleos Mexicanos, 6.63%, 6/15/35	219
645,000	Unifin Financiera SAB de CV SOFOM ENR 144A, 7.00%, 1/15/25 (a)	630
		3,283
Morocco (USD) (1%)
200,000	BMCE Bank, 6.25%, 11/27/18	203
225,000	OCP SA 144A, 6.88%, 4/25/44 (a)	244
		447
Netherlands (USD) (11%)
200,000	Braskem Netherlands Finance BV 144A, 4.50%, 1/10/28 (a)	188
200,000	Greenko Dutch BV 144A, 5.25%, 7/24/24 (a)	194
200,000	IHS Netherlands Holdco BV 144A, 9.50%, 10/27/21 (a)	207

94   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

200,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (a)	$190
225,000	Lukoil International Finance BV 144A, 4.75%, 11/02/26 (a)	222
435,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	421
200,000	Myriad International Holdings BV 144A, 4.85%, 7/06/27 (a)	201
200,000	Nostrum Oil & Gas Finance BV 144A, 7.00%, 2/16/25 (a)	193
675,000	Petrobras Global Finance BV, 4.38%, 5/20/23	660
485,000	Petrobras Global Finance BV, 6.13%, 1/17/22	513
100,000	Petrobras Global Finance BV, 6.88%, 1/20/40	96
110,000	Petrobras Global Finance BV, 7.38%, 1/17/27	118
95,000	Petrobras Global Finance BV, 8.38%, 5/23/21	107
1,120,000	Teva Pharmaceutical Finance Netherlands III BV 144A, 6.75%, 3/01/28 (a)(c)	1,108
205,000	VTR Finance BV 144A, 6.88%, 1/15/24 (a)	212
		4,630
Nigeria (USD) (0%)
200,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	202
Panama (USD) (0%)
200,000	Banco General SA 144A, 4.13%, 8/07/27 (a)	191
Paraguay (USD) (2%)
425,000	Banco Regional SAECA 144A, 8.13%, 1/24/19 (a)	441
225,000	Telefonica Celular del Paraguay SA 144A, 6.75%, 12/13/22 (a)	231
		672
Peru (PEN) (0%)
300,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)	97
Peru (USD) (3%)
198,220	Abengoa Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	218
385,000	Banco Internacional del Peru SAA Interbank 144A, (3 mo. LIBOR USD + 0.000%) 6.63%, 3/19/29 (a)(b)	416
220,000	Peru LNG Srl 144A, 5.38%, 3/22/30 (a)	220
200,000	SAN Miguel Industrias Pet SA 144A, 4.50%, 9/18/22 (a)	199
420,000	Scotiabank Peru SAA 144A, (3 mo. LIBOR USD + 3.856%) 4.50%, 12/13/27 (a)(b)	424
		1,477
Qatar (USD) (1%)
250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III 144A, 5.84%, 9/30/27 (a)	269
Russian Federation (RUB) (0%)
7,600,000	Russian Federal Bond - Ofz, 8.15%, 2/03/27 RUB	129
Saint Lucia (USD) (0%)
199,000	Digicel International Finance Term Loan B 1L, (LIBOR USD 3-Month + 3.250%) 5.61%, 5/10/24 (d)	199
Senegal (USD) (1%)
200,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	223

Principal or Shares	Security Description	Value (000)
Singapore (USD) (1%)
240,000	BOC Aviation Ltd. 144A, 3.88%, 4/27/26 (a)	$229
200,000	Marble II Pte Ltd. 144A, 5.30%, 6/20/22 (a)	198
		427
South Africa (ZAR) (0%)
3,265,000	Republic of South Africa Government Bond, 6.50%, 2/28/41 ZAR	199
Sri Lanka (USD) (2%)
425,000	National Savings Bank 144A, 8.88%, 9/18/18 (a)	431
210,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (a)	214
		645
Thailand (USD) (1%)
200,000	Krung Thai Bank PCL/Cayman Islands, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.535%) 5.20%, 12/26/24 (b)	203
Turkey (USD) (1%)
210,000	Akbank Turk AS 144A, (5 yr. Swap Semi 30/360 USD + 4.029%) 6.80%, 4/27/28 (a)(b)	207
200,000	Turkiye Garanti Bankasi AS 144A, 5.25%, 9/13/22 (a)	198
210,000	Turkiye Is Bankasi 144A, 5.50%, 4/21/22 (a)	207
		612
United Arab Emirates (USD) (4%)
240,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	227
325,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	330
300,000	DP World Ltd. 144A, 6.85%, 7/02/37 (a)	358
280,000	Emirates Semb Corp. Water & Power Co. PJSC 144A, 4.45%, 8/01/35 (a)	273
200,000	Kuwait Projects Co. SPC Ltd., 4.50%, 2/23/27	193
200,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	222
		1,603
United Kingdom (USD) (2%)
430,000	MARB BondCo PLC 144A, 6.88%, 1/19/25 (a)	405
200,000	Petra Diamonds U.S. Treasury PLC 144A, 7.25%, 5/01/22 (a)	200
210,000	Vedanta Resources PLC 144A, 6.13%, 8/09/24 (a)	203
200,000	Vedanta Resources PLC 144A, 7.13%, 5/31/23 (a)	204
		1,012
United States (EGP) (1%)
5,100,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt), 0.00%, 11/08/18 EGP	267
5,800,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 1/24/19 EGP (a)	293
		560
United States (NGN) (1%)
100,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Nigeria), 0.00%, 6/16/18 NGN	274
100,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Nigeria) 144A, 0.00%, 10/22/18 NGN (a)	266
		540

Semi-Annual Report    95

Principal or Shares	Security Description	Value (000)
United States (USD) (5%)
200,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (a)	$204
140,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%) 4.10%, 8/25/30 (b)	142
215,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%) 4.20%, 9/25/30 (b)	218
140,000	Golden Nugget Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 10/04/23	141
140,000	K-Mac Holdings Corp. Term Loan B 2L, (LIBOR USD 1-Month + 6.750%) 8.65%, 3/16/26	142
210,000	Navient Corp., 5.00%, 10/26/20	212
200,000	NPC International Inc. Term Loan 2L, (LIBOR USD 1-Month + 7.500%) 9.38%, 4/18/25 (d)	205
289,000	Southern Copper Corp., 5.88%, 4/23/45	324
160,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.000%) 8.88%, 2/01/26 (d)	163
450,000	Terraform Global Operating LLC 144A, 6.13%, 3/01/26 (a)	457
		2,208
Virgin Islands (British) (USD) (3%)
200,000	Arcos Dorados Holdings Inc. 144A, 5.88%, 4/04/27 (a)	201
200,000	Arcos Dorados Holdings Inc. 144A, 6.63%, 9/27/23 (a)	213
150,000	Central American Bottling Corp. 144A, 5.75%, 1/31/27 (a)	154
275,000	CLP Power Hong Kong Financing Ltd., 3.13%, 5/06/25	263
200,000	Sinopec Group Overseas Development 2015 Ltd. 144A, 2.50%, 4/28/20 (a)	197
200,000	Studio City Co. Ltd. 144A, 7.25%, 11/30/21 (a)	209
		1,237
Total Bonds (Cost - $41,704)		41,659

Investment Company (9%)
3,952,673	Payden Cash Reserves Money Market Fund * (Cost - $3,953)	3,953

Total Investments (Cost - $45,657) (104%)		45,612
Liabilities in excess of Other Assets (-4%)		(1,740)

Net Assets (100%)		$43,872

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(c)	All or a portion of these securities are on loan. At April 30, 2018, the total market value of the Fund’s securities on loan is $1,530 and the total market value of the collateral held by the Fund is $1,581. Amounts in 000s.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

96   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
COP 615,000	USD 216	HSBC Bank USA, N.A.	06/20/2018	$ 3
KZT 46,000	USD 134	Barclays Bank PLC	06/13/2018	5
KZT 23,000	USD 67	Barclays Bank PLC	06/13/2018	3
MYR 1,716	USD 406	Barclays Bank PLC	05/10/2018	31
USD 221	HUF 55,100	Barclays Bank PLC	06/22/2018	8
USD 221	COP 615,000	HSBC Bank USA, N.A.	06/20/2018	2
USD 223	ILS 779	HSBC Bank USA, N.A.	07/13/2018	6

				58

Liabilities:
HUF 55,100	USD 218	Barclays Bank PLC	06/22/2018	(6)
IDR 4,428,000	USD 322	HSBC Bank USA, N.A.	05/31/2018	(5)
ILS 779	USD 223	HSBC Bank USA, N.A.	07/13/2018	(6)
USD 279	MYR 1,111	Barclays Bank PLC	05/10/2018	(4)
USD 57	KZT 19,000	BNP PARIBAS	06/13/2018	—
USD 46	KZT 15,300	HSBC Bank USA, N.A.	06/13/2018	—
USD 87	BRL 305	State Street Bank & Trust Co.	05/16/2018	—

				(21)

Net Unrealized Appreciation (Depreciation)				$ 37

Open Future Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Short Contracts:
U.S. Long Bond Future	3	Jun-18	$(432)	$(5)	$(5)
U.S. Treasury 10 Year Note Future	6	Jun-18	(718)	1	1

					(4)

Total Futures					$(4)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,530
Non-cash Collateral[2]	(1,530)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    97

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.	Portfolio Composition - percent of investments

	Financial	26%
	Energy	14%
	Technology	14%
	Healthcare	10%
	Industrial	8%
	Other	28%

Schedule of Investments - April 30, 2018 (Unaudited)
Principal or Shares	Security Description	Value (000)
Stocks (95%)
Common Stock (81%)
Consumer Discretionary (9%)
64,800	Home Depot Inc.	$11,975
251,400	Las Vegas Sands Corp.	18,435
133,200	McDonald’s Corp.	22,303
666,600	Sekisui House Ltd.	12,223
189,800	Six Flags Entertainment Corp.	12,003
155,200	Starbucks Corp.	8,935
179,700	Yum! Brands Inc.	15,652
		101,526
Consumer Staple (5%)
202,400	Altria Group Inc.	11,357
96,400	Costco Wholesale Corp.	19,006
107,400	Kraft Heinz Co.	6,055
272,700	Philip Morris International Inc.	22,361
		58,779
Energy (6%)
191,100	Exxon Mobil Corp.	14,858
244,200	ONEOK Inc.	14,706
177,400	Phillips 66	19,746
150,900	Valero Energy Corp.	16,739
		66,049
Financial (18%)
46,700	Allianz SE	11,079
710,200	Bank of America Corp.	21,249
115,800	Bank of Hawaii Corp.	9,751
259,500	BB&T Corp.	13,702
287,800	Citigroup Inc.	19,648
297,600	JPMorgan Chase & Co.	32,373
145,500	PNC Financial Services Group Inc./The	21,186
106,500	Prudential Financial Inc.	11,323
163,900	Royal Bank of Canada	12,465
199,500	SunTrust Banks Inc.	13,327
229,100	Toronto-Dominion Bank	12,864
267,000	US Bancorp	13,470
251,400	Wells Fargo & Co.	13,063
		205,500
Healthcare (10%)
143,200	AbbVie Inc.	13,826
127,000	Amgen Inc.	22,159
194,400	Eli Lilly & Co.	15,760
242,400	Gilead Sciences Inc.	17,509
415,700	Merck & Co. Inc.	24,472
630,900	Pfizer Inc.	23,097
		116,823
Industrial (8%)
309,600	Atlantia SpA	10,281
59,800	Boeing Co.	19,947
165,200	Emerson Electric Co.	10,971

Principal or Shares	Security Description	Value (000)

96,400	Lockheed Martin Corp.	$30,929
107,100	United Parcel Service Inc.	12,156
179,200	Waste Management Inc.	14,567
		98,851
Information Technology (2%)
134,600	International Business Machines Corp.	19,512
Material (1%)
220,600	DowDuPont Inc.	13,951
Technology (14%)
749,100	Cisco Systems Inc.	33,177
544,300	Intel Corp.	28,097
361,500	Maxim Integrated Products Inc.	19,702
298,900	Microsoft Corp.	27,953
278,400	Paychex Inc.	16,863
241,200	Texas Instruments Inc.	24,465
63,400	Tokyo Electron Ltd.	12,211
		162,468
Telecommunication (3%)
267,500	AT&T Inc.	8,747
323,900	BCE Inc.	13,750
295,300	Verizon Communications Inc.	14,573
		37,070
Utility (5%)
253,000	American Electric Power Co. Inc.	17,705
141,200	Consolidated Edison Inc.	11,314
185,700	Duke Energy Corp.	14,886
407,900	Southern Co.	18,812
		62,717
Total Common Stock		943,246
Master Limited Partnership (8%)
746,400	Antero Midstream Partners LP	20,011
1,130,500	Enterprise Products Partners LP	30,342
379,100	Magellan Midstream Partners LP	24,956
635,756	Spectra Energy Partners LP	22,665
Total Master Limited Partnership		97,974
Preferred Stock (2%)
95,700	Bank of America Corp., 6.625%	2,510
103,000	BB&T Corp., 5.625% (a)	2,656
60,000	Capital One Financial Corp., 5.20% (a)	1,456
208,000	Goldman Sachs Group Inc., 5.50% (a)	5,346
119,900	Kinder Morgan Inc./DE., 9.75% (a)	3,729
110,900	US Bancorp, 6.50%	3,061
Total Preferred Stock		18,758
Real Estate Investment Trust (5%)
115,000	CoreSite Realty Corp.	11,972
111,300	Crown Castle International Corp.	11,227
114,300	Digital Realty Trust Inc.	12,080

98   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
163,500	Prologis Inc.	$10,613
44,400	Public Storage	8,959
Total Real Estate Investment Trust		54,851

Total Stocks (Cost - $961,405)		1,114,829

Corporate Bonds (3%)
1,906,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%) 5.80%, (b)(c)	1,901
6,000,000	Citigroup Inc., (3 mo. LIBOR USD + 3.423%) 6.30%, (b)(c)	6,141
9,180,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.598%) 5.75%, (a)(b)(c)	9,074
4,414,000	Huntington Bancshares Inc./OH, (3 mo. LIBOR USD + 2.880%) 5.70%, (b)(c)	4,420
6,000,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 3.330%) 6.10%, (b)(c)	6,225

Total Corporate Bonds (Cost - $27,984)		27,761

Investment Company (2%)
26,153,039	Payden Cash Reserves Money Market Fund * (Cost - $26,153)	26,153

Total Investments (Cost - $1,015,542) (101%)		1,168,743
Liabilities in excess of Other Assets (-1%)		(9,544)

Net Assets (100%)		$1,159,199

*	Affiliated investment
(a)	All or a portion of these securities are on loan. At April 30, 2018, the total market value of the Fund’s securities on loan is $12,251 and the total market value of the collateral held by the Fund is $12,633. Amounts in 000s.
(b)	Perpetual security with no stated maturity date.
(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 24,094	JPY 2,562,400	Barclays Bank PLC	05/08/2018	$642
USD 32,011	EUR 25,998	Citibank, N.A.	05/08/2018	597
USD 39,504	CAD 50,550	Royal Bank of Canada	05/08/2018	127
				1,366

Liabilities:
EUR 8,300	USD 10,158	Citibank, N.A.	05/08/2018	(129)

Net Unrealized Appreciation (Depreciation)				$1,237

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$12,251
Non-cash Collateral[2]	(12,251)
Net Amount	$ —

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    99

April 30, 2018 (Unaudited)

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$209,646	$796,935	$1,093,069
Affiliated investments, at value **	—	1,268	8,666
Repurchase agreements, at value ***	105,000	—	—
Foreign cash ****	—	418	10
Cash	11,246	65	7
Cash pledged for financial futures contracts	—	—	—
Cash pledged for centrally cleared swaps	—	—	—
Receivable for:
Interest and dividends	196	2,567	5,067
Investments sold	—	8	820
Fund shares sold	166	315	355
Futures	—	—	—
Forward currency contracts	—	326	81
Other assets	41	38	64
Total Assets	326,295	801,940	1,108,139
LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Forward currency contracts	—	—	—
Investments purchased	11,240	2,002	6,431
Fund shares redeemed	3,069	1,252	1,348
Futures	—	—	42
Options written *****	—	—	—
Variation margin on centrally cleared swaps	—	—	—
Unfunded floating rate loan interests	—	—	—
Distributions payable	322	136	163
Liability for securities on loan (Note 2)	—	1,182	2,955
Accrued expenses:
Investment advisory fees (Note 3)	2	3	154
Administration fees (Note 3)	42	101	133
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	6	2	8
Other liabilities	65	93	172
Total Liabilities	14,746	4,771	11,406
NET ASSETS	$311,549	$797,169	$1,096,733

NET ASSETS:
Paid in capital	$311,547	$797,920	$1,109,269
Undistributed net investment income (loss)	—	10	(115)
Undistributed net realized gains (losses) from investments	2	(1,178)	(5,177)
Net unrealized appreciation (depreciation) from:
Investments	—	101	(7,324)
Translation of assets and liabilities in foreign currencies	—	316	80
NET ASSETS	$311,549	$797,169	$1,096,733

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$311,549	$797,169	$1,096,733
Shares Outstanding	311,541	84,220	109,995
Net Asset Value Per Share	$1.00	$9.47	$9.97

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$209,646	$796,834	$1,100,169
** Affiliated investments, at cost	—	1,268	8,666
*** Repurchase agreements, at cost	105,000	—	—
**** Foreign cash, at cost	—	427	10
***** Options written, at cost	—	—	—

See notes to financial statements.

100   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$48,824	$277,518	$889,887	$198,015	$173,700	$124,872	$147,261
5,901	1,280	3,425	7,041	2,733	1,016	9,290
—	—	—	—	—	—	—
—	—	97	—	28	4	—
4	1,142	1,076	—	52	597	2,146
—	295	1,709	180	—	—	—
95	200	—	—	—	—

206	604	5,978	2,159	1,295	601	473
22,457	17,412	1,922	1,181	—	347	—
—	18	416	75	—	1	—
—	3	68	16	11	3	—
—	—	956	—	239	395	—
15	6	67	61	32	29	30
77,502	298,478	905,601	208,728	178,090	127,865	159,200

—	—	—	151	—	—	—
—	—	1,602	—	387	305	—
—	106,805	86,363	1,116	2,238	3,814	4,989
5	270	245	36	—	—	—
—	9	78	34	6	2	—
—	—	150	—	34	23	—
—	—	—	—	—	9	—
—	—	—	—	—	—	3
—	24	—	—	—	—	—
—	—	885	6,584	1,228	—	—

6	6	172	56	49	31	48
11	25	101	25	22	15	19
—	—	12	—	—	—	—
2	3	5	2	2	—	3
41	133	99	28	56	48	53
65	107,275	89,712	8,032	4,022	4,247	5,115
$77,437	$191,203	$815,889	$200,696	$174,068	$123,618	$154,085

$85,681	$231,510	$833,187	$203,345	$176,545	$123,644	$154,904
(336)	(1,323)	(748)	15	(30)	(9)	171
(6,595)	(34,272)	(5,381)	534	(2,214)	(776)	(2,739)

(1,313)	(4,711)	(10,516)	(3,198)	(82)	670	1,749
—	—	(653)	—	(151)	89	—
$77,437	$191,204	$815,889	$200,696	$174,068	$123,618	$154,085

—	—	$28,068	—	—	—	—
—	—	2,703	—	—	—	—
—	—	$10.38	—	—	—	—

$77,437	$191,203	$586,880	$200,696	$118,731	$83,672	$55,473
7,600	20,941	56,400	18,431	11,996	8,360	5,557
$10.19	$9.13	$10.41	$10.89	$9.90	$10.01	$9.98

—	—	$200,941	—	$55,337	$39,946	$98,612
—	—	19,326	—	5,591	3,988	9,870
—	—	$10.40	—	$9.90	$10.02	$9.99

$50,137	$282,300	$900,096	$201,153	$173,639	$124,234	$145,509
5,901	1,280	3,425	7,041	2,733	1,016	9,290
—	—	—	—	—	—	—
—	—	97	—	28	4	—
—	—	(304)	—	(69)	(46)	—

See notes to financial statements.

Semi-Annual Report    101

April 30, 2018 (Unaudited)

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$453,097	$53,818	$99,986
Affiliated investments, at value **	19,395	—	1,055
Foreign cash ***	—	—	67
Cash	—	25	3
Cash pledged for financial futures contracts	—	—	—
Cash pledged as collateral for OTC derivatives	—	—	—
Cash pledged for OTC derivatives	—	—	115
Receivable for:
Interest and dividends	6,762	503	546
Investments sold	2,946	1,247	212
Fund shares sold	81	326	11
Futures	—	—	2
Forward currency contracts	242	—	68
Other assets	26	3	11
Total Assets	482,549	55,922	102,076
LIABILITIES:
Payable for:
Bank overdraft	1,972	—	—
Forward currency contracts	651	—	142
Investments purchased	3,382	—	1,060
Fund shares redeemed	302	67	90
Futures	—	—	12
Options written ****	—	—	19
Swaps	—	—	2
Unfunded floating rate loan interests	4	—	—
Distributions payable	—	15	—
Liability for securities on loan (Note 2)	10,412	—	568
Accrued expenses:
Investment advisory fees (Note 3)	135	7	11
Administration fees (Note 3)	58	7	12
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	7	1	1
Other liabilities	112	34	57
Total Liabilities	17,035	131	1,974
NET ASSETS	$465,514	$55,791	$100,102

NET ASSETS:
Paid in capital	$488,255	$55,407	$101,833
Undistributed net investment income (loss)	(191)	(3)	(3)
Undistributed net realized gains (losses) from investments	(22,047)	245	(910)
Net unrealized appreciation (depreciation) from:
Investments	(94)	142	(743)
Translation of assets and liabilities in foreign currencies	(409)	—	(75)
NET ASSETS	$465,514	$55,791	$100,102

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$465,514	$55,791	$100,102
Shares Outstanding	73,017	5,546	10,073
Net Asset Value Per Share	$6.38	$10.06	$9.94

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$453,187	$53,676	$100,758
** Affiliated investments, at cost	19,395	—	1,055
*** Foreign cash, at cost	—	—	68
**** Options written, at cost	—	—	(38)

See notes to financial statements.

102   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$128,291	$1,354,248	$206,737	$41,659	$1,142,590
6,159	60,949	1,684	3,953	26,153
1,062	844	2,821	18	513
—	699	—	8	—
115	—	—	40	—
—	—	—	—	560
—	—	—	—	—

972	18,374	4,206	595	1,941
—	3,739	—	411	—
136	682	8	—	4,850
25	—	—	—	—
1,559	1,757	789	58	1,366
19	112	19	33	73
138,338	1,441,404	216,264	46,775	1,178,046

109	—	377	—	21
507	519	782	21	129
8,067	15,384	3,091	1,242	—
274	624	51	—	5,317
30	—	—	3	—
24	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
438	32,512	—	1,581	12,633

25	473	104	14	425
16	173	26	6	142
—	49	—	—	6
1	10	1	—	2
89	240	22	36	172
9,580	49,984	4,454	2,903	18,847
$128,758	$1,391,420	$211,810	$43,872	$1,159,199

$128,124	$1,422,795	$240,950	$43,855	$994,645
(45)	(54)	(5)	1	692
(1,566)	(4,984)	(18,552)	32	9,434

1,215	(27,380)	(10,378)	(49)	153,201
1,030	1,043	(205)	33	1,227
$128,758	$1,391,420	$211,810	$43,872	$1,159,199

—	$111,248	—	—	$13,235
—	8,162	—	—	812
—	$13.63	—	—	$16.31

$128,758	$585,860	$211,810	$6,613	$517,962
14,309	43,011	30,109	664	31,735
$9.00	$13.62	$7.03	$9.96	$16.32

—	$694,312	—	$37,259	$628,002
—	51,034	—	3,736	38,463
—	$13.60	—	$9.97	$16.33

$127,002	$1,381,628	$217,115	$41,704	$989,389
6,162	60,949	1,684	3,953	26,153
1,082	884	2,909	19	519
(48)	—	—	—	—

See notes to financial statements.

Semi-Annual Report    103

Period ended April 30, 2018 (Unaudited)

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$2,509	$8,063	$13,161
Dividend income	—	—	—
Dividend income from affiliated investment (Note 2)	—	36	36
Income from securities lending	—	15	33
Investment Income	2,509	8,114	13,230
EXPENSES:
Investment advisory fees (Note 3)	279	1,065	1,522
Administration fees (Note 3)	279	570	815
Shareholder servicing fees	—	172	213
Distribution fees (Note 3)	—	—	—
Custodian fees	19	26	37
Transfer agent fees	22	33	54
Registration and filing fees	19	17	26
Trustee fees and expenses	24	33	48
Printing and mailing costs	5	6	7
Loan commitment fees	—	7	9
Legal fees	3	5	7
Publication expense	5	7	12
Pricing fees	2	22	21
Fund accounting fees	32	43	70
Insurance	5	9	16
Audit fees	16	18	18
Gross Expenses	710	2,033	2,875
Expense subsidy (Note 3)	(245)	(1,082)	(537)
Net Expenses	465	951	2,338
Net Investment Income	2,044	7,163	10,892
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	3	224	(2,356)
Foreign currency transactions	—	(83)	(20)
Forward foreign exchange contracts	—	(374)	(160)
Affiliated investments	—	—	—
Futures contracts	—	—	429
Written option contracts	—	—	(29)
Swap contracts	—	(16)	(44)
Change in net unrealized appreciation (depreciation) from:
Investments	—	(1,779)	(10,543)
Translation of assets and liabilities in foreign currencies	—	(10)	(1)
Forward foreign exchange contracts	—	358	31
Affiliated investments	—	—	—
Futures contracts	—	—	(96)
Written option contracts	—	—	9
Swap contracts	—	38	68
Unfunded loan commitments	—	—	—
Net Realized and Unrealized Gains (Losses)	3	(1,642)	(12,712)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,047	$5,521	$(1,820)

See notes to financial statements.

104   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$ 968	$ 2,514	$ 13,270	$ 4,357	$ 3,730	$1,787	$3,518
—	—	77	—	59	20	7
10	22	141	22	17	9	71
—	—	20	50	8	4	1
978	2,536	13,508	4,429	3,814	1,820	3,597

144	293	1,107	365	586	289	450
77	162	593	158	160	87	123
7	185	110	80	14	9	3
—	—	34	—	—	—	—
6	12	30	12	21	26	17
10	21	42	16	19	14	17
15	20	28	15	18	18	17
7	11	39	11	13	5	10
5	7	10	5	7	3	7
1	2	7	2	2	1	2
1	2	5	1	1	1	1
2	3	9	2	3	2	3
5	13	17	11	22	16	10
9	16	50	13	14	7	13
2	3	11	3	3	2	3
18	20	19	20	21	22	27
309	770	2,111	714	904	502	703
(105)	(228)	(11)	(35)	(166)	(119)	(142)
204	542	2,100	679	738	383	561
774	1,994	11,408	3,750	3,076	1,437	3,036

(1,787)	(501)	215	42	(2,004)	1,159	(495)
—	—	(82)	—	60	(101)	—
—	—	831	—	220	(645)	—
—	—	615	—	—	—	—
(7)	6	832	552	31	(170)	—
—	—	(1,043)	—	(277)	(63)	—
—	—	501	54	187	44	—
(217)	(6,732)	(23,566)	(8,576)	(2,461)	(926)	196
—	—	(8)	—	(2)	(8)	—
—	—	(868)	—	(239)	19	—
—	—	(632)	—	—	—	—
9	89	(590)	(171)	(126)	(27)	—
—	—	464	—	137	45	—
—	—	—	—	—	27	—
—	—	—	—	—	—	(3)
(2,002)	(7,138)	(23,331)	(8,099)	(4,474)	(646)	(302)
$(1,228)	$(5,144)	$(11,923)	$(4,349)	$(1,398)	$ 791	$2,734

See notes to financial statements.

Semi-Annual Report    105

Period ended April 30, 2018 (Unaudited)

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$ 13,891	$ 754	$ 1,388
Dividend income	133	—	—
Dividend income from affiliated investment (Note 2)	201	—	5
Income from securities lending	135	—	4
Foreign tax withholdings	—	—	—
Investment Income	14,360	754	1,397
EXPENSES:
Investment advisory fees (Note 3)	861	90	160
Administration fees (Note 3)	369	42	80
Shareholder servicing fees	100	12	34
Distribution fees (Note 3)	—	—	—
Custodian fees	19	2	8
Transfer agent fees	36	8	13
Registration and filing fees	25	1	9
Trustee fees and expenses	25	3	5
Printing and mailing costs	12	1	1
Loan commitment fees	5	1	1
Legal fees	2	—	1
Publication expense	7	1	2
Pricing fees	10	8	15
Fund accounting fees	37	4	8
Insurance	9	1	1
Audit fees	21	18	20
Interest expense	—	—	—
Other expenses	—	—	—
Gross Expenses	1,538	192	358
Expense subsidy (Note 3)	—	(43)	(75)
Net Expenses	1,538	149	283
Net Investment Income	12,822	605	1,114
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	1,201	248	(14)
Foreign currency transactions	(30)	—	(10)
Forward foreign exchange contracts	422	—	60
Affiliated investments	236	—	—
Futures contracts	—	—	47
Written option contracts	—	—	(16)
Swap contracts	132	—	(2)
Change in net unrealized appreciation (depreciation) from:
Investments	(17,368)	(1,250)	(1,347)
Translation of assets and liabilities in foreign currencies	—	—	(1)
Forward foreign exchange contracts	(502)	—	(97)
Affiliated investments	(240)	—	—
Futures contracts	—	—	18
Written option contracts	—	—	20
Swap contracts	(115)	—	8
Unfunded loan commitments	(4)	—	—
Net Realized and Unrealized Gains (Losses)	(16,268)	(1,002)	(1,334)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ (3,446)	$ (397)	$ (220)

See notes to financial statements.

106   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$ 1,427	$ 40,600	$6,918	$ 1,184	$ 814
—	—	38	—	14,231
76	139	73	8	101
1	191	—	5	155
—	—	(66)	—	(237)
1,504	40,930	6,963	1,197	15,064

187	3,059	590	167	2,702
94	1,020	147	31	811
95	364	1	—	211
—	152	—	—	18
23	31	(163)	7	42
13	185	15	12	55
12	44	9	14	24
6	63	8	2	46
2	24	7	1	11
1	12	2	—	8
1	10	2	—	6
2	15	3	—	11
18	14	12	9	2
8	92	12	3	62
2	21	3	1	13
20	21	22	22	18
—	—	1	—	—
—	21	3	—	—
484	5,148	674	269	4,040
(67)	(152)	168	(88)	(242)
417	4,996	842	181	3,798
1,087	35,934	6,121	1,016	11,266

1,069	11,537	(170)	(3)	12,118
(731)	(554)	(287)	(13)	(343)
(1,411)	(179)	1,138	17	(1,342)
—	—	55	—	—
322	—	—	67	(414)
—	—	—	—	—
50	—	—	—	—
(1,116)	(70,996)	1,683	(1,510)	11,072
(22)	(125)	(86)	(2)	(9)
574	1,336	520	36	783
(10)	—	(50)	—	—
(13)	—	—	(21)	—
24	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(1,264)	(58,981)	2,803	(1,429)	21,865
$ (177)	$(23,047)	$8,924	$ (413)	$33,131

See notes to financial statements.

Semi-Annual Report    107

For the period ended April 30, 2018 (Unaudited) and year ended October 31, 2017

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$2,044	$2,201	$7,163	$7,837
Net realized gains (losses)	3	—	(249)	(2,207)
Change in net unrealized appreciation/(depreciation)	—	—	(1,393)	3,430
Change in Net Assets Resulting from Operations	2,047	2,201	5,521	9,060

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—	—
Investor Class	(2,045)	(2,201)	(7,118)	(5,239)
Institutional Class	—	—	—	—
Net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	—	(1)	—	—
Return of capital:
Investor Class	—	—	—	(2,323)
Change in Net Assets from Distributions to Shareholders	(2,045)	(2,202)	(7,118)	(7,562)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	17,614,283	31,370,456	431,017	617,104
Institutional Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	451	573	6,649	7,309
Institutional Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(17,750,750)	(31,474,529)	(346,830)	(381,130)
Institutional Class	—	—	—	—
Change in Net Assets from Capital Transactions	(136,016)	(103,500)	90,836	243,283
Total Change in Net Assets	(136,014)	(103,501)	89,239	244,781

NET ASSETS:
Beginning of period	447,563	551,064	707,930	463,149
End of period	$311,549	$447,563	$797,169	$707,930

Accumulated net investment income/(loss)	$—	$1	$10	$(35)

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding.	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	447,557	551,057	74,639	48,938
Shares sold	17,614,283	31,370,456	45,504	65,270
Shares issued in reinvestment of distributions	451	573	702	771
Shares redeemed	(17,750,750)	(31,474,529)	(36,625)	(40,340)
Change in shares outstanding	(136,016)	(103,500)	9,581	25,701
Outstanding shares at end of period	311,541	447,557	84,220	74,639

Institutional Class
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	179,984	414,125
Sale of investments (excluding government)	—	—	153,276	153,750
Purchase of government securities	—	—	59,499	125,608
Sale of government securities	—	—	49,481	92,668

See notes to financial statements.

108   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2018	2017	2018	2017	2018	2017	2018	2017

$10,892	$15,012	$774	$1,336	$1,994	$3,810	$11,408	$20,221
(2,180)	(4,614)	(1,794)	(155)	(495)	2,266	1,869	(4,313)
(10,532)	3,318	(208)	(1,503)	(6,643)	(7,061)	(25,200)	3,402
(1,820)	13,716	(1,228)	(322)	(5,144)	(985)	(11,923)	19,310

—	—	—	(4)	—	(507)	(398)	(741)
(10,891)	(11,824)	(1,109)	(2,192)	(3,477)	(7,361)	(11,205)	(22,452)
—	—	—	—	—	—	(980)	—
—	—	—	—	—	—	—	(186)
—	—	—	—	—	—	—	(5,554)
—	(2,463)	—	—	—	—	—	—
(10,891)	(14,287)	(1,109)	(2,196)	(3,477)	(7,868)	(12,583)	(28,933)

—	—	—	58	—	3,330	3,972	5,280
252,557	579,552	2,770	28,151	22,618	80,044	102,779	95,884
—		—	—	—	—	203,758	—
—	—	—	4	—	499	398	918
9,984	12,804	1,056	2,108	3,295	6,956	10,349	26,852
—	—	—	—	—	—	980	—
—	—	—	(420)	—	(25,580)	(1,468)	(5,682)
(214,533)	(331,241)	(59,506)	(29,873)	(61,314)	(116,159)	(224,208)	(129,506)
—	—	—	—	—	—	(2,005)	—
48,008	261,115	(55,680)	28	(35,401)	(50,910)	94,555	(6,254)
35,297	260,544	(58,017)	(2,490)	(44,022)	(59,763)	70,049	(15,877)

1,061,436	800,892	135,454	137,944	235,225	294,988	745,840	761,717
$1,096,733	$1,061,436	$77,437	$135,454	$191,203	$235,225	$815,889	$745,840

$(115)	$(116)	$(336)	$(1)	$(1,323)	$160	$(748)	$427

—	—	—	34	—	2,280	2,429	2,382
—	—	—	6	—	348	375	497
—	—	—	—	—	52	38	87
—		—	(40)	—	(2,680)	(139)	(537)
—	—	—	(34)	—	(2,280)	274	47
—	—	—	—	—	—	2,703	2,429

105,227	79,308	12,996	12,963	24,780	27,818	67,115	67,814
25,162	57,538	267	2,686	2,439	8,371	9,653	9,005
997	1,270	103	201	355	728	978	2,533
(21,391)	(32,889)	(5,766)	(2,854)	(6,633)	(12,137)	(21,346)	(12,237)
4,768	25,919	(5,396)	33	(3,839)	(3,038)	(10,715)	(699)
109,995	105,227	7,600	12,996	20,941	24,780	56,400	67,115

—	—	—	—	—	—	19,423	—
—	—	—	—	—	—	94	—
—	—	—	—	—	—	(191)	—
—	—	—	—	—	—	19,326	—
—	—	—	—	—	—	19,326	—

261,110	501,486	152	271	799	—	153,061	314,201
245,654	324,896	3,300	3,095	12,828	1,030	139,916	342,929
258,147	910,664	2,819	41,192	26,235	64,224	147,322	367,481
234,227	796,384	81,667	34,146	56,779	122,096	74,157	340,264

See notes to financial statements.

Semi-Annual Report    109

For the period ended April 30, 2018 (Unaudited) and year ended October 31, 2017

Numbers in 000s

	Payden Corporate		Payden Strategic
Current Period	Bond Fund		Income Fund
04/30/2018(Semi-Annual)	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$3,750	$5,415	$3,076	$4,638
Net realized gains (losses)	648	1,357	(1,783)	(17)
Change in net unrealized appreciation/(depreciation)	(8,747)	2,793	(2,691)	323
Change in Net Assets Resulting from Operations	(4,349)	9,565	(1,398)	4,944
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—	(53)
Investor Class	(3,739)	(5,462)	(1,903)	(3,588)
SI Class	—	—	(1,203)	(1,468)
Net realized gains from investments:
Adviser Class	—	—	—	(5)
Investor Class	(1,319)	(2,728)	—	(166)
SI Class	—	—	—	(42)
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	—	(3)
Sl Class	—	—	—	(1)
Change in Net Assets from Distributions to Shareholders	(5,058)	(8,190)	(3,106)	(5,326)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	422
Investor Class	38,264	100,890	25,514	71,429
SI Class	—	—	16,454	58,190
Reinvestment of distributions:
Adviser Class	—	—	—	57
Investor Class	4,570	7,454	1,873	3,694
SI Class	—	—	1,194	1,492
Cost of fund shares redeemed:
Adviser Class	—	—	—	(6,212)
Investor Class	(40,036)	(42,882)	(40,895)	(89,698)
SI Class	—	—	(51,211)	—
Change in Net Assets from Capital Transactions	2,798	65,462	(47,071)	39,374
Total Change in Net Assets	(6,609)	66,837	(51,575)	38,992
NET ASSETS:
Beginning of period	207,305	140,468	225,643	186,651
End of period	$200,696	$207,305	$174,068	$225,643

Accumulated net investment income/(loss)	$15	$4	$(30)	$—

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	572
Shares sold	—	—	—	42
Shares issued in reinvestment of distributions	—	—	—	6
Shares redeemed	—	—	—	(620)
Change in shares outstanding.	—	—	—	(572)
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	18,213	12,353	13,350	14,838
Shares sold	3,410	9,037	2,539	7,082
Shares issued in reinvestment of distributions	409	675	187	368
Shares redeemed	(3,601)	(3,852)	(4,080)	(8,938)
Change in shares outstanding	218	5,860	(1,354)	(1,488)
Outstanding shares at end of period	18,431	18,213	11,996	13,350

SI Class:
Outstanding shares at beginning of period	—	—	8,959	3,040
Shares sold	—	—	1,632	5,771
Shares issued in reinvestment of distributions	—	—	119	148
Shares redeemed	—	—	(5,119)	—
Change in shares outstanding	—	—	(3,368)	5,919
Outstanding shares at end of period	—	—	5,591	8,959

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	97,534	209,182	39,313	112,621
Sale of investments (excluding government)	95,146	147,268	61,464	75,423
Purchase of government securities.	—	—	18,620	57,291
Sale of government securities	—	554	36,314	59,943

See notes to financial statements.

110   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Income Fund
2018	2017	2018	2017	2018	2017	2018	2017

$1,437	$2,125	$3,036	$6,198	$12,822	$28,745	$605	$1,034
224	(180)	(495)	(44)	1,961	10,993	248	213
(870)	893	193	323	(18,229)	726	(1,250)	(15)
791	2,838	2,734	6,477	(3,446)	40,464	(397)	1,232

—	(2)	—	(8)	—	(582)	—	—
(1,235)	(1,641)	(1,023)	(1,741)	(13,013)	(28,871)	(605)	(1,034)
(456)	(410)	(1,914)	(4,473)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	(213)	(838)
—	—	—	—	—	—	—	—

—	—	—	—	—	(198)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(1,691)	(2,053)	(2,937)	(6,222)	(13,013)	(29,651)	(818)	(1,872)

—	585	—	381	—	7,892	—	—
6,045	32,334	12,008	24,964	72,051	99,822	3,238	10,846
24,455	4,307	23,529	26,305	—	—	—	—

—	2	—	8	—	578	—	—
1,207	1,601	1,010	1,689	11,586	23,467	700	1,465
273	401	1,605	3,471	—	—	—	—

—	(634)	—	(671)	—	(32,843)	—	—
(9,810)	(11,665)	(21,250)	(27,569)	(135,299)	(187,515)	(4,577)	(9,834)
(1,585)	(879)	(53,004)	(26,183)	—	—	—	—
20,585	26,052	(36,102)	2,395	(51,662)	(88,599)	(639)	2,477
19,685	26,837	(36,305)	2,650	(68,121)	(77,786)	(1,854)	1,837

103,933	77,096	190,390	187,740	533,635	611,421	57,645	55,808
$123,618	$103,933	$154,085	$190,390	$465,514	$533,635	$55,791	$57,645

$(9)	$245	$171	$72	$(191)	$—	$(3)	$(3)

—	5	—	28	—	3,729	—	—
—	58	—	38	—	1,200	—	—
—	—	—	1	—	88	—	—
—	(63)	—	(67)	—	(5,017)	—	—
—	(5)	—	(28)	—	(3,729)	—	—
—	—	—	—	—	—	—	—

8,615	6,403	6,379	6,473	80,956	90,842	5,608	5,361
601	3,215	1,202	2,490	11,060	15,295	318	1,074
120	160	101	169	1,794	3,596	69	146
(976)	(1,163)	(2,125)	(2,753)	(20,793)	(28,777)	(449)	(973)
(255)	2,212	(822)	(94)	(7,939)	(9,886)	(62)	247
8,360	8,615	5,557	6,379	73,017	80,956	5,546	5,608

1,689	1,306	12,646	12,287	—	—	—	—
2,429	430	2,352	2,620	—	—	—	—
27	40	161	346	—	—	—	—
(157)	(87)	(5,289)	(2,607)	—	—	—	—
2,299	383	(2,776)	359	—	—	—	—
3,988	1,689	9,870	12,646	—	—	—	—

61,806	71,469	88,078	184,452	146,216	360,897	35,867	84,808
39,564	49,408	121,040	192,641	191,881	456,129	34,964	84,617
21,665	48,000	300	1,438	900	2,650	—	—
24,144	42,392	—	376	—	1,980	—	—

See notes to financial statements.

Semi-Annual Report    111

For the periods ended April 30, 2018 (Unaudited) and year ended October 31, 2017

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$ 1,114	$ 1,954	$ 1,087	$ 1,967
Net realized gains (losses)	65	(714)	(701)	1,348
Change in net unrealized appreciation/(depreciation)	(1,399)	846	(563)	(35)
Change in Net Assets Resulting from Operations.	(220)	2,086	(177)	3,280
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—	—
Investor Class	(1,117)	(956)	(1,381)	(2,076)
SI Class	—	—	—	—
Net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	—	—	—	—
SI Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	(892)	—	—
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(1,117)	(1,848)	(1,381)	(2,076)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	2,474	23,648	14,867	45,623
SI Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	1,087	1,789	1,348	2,029
SI Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(15,527)	(47,487)	(10,546)	(35,318)
SI Class	—	—	—	—
Change in Net Assets from Capital Transactions	(11,966)	(22,050)	5,669	12,334
Total Change in Net Assets	(13,303)	(21,812)	4,111	13,538
NET ASSETS:
Beginning of period	113,405	135,217	124,647	111,109
End of period	$100,102	$113,405	$128,758	$124,647

Accumulated net investment income/(loss)	$ (3)	$ —	$ (45)	$ 249

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding.	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	11,269	13,461	13,680	12,289
Shares sold	246	2,354	1,639	5,091
Shares issued in reinvestment of distributions	109	178	149	225
Shares redeemed	(1,551)	(4,724)	(1,159)	(3,925)
Change in shares outstanding.	(1,196)	(2,192)	629	1,391
Outstanding shares at end of period	10,073	11,269	14,309	13,680

SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding.	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	21,725	72,296	26,961	69,396
Sale of investments (excluding government)	30,609	73,268	31,629	55,797
Purchase of government securities	9,441	56,323	5,970	15,586
Sale of government securities	12,225	70,701	2,266	16,291

See notes to financial statements.

112   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2018	2017	2018	2017	2018	2017	2018	2017

$ 35,934	$ 68,069	$ 6,121	$ 10,083	$ 1,016	$ 1,830	$ 11,266	$ 22,179
10,804	11,302	736	1,151	68	477	10,019	46,314
(69,785)	14,071	2,067	(2,713)	(1,497)	401	11,846	68,651

(23,047)	93,442	8,924	8,521	(413)	2,708	33,131	137,144

(3,011)	(5,633)	—	(7)	—	(5)	(119)	(317)
(14,983)	(25,614)	(6,126)	(9,432)	(177)	(173)	(5,235)	(12,459)
(17,994)	(34,493)	—	—	(838)	(1,652)	(5,220)	(8,211)
—	—	—	—	—	—	(707)	(68)
—	—	—	—	(22)	—	(28,803)	(2,903)
—	—	—	—	(107)	—	(18,795)	(1,769)
—	(264)	—	—	—	—	—	—
—	(1,197)	—	(643)	—	—	—	—
—	(1,612)	—	—	—	—	—	—

(35,988)	(68,813)	(6,126)	(10,082)	(1,144)	(1,830)	(58,879)	(25,727)

8,038	83,668	—	42	—	428	1,257	12,290
168,206	157,027	30,416	49,491	5,934	737	66,336	126,172
95,837	127,563	—	—	34,480	—	258,867	64,027
2,993	5,832	—	6	—	5	800	374
13,817	24,996	4,743	5,484	199	173	33,602	15,035
17,640	35,531	—	—	605	279	18,013	7,091
(26,460)	(36,872)	—	(175)	—	(2,934)	(3,049)	(8,058)
(110,173)	(130,575)	(7,089)	(28,708)	(3,273)	(604)	(136,736)	(122,713)
(83,222)	(87,262)	—	—	(33,143)	—	(19,207)	(43,244)

86,676	179,903	28,070	26,140	4,802	(1,916)	219,883	50,974

27,641	204,537	30,868	24,579	3,245	(1,038)	194,135	162,391

1,363,779	1,159,242	180,942	156,363	40,627	41,665	965,064	802,673

$ 1,391,420	$ 1,363,779	$ 211,810	$ 180,942	$ 43,872	$ 40,627	$ 1,159,199	$ 965,064

$ (54)	$ —	$ (5)	$ —	$ 1	$ —	$ 692	—

9,261	5,458	—	18	—	253	871	566

569	6,035	—	6	—	42	75	792
213	419	—	1	—	—	48	24
(1,881)	(2,651)	—	(25)	—	(295)	(182)	(511)

(1,099)	3,803	—	(18)	—	(253)	(59)	305

8,162	9,261	—	—	—	—	812	871

37,898	34,281	26,240	22,472	392	362	33,828	32,639

11,908	11,274	4,201	7,097	576	72	3,929	8,014
987	1,802	660	789	20	17	2,021	953
(7,782)	(9,459)	(992)	(4,118)	(324)	(59)	(8,043)	(7,778)

5,113	3,617	3,869	3,768	272	30	(2,093)	1,189

43,011	37,898	30,109	26,240	664	392	31,735	33,828

48,866	43,426	—	—	3,537	3,509	23,119	21,431

6,821	9,083	—	—	3,350	—	15,401	3,977
1,261	2,564	—	—	60	28	1,087	449
(5,914)	(6,207)	—	—	(3,211)	—	(1,144)	(2,738)

2,168	5,440	—	—	199	28	15,344	1,688

51,034	48,866	—	—	3,736	3,537	38,463	23,119

418,946	711,960	79,209	121,063	18,054	24,277	267,301	595,809
350,720	565,645	57,003	95,861	16,172	27,594	108,088	526,493
—	—	—	—	355	—	—	—
—	—	—	—	—	—	—	—

See notes to financial statements.

Semi-Annual Report    113

April 30, 2018 (Unaudited)

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. Each of the Funds, other than the Emerging Markets Local Bond Fund, has been classified as diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves Money

Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

114   Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at April 30th. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of April 30, 2018, Floating Rate and High Income had the following unfunded floating rate loan interests:

	Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
Floating Rate	Romulus Merger Sub LLC Delayed Draw Term Loan 1L	$453,409	$453,409	$450,214	$(3,195)
High Income	Romulus Merger Sub LLC Delayed Draw Term Loan 1L	612,102	612,102	607,788	(4,314)

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign

Semi-Annual Report    115

currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Payden Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

116   Payden Mutual Funds

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be

Semi-Annual Report    117

acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of April 30, 2018 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Foreign currency[2]	326	—

Low Duration
Interest rate[1]	102	(326)
Foreign currency[2]	81	—

Total	183	(326)

GNMA
Interest rate[1,4]	323	(245)

Core Bond
Interest rate[1,4,5]	330	(818)
Foreign currency[2,3]	956	(1,602)

Total	1,286	(2,420)

Corporate Bond
Interest rate[1]	12	(72)

Strategic Income
Interest rate[1,4,5]	38	(222)
Foreign currency[2,3]	239	(387)

Total	277	(609)

Absolute Return Bond
Credit [1]	31	—
Equity[4]	14	—
Interest rate[1,4,5]	28	(54)
Foreign currency[2,3]	395	(305)

Total	468	(359)

High Income
Foreign currency[2,3]	242	(651)

Global Low Duration
Interest rate[1,4,5]	196	(190)
Foreign currency[2,3]	68	(142)

Total	264	(332)

Global Fixed Income
Interest rate[1,4,5]	103	(203)
Foreign currency[2,3]	1,559	(507)

Total	1,662	(710)

Emerging Markets Bond
Foreign currency[2,3]	1,757	(519)

Emerging Markets Local Bond
Foreign currency[2,3]	789	(782)

Emerging Markets Corporate Bond
Interest rate[1]	1	(5)
Foreign currency[2,3]	58	(21)

Total	59	(26)

Equity Income
Foreign currency[2,3]	1,366	(129)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

118   Payden Mutual Funds

2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Includes options purchased at value as reported in the Schedule of Investments.
5	Payable for options written.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended April 30, 2018 (000s)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Credit	—	—	—	$(16)	$(16)
Foreign exchange	—	$(374)	—	—	(374)

Total	—	(374)	—	(16)	(390)

Low Duration
Credit	—	—	—	(44)	(44)
Interest rate	$429	—	$253	—	682
Foreign exchange	—	(160)	—	—	(160)

Total	429	(160)	253	(44)	478

U.S. Government
Interest rate	(7)	—	(11)	—	(18)

Total	(7)	—	(11)	—	(18)

GNMA
Interest rate	6	—	—	—	6

Core Bond
Credit	—	—	—	501	501
Interest rate	832	—	(337)	—	495
Foreign exchange	—	831	—	—	831

Total	832	831	(337)	501	1,827

Corporate Bond
Credit	—	—	—	54	54
Interest rate	552	—	—	—	552

Total	552	—	—	54	606

Strategic Income
Credit	—	—	—	187	187
Interest rate	31	—	(45)	—	(14)
Foreign exchange	—	220	—	—	220

Total	31	220	(45)	187	393

Absolute Return Bond
Credit	—	—	—	5	5
Equity	—	—	277	—	277
Interest rate	(170)	—	140	39	9
Foreign exchange	—	(645)	—	—	(645)

Total	(170)	(645)	417	44	(354)

High Income
Credit	—	—	—	132	132
Foreign exchange	—	422	—	—	422

Total	—	422	—	132	554

Global Low Duration
Credit	—	—	—	(2)	(2)
Interest rate	47	—	38	—	85
Foreign exchange	—	60	—	—	60

Total	47	60	38	(2)	143

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total

Global Fixed Income
Credit	—	—	—	$50	$50
Interest rate	$322	—	—	—	322
Foreign exchange	—	$(1,411)	—	—	(1,411)

Total	322	(1,411)	—	50	(1,039)

Emerging Markets Bond
Foreign exchange	—	(179)	—	—	(179)

Emerging Markets Local Bond
Foreign exchange	—	1,139	—	—	1,139

Emerging Markets Corporate
Bond
Interest rate	67	—	—	—	67
Foreign exchange	—	17	—	—	17

Total	67	17	—	—	84

Equity Income
Interest rate	(414)	—	—	—	(414)
Foreign exchange	—	(1,342)	—	—	(1,342)

Total	(414)	(1,342)	—	—	(1,756)

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended April 30, 2018 (000s)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Credit	—	—	—	$38	$38
Foreign exchange	—	$358	—	—	358

Total	—	358	—	38	396

Low Duration
Credit	—	—	—	68	68
Interest rate	$(96)	—	$67	—	(29)
Foreign exchange	—	31	—	—	31

Total	(96)	31	67	68	70

U.S. Government
Interest rate	9	—	7	—	16

GNMA
Interest rate	89	—	(100)	—	(11)

Semi-Annual Report    119

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Core Bond
Interest rate	$(590)	—	$75	—$	(515)
Foreign exchange	—	$(868)	—	—	(868)

Total	(590)	(868)	75	—	(1,383)

Corporate Bond
Interest rate	(171)	—	—	—	(171)

Strategic Income
Interest rate	(126)	—	15	—	(111)
Foreign exchange	—	(239)	—	—	(239)

Total	(126)	(239)	15	—	(350)

Absolute Return Bond
Credit	—	—	—	$27	27
Equity	—	—	5	—	5
Interest rate	(27)	—	(57)	—	(84)
Foreign exchange	—	19	—	—	19

Total	(27)	19	(52)	27	(33)

High Income
Credit	—	—	—	(115)	(115)
Foreign exchange	—	(502)	—	—	(502)

Total	—	(502)	—	(115)	(617)

Global Low Duration
Credit	—	—	—	8	8
Interest rate	18	—	7	—	25
Foreign exchange	—	(97)	—	—	(97)

Total	18	(97)	7	8	(64)

Global Fixed Income
Interest rate	(13)	—	(5)	—	(18)
Foreign exchange	—	574	—	—	574

Total	(13)	574	(5)	—	556

Emerging Markets Bond
Foreign exchange	—	1,336	—	—	1,336

Emerging Markets Local Bond
Foreign exchange	—	520	—	—	520

Emerging Markets Corporate Bond
Interest rate	(21)	—	—	—	(21)
Foreign exchange	—	36	—	—	36

Total	(21)	36	—	—	15

Equity Income
Foreign exchange	—	783	—	—	783

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2018 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	1%	0%	0%	0%
Low Duration	0%	1%	23%	0%
U.S. Government	0%	0%	10%	0%
GNMA	0%	0%	48%	0%
Core Bond	10%	0%	12%	0%
Corporate Bond	0%	0%	8%	0%
Strategic Income	11%	0%	10%	0%
Absolute Return Bond	21%	0%	6%	0%
High Income	7%	1%	0%	0%
Global Low Duration	7%	1%	41%	0%
Global Fixed Income	61%	0%	50%	0%
Emerging Markets Bond	5%	0%	0%	0%
Emerging Markets Local Bond	26%	0%	0%	0%
Emerging Markets Corporate Bond	4%	0%	1%	0%
Equity Income	5%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

120   Payden Mutual Funds

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/

pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At April 30, 2018, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Limited Maturity
Derivative Financial Instruments:
Forward Currency Contracts	$326	—

Total derivative assets and liabilities in the Statements of
Assets and Liabilities	326	—

Derivatives not subject to a MNA	(12)	—

Total derivative assets and liabilities subject to a MNA	$314	—

Low Duration
Derivative Financial Instruments:
Futures Contracts	$102	$326
Forward Currency Contracts	81	—

Total derivative assets and liabilities in the Statements of
Assets and Liabilities	183	326

Derivatives not subject to a MNA	(120)	(326)

Total derivative assets and liabilities subject to a MNA	$63	—

GNMA
Derivative Financial Instruments:
Futures Contracts	$3	$9
Purchased Options[1]	8	—

Total derivative assets and liabilities in the Statements of
Assets and Liabilities	11	9

Derivatives not subject to a MNA	(7)	(9)

Total derivative assets and liabilities subject to a MNA	$4	—

Semi-Annual Report    121

	Assets	Liabilities
Core Bond
Derivative Financial Instruments:
Futures Contracts	$68	$78
Purchased Swaptions	123	—
Written Swaptions	—	150
Forward Currency Contracts	956	1,602

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,147	1,830

Derivatives not subject to a MNA	(709)	(317)

Total derivative assets and liabilities subject to a MNA	$438	$1,513

Corporate Bond
Derivative Financial Instruments:
Futures Contracts	$16	$34

Total derivative assets and liabilities in the Statements of Assets and Liabilities	16	34

Derivatives not subject to a MNA	(16)	(34)

Total derivative assets and liabilities subject to a MNA	—	—

Strategic Income
Derivative Financial Instruments:
Futures Contracts	$11	$6
Purchased Options[1]	28	—
Written Options	—	34
Forward Currency Contracts	239	387

Total derivative assets and liabilities in the Statements of Assets and Liabilities	278	427

Derivatives not subject to a MNA	(170)	(59)

Total derivative assets and liabilities subject to a MNA	$108	$368

Absolute Return Bond
Derivative Financial Instruments:
Futures Contracts	$3	$2
Centrally Cleared Swaps	—	9
Purchased Options[1]	33	—
Written Options	—	23
Forward Currency Contracts	395	305

Total derivative assets and liabilities in the Statements of Assets and Liabilities	431	339

Derivatives not subject to a MNA	(138)	(53)

Total derivative assets and liabilities subject to a MNA	$293	$286

High Income
Derivative Financial Instruments:
Forward Currency Contracts	$242	$651

Total derivative assets and liabilities in the Statements of Assets and Liabilities	242	651

Derivatives not subject to a MNA	(114)	(91)

Total derivative assets and liabilities subject to a MNA	$128	$560

[1]	Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

	Assets	Liabilities
Global Low Duration
Derivative Financial Instruments:
Futures Contracts	$2	$12
Purchased Options[1]	15	—
Written Options	—	19
Forward Currency Contracts	68	142

Total derivative assets and liabilities in the Statements of Assets and Liabilities	85	173

Derivatives not subject to a MNA	(32)	(32)

Total derivative assets and liabilities subject to a MNA	$53	$141

Global Fixed Income
Derivative Financial Instruments:
Futures Contracts	$25	$30
Purchased Options[1]	19	—
Written Options	—	24
Forward Currency Contracts	1,559	507

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,603	561

Derivatives not subject to a MNA	(475)	(105)

Total derivative assets and liabilities subject to a MNA	$1,128	$456

Emerging Markets Bond
Derivative Financial Instruments:
Forward Currency Contracts	$1,757	$519

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,757	519

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$1,757	$519

Emerging Markets Local Bond
Derivative Financial Instruments:
Forward Currency Contracts	$789	$782

Total derivative assets and liabilities in the Statements of Assets and Liabilities	789	782

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$789	$782

Emerging Markets Corporate Bond
Derivative Financial Instruments:
Futures Contracts	$—	$3
Forward Currency Contracts	58	21

Total derivative assets and liabilities in the Statements of Assets and Liabilities	58	24

Derivatives not subject to a MNA	—	(3)

Total derivative assets and liabilities subject to a MNA	$58	$21

Equity Income
Derivative Financial Instruments:
Forward Currency Contracts	$1,366	$129

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,366	129

Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(597)	(129)

Total derivative assets and liabilities subject to a MNA	$769	—

122   Payden Mutual Funds

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of April 30, 2018 (000s):

Limited Maturity

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$185	—	—	—	$185
HSBC Bank USA, N.A.	125	—	—	—	125
Royal Bank of Canada	4	—	—	—	4

Total	$314	—	—	—	$314

Low Duration

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank USA, N.A.	$63	—	—	—	$63

GNMA

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$3	—	—	—	$3
BNP PARIBAS	1	—	—	—	1

Total	$4	—	—	—	$4

Core Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received[1]	Net Amount of Derivative Assets[1]
BNP PARIBAS	$123	$(123)	—	—	—
HSBC Bank USA, N.A.	257	(257)	—	—	—
State Street Bank & Trust Co.	58	(58)	—	—	—

Total	$438	$(438)	—	—	—

Semi-Annual Report    123

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
BNP PARIBAS	$150	$(123)	—	—	$27
Barclays Bank PLC	165	—	—	—	165
HSBC Bank USA, N.A.	522	(257)	—	—	265
State Street Bank & Trust Co.	676	(58)	—	—	618

Total	$1,513	$(315)	—	—	$1,075

Strategic Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
BNP PARIBAS	$28	$(28)	—	—	—
HSBC Bank USA, N.A.	64	(64)	—	—	—
State Street Bank & Trust Co.	16	(16)	—	—	—

Total	$108	$(108)	—	—	—

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$42	—	—	—	$42
BNP PARIBAS	34	$(28)	—	—	6
HSBC Bank USA, N.A.	133	(64)	—	—	69
State Street Bank & Trust Co.	159	(16)	—	—	143

Total	$368	$(108)	—	—	$260

Absolute Return Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$197	$(85)	—	—	$112
BNP PARIBAS	19	(19)	—	—	—
HSBC Bank USA, N.A.	69	(69)	—	—	—
State Street Bank & Trust Co.	8	(8)	—	—	—

Total	$293	$(181)	—	—	$112

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$85	$(85)	—	—	—
BNP PARIBAS	23	(19)	—	—	$4
HSBC Bank USA, N.A.	76	(69)	—	—	7
State Street Bank & Trust Co.	102	(8)	—	—	94

Total	$286	$(181)	—	—	$105

124   Payden Mutual Funds

High Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank USA, N.A.	$100	$(100)	—	—	—
State Street Bank & Trust Co.	28	(28)	—	—	—

Total	$128	$(128)	—	—	—

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$78	—	—	—	$78
HSBC Bank USA, N.A.	212	$(100)	—	—	112
State Street Bank & Trust Co.	270	(28)	—	—	242

Total	$560	$(128)	—	—	$432

Global Low Duration
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
BNP PARIBAS	$15	$(15)	—	—	—
HSBC Bank USA, N.A.	32	(32)	—	—	—
State Street Bank & Trust Co.	6	(6)	—	—	—

Total	$53	$(53)	—	—	—

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$17	—	—	—	$17
BNP PARIBAS	19	$(15)	—	—	4
HSBC Bank USA, N.A.	46	(32)	—	—	14
State Street Bank & Trust Co.	59	(6)	—	—	53

Total	$141	$(53)	—	—	$88

Global Fixed Income
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$524	$(53)	—	—	$471
BNP PARIBAS	47	(24)	—	—	23
HSBC Bank USA, N.A.	290	(167)	—	—	123
Royal Bank of Canada	8	—	—	—	8
State Street Bank & Trust Co.	259	(212)	—	—	47

Total	$1,128	$(456)	—	—	$672

Semi-Annual Report    125

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$53	$(53)	—	—	—
BNP PARIBAS	24	(24)	—	—	—
HSBC Bank USA, N.A.	167	(167)	—	—	—
State Street Bank & Trust Co.	212	(212)	—	—	—

Total	$456	$(456)	—	—	—

Emerging Markets Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$1,419	$(178)	—	—	$1,241
HSBC Bank USA, N.A.	338	(300)	—	—	38

Total	$1,757	$(300)	—	—	1,457

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$178	$(178)	—	—	—
BNP PARIBAS	35	—	—	—	$35
HSBC Bank USA, N.A.	300	(300)	—	—	—
State Street Bank & Trust Co.	6	—	—	—	6

Total	$519	$(478)	—	—	$41

Emerging Markets Local Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$696	$(309)	—	—	$387
HSBC Bank USA, N.A.	93	(76)	—	—	17

Total	$789	$(385)	—	—	$404

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$309	$(309)	—	—	—
BNP PARIBAS	333	—	—	—	$333
HSBC Bank USA, N.A.	76	(76)	—	—	—
State Street Bank & Trust Co.	64	—	—	—	64

Total	$782	$(385)	—	—	$397

126   Payden Mutual Funds

Emerging Markets Corporate Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$47	$(10)	—	—	$37
HSBC Bank USA, N.A.	11	(11)	—	—	—

Total	58	(21)	—	—	$37

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$10	$(10)	—	—	—
HSBC Bank USA, N.A.	11	(11)	—	—	—

Total	$21	$(21)	—		—

Equity Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$642	—	—	—	$642
Royal Bank of Canada	127	—	—	—	127

Total	$769	—	—	—	$769

1	Net amount represents the net amount receivable from the counterparty in the event of default.
2	Net amount represents the net amount payable from the counterparty in the event of default.
3	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
4	Excess of collateral pledged from the individual counterparty may not be shown for financial reporting purposes.

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is

“marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in

Semi-Annual Report    127

recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Income Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended April 30, 2018, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended April 30, 2018, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market and California Municipal Income Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

128   Payden Mutual Funds

Fund	Value October 31, 2017	Purchases	Sales	Dividends	Value April 30, 2018	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

Investments in Cash Reserves Money Market Fund
Limited Maturity	$9,022,262	$885,871,831	$893,626,262	$36,405	$1,267,831	—	—
Low Duration	2,020,100	941,049,252	934,403,410	35,954	8,665,942	—	—
U.S. Government	2,451,035	263,192,025	259,741,975	9,999	5,901,085	—	—
GNMA	8,841,198	562,569,664	570,130,999	21,901	1,279,863	—	—
Core Bond	7,782,184	1,367,245,337	1,371,602,610	52,103	3,424,911	—	—
Corporate Bond	10,209,331	551,165,709	554,333,954	22,049	7,041,086	—	—
Strategic Income	8,774,931	457,082,389	463,124,232	17,130	2,733,088	—	—
Absolute Return Bond	2,254,466	230,402,251	231,641,048	9,001	1,015,669	—	—
Floating Rate	19,857,225	1,838,369,030	1,848,935,895	71,106	9,290,360	—	—
High Income	48,979,077	2,363,599,548	2,393,183,405	92,335	19,395,220	—	—
Global Low Duration	750,279	134,805,805	134,501,292	5,254	1,054,792	—	—
Global Fixed Income	1,242,285	259,560,269	259,687,385	10,729	1,115,169	—	—
Emerging Markets Bond	62,076,124	3,208,738,384	3,209,865,562	138,714	60,948,946	—	—
Emerging Markets Local Bond	—	509,392,964	507,709,103	73,161	1,683,861	—	—
Emerging Markets
Corporate Bond	4,038,964	201,016,297	201,102,588	8,205	3,952,673	—	—
Equity Income	9,798,906	2,826,378,288	2,810,024,155	101,257	26,153,039	—	—

Investments in Floating Rate Fund — SI Class
High Income	$5,964,250	—	$5,952,334	$17,458	—	$(47,666)	$ 35,750
Global Fixed Income	2,773,897	$2,280,000	—	65,337	$5,043,799	—	(10,098)
Investments in Emerging Markets Corporate Bond Fund — SI Class
Core Bond	$16,919,676	—	$16,902,777	$88,713	—	$615,084	$ (631,983)
High Income	8,387,342	—	8,395,454	90,930	—	283,904	(275,792)
Emerging Markets Local Bond	4,949,853	—	4,954,640	53,663	—	54,640	(49,853)

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations.

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during

Semi-Annual Report    129

the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

In March 2017, the FASB issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class

	Between	Between	Between			Current	Current
	$0–500	$0.5–1	$1–2	Over $2	Expense	Voluntary	Voluntary	3 Year Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	Expense Limit	FY 2016	FY 2017	FY 2018

Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$548,191	$525,215	$245,078
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	n/a	1,402,448	1,754,647	1,081,517
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	920,321	1,015,315	536,625
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	181,602	149,965	105,214
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	n/a	539,825	478,155	228,013
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	0.42%	—	14,626	11,091
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	n/a	88,939	80,978	35,060
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.70%	0.55%	209,400	216,150	166,060
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.55%	210,322	190,888	119,049
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	0.65%	291,349	283,851	142,311
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	n/a	—	—	—
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.53%	n/a	81,740	88,888	43,529
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	148,823	147,245	75,456
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	n/a	143,423	155,282	67,289
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	345,690	351,530	151,548
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	n/a	—	167,908	—
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	189,600	184,804	87,870
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	355,073	222,256	242,344

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2019 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the

130   Payden Mutual Funds

expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the Core Bond, Emerging Markets Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor, or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 —Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

Semi-Annual Report    131

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Mortgage Backed	—	—	$11,230	—	—	—	$11,230
Repurchase Agreement	—	—	105,000	—	—	—	105,000
U.S. Government	—	—	99,392	—	—	—	99,392
U.S. Treasury	—	—	94,775	—	—	—	94,775
Investment Company	$4,249	—	—	—	—	—	4,249

Limited Maturity
Asset Backed	—	—	99,752	—	—	—	99,752
Bank Loans	—	—	743	—	—	—	743
Commercial Paper	—	—	44,254	—	—	—	44,254
Corporate Bond	—	—	441,068	—	—	—	441,068
Foreign Government	—	—	29,312	—	—	—	29,312
Morgage Backed	—	—	64,089	—	—	—	64,089
U.S. Government	—	—	117,717	—	—	—	117,717
Investment Company	1,268	—	—	—	—	—	1,268

Low Duration
Asset Backed	—	—	105,692	—	—	—	105,692
Bank Loans	—	—	1,653	—	—	—	1,653
Corporate Bond	—	—	565,489	—	—	—	565,489
Foreign Government		—	27,396	—	—	—	27,396
Morgage Backed	—	—	85,924	—	—	—	85,924
U.S. Government	—	—	306,915	—	—	—	306,915
Investment Company	8,666	—	—	—	—	—	8,666

U.S. Government
Mortgage Backed	—	—	44,634	—	—	—	44,634
U.S. Government	—	—	4,190	—	—	—	4,190
Investment Company	5,901	—	—	—	—	—	5,901

GNMA
Mortgage Backed	—	—	276,483	—	—	—	276,483
Swaptions Purchased	—	—	8	—	—	—	8
U.S. Government	—	—	1,027	—	—	—	1,027
Investment Company	1,280	—	—	—	—	—	1,280

132   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Core Bond
Asset Backed	—	—	$59,079	—	—	—	$59,079
Bank Loans	—	—	31,426	—	—	—	31,426
Corporate Bond	—	—	305,627	—	—	—	305,627
Foreign Government	—	—	57,931	—	—	—	57,931
Morgage Backed	—	—	244,872	—	—	—	244,872
Municipal	—	—	13,734	—	—	—	13,734
Preferred Stock	$999	—	—	—	—	—	999
Swaptions Purchased	—	—	123	—	—	—	123
U.S. Government	—	—	176,096	—	—	—	176,096
Investment Company	3,425	—	—	—	—	—	3,425

Corporate Bond
Asset Backed	—	—	1,848	—	—	—	1,848
Corporate Bond	—	—	191,059	—	—	—	191,059
Foreign Government	—	—	2,019	—	—	—	2,019
Municipal Bond	—	—	3,089	—	—	—	3,089
Investment Company	7,041	—	—	—	—	—	7,041

Strategic Income
Asset Backed	—	—	17,272	—	—	—	17,272
Bank Loans	—	—	17,350	—	—	—	17,350
Corporate Bond	—	—	72,632	—	—	—	72,632
Foreign Government	—	—	20,337	—	—	—	20,337
Mortgage Backed	—	—	25,969	—	—	—	25,969
Municipal	—	—	4,159	—	—	—	4,159
Swaptions Purchased	—	—	28	—	—	—	28
U.S. Government	—	—	10,489	—	—	—	10,489
Master Limited Partnership	2,309	—	—	—	—	—	2,309
Preferred Stock	1,322	—	—	—	—	—	1,322
Real Estate Investment Trust	1,833	—	—	—	—	—	1,833
Investment Company	2,733	—	—	—	—	—	2,733

Semi-Annual Report    133

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Absolute Return Bond
Asset Backed	—	—	$32,211	—	—	—	$32,211
Bank Loans	—	—	6,205	—	—	—	6,205
Corporate Bond	—	—	27,550	—	—	—	27,550
Exchange Traded Fund	$2,477	—	—	—	—	—	2477
Foreign Government	—	—	16,187	—	—	—	16,187
Mortgage Backed	—	—	38,358	—	—	—	38,358
Municipal	—	—	262	—	—	—	262
Options Purchased	14	—	—	—	—	—	14
Swaptions Purchased	—	—	19	—	—	—	19
U.S. Government	—	—	1,589	—	—	—	1,589
Investment Company	1,016	—	—	—	—	—	1,016

Floating Rate
Asset Backed	—	—	1,500	—	—	—	1,500
Bank Loans	—	—	118,497	—	—	—	118,497
Corporate Bond	—	—	20,783	—	—	—	20,783
Mortgage Backed	—	—	5,981	—	—	—	5,981
Preferred Stock	500	—	—	—	—	—	500
Investment Company	9,290	—	—	—	—	—	9,290
Unfunded floating rate loan interests[1]	—	—	—	(3)	—	—	(3)

High Income
Bank Loans	—	—	13,805	—	—	—	13,805
Corporate Bonds	—	—	417,787	—	—	—	417,787
Mortgage Backed	—	—	15,058	—	—	—	15,058
Stocks	6,447	—	—	—	—	—	6,447
Investment Company	19,395	—	—	—	—	—	19,395
Unfunded floating rate loan interests[1]	—	—	—	(4)	—	—	(4)

California Municipal Income
Municipal	—	—	53,818	—	—	—	53,818

Global Low Duration
Asset Backed	—	—	6,563	—	—	—	6,563
Bank Loans	—	—	207	—	—	—	207
Corporate Bond	—	—	71,227	—	—	—	71,227
Foreign Government	—	—	5,336	—	—	—	5,336
Mortgage Backed	—	—	8,017	—	—	—	8,017
Swaptions Purchased	—	—	15	—	—	—	15
U.S. Government	—	—	8,621	—	—	—	8,621
Investment Company	1,055	—	—	—	—	—	1,055

134   Payden Mutual Funds

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Global Fixed Income
Asset Backed	—	—	$3,679	—	—	—	$3,679
Corporate Bond	—	—	44,469	—	—	—	44,469
Foreign Government	—	—	53,997	—	—	—	53,997
Mortgage Backed	—	—	13,565	—	—	—	13,565
Preferred Stock	$154	—	—	—	—	—	154
Swaptions Purchased	—	—	19	—	—	—	19
U.S. Government	—	—	12,408	—	—	—	12,408
Investment Company	1,115	—	—	—	—	—	1,115
Investments Valued at NAV[2]	—	—	—	—	—	—	5,044

Emerging Markets Bond
Bank Loans	—	—	3,086	—	—	—	3,086
Corporate Bond	—	—	405,677	—	—	—	405,677
Foreign Government	—	—	945,485	—	—	—	945,485
Investment Company	60,949	—	—	—	—	—	60,949

Emerging Markets Local Bond
Corporate Bond	—	—	40,376	—	—	—	40,376
Foreign Government	—	—	162,996	—	—	—	162,996
Municipal	—	—	3,365	—	—	—	3,365
Investment Company	1,684	—	—	—	—	—	1,684

Emerging Markets Corporate Bond
Bank Loans	—	—	1,052	—	—	—	1,052
Corporate Bond	—	—	37,389	—	—	—	37,389
Foreign Government	—	—	2,858	—	—	—	2,858
Mortgage Backed	—	—	360	—	—	—	360
Investment Company	3,953	—	—	—	—	—	3,953

Equity Income
Common Stock	943,246	—	—	—	—	—	943,246
Corporate Bond	—	—	27,761	—	—	—	27,761
Master Limited Partnership	97,974	—	—	—	—	—	97,974
Preferred Stock	18,758	—	—	—	—	—	18,758
Real Estate Investment Trust	54,851	—	—	—	—	—	54,851
Investment Company	26,153	—	—	—	—	—	26,153
1	Unfunded floating rate loan interests are valued at the unrealized appreciation/depreciation on the commitment.
2	As of April 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Semi-Annual Report    135

	Other Financial Instruments [1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$326	—	—	—	$326

Low Duration
Forward currency contracts	—	—	81	—	—	—	81
Futures	$102	$(326)	—	—	—	—	(224)

GNMA
Futures	315	(245)	—	—	—	—	70

Core Bond
Forward currency contracts	—	—	956	(1,602)	—	—	(646)
Futures	196	(657)	—	—	—	—	(461)
Swaptions Written	—	—	—	(150)	—	—	(150)

Corporate Bond
Futures	12	(72)	—	—	—	—	(60)

Strategic Income
Forward currency contracts	—	—	239	(387)	—	—	(148)
Futures	10	(188)	—	—	—	—	(178)
Swaptions Written	—	—	—	(34)	—	—	(34)

Absolute Return
Forward currency contracts	—	—	395	(305)	—	—	90
Futures	9	(31)	—	—	—	—	(22)
Swaps	—	—	31	—	—	—	31
Swaptions Written	—	—	—	(23)	—	—	(23)

High Income

Forward currency contracts	—	—	242	(651)	—	—	(409)

Global Low Duration
Forward currency contracts	—	—	68	(142)	—	—	(74)
Futures	181	(171)	—	—	—	—	10
Swaptions Written	—	—	—	(19)	—	—	(19)

136   Payden Mutual Funds

	Other Financial Instruments [1]

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Global Fixed Income
Forward currency contracts	—	—	$1,559	$(507)	—	—	$1,052
Futures	$84	$(179)	—	—	—	—	(95)
Swaptions Written	—	—	—	(24)	—	—	(24)

Emerging Markets Bond
Forward currency contracts	—	—	1,757	(519)	—	—	1,238

Emerging Markets Local Bond
Forward currency contracts	—	—	789	(782)	—	—	7

Emerging Markets Corporate Bond
Forward currency contracts	—	—	58	(21)	—	—	37
Futures	1	(5)	—	—	—	—	(4)

Equity Income
Forward currency contracts	—	—	1,366	(129)	—	—	1,237

1	Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts, forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are valued at value.

5. Federal Tax Information (amounts in 000s)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

Semi-Annual Report    137

At October 31, 2017, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

	Expires 2018	Expires 2019	Unlimited*	Total
Limited Maturity	$287	$527	$ 147	$ 961
Low Duration	—	—	3,116	3,116
U.S. Government	—	—	4,623	4,623
GNMA	—	—	34,282	34,282
Core Bond	—	—	6,144	6,144
Strategic Income Fund	—	—	305	305
Absolute Return Bond	—	—	882	882
Floating Rate	—	—	2,243	2,243
High Income	—	—	23,913	23,913
Global Low Duration	914	—	56	970
Global Fixed Income	—	—	294	294
Emerging Markets Bond	—	—	14,494	14,494
Emerging Markets Local Bond	—	—	18,969	18,969

* Post-enactment carryforward losses.

At April 30, 2018, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$ 314,646	—	—	—
Limited Maturity	798,102	$ 2,241	$ (2,140)	$ 101
Low Duration	1,108,835	2,973	(10,073)	(7,100)
U.S. Government	56,038	60	(1,373)	(1,313)
GNMA	283,580	1,613	(6,395)	(4,782)
Core Bond	903,521	9,054	(19,263)	(10,209)
Corporate Bond	207,961	1,794	(4,932)	(3,138)
Strategic Income	176,372	2,886	(2,825)	61
Absolute Return	125,250	1,570	(932)	638
Floating Rate	154,799	2,075	(323)	1,752
High Income	472,582	9,882	(9,972)	(90)
California Municipal Income	53,676	684	(542)	142
Global Low Duration	101,813	392	(1,164)	(772)
Global Fixed Income	133,164	3,280	(1,994)	1,286
Emerging Markets Bond	1,442,577	19,234	(46,614)	(27,380)
Emerging Markets Local Bond	218,799	4,571	(14,949)	(10,378)
Emerging Markets Corporate Bond	45,657	642	(687)	(45)
Equity Income	1,015,542	172,296	(19,094)	153,202

6. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

138   Payden Mutual Funds

For the share outstanding for the periods ended April 30, 2018 (Unaudited) and October 31st

	Payden Cash Reserves Money Market Fund
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment activities:
Net investment income	0.01		0.01	0.00 (1)	0.00 (1)	0.00	(1)
Net realized and unrealized gains (losses)	0.00		0.00	0.00 (1)	0.00 (1)	0.00	(1)

Total from investment activities	0.01		0.01	0.00	0.00	0.00

Distributions to shareholders:
From net investment income	(0.01)		(0.01)	0.00 (1)	0.00 (1)	0.00	(1)
Return of capital	—		—	—	—	0.00	(1)

Total distributions to shareholders	(0.01)		(0.01)	0.00	0.00	0.00

Net asset value — end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	0.56	%(2)	0.53%	0.09%	0.01%	0.01%

Ratios/supplemental data:
Net assets, end of period (000s)	$311,549		$447,563	$551,064	$392,391	$490,666
Ratio of gross expense to average net assets	0.38	%(3)	0.38%	0.37%	0.39%	0.37%
Ratio of net expense to average net assets	0.25	%(3)	0.25%	0.24%	0.09%	0.08%
Ratio of investment income less gross expenses to average net assets	0.97	%(3)	0.40%	(0.04)%	(0.29)%	(0.28)%
Ratio of net investment income to average net assets	1.10	%(3)	0.52%	0.10%	0.01%	0.01%
Portfolio turnover rate	n/a		n/a	n/a	n/a	n/a
The Fund commenced operations on December 17, 1997.

	Payden Limited Maturity Fund
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$9.48		$9.46	$9.42	$9.47	$9.47

Income (loss) from investment activities:
Net investment income	0.09		0.12	0.08	0.06	0.07
Net realized and unrealized gains (losses)	(0.01)		0.02	0.04	(0.04)	(0.00	)(1)

Total from investment activities	0.08		0.14	0.12	0.02	0.07

Distributions to shareholders:
From net investment income	(0.09)		(0.08)	(0.07)	(0.04)	(0.07)
Return of capital	—		(0.04)	(0.01)	(0.03)	—

Total distributions to shareholders	(0.09)		(0.12)	(0.08)	(0.07)	(0.07)

Net asset value — end of period	$9.47		$9.48	$9.46	$9.42	$9.47

Total return	0.82	%(2)	1.52%	1.31%	0.20%	0.78%

Ratios/supplemental data:
Net assets, end of period (000s)	$797,169		$707,930	$463,149	$422,996	$318,671
Ratio of gross expense to average net assets	0.53	%(3)	0.56%	0.57%	0.57%	0.57%
Ratio of net expense to average net assets	0.25	%(3)	0.25%	0.26%	0.31%	0.35%
Ratio of investment income less gross expenses to average net assets	1.60	%(3)	1.06%	0.57%	0.31%	0.59%
Ratio of net investment income to average net assets	1.88	%(3)	1.37%	0.88%	0.57%	0.81%
Portfolio turnover rate	29	%(2)	51%	39%	39%	59%

The Fund commenced operations on April 29, 1994.

(1) Amount is less than $0.005.

(2) Not annualized.

(3) Annualized.

Semi-Annual Report    139

	Payden Low Duration Fund
	2018		2017	2016	2015		2014
Net asset value — beginning of period	$10.09		$10.10	$10.05	$10.15		$10.15

Income (loss) from investment activities:
Net investment income	0.10		0.16	0.12	0.11		0.12
Net realized and unrealized gains (losses)	(0.12)		(0.02)	0.05	(0.06)		(0.00	)(1)

Total from investment activities	(0.02)		0.14	0.17	0.05		0.12

Distributions to shareholders:
From net investment income	(0.10)		(0.12)	(0.11)	(0.11)		(0.12)
From net realized gains	—		—	—	(0.04)		—
Return of capital	—		(0.03)	(0.01)	(0.00	)(1)	—

Total distributions to shareholders	(0.10)		(0.15)	(0.12)	(0.15)		(0.12)

Net asset value — end of period	$9.97		$10.09	$10.10	$10.05		$10.15

Total return	(0.20	)%(2)	1.37%	1.74%	0.50%		1.14%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,096,733		$1,061,436	$800,892	$820,662		$833,205
Ratio of gross expense to average net assets	0.53	%(3)	0.54%	0.57%	0.57%		0.55%
Ratio of net expense to average net assets	0.43	%(3)	0.44%	0.45%	0.47%		0.48%
Ratio of investment income less gross expenses to average net assets	1.91	%(3)	1.44%	1.13%	1.02%		1.06%
Ratio of net investment income to average net assets	2.00	%(3)	1.55%	1.24%	1.12%		1.13%
Portfolio turnover rate	44	%(2)	118%	41%	31%		45%
The Fund commenced operations on December 31, 1993.
(1) Amount is less than $0.005. (2) Not annualized. (3) Annualized.
	Payden U.S. Government Fund
	2018		2017	2016	2015		2014
Net asset value — beginning of period	$10.42		$10.61	$10.63	$10.68		$10.67

Income (loss) from investment activities:
Net investment income	0.08	(1)	0.11 (1)	0.10 (1)	0.09	(1)	0.08	(1)
Net realized and unrealized gains (losses)	(0.20)		(0.13)	0.05	0.02		0.08

Total from investment activities	(0.12)		(0.02)	0.15	0.11		0.16

Distributions to shareholders:
From net investment income	(0.11)		(0.17)	(0.17)	(0.16)		(0.15)

Total distributions to shareholders	(0.11)		(0.17)	(0.17)	(0.16)		(0.15)

Net asset value — end of period	$10.19		$10.42	$10.61	$10.63		$10.68

Total return	(1.16	)%(3)	(0.16)%	1.46%	1.01%		1.52%

Ratios/supplemental data:
Net assets, end of period (000s)	$77,437		$135,454	$137,581	$133,420		$130,508
Ratio of gross expense to average net assets	0.60	%(4)	0.56%	0.58%	0.59%		0.59%
Ratio of net expense to average net assets	0.40	%(4)	0.45%	0.45%	0.45%		0.45%
Ratio of investment income less gross expenses to average net assets	1.30	%(4)	0.89%	0.81%	0.69%		0.60%
Ratio of net investment income to average net assets	1.50	%(4)	1.00%	0.94%	0.82%		0.74%
Portfolio turnover rate	3	%(3)	27%	35%	32%		27%

The Fund commenced operations on January 3, 1995.

(1)   Based on average shares outstanding.

(2)   Amount is less than $0.005.

(3)   Not annualized.

(4)   Annualized.

140   Payden Mutual Funds

	Payden GNMA Fund
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$9.49		$9.80	$9.79	$9.95	$10.00

Income (loss) from investment activities:
Net investment income	0.08		0.14	0.15	0.14	0.15
Net realized and unrealized gains (losses)	(0.29)		(0.15)	0.17	0.06	0.22

Total from investment activities	(0.21)		(0.01)	0.32	0.20	0.37

Distributions to shareholders:
From net investment income	(0.15)		(0.30)	(0.31)	(0.36)	(0.42)

Total distributions to shareholders	(0.15)		(0.30)	(0.31)	(0.36)	(0.42)

Net asset value — end of period	$9.13		$9.49	$9.80	$9.79	$9.95

Total return	(2.24	)%(1)	(0.12)%	3.26%	2.06%	3.79%

Ratios/supplemental data:
Net assets, end of period (000s)	$191,203		$235,225	$272,657	$255,273	$281,473
Ratio of gross expense to average net assets	0.71	%(2)	0.69%	0.69%	0.67%	0.61%
Ratio of net expense to average net assets	0.50	%(2)	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	1.63	%(2)	1.27%	1.16%	1.36%	1.58%
Ratio of net investment income to average net assets	1.84	%(2)	1.46%	1.35%	1.53%	1.68%
Portfolio turnover rate	8	%(1)	17%	12%	15%	12%
The Fund commenced operations on August 27, 1999.

	Payden Core Bond Fund - Adviser Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$10.70		$10.83	$10.62	$10.80	$10.65

Income (loss) from investment activities:
Net investment income	0.14	(3)	0.27 (3)	0.25 (3)	0.23 (3)	0.26 (3)
Net realized and unrealized gains (losses)	(0.31)		0.00 (4)	0.25	(0.07)	0.27

Total from investment activities	(0.17)		0.27	0.50	0.16	0.53

Distributions to shareholders:
From net investment income	(0.15)		(0.32)	(0.28)	(0.26)	(0.29)
From net realized gains	—		(0.08)	(0.01)	(0.08)	(0.09)
Return of capital	—		—	—	—	—

Total distributions to shareholders	(0.15)		(0.40)	(0.29)	(0.34)	(0.38)

Net asset value — end of period	$10.38		$10.70	$10.83	$10.62	$10.80

Total return	(1.56	)%(1)	2.60%	4.83%	1.49%	5.06%

Ratios/supplemental data:
Net assets, end of period (000s)	$28,068		$25,993	$25,801	$24,314	$5,457
Ratio of gross expense to average net assets	0.78	%(2)	0.78%	0.79%	0.79%	0.78%
Ratio of net expense to average net assets	0.78	%(2)	0.78%	0.79%	0.79%	0.78%
Ratio of investment income less gross expenses to average net assets	2.64	%(2)	2.55%	2.32%	2.05%	2.40%
Ratio of net investment income to average net assets	2.64	%(2)	2.55%	2.32%	2.05%	2.40%
Portfolio turnover rate	26	%(1)	87%	57%	31%	49%

The Class commenced operations on November 2, 2009.

(1)  Not annualized.

(2)  Annualized.

(3)  Based on average shares outstanding.

(4)  Amount is less than $0.005.

Semi-Annual Report    141

	Payden Core Bond Fund - Investor Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$10.73		$10.85	$10.64	$10.82	$10.67

Income (loss) from investment activities:
Net investment income	0.15	(1)	0.30 (1)	0.28 (1)	0.25 (1)	0.28 (1)
Net realized and unrealized gains (losses)	(0.30)		0.00 (2)	0.25	(0.07)	0.28

Total from investment activities	(0.15)		0.30	0.53	0.18	0.56

Distributions to shareholders:
From net investment income	(0.17)		(0.34)	(0.31)	(0.28)	(0.32)
From net realized gains	—		(0.08)	(0.01)	(0.08)	(0.09)

Total distributions to shareholders	(0.17)		(0.42)	(0.32)	(0.36)	(0.41)

Net asset value — end of period	$10.41		$10.73	$10.85	$10.64	$10.82

Total return	(1.44	)%(3)	2.94%	5.07%	1.73%	5.34%

Ratios/supplemental data:
Net assets, end of period (000s)	$586,880		$719,847	$735,916	$660,835	$593,724
Ratio of gross expense to average net assets	0.53	%(4)	0.53%	0.54%	0.54%	0.53%
Ratio of net expense to average net assets	0.53	%(4)	0.53%	0.54%	0.54%	0.53%
Ratio of investment income less gross expenses to average net assets	2.89	%(4)	2.80%	2.57%	2.30%	2.65%
Ratio of net investment income to average net assets	2.89	%(4)	2.80%	2.57%	2.30%	2.65%
Portfolio turnover rate	26	%(3)	87%	57%	31%	49%

The Fund commenced operations on December 31, 1993.

	Payden Core Bond Fund — SI Class
	2018
Net asset value — beginning of period	$10.66

Income (loss) from investment activities:
Net investment income	0.08	(1)
Net realized and unrealized gains (losses)	(0.23)

Total from investment activities	(0.15)

Distributions to shareholders:
From net investment income	(0.11)
From net realized gains	—

Total distributions to shareholders	(0.11)

Net asset value — end of period	$10.40

Total return	(4.95	)%(3)

Ratios/supplemental data:
Net assets, end of period (000s)	$200,941
Ratio of gross expense to average net assets	0.52	%(4)
Ratio of net expense to average net assets	0.52	%(4)
Ratio of investment income less gross expenses to average net assets	2.94	%(4)
Ratio of net investment income to average net assets	2.94	%(4)
Portfolio turnover rate	26	%(3)

The Class commenced operations on January 22, 2018.

(1)  Based on average shares outstanding.

(2)  Amount is less than $0.005.

(3)  Not annualized.

(4)  Annualized.

142   Payden Mutual Funds

	Payden Corporate Bond Fund
	2018		2017		2016	2015	2014
Net asset value — beginning of period	$11.38		$11.37		$10.97	$11.37	$11.05

Income (loss) from investment activities:
Net investment income	0.20		0.38		0.34	0.35	0.39
Net realized and unrealized gains (losses)	(0.42)		0.25		0.53	(0.11)	0.50

Total from investment activities	(0.22)		0.63		0.87	0.24	0.89

Distributions to shareholders:
From net investment income	(0.20)		(0.38)		(0.34)	(0.34)	(0.41)
From net realized gains	(0.07)		(0.24)		(0.13)	(0.30)	(0.16)

Total distributions to shareholders	(0.27)		(0.62)		(0.47)	(0.64)	(0.57)

Net asset value — end of period	$10.89		$11.38		$11.37	$10.97	$11.37

Total return	(1.98	)%(1)	5.83%		8.18%	2.26%	8.31%

Ratios/supplemental data:
Net assets, end of period (000s)	$200,696		$207,305		$140,468	$71,542	$69,646
Ratio of gross expense to average net assets	0.68	%(2)	0.70%		0.74%	0.78%	0.79%
Ratio of net expense to average net assets	0.65	%(2)	0.65%		0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	3.56	%(2)	3.32%		3.04%	3.08%	3.42%
Ratio of net investment income to average net assets	3.59	%(2)	3.37%		3.13%	3.21%	3.56%
Portfolio turnover rate	47	%(1)	93%		145%	112%	104%
The Fund commenced operations on March 12, 2009.

	Payden Strategic Income Fund — Investor Class
	2018		2017		2016	2015	2014
Net asset value — beginning of period	$10.11		$10.12		$9.96	$10.00	$10.00

Income (loss) from investment activities:
Net investment income	0.15		0.28		0.22	0.22	(0.09)
Net realized and unrealized gains (losses)	(0.21)		0.02		0.16	(0.01)	(0.00	)(3)

Total from investment activities	(0.06)		0.30		0.38	0.21	(0.09)

Distributions to shareholders:
From net investment income	(0.15)		(0.30)		(0.22)	(0.22)	(0.09)
From net realized gains	—		(0.01)		—	(0.02)	—
Return of capital	—		(0.00	)(3)	—	(0.01)	—

Total distributions to shareholders	(0.15)		(0.31)		(0.22)	(0.25)	(0.09)

Net asset value — end of period	$9.90		$10.11		$10.12	$9.96	$10.00

Total return	(0.61	)%(1)	3.09%		3.90%	2.08%	0.94	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$118,731		$135,024		$150,106	$108,789	$55,453
Ratio of gross expense to average net assets	0.85	%(2)	0.86%		0.88%	0.90%	1.20	%(2)
Ratio of net expense to average net assets	0.73	%(2)	0.77%		0.80%	0.80%	0.80	%(2)
Ratio of investment income less gross expenses to average net assets	2.75	%(2)	2.60%		2.14%	2.06%	1.79	%(2)
Ratio of net investment income to average net assets	2.86	%(2)	2.70%		2.22%	2.17%	2.19	%(2)
Portfolio turnover rate	28	%(1)	78%		52%	30%	17	%(1)
The Fund commenced operations on May 8, 2014.

(1)  Not annualized.

(2)  Annualized.

(3)  Amount is less than $0.005.

Semi-Annual Report    143

	Payden Strategic Income Fund — SI Class
	2018		2017		2016	2015		2014
Net asset value — beginning of period	$10.11		$10.12		$9.96	$9.99		$10.00

Income (loss) from investment activities:
Net investment income	0.15		0.27		0.25	0.23		0.09
Net realized and unrealized gains (losses)	(0.21)		0.04		0.15	0.00		(0.00	)(1)

Total from investment activities	(0.06)		0.31		0.40	0.23		0.09

Distributions to shareholders:
From net investment income	(0.15)		(0.31)		(0.24)	(0.23)		(0.10)
From net realized gains	—		(0.01)		—	(0.02)		—
Return of capital	—		(0.00	)(1)	—	(0.01)		—

Total distributions to shareholders	(0.15)		(0.32)		(0.24)	(0.26)		(0.10)

Net asset value — end of period	$9.90		$10.11		$10.12	$9.96		$9.99

Total return	(0.56	)%(2)	3.21%		4.03%	2.32%		0.93	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$55,337		$90,619		$30,764	$37,766		$32,682
Ratio of gross expense to average net assets	0.84	%(3)	0.85%		0.89%	0.90%		1.17	%(3)
Ratio of net expense to average net assets	0.62	%(3)	0.65%		0.65%	0.65%		0.65	%(3)
Ratio of investment income less gross expenses to average net assets	2.71	%(3)	2.59%		2.15%	2.06%		1.87	%(3)
Ratio of net investment income to average net assets	2.93	%(3)	2.79%		2.39%	2.31%		2.39	%(3)
Portfolio turnover rate	28	%(2)	78%		52%	30%		17	%(2)
The Fund commenced operations on May 8, 2014.

	Payden Absolute Return Bond Fund — Investor Class
	2018		2017		2016	2015
Net asset value — beginning of period	$10.09		$9.99		$9.92	$10.00

Income (loss) from investment activities:
Net investment income	0.13		0.25		0.27	0.17	(4)
Net realized and unrealized gains (losses)	(0.07)		0.09		0.05	(0.07)

Total from investment activities	0.06		0.34		0.32	0.10

Distributions to shareholders:
From net investment income	(0.14)		(0.24)		(0.25)	(0.18)

Total distributions to shareholders	(0.14)		(0.24)		(0.25)	(0.18)

Net asset value — end of period	$10.01		$10.09		$9.99	$9.92

Total return	0.64	%(2)	3.42%		3.32%	0.97	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$83,672		$86,883		$63,996	$42,121
Ratio of gross expense to average net assets	0.87	%(3)	0.89%		0.97%	1.17	%(3)
Ratio of net expense to average net assets	0.70	%(3)	0.70%		0.70%	0.70	%(3)
Ratio of investment income less gross expenses to average net assets	2.27	%(3)	2.27%		2.45%	1.45	%(3)
Ratio of net investment income to average net assets	2.43	%(3)	2.46%		2.73%	1.92	%(3)
Portfolio turnover rate	60	%(2)	112%		47%	64	%(2)
The Fund commenced operations on November 6, 2014.

(1)  Amount is less than $0.005.

(2)  Not annualized.

(3)  Annualized.

(4)  Based on average shares outstanding.

144   Payden Mutual Funds

	Payden Absolute Return Bond Fund — SI Class
	2018		2017	2016	2015
Net asset value — beginning of period	$10.09		$10.00	$9.93	$10.00

Income (loss) from investment activities:
Net investment income	0.16		0.25	0.33	0.19	(1)
Net realized and unrealized gains (losses)	(0.08)		0.09	0.01	(0.07)

Total from investment activities	0.08		0.34	0.34	0.12

Distributions to shareholders:
From Net investment income	(0.15)		(0.25)	(0.27)	(0.19)

Total distributions to shareholders	(0.15)		(0.25)	(0.27)	(0.19)

Net asset value — end of period	$10.02		$10.09	$10.00	$9.93

Total return	0.82	%(2)	3.47%	3.47%	1.20	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$39,946		$17,050	$13,055	$18,830
Ratio of gross expense to average net assets	0.87	%(3)	0.90%	0.99%	1.17	%(3)
Ratio of net expense to average net assets	0.55	%(3)	0.55%	0.55%	0.55	%(3)
Ratio of investment income less gross expenses to average net assets	2.30	%(3)	2.27%	2.43%	1.32	%(3)
Ratio of net investment income to average net assets	2.62	%(3)	2.61%	2.86%	1.94	%(3)
Portfolio turnover rate	60	%(2)	112%	47%	64	%(2)
The Fund commenced operations on November 6, 2014.

	Payden Floating Rate Fund — Investor Class
	2018		2017	2016	2015		2014
Net asset value — beginning of period	$10.00		$9.99	$9.89	$9.97		$10.00

Income from investment activities:
Net investment income	0.19		0.34	0.34	0.32		0.27
Net realized and unrealized gains (losses)	(0.03)		0.01	0.10	(0.06)		(0.03)

Total from investment activities	0.16		0.35	0.44	0.26		0.24

Distributions to shareholders:
From Net investment income	(0.18)		(0.34)	(0.34)	(0.31)		(0.27)
From net realized gains	—		—	—	(0.03)		—

Total distributions to shareholders	(0.18)		(0.34)	(0.34)	(0.34)		(0.27)

Net asset value — end of period	$9.98		$10.00	$9.99	$9.89		$9.97

Total return	1.62	%(2)	3.51%	4.59%	2.64%		2.39	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$55,473		$63,804	$64,649	$42,478		$46,586
Ratio of gross expense to average net assets	0.86	%(3)	0.83%	0.85%	0.84%		0.90	%(3)
Ratio of net expense to average net assets	0.75	%(3)	0.75%	0.75%	0.75%		0.75	%(3)
Ratio of investment income less gross expenses to average net assets	3.55	%(3)	3.25%	3.38%	3.00%		3.03	%(3)
Ratio of net investment income to average net assets	3.66	%(3)	3.34%	3.47%	3.09%		3.17	%(3)
Portfolio turnover rate	56	%(2)	107%	41%	39%		18	%(2)

The Fund commenced operations on November 11, 2013.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

Semi-Annual Report    145

	Payden Floating Rate Fund — SI Class
	2018		2017		2016	2015	2014
Net asset value — beginning of period	$10.01		$10.00		$9.90	$9.98	$10.00

Income from investment activities:
Net investment income	0.19		0.35		0.35	0.32	0.28
Net realized and unrealized gains (losses)	(0.03)		0.01		0.10	(0.05)	(0.02)

Total from investment activities	0.16		0.36		0.45	0.27	0.26

Distributions to shareholders:
From net investment income	(0.18)		(0.35)		(0.35)	(0.32)	(0.28)
From net realized gains	—		—		—	(0.03)	—

Total distributions to shareholders	(0.18)		(0.35)		(0.35)	(0.35)	(0.28)

Net asset value — end of period	$9.99		$10.01		$10.00	$9.90	$9.98

Total return	1.66	%(1)	3.73%		4.58%	2.74%	2.59	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$98,612		$128,586		$122,809	$124,006	$119,799
Ratio of gross expense to average net assets	0.86	%(2)	0.83%		0.85%	0.84%	0.89	%(2)
Ratio of net expense to average net assets	0.65	%(2)	0.65%		0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	3.53	%(2)	3.25%		3.38%	3.01%	2.93	%(2)
Ratio of net investment income to average net assets	3.74	%(2)	3.43%		3.58%	3.20%	3.18	%(2)
Portfolio turnover rate	56	%(1)	107%		41%	39%	18	%(1)
The Fund commenced operations on November 11, 2013.

	Payden High Income Fund
	2018		2017		2016	2015	2014
Net asset value — beginning of period	$6.59		$6.46		$6.40	$7.08	$7.28

Income (loss) from investment activities:
Net investment income	0.17		0.34		0.33	0.36	0.40
Net realized and unrealized gains (losses)	(0.21)		0.14		0.06	(0.42)	(0.00	)(3)

Total from investment activities	(0.04)		0.48		0.39	(0.06)	0.40

Distributions to shareholders:
From net investment income	(0.17)		(0.35)		(0.33)	(0.36)	(0.40)
From net realized gains	—		(0.00	)(3)	—	(0.26)	(0.20)

Total distributions to shareholders	(0.17)		(0.35)		(0.33)	(0.62)	(0.60)

Net asset value — end of period	$6.38		$6.59		$6.46	$6.40	$7.08

Total return	(0.58	)%(1)	7.60%		6.33%	(0.79)%	5.75%

Ratios/supplemental data:
Net assets, end of period (000s)	$465,514		$533,635		$587,215	$603,937	$734,666
Ratio of gross expense to average net assets	0.63	%(2)	0.65%		0.66%	0.67%	0.66%
Ratio of net expense to average net assets	0.63	%(2)	0.65%		0.66%	0.67%	0.66%
Ratio of investment income less gross expenses to average net assets	5.21	%(2)	5.14%		5.16%	5.29%	5.54%
Ratio of net investment income to average net assets	5.21	%(2)	5.14%		5.16%	5.29%	5.54%
Portfolio turnover rate	31	%(1)	67%		44%	32%	42%

The Fund commenced operations on December 30, 1997.

(1) Not annualized.

(2) Annualized.

(3) Amount is less than $0.005.

146   Payden Mutual Funds

	Payden California Municipal Income Fund
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$10.28		$10.41	$10.39	$10.50	$10.27

Income (loss) from investment activities:
Net investment income	0.11		0.19	0.19	0.23	0.24
Net realized and unrealized gains (losses)	(0.18)		0.03	0.14	(0.03)	0.29

Total from investment activities	(0.07)		0.22	0.33	0.20	0.53

Distributions to shareholders:
From net investment income	(0.11)		(0.19)	(0.19)	(0.23)	(0.24)
From net realized gains	(0.04)		(0.16)	(0.12)	(0.08)	(0.06)

Total distributions to shareholders	(0.15)		(0.35)	(0.31)	(0.31)	(0.30)

Net asset value — end of period	$10.06		$10.28	$10.41	$10.39	$10.50

Total return	(0.72	)%(1)	2.28%	3.22%	1.87%	5.27%

Ratios/supplemental data:
Net assets, end of period (000s)	$55,791		$57,645	$55,808	$45,938	$46,729
Ratio of gross expense to average net assets	0.69	%(2)	0.70%	0.71%	0.70%	0.70%
Ratio of net expense to average net assets	0.53	%(2)	0.54%	0.55%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	2.00	%(2)	1.72%	1.62%	2.03%	2.18%
Ratio of net investment income to average net assets	2.16	%(2)	1.89%	1.78%	2.17%	2.33%
Portfolio turnover rate	64	%(1)	157%	57%	45%	48%
The Fund commenced operations on December 17, 1998.

	Payden Global Low Duration Fund
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$10.06		$10.05	$10.01	$10.10	$10.08

Income (loss) from investment activities:
Net investment income	0.11		0.17	0.11	0.12	0.12
Net realized and unrealized gains (losses)	(0.12)		0.00 (3)	0.05	(0.09)	0.02

Total from investment activities	(0.01)		0.17	0.16	0.03	0.14

Distributions to shareholders:
From net investment income	(0.11)		(0.08)	(0.09)	(0.02)	(0.12)
Return of capital	—		(0.08)	(0.03)	(0.10)	—

Total distributions to shareholders	(0.11)		(0.16)	(0.12)	(0.12)	(0.12)

Net asset value — end of period	$9.94		$10.06	$10.05	$10.01	$10.10

Total return	(0.15	)%(1)	1.66%	1.61%	0.32%	1.43%

Ratios/supplemental data:
Net assets, end of period (000s)	$100,102		$113,405	$135,217	$130,344	$139,965
Ratio of gross expense to average net assets	0.67	%(2)	0.66%	0.66%	0.69%	0.69%
Ratio of net expense to average net assets	0.53	%(2)	0.54%	0.55%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	1.95	%(2)	1.49%	1.02%	1.05%	1.11%
Ratio of net investment income to average net assets	2.09	%(2)	1.61%	1.14%	1.18%	1.25%
Portfolio turnover rate	29	%(1)	108%	41%	35%	54%

The Fund commenced operations on September 18, 1996.

(1)	Not annualized.
(2)	Annualized.
(3)	Amount is less than $0.005.

Semi-Annual Report    147

	Payden Global Fixed Income Fund
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$9.11		$9.04	$8.87	$8.84	$8.53

Income (loss) from investment activities:
Net investment income	0.08		0.14	0.13	0.15	0.21
Net realized and unrealized gains (losses)	(0.09)		0.08	0.27	0.05	0.31

Total from investment activities	(0.01)		0.22	0.40	0.20	0.52

Distributions to shareholders:
From net investment income	(0.10)		(0.15)	(0.11)	(0.17)	(0.18)
From net realized gains	—		—	(0.10)	—	—
Return of capital	—		—	(0.02)	—	(0.03)

Total distributions to shareholders	(0.10)		(0.15)	(0.23)	(0.17)	(0.21)

Net asset value — end of period	$9.00		$9.11	$9.04	$8.87	$8.84

Total return	(0.11	)%(1)	2.48%	4.68%	2.27%	6.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$128,758		$124,647	$111,109	$80,293	$50,679
Ratio of gross expense to average net assets	0.78	%(2)	0.78%	0.80%	0.81%	0.90%
Ratio of net expense to average net assets	0.67	%(2)	0.65%	0.65%	0.66%	0.70%
Ratio of investment income less gross expenses to average net assets	1.64	%(2)	1.48%	1.39%	1.63%	2.30%
Ratio of net investment income to average net assets	1.75	%(2)	1.60%	1.55%	1.78%	2.50%
Portfolio turnover rate	26	%(1)	58%	76%	44%	55%
The Fund commenced operations on September 1, 1992.

	Payden Emerging Markets Bond Fund - Adviser Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$14.22		$13.96	$13.10	$14.14	$13.90

Income (loss) from investment activities:
Net investment income	0.35		0.75	0.66	0.63	0.70
Net realized and unrealized gains (losses)	(0.59)		0.26	0.92	(1.04)	0.29

Total from investment activities	(0.24)		1.01	1.58	(0.41)	0.99

Distributions to shareholders:
From net investment income	(0.35)		(0.72)	(0.72)	(0.63)	(0.60)
From net realized gains	—		—	—	—	(0.05)
Return of capital	—		(0.03)	—	—	(0.10)

Total distributions to shareholders	(0.35)		(0.75)	(0.72)	(0.63)	(0.75)

Net asset value — end of period	$13.63		$14.22	$13.96	$13.10	$14.14

Total return	(1.72	)%(1)	7.50%	12.46%	(2.94)%	7.32%

Ratios/supplemental data:
Net assets, end of period (000s)	$111,248		$131,677	$76,182	$29,481	$21,754
Ratio of gross expense to average net assets	0.98	%(2)	1.00%	1.00%	1.01%	1.03%
Ratio of net expense to average net assets	0.98	%(2)	1.00%	1.00%	1.01%	1.03%
Ratio of investment income less gross expenses to average net assets	5.03	%(2)	5.36%	5.08%	4.73%	5.03%
Ratio of net investment income to average net assets	5.03	%(2)	5.36%	5.08%	4.73%	5.03%
Portfolio turnover rate	27	%(1)	48%	46%	54%	73%

The Class commenced operations on November 2, 2009.

(1) Not annualized.

(2) Annualized.

148   Payden Mutual Funds

	Payden Emerging Markets Bond Fund - Investor Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$14.21		$13.95	$13.08	$14.11	$13.88

Income (loss) from investment activities:
Net investment income	0.36		0.77	0.73	0.67	0.75
Net realized and unrealized gains (losses)	(0.58)		0.27	0.89	(1.04)	0.26

Total from investment activities	(0.22)		1.04	1.62	(0.37)	1.01

Distributions to shareholders:
From net investment income	(0.37)		(0.75)	(0.75)	(0.66)	(0.63)
From net realized gains	—		—	—	—	(0.05)
Return of capital	—		(0.03)	—	—	(0.10)

Total distributions to shareholders	(0.37)		(0.78)	(0.75)	(0.66)	(0.78)

Net asset value — end of period	$13.62		$14.21	$13.95	$13.08	$14.11

Total return	(1.61	)%(1)	7.76%	12.75%	(2.65)%	7.53%

Ratios/supplemental data:
Net assets, end of period (000s)	$585,860		$538,525	$478,082	$416,408	$379,923
Ratio of gross expense to average net assets	0.73	%(2)	0.75%	0.75%	0.76%	0.78%
Ratio of net expense to average net assets	0.73	%(2)	0.75%	0.75%	0.76%	0.78%
Ratio of investment income less gross expenses to average net assets	5.29	%(2)	5.60%	5.45%	4.98%	5.29%
Ratio of net investment income to average net assets	5.29	%(2)	5.60%	5.45%	4.98%	5.29%
Portfolio turnover rate	27	%(1)	48%	46%	54%	73%
The Fund commenced operations on December 17, 1998.

	Payden Emerging Markets Bond Fund - SI Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$14.19		$13.93	$13.07	$14.10	$13.87

Income from investment activities:
Net investment income	0.37		0.78	0.74	0.68	0.74
Net realized and unrealized gains (losses)	(0.59)		0.27	0.88	(1.04)	0.28

Total from investment activities	(0.22)		1.05	1.62	(0.36)	1.02

Distributions to shareholders:
From net investment income	(0.37)		(0.75)	(0.76)	(0.67)	(0.64)
From net realized gains	—		—	—	—	(0.05)
Return of capital	—		(0.04)	—	—	(0.10)

Total distributions to shareholders	(0.37)		(0.79)	(0.76)	(0.67)	(0.79)

Net asset value — end of period	$13.60		$14.19	$13.93	$13.07	$14.10

Total return	(1.59	)%(1)	7.83%	12.76%	(2.58)%	7.64%

Ratios/supplemental data:
Net assets, end of period (000s)	$694,312		$693,577	$604,978	$518,220	$450,550
Ratio of gross expense to average net assets	0.73	%(2)	0.75%	0.75%	0.76%	0.77%
Ratio of net expense to average net assets	0.69	%(2)	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets	5.29	%(2)	5.59%	5.46%	4.98%	5.28%
Ratio of net investment income to average net assets	5.33	%(2)	5.65%	5.52%	5.05%	5.35%
Portfolio turnover rate	27	%(1)	48%	46%	54%	73%

The Class commenced operations on April 9, 2012.

(1)	Not annualized.
(2)	Annualized.

Semi-Annual Report    149

	Payden Emerging Markets Local Bond Fund
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$6.90		$6.95	$6.66	$8.48	$9.33

Income from investment activities:
Net investment income	0.22		0.43	0.37	0.40	0.51
Net realized and unrealized gains (losses)	0.13		(0.05)	0.28	(1.83)	(0.86)

Total from investment activities	0.35		0.38	0.65	(1.43)	(0.35)

Distributions to shareholders:
From net investment income	(0.22)		(0.40)	—	—	—
Return of capital	—		(0.03)	(0.36)	(0.39)	(0.50)

Total distributions to shareholders	(0.22)		(0.43)	(0.36)	(0.39)	(0.50)

Proceeds from redemption fees
Net asset value — end of period	$7.03		$6.90	$6.95	$6.66	$8.48

Total return	5.06	%(1)	5.63%	10.11%	(17.16)%	(3.84)%

Ratios/supplemental data:
Net assets, end of period (000s)	$211,810		$180,942	$156,240	$125,970	$174,827
Ratio of gross expense to average net assets	1.03	%(2)	1.08%	0.96%	0.98%	0.96%
Ratio of net expense to average net assets	0.86	%(2)	0.98%	0.98%	0.97%	0.96%
Ratio of investment income less gross expenses to average net assets	6.06	%(2)	6.14%	5.46%	5.26%	5.59%
Ratio of net investment income to average net assets	6.23	%(2)	6.25%	5.44%	5.28%	5.59%
Portfolio turnover rate	31	%(1)	61%	68%	106%	99%
The Fund commenced operations on November 2, 2011.

	Payden Emerging Markets Corporate Bond Fund — Investor Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$10.33		$10.09	$9.62	$10.39	$10.00

Income from investment activities:
Net investment income	0.24	(4)	0.46 (4)	0.41 (4)	0.43	0.64
Net realized and unrealized gains (losses)	(0.34)		0.24	0.47	(0.59)	0.18

Total from investment activities	(0.10)		0.70	0.88	(0.16)	0.82

Distributions to shareholders:
From net investment income	(0.24)		(0.46)	(0.41)	(0.43)	(0.43)
From net realized gains	(0.03)		—	—	(0.18)	—

Total distributions to shareholders	(0.27)		(0.46)	(0.41)	(0.61)	(0.43)

Net asset value — end of period	$9.96		$10.33	$10.09	$9.62	$10.39

Total return	(0.97	)%(1)	7.12%	9.35%	(1.55)%	8.31	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$6,613		$4,051	$3,655	$1,401	$1,522
Ratio of gross expense to average net assets	1.28	%(3)	1.33%	1.33%	1.33%	1.42	%(3)
Ratio of net expense to average net assets	0.95	%(3)	0.95%	0.95%	0.95%	0.94	%(3)
Ratio of investment income less gross expenses to average net assets	4.47	%(3)	4.14%	3.77%	4.00%	3.90	%(3)
Ratio of net investment income to average net assets	4.81	%(3)	4.52%	4.15%	4.39%	4.37	%(3)
Portfolio turnover rate	41	%(1)	63%	74%	93%	100	%(1)

The Fund commenced operations on November 11, 2013.

(1)	Not annualized.
(2)	Annualized.
(3)	Annualized.
(4)	Based on average shares outstanding.

150   Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund — SI Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$10.34		$10.10	$9.63	$10.40	$10.00

Income from investment activities:
Net investment income	0.25	(1)	0.47 (1)	0.42 (1)	0.45	0.44
Net realized and unrealized gains (losses)	(0.35)		0.24	0.47	(0.60)	0.40

Total from investment activities	(0.10)		0.71	0.89	(0.15)	0.84

Distributions to shareholders:
From net investment income	(0.24)		(0.47)	(0.42)	(0.44)	(0.44)
From net realized gains	(0.03)		—	—	(0.18)	—

Total distributions to shareholders	(0.27)		(0.47)	(0.42)	(0.62)	(0.44)

Net asset value — end of period	$9.97		$10.34	$10.10	$9.63	$10.40

Total return	(0.92	)%(2)	7.22%	9.44%	(1.47)%	8.52	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$37,259		$36,576	$35,450	$34,600	$41,662
Ratio of gross expense to average net assets	1.29	%(3)	1.33%	1.35%	1.33%	1.39	%(3)
Ratio of net expense to average net assets	0.85	%(3)	0.85%	0.85%	0.85%	0.85	%(3)
Ratio of investment income less gross expenses to average net assets	4.45	%(3)	4.13%	3.80%	4.01%	3.89	%(3)
Ratio of net investment income to average net assets	4.88	%(3)	4.61%	4.29%	4.49%	4.43	%(3)
Portfolio turnover rate	41	%(2)	63%	74%	93%	100	%(2)
The Fund commenced operations on November 11, 2013.

(1) Based on average shares outstanding. (2) Not annualized. (3) Annualized.

	Payden Equity Income Fund - Adviser Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$16.68		$14.69	$13.98	$14.40	$12.64

Income from investment activities:
Net investment income	0.15		0.32	0.36	0.32	0.36
Net realized and unrealized gains	0.44		2.08	0.76	0.05	1.72

Total from investment activities	0.59		2.40	1.12	0.37	2.08

Distributions to shareholders:
From net investment income	(0.14)		(0.33)	(0.41)	(0.36)	(0.21)
From net realized gains	(0.82)		(0.08)	—	(0.43)	(0.11)

Total distributions to shareholders	(0.96)		(0.41)	(0.41)	(0.79)	(0.32)

Net asset value — end of period	$16.31		$16.68	$14.69	$13.98	$14.40

Total return	3.47	%(1)	16.59%	8.06%	2.66%	16.66%

Ratios/supplemental data:
Net assets, end of period (000s)	$13,235		$14,529	$8,313	$4,567	$4,742
Ratio of gross expense to average net assets	0.99	%(2)	1.05%	1.02%	1.05%	1.08%
Ratio of net expense to average net assets	0.99	%(2)	1.05%	1.05%	1.05%	1.05%
Ratio of investment income less gross expenses to average net assets	1.83	%(2)	2.18%	2.70%	2.29%	2.52%
Ratio of net investment income to average net assets	1.83	%(2)	2.15%	2.67%	2.27%	2.55%
Portfolio turnover rate	10	%(1)	60%	25%	48%	51%

The Class commenced operations on December 1, 2011.

Semi-Annual Report    151

	Payden Equity Income Fund - Investor Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$16.69		$14.69	$13.97	$14.39	$12.64

Income from investment activities:
Net investment income	0.17		0.39	0.38	0.35	0.38
Net realized and unrealized gains	0.43		2.06	0.78	0.05	1.72

Total from investment activities	0.60		2.45	1.16	0.40	2.10

Distributions to shareholders:
From net investment income	(0.15)		(0.37)	(0.44)	(0.39)	(0.24)
From net realized gains	(0.82)		(0.08)	—	(0.43)	(0.11)

Total distributions to shareholders	(0.97)		(0.45)	(0.44)	(0.82)	(0.35)

Net asset value — end of period	$16.32		$16.69	$14.69	$13.97	$14.39

Total return	3.56	%(1)	16.91%	8.37%	2.90%	16.88%

Ratios/supplemental data:
Net assets, end of period (000s)	$517,962		$564,547	$479,460	$281,163	$275,222
Ratio of gross expense to average net assets	0.74	%(2)	0.80%	0.77%	0.80%	0.83%
Ratio of net expense to average net assets	0.74	%(2)	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	2.07	%(2)	2.48%	2.91%	2.54%	2.74%
Ratio of net investment income to average net assets	2.07	%(2)	2.45%	2.88%	2.53%	2.77%
Portfolio turnover rate	10	%(1)	60%	25%	48%	51%
The Fund commenced operations on November 1, 1996.

(1) Not annualized. (2) Annualized.

	Payden Equity Income Fund — SI Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$16.70		$14.69	$13.97	$14.39	$13.92

Income from investment activities:
Net investment income	0.18		0.42	0.42	0.38	0.09
Net realized and unrealized gains	0.43		2.06	0.75	0.04	0.46

Total from investment activities	0.61		2.48	1.17	0.42	0.55

Distributions to shareholders:
From net investment income	(0.16)		(0.39)	(0.45)	(0.41)	(0.08)
From net realized gains	(0.82)		(0.08)	—	(0.43)	—

Total distributions to shareholders	(0.98)		(0.47)	(0.45)	(0.84)	(0.08)

Net asset value — end of period	$16.33		$16.70	$14.69	$13.97	$14.39

Total return	3.61	%(1)	17.13%	8.50%	3.04%	3.94	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$628,002		$385,988	$314,900	$277,634	$186,735
Ratio of gross expense to average net assets	0.74	%(2)	0.80%	0.77%	0.79%	0.83	%(2)
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	2.01	%(2)	2.48%	3.01%	2.51%	2.48	%(2)
Ratio of net investment income to average net assets	2.11	%(2)	2.59%	3.13%	2.66%	2.64	%(2)
Portfolio turnover rate	10	%(1)	60%	25%	48%	51	%(1)

The Class commenced operations on August 1, 2014.

(1)	Not annualized.

(2)	Annualized.

152   Payden Mutual Funds

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended April 30, 2018. It uses each Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value November 1, 2017	Value April 30, 2018	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,005.60	0.56%	0.25%	$1.24
Limited Maturity	1,000.00	1,008.20	0.82%	0.25%	1.24
Low Duration	1,000.00	998.00	(0.20)%	0.43%	2.13
U.S. Government Investor Class	1,000.00	988.40	(1.16)%	0.40%	1.97
GNMA Investor Class	1,000.00	977.60	(2.24)%	0.50%	2.45
Core Bond Adviser Class	1,000.00	984.40	(1.56)%	0.78%	3.84
Core Bond Investor Class	1,000.00	985.60	(1.44)%	0.53%	2.61
Core Bond SI Class	1,000.00	950.50	(4.95)%	0.52%	2.51
Corporate Bond	1,000.00	980.20	(1.98)%	0.65%	3.19
Strategic Income Investor Class	1,000.00	994.89	(0.61)%	0.73%	3.61
Strategic Income SI Class	1,000.00	996.39	(0.56)%	0.84%	4.16
Absolute Return Bond Investor Class	1,000.00	1,006.40	0.64%	0.70%	3.48
Absolute Return Bond SI Class	1,000.00	1,008.20	0.82%	0.55%	2.74
Floating Rate Investor Class	1,000.00	1,016.20	1.62%	0.75%	3.75
Floating Rate SI Class	1,000.00	1,016.60	1.66%	0.65%	3.25
High Income Investor Class	1,000.00	994.20	(0.58)%	0.63%	3.12
California Municipal Income	1,000.00	992.80	(0.72)%	0.53%	2.62
Global Low Duration	1,000.00	998.50	(0.15)%	0.53%	2.63
Global Fixed Income	1,000.00	998.90	(0.11)%	0.67%	3.32
Emerging Markets Bond Adviser Class	1,000.00	982.80	(1.72)%	0.98%	4.82
Emerging Markets Bond Investor Class	1,000.00	983.90	(1.61)%	0.74%	3.64
Emerging Markets Bond SI Class	1,000.00	984.10	(1.59)%	0.74%	3.64
Emerging Markets Local Bond Investor Class	1,000.00	1,050.60	5.06%	0.86%	4.37
Emerging Markets Corporate Bond Investor Class	1,000.00	990.30	(0.97)%	0.95%	4.69
Emerging Markets Corporate Bond SI Class	1,000.00	990.80	(0.92)%	0.85%	4.20
Equity Income Adviser Class	1,000.00	1,034.70	3.47%	0.99%	4.99
Equity Income Investor Class	1,000.00	1,035.60	3.56%	0.74%	3.73
Equity Income SI Class	1,000.00	1,036.10	3.61%	0.65%	3.28

Semi-Annual Report    153

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (181/365 days) for the six-month period ended April 30, 2018 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value November 1, 2017	Value April 30, 2018	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,023.55	2.36%	0.25%	$1.25
Limited Maturity	1,000.00	1,023.55	2.36%	0.25%	1.25
Low Duration	1,000.00	1,022.66	2.27%	0.43%	2.16
U.S. Government Investor Class	1,000.00	1,022.81	2.28%	0.40%	2.01
GNMA Investor Class	1,000.00	1,022.32	2.23%	0.50%	2.51
Core Bond Adviser Class	1,000.00	1,020.93	2.09%	0.78%	3.91
Core Bond Investor Class	1,000.00	1,022.17	2.22%	0.53%	2.66
Core Bond SI Class	1,000.00	1,022.22	2.22%	0.52%	2.61
Corporate Bond	1,000.00	1,021.57	2.16%	0.65%	3.26
Strategic Income Investor Class	1,000.00	1,021.17	2.12%	0.73%	3.66
Strategic Income SI Class	1,000.00	1,020.63	2.06%	0.84%	4.21
Absolute Return Bond Investor Class	1,000.00	1,021.32	2.13%	0.70%	3.51
Absolute Return Bond SI Class	1,000.00	1,022.07	2.21%	0.55%	2.76
Floating Rate Bond Investor Class	1,000.00	1,021.08	2.11%	0.75%	3.76
Floating Rate Bond SI Class	1,000.00	1,021.57	2.16%	0.65%	3.26
High Income Investor Class	1,000.00	1,021.67	2.17%	0.63%	3.16
California Municipal Income	1,000.00	1,022.17	2.22%	0.53%	2.66
Global Low Duration	1,000.00	1,022.17	2.22%	0.53%	2.66
Global Fixed Income	1,000.00	1,021.47	2.15%	0.67%	3.36
Emerging Markets Bond Adviser Class	1,000.00	1,019.93	1.99%	0.98%	4.91
Emerging Markets Bond Investor Class	1,000.00	1,021.12	2.11%	0.74%	3.71
Emerging Markets Bond SI Class	1,000.00	1,021.12	2.11%	0.74%	3.71
Emerging Markets Local Bond Investor Class	1,000.00	1,020.53	2.05%	0.86%	4.31
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.08	2.01%	0.95%	4.76
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.58	2.06%	0.85%	4.26
Equity Income Adviser Class	1,000.00	1,019.89	1.99%	0.99%	4.96
Equity Income Investor Class	1,000.00	1,021.12	2.11%	0.74%	3.71
Equity Income SI Class	1,000.00	1,022.59	2.16%	0.65%	3.26

154   Payden Mutual Funds

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue
Los Angeles, CA 90071
Trustees (1)
W. D. Hilton, Jr.	71	Independent Trustee	1993	19	President and CEO,
					Trust Service, Inc.;
					Executive Director,
					NGC Bodily Injury
					Trust; and Managing
					Trustee,
					Fuller-Austin Trust
Thomas V.	73	Independent Trustee	1993	19	Chairman,
McKernan, Jr.					Automobile Club of
					Southern California,
					Director, First
					American Financial
Rosemarie T. Nassif	76	Independent Trustee	2008	19	President Emerita,	Executive Director,
					Holy Names	Center for Catholic
					University; Program	Education, Loyola
					Director, Conrad	Marymount
					Hilton Foundation	University
Andrew J. Policano	68	Independent Trustee	2008	19	Former Dean, The	Director, Rockwell
					Paul Merage School	Collins
					of Business,
					University of
					California, Irvine
Dennis C. Poulsen	75	Independent Trustee	1992	19	Chairman of the
					Advisory Board, Rose
					Hills Company
Stender E. Sweeney	79	Independent Trustee	1992	19	Private Investor	Director, Avis
						Budget Group, Inc.
Joan A. Payden	86	Interested Trustee	1992	19	President, CEO and
					Director, Payden &
					Rygel
Michael E. Salvay	56	Interested Trustee	2009	19	Managing Principal,
					Payden & Rygel
James P. Sarni	57	Interested Trustee	2017	19	Managing Principal
					and Director, Payden
					& Rygel
Officers (2)
Joan A. Payden		Chairman and CEO	1992		President, CEO and
					Director, Payden &
					Rygel
Brian W. Matthews		Vice President and	2003		Managing Principal,
		CFO			CFO and Director,
					Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Principal, Payden &
					Rygel
Bradley F. Hersh		Vice President and	1998		Principal and
		Treasurer			Treasurer, Payden &
					Rygel
Edward S. Garlock		Secretary	1997		Managing Principal,
					General Counsel and
					Director, Payden &
					Rygel
Sandi Brents		Vice President and	2016		Vice President and
		CCO			Senior Compliance
					Officer, Payden &
					Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Semi-Annual Report    155

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» U.S. BOND FUNDS

Payden Cash Reserves Money Market Fund (PBHXX)

Payden Limited Maturity Fund (PYLMX)

Payden Low Duration Fund (PYSBX)

Payden U.S. Government Fund — Investor Class (PYUSX)

Payden GNMA Fund — Investor Class (PYGNX)

Payden Core Bond Fund — Investor Class (PYCBX)

Payden Core Bond Fund — Adviser Class (PYCWX)

Payden Core Bond Fund — SI Class (PYCSX)

Payden Corporate Bond Fund (PYACX)

Payden Strategic Income Fund — SI Class (PYSIX)

Payden Strategic Income Fund — Investor Class (PYSGX)

Payden Absolute Return Bond Fund — SI Class (PYAIX)

Payden Absolute Return Bond Fund — Investor Class (PYARX)

Payden Floating Rate Fund — SI Class (PYFIX)

Payden Floating Rate Fund — Investor Class (PYFRX)

Payden High Income Fund — Investor Class (PYHRX)

» TAX EXEMPT BOND FUND

Payden California Municipal Income Fund (PYCRX)

» GLOBAL BOND FUNDS

Payden Global Low Duration Fund (PYGSX)

Payden Global Fixed Income Fund (PYGFX)

Payden Emerging Markets Bond Fund — SI Class (PYEIX)

Payden Emerging Markets Bond Fund — Investor Class (PYEMX)

Payden Emerging Markets Bond Fund — Adviser Class (PYEWX)

Payden Emerging Markets Local Bond Fund — Investor Class (PYELX)

Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX)

Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX)

» EQUITY FUND

Payden Equity Income Fund — SI Class (PYVSX)

Payden Equity Income Fund — Investor Class (PYVLX)

Payden Equity Income Fund — Adviser Class (PYVAX)

PAYDEN MUTUAL FUNDS

333 South Grand Avenue, Los Angeles, California 90071

800 5-PAYDEN    800 572-9336    payden.com

1	Management Discussion & Analysis

3	Portfolio Highlights & Investments

10	Statement of Assets & Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Notes to Financial Statements

23	Financial Highlights

25	Fund Expenses

26	Trustees & Officers

Semi-Annual Report

For the six months ended April 30, 2018, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned 0.47%, the Adviser Class (PKCBX) returned 0.36%, the Retirement Class (PKCRX) returned 0.22% and the Institutional Class (PKCIX) returned 0.62%. The Fund’s benchmark, the 30-year US Treasury Bond Yield from December 31st, returned 1.42%. Although market conditions were accentuated by sustained positive economic support, volatility increased across capital markets. With this backdrop, global interest rates were markedly higher with 5-year government bond yields rising in the US by 0.78%, in the UK by 0.34%, in Europe by 0.29% and in Australia by 0.25%. The corresponding tone in risk assets proved positive at first, as equity prices reached new heights and corporate credit risk premiums reached new post-crisis lows. However, sentiment quickly turned as the second half of the period commenced over concerns regarding a pick-up in inflationary pressures and fears of trade wars. Volatility returned to markets, causing equity prices to decline from their highs, relinquishing a majority of their gains, while corporate bond risk premiums increased in sympathy. With the combination of higher government bond yields, wider credit risk premiums and lower equity prices, the Fund was unable to match the 30-year US Treasury Yield return target. The Fund invests in futures, options and forward currency contracts, for both interest rate and credit risk hedging and investment purposes adding 0.20% to performance during the period.

1   Payden Mutual Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity.	Portfolio Composition - percent of investments

	Mortgage Backed	31%
	Asset Backed	24%
	Corporate	18%
	Stocks	10%
	Foreign Government	10%
	Other	7%

  Schedule of Investments - April 30, 2018 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (24%)
1,555,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.050%) 3.40%, 7/15/27 (a)(b)	$1,557
1,050,000	Blackrock European CLO III DAC 144A, (3 mo. EURIBOR + 0.850%) 0.85%, 4/15/30 EUR (a)(b)(c)	1,271
1,000,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 0.850%) 0.85%, 7/15/30 EUR (a)(b)(c)	1,212
250,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 1.300%) 1.30%, 7/15/30 EUR (a)(b)(c)	304
350,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 2.650%) 2.65%, 7/15/30 EUR (a)(b)(c)	425
850,000	BlueMountain CLO 2014-2 Ltd. 144A, (3 mo. LIBOR USD + 0.930%) 3.29%, 7/20/26 (a)(b)	851
1,100,000	BlueMountain CLO 2014-3 Ltd. 144A, (3 mo. LIBOR USD + 3.200%) 5.55%, 10/15/26 (a)(b)	1,103
1,050,000	BlueMountain CLO 2014-4 Ltd. 144A, (3 mo. LIBOR USD + 1.350%) 3.33%, 11/30/26 (a)(b)	1,051
850,000	Carlyle Global Market Strategies CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 1.470%) 3.84%, 4/27/27 (a)(b)	850
1,000,000	Carlyle Global Market Strategies Euro CLO
	2015-2 DAC 144A, (3 mo. EURIBOR
	+ 0.730%) 0.73%, 9/21/29 EUR (a)(b)(c)	1,209
500,000	Carlyle Global Market Strategies Euro CLO
	2015-2 DAC 144A, (3 mo. EURIBOR
	+ 2.700%) 2.70%, 9/21/29 EUR (a)(b)(c)	605
1,560,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 1.230%) 3.29%, 6/09/30 (a)(b)	1,568
564,301	Cent CLO 18 Ltd. 144A, (3 mo. LIBOR USD + 1.120%) 3.48%, 7/23/25 (a)(b)	566
1,750,000	Cent CLO LP 144A, (3 mo. LIBOR USD + 3.450%) 5.81%, 7/23/25 (a)(b)	1,755
920,000	CIFC Funding 2014-III Ltd. 144A, (3 mo. LIBOR USD + 0.950%) 3.31%, 7/22/26 (a)(b)	921
920,000	CIFC Funding 2014-V Ltd. 144A, (3 mo. LIBOR USD + 1.400%) 3.75%, 1/17/27 (a)(b)	921
1,598,420	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR USD + 1.250%) 3.17%, 12/17/33 (a)(b)	1,612
2,050,717	Countrywide Asset-Backed Certificates, 4.76%, 10/25/46 (d)	2,002
2,233,125	Domino’s Pizza Master Issuer LLC 144A, 3.08%, 7/25/47 (b)	2,169

Principal or Shares	Security Description	Value (000)

2,233,125	Domino’s Pizza Master Issuer LLC 144A, (3 mo. LIBOR USD + 1.250%) 3.61%, 7/25/47 (a)(b)	$2,245
1,970,000	Drive Auto Receivables Trust 2016-B 144A, 4.53%, 8/15/23 (b)	2,010
1,300,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo. EURIBOR + 0.870%) 0.87%, 10/15/31 EUR (a)(b)(c)	1,583
1,730,000	First Investors Auto Owner Trust 2016-1 144A, 4.70%, 4/18/22 (b)	1,748
200,940	GE-WMC Asset-Backed Pass-Through
	Certificates Series 2005-2, (1 mo. LIBOR USD
	+ 0.250%) 2.15%, 12/25/35 (a)	203
821,152	Invitation Homes 2015-SFR2 Trust 144A, (1
	mo. LIBOR USD + 1.350%)
	3.25%, 6/17/32 (a)(b)	823
1,500,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 0.950%) 3.31%, 4/21/25 (a)(b)	1,501
350,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%) 3.81%, 4/21/25 (a)(b)	350
167,329	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	176
1,460,000	Madison Park Funding XIV Ltd. 144A, (3 mo. LIBOR USD + 1.120%) 3.48%, 7/20/26 (a)(b)	1,462
1,100,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD + 1.500%) 3.86%, 7/25/26 (a)(b)	1,101
1,750,000	Magnetite VIII Ltd. 144A, (3 mo. LIBOR USD + 0.980%) 0.00%, 4/15/31 (a)(b)	1,750
600,000	Magnetite VIII Ltd. 144A, (3 mo. LIBOR USD + 2.900%) 0.00%, 4/15/31 (a)(b)	600
530,000	Octagon Investment Partners 24 Ltd. 144A, (3 mo. LIBOR USD + 1.350%) 3.24%, 5/21/27 (a)(b)	530
750,000	Octagon Investment Partners 25 Ltd. 144A, (3 mo. LIBOR USD + 0.800%) 3.16%, 10/20/26 (a)(b)	750
1,450,000	Prestige Auto Receivables Trust 2016-1 144A, 5.15%, 11/15/21 (b)	1,469
1,000,000	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.920%) 3.28%, 10/20/27 (a)(b)	1,001
1,200,000	Springleaf Funding Trust 2017-A 144A, 2.68%, 7/15/30 (b)	1,179
1,836,750	Taco Bell Funding LLC 144A, 3.83%, 5/25/46 (b)	1,848
1,070,000	Thacher Park CLO Ltd. 144A, (3 mo. LIBOR USD + 1.160%) 3.52%, 10/20/26 (a)(b)	1,071

3   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

400,000	THL Credit Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR USD + 0.870%)
	3.22%, 10/15/27 (a)(b)	$400
300,000	THL Credit Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR USD + 2.600%) 4.95%, 10/15/27 (a)(b)	296
875,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 2.700%) 5.05%, 4/15/29 (a)(b)	875
900,000	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.880%) 3.23%, 4/15/27 (a)(b)	900
2,000,000	Vibrant CLO VII Ltd. 144A, (3 mo. LIBOR USD + 1.270%) 3.63%, 9/15/30 (a)(b)	2,012
188,400	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	189
200,789	VOLT XXXVIII LLC 144A, 3.88%, 9/25/45 (b)	203
1,950,000	Westlake Automobile Receivables Trust 2016-1 144A, 4.55%, 9/15/21 (b)	1,975
450,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	455
Total Asset Backed (Cost - $52,264)		52,657

Bank Loans(e) (4%)
417,900	Air Canada Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.98%, 10/06/23	421
313,192	Allison Transmission Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%) 3.65%, 9/23/22	316
997,500	Aramark Services Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 3/11/25	1,006
724,889	Berry Global Inc. Term Loan P 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 1/06/21	730
835,650	Burlington Coat Factory Warehouse Corp. Term Loan B5 1L, (LIBOR USD 1-Month + 2.500%) 4.38%, 11/17/24	841
1,296,750	Charter Communications Operating LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.91%, 4/30/25	1,304
1,144,251	Digicel International Finance Term Loan B 1L, (LIBOR USD 3-Month + 3.250%) 5.61%, 5/10/24	1,145
972,589	Golden Nugget Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 10/04/23	982
662,542	Michaels Stores Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 2.750%) 4.65%, 1/28/23	667
630,834	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.90%, 2/22/24	634
1,000,000	Sinclair Television Group Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%) 2.50%, 12/12/24	1,006
Total Bank Loans (Cost - $9,001)		9,052

Corporate Bond (19%)
550,000	ABN AMRO Bank NV 144A, 2.65%, 1/19/21 (b)	541
750,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (b)	741
690,000	Aircastle Ltd., 4.63%, 12/15/18	697

Principal or Shares	Security Description	Value (000)

750,000	Alimentation Couche-Tard Inc. 144A, 2.70%, 7/26/22 (b)	$721
320,000	Allergan Funding SCS, 3.00%, 3/12/20	318
780,000	Ally Financial Inc., 4.25%, 4/15/21	786
10	Ambac Assurance Corp. 144A, 5.10%, 6/07/20 (b)	—
450,000	Anheuser-Busch InBev Worldwide Inc., 3.50%, 1/12/24	448
750,000	Ares Capital Corp., 3.50%, 2/10/23	718
760,000	AT&T Inc., 3.20%, 3/01/22	752
730,000	Athene Global Funding 144A, 4.00%, 1/25/22 (b)	736
350,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (b)	342
590,000	Bank of America Corp., (3 mo. LIBOR USD + 1.160%) 3.12%, 1/20/23 (a)	581
300,000	Bank of Scotland PLC, 9.38%, 5/15/21 GBP (c)	499
840,000	Becton Dickinson and Co., (3 mo. LIBOR USD + 0.875%) 2.94%, 12/29/20 (a)	842
550,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	535
700,000	BPCE SA 144A, (3 mo. LIBOR USD + 1.220%) 3.12%, 5/22/22 (a)(b)	712
326,000	Campbell Soup Co., 3.30%, 3/15/21	327
500,000	Cenovus Energy Inc., 5.70%, 10/15/19	515
170,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	176
1,200,000	Citigroup Inc., 2.90%, 12/08/21	1,178
750,000	CSC Holdings LLC, 8.63%, 2/15/19	782
780,000	CVS Health Corp., 3.13%, 3/09/20	780
850,000	CVS Health Corp., 3.70%, 3/09/23	846
800,000	Delek & Avner Tamar Bond Ltd. 144A, 3.84%, 12/30/18 (b)	802
1,010,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (b)	1,030
450,000	Dollar Tree Inc., 3.70%, 5/15/23	447
1,270,000	Dominion Energy Inc., 2.50%, 12/01/19	1,255
250,000	Equinix Inc., 2.88%, 3/15/24 EUR (c)	302
740,000	First Data Corp. 144A, 5.38%, 8/15/23 (b)	757
450,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	465
600,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	577
800,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%) 3.59%, 2/15/23 (a)	800
840,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.310%) 3.61%, 6/30/22 (a)	857
1,145,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	1,135
1,200,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.050%) 3.07%, 6/05/23 (a)	1,214
530,000	Hyundai Capital America 144A, 2.40%, 10/30/18 (b)	528
435,000	International Lease Finance Corp., 4.63%, 4/15/21	446
360,000	International Lease Finance Corp., 5.88%, 4/01/19	370
660,000	KeyCorp, 2.90%, 9/15/20	656
565,000	Kinder Morgan Inc./DE 144A, 5.00%, 2/15/21 (b)	586

Semi-Annual Report    4

Principal or Shares	Security Description	Value (000)

600,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD + 0.810%) 2.91%, 11/07/23 (a)	$578
680,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%) 3.19%, 11/28/23 (a)(b)	653
420,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.350%) 3.64%, 3/27/24 (a)(b)	428
1,120,000	Mitsubishi UFJ Financial Group Inc., 3.00%, 2/22/22	1,102
650,000	Morgan Stanley, (3 mo. LIBOR USD + 0.930%) 3.29%, 7/22/22 (a)	658
800,000	National Savings Bank 144A, 8.88%, 9/18/18 (b)	812
1,100,000	Nordea Bank AB 144A, 4.88%, 5/13/21 (b)	1,138
455,000	ONEOK Inc., 4.25%, 2/01/22	464
184,000	Petrobras Global Finance BV, 8.38%, 5/23/21	208
210,000	Sabal Trail Transmission LLC 144A, 4.83%, 5/01/48 (b)	212
550,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	591
890,000	Seagate HDD Cayman, 3.75%, 11/15/18	893
730,000	Sinopec Group Overseas Development 2017 Ltd. 144A, 2.25%, 9/13/20 (b)	711
880,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	853
367,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	367
150,000	Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	143
200,000	Teva Pharmaceutical Finance Netherlands II BV 144A, 4.50%, 3/01/25 EUR (b)(c)	246
150,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	146
920,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	831
1,000,000	UBS Group Funding Switzerland AG 144A, (3 mo. LIBOR USD + 0.950%) 2.79%, 8/15/23 (a)(b)	1,008
260,000	Universal Health Services Inc. 144A, 4.75%, 8/01/22 (b)	263
960,000	WEA Finance LLC/Westfield UK & Europe Finance PLC 144A, 2.70%, 9/17/19 (b)	954
Total Corporate Bond (Cost - $40,466)		40,059

Foreign Government (10%)
1,860,000	Argentine Republic Government International Bond, 3.88%, 1/15/22 EUR (c)	2,299
500,000	Banco Nacional de Desenvolvimento Economico e Social 144A, 4.75%, 5/09/24 (b)	494
900,000	Croatia Government International Bond 144A, 6.75%, 11/05/19 (b)	946
1,500,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	1,588
500,000	Egypt Government International Bond 144A, 5.58%, 2/21/23 (b)	503
1,020,000	Georgia Government International Bond, 6.88%, 4/12/21 (f)	1,101
1,000,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (b)	1,059

Principal or Shares	Security Description	Value (000)

870,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	$953
1,990,000	Hungary Government International Bond, 6.25%, 1/29/20	2,092
1,030,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	1,048
1,050,000	Nigeria Government International Bond, 5.13%, 7/12/18 (f)	1,052
500,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (b)	512
1,100,000	Republic of South Africa Government International Bond, 5.50%, 3/09/20	1,140
378,000	Saudi Government International Bond 144A, 4.00%, 4/17/25 (b)	373
308,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	344
1,420,000	Serbia International Bond 144A, 5.88%, 12/03/18 (b)	1,441
300,000	Sri Lanka Government International Bond 144A, 5.75%, 4/18/23 (b)	298
860,000	Sri Lanka Government International Bond 144A, 6.25%, 10/04/20 (b)	890
350,000	Sri Lanka Government International Bond 144A, 6.25%, 7/27/21 (b)	361
1,100,000	Turkey Government International Bond, 5.63%, 3/30/21	1,136
850,000	Ukraine Government International Bond, 7.75%, 9/01/19 (f)	880
840,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	885
Total Foreign Government (Cost - $21,257)		21,395

Mortgage Backed (32%)
353,594	Alternative Loan Trust 2006-31CB, 6.00%, 11/25/36	310
184,482	Alternative Loan Trust 2006-31CB, 6.00%, 11/25/36	162
343,994	Alternative Loan Trust 2006-J5, 6.50%, 9/25/36	283
2,417,876	Alternative Loan Trust 2007-12T1, 6.00%, 6/25/37	1,948
239,142	Alternative Loan Trust 2007-5CB, 6.00%, 4/25/37	206
1,612,700	American Home Mortgage Assets Trust 2007-2, (1 mo. LIBOR USD + 0.125%) 2.02%, 3/25/47 (a)	1,481
482,849	Banc of America Funding 2005-H Trust, 3.53%, 11/20/35 (d)	432
1,100,000	Caesars Palace Las Vegas Trust 2017-VICI 144A, 3.83%, 10/15/34 (b)	1,108
529,751	Chase Mortgage Finance Corp., 6.00%, 5/25/37	423
143,603	CHL Mortgage Pass-Through Trust 2005-18, 5.50%, 10/25/35	129
932,749	CHL Mortgage Pass-Through Trust 2006-HYB1, 3.38%, 3/20/36 (d)	814
702,909	CHL Mortgage Pass-Through Trust 2007-HYB2, 3.46%, 2/25/47 (d)	636
1,180,562	Countrywide Alternative Loan Trust, 6.00%, 4/25/37	1,019

5   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

715,478	Countrywide Alternative Loan Trust, 6.00%, 4/25/37	$618
579,237	CSMC Trust 2013-IVR3 144A, 1.55%, 5/25/43 (b)(d)	560
692,285	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.850%) 2.75%, 11/25/29 (a)	694
1,860,652	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.150%) 3.05%, 9/25/29 (a)	1,872
628,511	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.300%) 3.20%, 7/25/29 (a)	634
399,482	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.350%) 3.25%, 1/25/29 (a)	401
1,060,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.250%) 4.15%, 7/25/30 (a)	1,086
894,070	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.000%) 5.90%, 5/25/25 (a)	982
1,050,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%) 6.15%, 1/25/29 (a)	1,196
670,690	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.550%) 6.45%, 2/25/25 (a)	729
565,033	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.000%) 6.90%, 7/25/25 (a)	645
449,007	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.000%) 6.90%, 7/25/25 (a)	501
1,245,462	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.700%) 7.60%, 4/25/28 (a)	1,450
400,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 6.000%) 7.90%, 9/25/28 (a)	479
692,965	First Horizon Alternative Mortgage Securities Trust 2006-AA5, 3.46%, 9/25/36 (d)	645
1,221,220	Flagstar Mortgage Trust 2018-1 144A, 3.50%, 3/25/48 (b)(d)	1,210
1,338,389	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.10%, 7/25/29 (a)	1,351
865,237	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.10%, 8/25/29 (a)	872
4,363,229	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.10%, 10/25/29 (a)	4,414
943,126	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.650%) 3.55%, 4/25/24 (a)	957
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%) 4.20%, 9/25/30 (a)	1,016
1,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%) 6.50%, 12/25/42 (a)	1,326
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.700%) 6.60%, 3/25/28 (a)	578
1,020,285	FREMF 2017-KF32 Mortgage Trust 144A, (1 mo. LIBOR USD + 2.550%) 4.43%, 5/25/24 (a)(b)	1,035

Principal or Shares	Security Description	Value (000)

946,299	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR USD + 0.350%) 2.25%, 3/25/35 (a)(b)	$892
309,208	HarborView Mortgage Loan Trust 2004-10, 3.71%, 1/19/35 (d)	309
87,821	HomeBanc Mortgage Trust 2004-1, (1 mo. LIBOR USD + 0.860%) 2.76%, 8/25/29 (a)	85
259,548	IndyMac Index Mortgage Loan Trust 2005-AR13, 3.40%, 8/25/35 (d)	234
204,118	JP Morgan Alternative Loan Trust, (1 mo. LIBOR USD + 0.170%) 2.07%, 8/25/36 (a)	222
121,823	JP Morgan Mortgage Trust, 6.00%, 7/25/36	110
517,606	JP Morgan Mortgage Trust, 6.00%, 6/25/37	435
353,050	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (b)(d)	352
2,607,223	JP Morgan Mortgage Trust 2017-5 144A, 3.18%, 10/26/48 (b)(d)	2,587
116,858	MLCC Mortgage Investors Inc., 3.33%, 2/25/36 (d)	118
756,975	Morgan Stanley Mortgage Loan Trust, 3.42%, 1/25/35 (d)	745
335,717	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (b)(d)	339
416,633	New Residential Mortgage Loan Trust 2014-2 144A, 3.75%, 5/25/54 (b)(d)	419
813,339	New Residential Mortgage Loan Trust 2014-3 144A, 5.65%, 11/25/54 (b)(d)	852
229,412	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (b)(d)	231
520,920	New Residential Mortgage Loan Trust 2015-2 144A, 3.75%, 8/25/55 (b)(d)	524
701,459	New Residential Mortgage Loan Trust 2016-1 144A, 3.75%, 3/25/56 (b)(d)	705
1,305,567	New Residential Mortgage Loan Trust 2016-4 144A, 3.75%, 11/25/56 (b)(d)	1,311
1,300,375	New Residential Mortgage Loan Trust 2017-3 144A, 4.00%, 4/25/57 (b)(d)	1,315
846,392	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (b)(d)	859
1,467,976	New Residential Mortgage Loan Trust 2017-5 144A, (1 mo. LIBOR USD + 1.500%) 3.40%, 6/25/57 (a)(b)	1,518
132,920	Prime Mortgage Trust, 5.00%, 10/25/35	134
1,518,374	RALI Series 2005-QA7 Trust, 3.94%, 7/25/35 (d)	1,415
1,287,046	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	1,238
138,707	RALI Series 2006-QS4 Trust, 6.00%, 4/25/36	128
588,681	RALI Series 2007-QS1 Trust, 6.00%, 1/25/37	554
436,785	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	385
1,621,344	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%) 1.35%, 8/20/56 GBP (a)(b)(c)	2,250
846,924	Sequoia Mortgage Trust 2017-CH2 144A, 4.00%, 12/25/47 (b)(d)	857
25,900	Structured Adjustable Rate Mortgage Loan Trust, 3.41%, 8/25/34 (d)	25

Semi-Annual Report    6

Principal or Shares	Security Description	Value (000)
243,035	Structured Adjustable Rate Mortgage Loan Trust, 3.41%, 12/25/35 (d)	$215
257,172	Structured Adjustable Rate Mortgage Loan Trust, 3.67%, 8/25/34 (d)	254
3,123,807	Structured Asset Mortgage Investments II Trust 2006-AR7, (1 mo. LIBOR USD + 0.210%) 2.11%, 8/25/36 (a)	2,853
1,292,439	Structured Asset Mortgage Investments Inc., (1 mo. LIBOR USD + 0.310%) 2.21%, 12/25/35 (a)	1,185
845,790	Structured Asset Mortgage Investments Inc., (1 mo. LIBOR USD + 0.700%) 2.60%, 1/19/34 (a)	829
311,747	Structured Asset Mortgage Investments Inc., 3.20%, 5/25/36 (d)	198
3,072	Structured Asset Mortgage Investments Trust, 2003-C1, 3.93%, 7/25/32 (d)	3
780,083	Vendee Mortgage Trust IO, 3.75%, 12/15/33	38
150,168	WaMu Mortgage Pass-Through Certificates, (12 mo. Federal Reserve Cumulative Average USD + 0.940%) 2.22%, 5/25/46 (a)	150
347,708	WaMu Mortgage Pass-Through Certificates, 2.90%, 10/25/36 (d)	325
592,420	WaMu Mortgage Pass-Through Certificates, 3.18%, 9/25/36 (d)	528
881,496	WaMu Mortgage Pass-Through Certificates, 3.18%, 7/25/37 (d)	738
464,746	WaMu Mortgage Pass-Through Certificates, 3.32%, 2/25/37 (d)	450
574,272	WaMu Mortgage Pass-Through Certificates, 3.33%, 10/25/36 (d)	561
1,517,878	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, (1 mo. LIBOR USD + 0.320%) 2.22%, 8/25/45 (a)	1,521
1,114,982	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.30%, 9/25/36 (d)	1,085
476,161	WaMu Mortgage Pass-Through Certificates Series 2006-AR19 Trust, (Cost of Funds for the 11th District of San Francisco + 1.250%) 2.07%, 1/25/47 (a)	463
2,014,904	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.41%, 2/25/37 (d)	1,977
Total Mortgage Backed (Cost - $66,721)		68,723

Municipal (0%)
450,000	State of California, 4.60%, 4/01/38 (Cost - $474)	471

U.S. Treasury (2%)
550,000	U.S. Treasury Note, 1.25%, 8/31/19 (g)(h)	542
3,500,000	U.S. Treasury Note, 2.38%, 4/30/20	3,492
Total U.S. Treasury (Cost - $4,039)		4,034

Stocks (10%)
Common Stock (9%)
7,900	AbbVie Inc.	763
6,100	Amgen Inc.	1,064
35,300	Bank of America Corp.	1,056
23,300	BB&T Corp.	1,230
16,300	Citigroup Inc.	1,113

Principal or Shares	Security Description	Value (000)
11,200	DowDuPont Inc.	$708
13,500	Exxon Mobil Corp.	1,049
6,200	Home Depot Inc.	1,146
24,900	Intel Corp.	1,285
7,600	International Business Machines Corp.	1,102
9,900	JPMorgan Chase & Co.	1,077
3,200	Lockheed Martin Corp.	1,027
6,700	McDonald’s Corp.	1,122
20,600	Merck & Co. Inc.	1,213
12,000	Microsoft Corp.	1,122
6,400	Philip Morris International Inc.	525
11,400	Phillips 66	1,269
8,200	Wal-Mart Stores Inc.	725
Total Common Stock		18,596

Master Limited Partnership (1%)
44,700	Enterprise Products Partners LP	1,200
15,800	Magellan Midstream Partners LP	1,040
29,000	Spectra Energy Partners LP	1,034
Total Master Limited Partnership		3,274

Preferred Stock (0%)
220	Wells Fargo & Co., 7.50%	282
Total Stocks (Cost - $22,241)		22,152

Investment Company (2%)
3,779,500	Payden Cash Reserves Money Market Fund *
	(Cost - $3,780)	3,780
Purchase Options (0%)
Total Purchased Options (Cost - $43)		26
Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $81)		33
Total Investments, Before Options Written
(Cost - $220,367) (103%)		222,382
Written Swaptions (0%)
Total Written Swaptions (Cost - $(81))		(40)
Total Investments (Cost - $220,286) (103%)		222,342
Liabilities in excess of Other Assets (-3%)		(5,646)
Net Assets (100%)		$216,696

7   Payden Mutual Funds

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Principal in foreign currency.
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(e)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(g)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

Purchased Options

Description		Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase — 0.0%
S & P 500 Index		99	$26,216	2260.00	05/11/2018	$4	Put
S & P 500 Index		131	34,689	2260.00	05/31/2018	22	Put

Total Purchase Options			$60,905			$26

Purchased Swaptions
Description	Counterparty			Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
2 Year Interest Rate Swap, 9/24/18, Pay Fixed 2.7385%	BNP PARIBAS			$27,900	09/24/2018	$33	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR

Written Swaptions
Description	Counterparty			Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
5 Year Interest Rate Swap, 9/24/18, Pay Fixed 2.7825%	BNP PARIBAS			$11,600	09/24/2018	$(40)	Call
Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR

Semi-Annual Report    8

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CAD 2,102	USD 1,632	Citibank, N.A.	06/26/2018	$7
COP 1,524,000	USD 536	State Street Bank & Trust Co.	05/11/2018	6
USD 9,683	EUR 7,864	Citibank, N.A.	05/08/2018	181
USD 433	EUR 350	Citibank, N.A.	05/08/2018	10
USD 1,672	CAD 2,102	Citibank, N.A.	06/26/2018	33
USD 1,628	NZD 2,258	Citibank, N.A.	06/26/2018	40
USD 2,864	GBP 2,026	HSBC Bank USA, N.A.	05/08/2018	74
USD 1,609	NOK 12,597	HSBC Bank USA, N.A.	05/15/2018	38
USD 2,482	EUR 2,016	HSBC Bank USA, N.A.	07/27/2018	30
USD 548	COP 1,524,000	State Street Bank & Trust Co.	05/11/2018	5
USD 507	BRL 1,767	State Street Bank & Trust Co.	05/16/2018	3

				427

Liabilities:
BRL 1,767	USD 532	State Street Bank & Trust Co.	05/16/2018	(28)
CAD 2,034	USD 1,609	HSBC Bank USA, N.A.	05/15/2018	(24)
EUR 351	USD 435	Citibank, N.A.	05/08/2018	(11)
IDR 30,224,000	USD 2,180	Barclays Bank PLC	07/24/2018	(29)
JPY 519,300	USD 4,916	State Street Bank & Trust Co.	06/14/2018	(151)
MYR 4,180	USD 1,080	Barclays Bank PLC	05/30/2018	(16)
NOK 12,597	USD 1,624	HSBC Bank USA, N.A.	05/15/2018	(53)
NOK 19,487	USD 2,475	HSBC Bank USA, N.A.	07/27/2018	(38)
NZD 2,258	USD 1,652	Citibank, N.A.	06/26/2018	(63)
USD 1,583	CAD 2,034	HSBC Bank USA, N.A.	05/15/2018	(1)
ZAR 6,440	USD 531	HSBC Bank USA, N.A.	05/11/2018	(15)

				(429)

Net Unrealized Appreciation (Depreciation)				$(2)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2 Year Note Future	27	Jun-18	$5,725	$(12)	$(12)
U.S. Treasury 5 Year Note Future	78	Jun-18	8,854	(31)	(31)

					(43)

Short Contracts:
U.S. Treasury 10 Year Note Future	14	Jun-18	(1,675)	16	16

					16

Total Futures					$(27)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America	06/20/2023	$7,200	$498	$444	$54
High Yield Series 30 Index), Pay 5% Quarterly, Receive upon credit default

See notes to financial statements.

9   Payden Mutual Funds

April 30, 2018(Unaudited)

Numbers in 000s

ASSETS:
Investments, at value *	$218,602
Affiliated investments, at value **	3,780
Foreign cash ***	12
Cash	51
Cash pledged for financial futures contracts	430
Receivable for:
Interest and dividends	1,036
Investments sold	644
Fund shares sold	130
Futures	5
Forward currency contracts	427
Other assets	26
Total Assets	225,143
LIABILITIES:
Payable for:
Forward currency contracts	429
Investments purchased	7,665
Fund shares redeemed	5
Futures	2
Options written ****	40
Variation margin on centrally cleared swaps	1
Accrued expenses:
Investment advisory fees (Note 3)	162
Administration fees (Note 3)	27
Distribution fees (Note 3)	52
Trustee fees and expenses	2
Other liabilities	62
Total Liabilities	8,447
NET ASSETS	$216,696
NET ASSETS:
Paid in capital	$220,821
Undistributed net investment income	1,695
Undistributed net realized losses from investments	(7,899)
Net unrealized appreciation (depreciation) from:
Investments	2,083
Translation of assets and liabilities in foreign currencies	(4)

NET ASSETS	$216,696
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$17,752
Shares Outstanding	1,692
Net Asset Value Per Share	$10.49
SI Class
Net Assets	$113,832
Shares Outstanding	10,901
Net Asset Value Per Share	$10.44
Adviser Class
Net Assets	$46,651
Shares Outstanding	4,557
Net Asset Value Per Share	$10.24
Retirement Class
Net Assets	$38,461
Shares Outstanding	3,922
Net Asset Value Per Share	$9.81

* Investments, at cost	$216,587
** Affiliated investments, at cost	3,780
*** Foreign cash, at cost	12
**** Options written, at cost	(81)

See notes to financial statements.

Semi-Annual Report    10

Period ended April 30, 2018(Unaudited)

Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$3,824
Dividend income	101
Dividend income from affiliated investment (Note 2)	10
Income from securities lending	7
Investment Income	3,942
EXPENSES:
Investment advisory fees (Note 3)	1,191
Administration fees (Note 3)	162
Shareholder servicing fees	9
Distribution fees (Note 3)	153
Custodian fees	20
Transfer agent fees	28
Registration and filing fees	25
Trustee fees and expenses	11
Printing and mailing costs	2
Loan commitment fees	2
Legal fees	1
Publication expense	3
Pricing fees	15
Fund accounting fees	27
Insurance	3
Audit fees	23
Gross Expenses	1,675
Expense subsidy (Note 3)	(197)
Net Expenses	1,478
Net Investment Income	2,464
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	1,103
Foreign currency transactions	(179)
Forward foreign exchange contracts	(73)
Futures contracts	(170)
Written option contracts	(146)
Swap contracts	110
Change in net unrealized appreciation (depreciation) from:
Investments	(2,194)
Translation of assets and liabilities in foreign currencies.	(25)
Forward foreign exchange contracts	(96)
Futures contracts	(31)
Written option contracts	91
Swap contracts	46
Net Realized and Unrealized Losses	(1,564)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$900

See notes to financial statements.

11   Payden Mutual Funds

For the period ended April 30, 2018 (Unaudited) and year ended October 31st, 2017

Numbers in 000s

	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,464	$4,609
Net realized gains (losses) on investments	645	(1,245)
Change in net unrealized appreciation	(2,209)	2,234
Change in Net Assets Resulting from Operations	900	5,598
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(440)	(175)
SI Class	(2,824)	(1,853)
Adviser Class	(1,171)	(875)
Retirement Class	(901)	(609)
Change in Net Assets from Distributions to Shareholders	(5,336)	(3,512)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	—	9,297
SI Class	11,173	43,222
Adviser Class	2,385	9,007
Retirement Class	3,776	13,962
Reinvestment of distributions:
Institutional Class	440	175
SI Class	2,810	1,852
Adviser Class	1,169	867
Retirement Class	901	609
Cost of fund shares redeemed:
Institutional Class	(138)	(2,223)
SI Class	(20,376)	(35,337)
Adviser Class	(4,084)	(15,727)
Retirement Class	(4,477)	(11,472)
Change in Net Assets from Capital Transactions	(6,421)	14,232
Total Change in Net Assets	(10,857)	16,318
NET ASSETS:
Beginning of period	227,553	211,235
End of period	$216,696	$227,553
Accumulated net investment income	$1,695	$4,567
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	1,663	972
Shares sold	—	883
Shares issued in reinvestment of distributions	42	17
Shares redeemed	(13)	(209)
Change in shares outstanding	29	691
Outstanding shares at end of period	1,692	1,663
SI Class:
Outstanding shares at beginning of period	11,500	10,579
Shares sold	1,068	4,110
Shares issued in reinvestment of distributions	270	179
Shares redeemed	(1,937)	(3,368)
Change in shares outstanding	(599)	921
Outstanding shares at end of period	10,901	11,500
Adviser Class:
Outstanding shares at beginning of period	4,608	5,175
Shares sold	233	871
Shares issued in reinvestment of distributions	114	85
Shares redeemed	(398)	(1,523)
Change in shares outstanding	(51)	(567)
Outstanding shares at end of period	4,557	4,608
Retirement Class:
Outstanding shares at beginning of period	3,894	3,583
Shares sold	384	1,402
Shares issued in reinvestment of distributions	92	62
Shares redeemed	(448)	(1,153)
Change in shares outstanding.	28	311
Outstanding shares at end of period	3,922	3,894
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	$86,009	$171,901
Sale of investments (excluding government)	94,082	135,168
Purchase of government securities	14,482	107,476
Sale of government securities	19,845	109,326

See notes to financial statements.

Semi-Annual Report    12

April 30, 2018(Unaudited)

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other eighteen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

13   Payden Mutual Funds

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at April 30th. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

Semi-Annual Report    14

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

15   Payden Mutual Funds

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the

Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of April 30, 2018 (000s)

Underlying Risk	Derivative Assets	Derivative Liabilities
Credit[1]	$54	—
Equity[2]	26	—
Interest rate[1,3,4]	49	$(83)
Foreign currency[5,6]	427	(429)

Total	$556	$(512)

1	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Includes options purchased at value as reported in the Schedule of Investments.

3	Receivable for options written.

4	Payable for options written.

5	Receivable for forward currency contracts.

6	Payable for forward currency contracts.

Semi-Annual Report    16

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended April 30, 2018

Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Credit	—	—	—	$7	$7
Equity	—	—	$428	—	428
Foreign exchange	—	$(73)	—	—	(73)
Interest rate	$(170)	—	333	103	266

Total	$(170)	$(73)	$761	$110	$628

1	Net realized gains (losses) from futures contracts.

2	Net realized gains (losses) from forward foreign exchange contracts.

3	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.

4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended April 30, 2018

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Foreign Exchange Contracts[6]	Options[7]	Swaps[8]	Total
Credit	—	—	—	$54	$54
Equity	—	—	$15	—	15
Foreign exchange	—	$(96)	—	—	(96)
Interest rate	$(31)	—	(130)	(8)	(169)

Total	$(31)	$(96)	$(115)	$46	$(196)

5	Change in net unrealized appreciation (depreciation) from futures contracts.

6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.

7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options, which are included in change in unrealized appreciation (depreciation) on investments.

8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2018, the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
14%	0%	3%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty.

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties

17   Payden Mutual Funds

to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At April 30, 2018, the Fund’s derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Derivative Financial Instruments:
Centrally Cleared Swaps	$—	$1
Futures Contracts	5	2
Purchased Options[1]	59	—
Written Call Options	—	40
Forward Currency Contracts	427	429

Total derivative assets and liabilities in the Statement of Assets and Liabilities	491	472

Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(302)	(77)

Total derivative assets and liabilities subject to MNA	$189	$395

1Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of April 30, 2018 (000s):

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
BNP PARIBAS	$33	$(33)	—	—	—
HSBC Bank USA, N.A.	142	(131)	—	—	$11
State Street Bank & Trust Co.	14	(14)	—	—	—

Total	$189	$(178)	—	—	$11

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$45	—	—	—	$45
BNP PARIBAS	40	$(33)	—	—	7
HSBC Bank USA, N.A.	131	(131)	—	—	—
State Street Bank & Trust Co.	179	(14)	—	—	165

Total	$395	$(178)	—	—	$217

[1]	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Semi-Annual Report    18

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended April 30, 2018, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended April 30, 2018, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

19   Payden Mutual Funds

Value October 31, 2017	Purchases	Sales	Dividends	Value April 30, 2018	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
$714,370	$252,767,390	$249,702,260	$9,889	$3,779,500	—	—

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to the Fund during the period ended April 30, 2018.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

In March 2017, the FASB issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/ Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/ Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees of the Institutional class to

0.95% of the average daily net assets or an annualized basis through February 28, 2019 (exclusive of interest and taxes).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $965,263 ($368,864 for 2016, $399,456 for 2017 and $196,943 for 2018) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional and SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

Semi-Annual Report    20

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 -Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities
			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Asset Backed	—	—	$52,657	—	—	—	$52,657
Bank Loans	—	—	9,052	—	—	—	9,052
Corporate Bond	—	—	40,059	—	—	—	40,059
Foreign Government	—	—	21,395	—	—	—	21,395
Mortgage Backed	—	—	68,723	—	—	—	68,723
Municipal	—	—	471	—	—	—	471
U.S. Treasury	—	—	4,034	—	—	—	4,034
Swaptions Purchased	—	—	33	—	—	—	33
Common Stock	$18,597	—	—	—	—	—	18,597
Master Limited Partnership	3,273	—	—	—	—	—	3,273
Preferred Stock	282	—	—	—	—	—	282
Options Purchased	26	—	—	—	—	—	26
Investment Company	3,780	—	—	—	—	—	3,780

21   Payden Mutual Funds

	Other Financial Instruments[1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Forward currency contracts	—	—	$427	$(429)	—	—	$ (2)
Futures	$16	$(43)	—	—	—	—	(27)
Swaps	—	—	54	—	—	—	54
Swaptions Written	—	—	—	(40)	—	—	(40)

1	Other financial instruments are swaps, futures contracts and forward currency contracts and swaptions written, all of which are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

5. Federal Tax Information (amounts in 000s)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

As of October 31, 2017, the Fund had available for Federal income tax purposes unused capital losses as follows (000’s):

Expires 2019	Unlimited*	Total
$0	$—	$0

* Post-enactment carryforward losses.

  At April 30, 2018, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments
$220,367	$4,365	$(2,350)	$2,015

  6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semi-Annual Report    22

For the share outstanding for the periods ended October 31st

	Institutional Class
	2018		2017	2016
Net asset value — beginning of period	$10.69		$10.55	$10.33

Income (loss) from investment activities:
Net investment income	0.15		0.25	0.15
Net realized and unrealized gains (losses)	(0.08)		0.07	0.07

Total from investment activities	0.07		0.32	0.22

Distributions to shareholders:
From net investment income	(0.27)		(0.18)	—

Net asset value — end of period	$10.49		$10.69	$10.55

Total return	0.62	%(1)	3.09%	2.13	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$17,752		$17,780	$10,259
Ratio of gross expense to average net assets	1.41	%(2)	1.41%	1.43	%(2)
Ratio of net expense to average net assets	0.95	%(2)	0.95%	0.95	%(2)
Ratio of investment income less gross expenses to average net assets	2.24	%(2)	2.10%	2.90	%(2)
Ratio of net investment income to average net assets	2.69	%(2)	2.55%	3.38	%(2)
Portfolio turnover rate	46	%(1)	116%	55	%(1)
The Class commenced operations on June 1, 2016.
	SI Class
	2018		2017	2016		2015	2014
Net asset value — beginning of period	$10.65		$10.54	$10.48		$10.63	$10.66

Income (loss) from investment activities:
Net investment income	0.14		0.23	0.25		0.19	0.23
Net realized and unrealized gains (losses)	(0.09)		0.06	0.01		(0.16)	0.02

Total from investment activities	0.05		0.29	0.26		0.03	0.25

Distributions to shareholders:
From net investment income	(0.26)		(0.18)	(0.20)		(0.18)	(0.28)

Net asset value — end of period	$10.44		$10.65	$10.54		$10.48	$10.63

Total return	0.47	%(1)	2.76%	2.58%		0.29%	2.41%

Ratios/supplemental data:
Net assets, end of period (000s)	$113,832		$122,500	$111,517		$107,903	$89,025
Ratio of gross expense to average net assets	1.41	%(2)	1.42%	1.43%		1.46%	1.47%
Ratio of net expense to average net assets	1.25	%(2)	1.25%	1.25%		1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	2.23	%(2)	2.09%	2.23%		2.00%	2.22%
Ratio of net investment income to average net assets	2.39	%(2)	2.25%	2.42%		2.21%	2.44%
Portfolio turnover rate	46	%(1)	116%	55%		85%	85%

The class commenced operations on September 22, 2008.

(1)	Not annualized.
(2)	Annualized.

23   Payden Mutual Funds

	Adviser Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$10.46		$10.37	$10.34	$10.51	$10.54

Income (loss) from investment activities:
Net investment income	0.12		0.22	0.25	0.19	0.25
Net realized and unrealized gains (losses)	(0.08)		0.04	(0.02)	(0.19)	(0.02)

Total from investment activities	0.04		0.26	0.23	—	0.23

Distributions to shareholders:
From net investment income	(0.26)		(0.17)	(0.20)	(0.17)	(0.26)

Net asset value — end of period	$10.24		$10.46	$10.37	$10.34	$10.51

Total return	0.36	%(1)	2.56%	2.28%	0.05%	2.18%

Ratios/supplemental data:
Net assets, end of period (000s)	$46,651		$48,190	$53,687	$60,661	$57,112
Ratio of gross expense to average net assets	1.66	%(2)	1.67%	1.68%	1.71%	1.73%
Ratio of net expense to average net assets	1.50	%(2)	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	1.99	%(2)	1.84%	1.98%	1.75%	1.95%
Ratio of net investment income to average net assets	2.14	%(2)	2.00%	2.17%	1.96%	2.18%
Portfolio turnover rate	46	%(1)	116%	55%	85%	85%

The class commenced operations on September 22, 2008.

	Retirement Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$10.04		$9.98	$9.98	$10.17	$10.21

Income (loss) from investment activities:
Net investment income	0.11		0.18	0.20	0.17	0.22
Net realized and unrealized gains (losses)	(0.09)		0.05	—	(0.19)	(0.03)

Total from investment activities	0.02		0.23	0.20	(0.02)	0.19

Distributions to shareholders:
From net investment income	(0.25)		(0.17)	(0.20)	(0.17)	(0.23)

Net asset value — end of period	$9.81		$10.04	$9.98	$9.98	$10.17

Total return	0.22	%(1)	2.33%	2.03%	(0.19)%	1.90%

Ratios/supplemental data:
Net assets, end of period (000s)	$38,461		$39,083	$35,772	$27,001	$28,515
Ratio of gross expense to average net assets	1.91	%(2)	1.91%	1.93%	1.96%	1.97%
Ratio of net expense to average net assets	1.75	%(2)	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	1.73	%(2)	1.59%	1.74%	1.51%	1.72%
Ratio of net investment income to average net assets	1.89	%(2)	1.75%	1.92%	1.72%	1.94%
Portfolio turnover rate	46	%(1)	116%	55%	85%	85%

The class commenced operations on April 6, 2009.

(1)	Not annualized.
(2)	Annualized.

24

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended April 30, 2018. It uses the Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (181/365 days) for the six-month period ended April 30, 2018 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value November 1, 2017	Value April 30, 2018	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Institutional Class
Actual	$1,000.00	$1,006.20	0.62%	0.95%	$4.73
Hypothetical	1,000.00	1,020.08	2.01%	0.95%	4.76
SI Class
Actual	$1,000.00	$1,004.70	0.47%	1.25%	$6.21
Hypothetical	1,000.00	1,018.60	1.86%	1.25%	6.26
Adviser Class
Actual	$1,000.00	$1,003.60	0.36%	1.50%	$7.45
Hypothetical	1,000.00	1,017.36	1.74%	1.50%	7.50
Retirement Class
Actual	$1,000.00	$1,002.20	0.22%	1.75%	$8.69
Hypothetical	1,000.00	1,016.12	1.61%	1.75%	8.75

25   Payden Mutual Funds

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
W. D. Hilton, Jr.	71	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust
Thomas V. McKernan, Jr.	73	Independent Trustee	1993	19	Chairman, Automobile Club of Southern California, Director, First American Financial
Rosemarie T. Nassif	76	Independent Trustee	2008	19	President Emerita, Holy Names University; Program Director, Conrad Hilton Foundation	Executive Director, Center for Catholic Education, Loyola Marymount University
Andrew J. Policano	68	Independent Trustee	2008	19	Former Dean, The	Director, Rockwell
					Paul Merage School	Collins
					of Business,
					University of
					California, Irvine
Dennis C. Poulsen	75	Independent Trustee	1992	19	Chairman of the
					Advisory Board, Rose
					Hills Company
Stender E. Sweeney	79	Independent Trustee	1992	19	Private Investor	Director, Avis
						Budget Group, Inc.
Joan A. Payden	86	Interested Trustee	1992	19	President, CEO and
					Director, Payden &
					Rygel
Michael E. Salvay	56	Interested Trustee	2009	19	Managing Principal,
					Payden & Rygel
James P. Sarni	57	Interested Trustee	2017	19	Managing Principal
					and Director, Payden
					& Rygel
Officers (2)
Joan A. Payden		Chairman and CEO	1992		President, CEO and
					Director, Payden &
					Rygel
Brian W. Matthews		Vice President and	2003		Managing Principal,
		CFO			CFO and Director,
					Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Principal, Payden &
					Rygel
Bradley F. Hersh		Vice President and	1998		Principal and
		Treasurer			Treasurer, Payden &
					Rygel
Edward S. Garlock		Secretary	1997		Managing Principal,
					General Counsel and
					Director, Payden &
					Rygel
Sandi Brents		Vice President and	2016		Vice President and
		CCO			Senior Compliance
					Officer, Payden &
					Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Semi-Annual Report    26

(THIS PAGE INTENTIONALLY LEFT BLANK)

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

PAYDEN/KRAVITZ

PAYDEN/KRAVITZ CASH BALANCE FUND

Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)
Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKCIX)
Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)
Payden/Kravitz Cash Balance Plan Fund – SI Share Class (PKBIX)

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Joan Payden
Joan Payden, Chairman and CEO
(principal executive officer)

Date June 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joan Payden
Joan Payden, Chairman and CEO
(principal executive officer)

Date June 26, 2018

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Vice President and Chief Financial Officer
(principal financial officer)

Date     June 26, 2018

* Print the name and title of each signing officer under his or her signature.